UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21864

WisdomTree Trust

(Exact name of registrant as specified in charter)

230 Park Avenue

New York, NY 10169

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 909-9473

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Reports to Shareholders are attached hereto.

(b)	Not Applicable.

WisdomTree Trust

Annual Report

August 31, 2021

Currency Strategy Funds:

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

WisdomTree Chinese Yuan Strategy Fund (CYB)

WisdomTree Emerging Currency Strategy Fund (CEW)

Fixed Income Funds:

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Floating Rate Treasury Fund (USFR)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

WisdomTree Mortgage Plus Bond Fund (MTGP)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

Alternative Funds:

WisdomTree Alternative Income Fund (HYIN)

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

WisdomTree Enhanced Commodity Strategy Fund (GCC)

WisdomTree Managed Futures Strategy Fund (WTMF)

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Market Environment Overview

(unaudited)

Global equity markets, as measured by the MSCI ACWI Index, returned 28.64% in U.S. dollar terms for the 12-month period ending August 31, 2021. Over the same period, U.S. equities, measured by the S&P 500 Index, returned 31.17%. Internationally, the MSCI EAFE Index, which represents equity markets in the developed world outside the U.S. and Canada, returned 26.65% in U.S. dollar terms. Within emerging markets, the MSCI Emerging Markets Index returned 21.12% in U.S. dollar terms over the same period.

Equity performance was mixed over the 12-month period. Markets were optimistic from the beginning of the fiscal year through the end of 2020 as global economies continued their recovery from the novel coronavirus (“COVID-19”) pandemic. Early in 2021, investors became more discerning as a number of headline risks related to COVID-19 infections, geopolitics, and central bank policy materialized in the various regions. These sentiments had material impacts for the fixed income, commodity, currency, and options markets.

The Bloomberg U.S. Aggregate Bond Index, a measurement of broad U.S. fixed income, returned 0.15% over the fiscal year, while the Bloomberg Commodity Index, representing global commodity activity, returned 31.00%. Foreign exchange performance over the 12-month period was also mixed, with the U.S. dollar strengthening and weakening against several developed and emerging market currencies. Fluctuations in currency markets were often directly tied to local monetary policy activity as well as each country’s trajectory of economic recovery. The CBOE® Volatility Index (VIX®), which measures options market positioning as a proxy for volatility, steadily declined over the fiscal year but exhibited brief spikes coinciding with major headline risks.

The remaining four months of 2020 exhibited much of the same economic recovery that began to materialize in the late-spring months, after the onset of the COVID-19 pandemic. With monetary policy around the world remaining firmly accommodative, investors continued their return to equity investing, sending global markets higher. Despite intermittent bouts of volatility, markets were generally calm as economic data improved but not such to suggest the threat of an imminent slowdown.

Late in the year, markets were also catalyzed by the results of the U.S. presidential election and the initial announcement of a vaccine to counteract COVID-19. The former event was a tailwind for U.S. markets, as the Biden administration’s plans for new infrastructure policy was additive for the cyclical economy. For investors, it also marked the perceived return to diplomatic relationships and coordinated global cooperation with the rest of the world. Unlike his predecessor, President Biden and his administration were keen on reestablishing diplomatic ties and rebuilding relationships that had deteriorated under the previous administration.

The vaccine announcement was bigger news, however, as it seemed to finally be the world’s ticket out of the pandemic. Investors piled more money into equities, sending global markets higher, in an effort to participate in the economic reopening.

The beginning of 2021 continued with much of the same optimism that concluded 2020. As equity markets continued higher on the back of vaccine approval and distributions, fixed income markets continued to suffer at the expense of the equity rally. The 10-year U.S. Treasury yield, which had already risen about 25 basis points off its lows at the start of the fiscal year, continued to rise to roughly 1.7% by the end of the first quarter of 2021. The U.S. dollar also strengthened against a basket of international currencies on the back of the rosier economic growth outlook and improved yields in fixed income. Commodity markets surged higher from the start of the calendar year, as the prospect of a global economic reopening supported prices that had been suppressed for much of 2020 after nearly a year of economic inactivity and diminished production.

Meanwhile, global economic data continued to improve and markets began to digest the possibility that more contractionary monetary and fiscal policies may be needed to quell overheating economies and rising inflation sooner than expected. Global equities continued to move higher, but investors became more discerning as they assessed the specific risks to each region.

WisdomTree Trust	1

Market Environment Overview

(unaudited) (continued)

In the U.S., inflationary pressures were top of mind but combatted with the fear that the improved economic outlook was too good to be true and would surely slow after the initial economic reopening. Because of this, investors’ eyes were focused on the U.S. Federal Reserve (“Fed”), looking to interpret any action (or inaction) as a sign of either continued accommodative monetary policy, or a hawkish pivot. More people continued to get vaccinated, which was additive for the cyclical economy that had been beaten down last year, but the U.S. continued to grapple with intermittent increases in COVID-19 infections, largely in areas of the country where vaccination rates were lowest. U.S. politics also presented challenges as well, as it became clear that U.S. Congress was bitterly divided and would face a number of hurdles in an effort to pass President Biden’s ambitious economic agenda.

In the developed international region, markets performed inline with the COVID-19 landscape. Those countries that were able to approve, secure and distribute vaccines most efficiently marched further toward a complete economic reopening. Those that lagged in the vaccination effort seemed to stagnate. In the late-spring and early-summer months of 2021, vaccination rates began to quickly improve in Europe and Japan, which provided a much-needed tailwind for both regions. Economic data continued to improve, though investors were confident the recovery still had a long way to go and therefore did not have much concern about restrictive fiscal and monetary policy pivots in the near-term.

Emerging markets were less fortunate. Certain areas grappled with rising COVID-19 infections, most notably India, Brazil and southeast Asia, while the region as a whole struggled to acquire and distribute vaccines like its developed market peers. Despite this, the Indian market continued to perform well amid the impact of COVID-19 and political tensions throughout the nation. Emerging markets continued higher on the back of accommodative global monetary policy, particularly within the U.S., and investors’ renewed risk appetite.

However, the outlook for emerging markets shifted in the summer months of 2021 with issues centering on China. Investors began to digest the reality that the U.S. political system under President Biden would be neither more friendly nor as constructive with China as they had hoped. Antipathy was common in U.S. Congress and across political parties. Relations between the U.S. and the largest emerging market economy continued to be marked by tension, stagnation, and remained on less favorable terms.

Meanwhile, Chinese markets had issues of their own through the end of the fiscal period. The biggest headwind was a shift in economic attitude from the Chinese Communist Party, led by President Xi Jinping. While China had historically been a market-friendly economy, despite being nominally communist, Chinese President Jinping and his underlings in government began to express distaste for the excessive wealth and influence that many of the nation’s most successful businesses and entrepreneurs began to accumulate. In a dramatic shift, government officials began to mandate several new policies that threatened the growth potential and profitability of many of China’s biggest companies, a sentiment which weighed heavily on emerging markets and erased much of 2021’s gains. These included limitations on profit-seeking, public listing of equity, and monopolization.

Concluding the 12-month fiscal period, global financial markets were generally stable, but many of the outsized gains witnessed across asset classes were in the rearview mirror. Global equities continued to oscillate with idiosyncratic risks related to geopolitics, monetary policy, and economic disruptions in connection with COVID-19 infections. The U.S. and China have embodied these issues significantly. The latter is now seeing signs of an economic slowdown despite remaining unscathed since the start of the pandemic. After the rapid, global economic improvement earlier this year, fixed income yields were rangebound with the 10-year U.S. Treasury yield remaining between roughly 1.20%-1.50%. Spreads remained at historically tight levels in corporate credit. Neither indicator may move very much until decisive actions are taken by the Fed. Currency performance was mixed, but the U.S. dollar continued to strengthen against international currencies

2	WisdomTree Trust

Market Environment Overview

(unaudited) (concluded)

during the summer of 2021 after weakening briefly in the spring of 2021. Commodities stagnated late during the fiscal period and remain tied to the overall economic growth outlook. Volatility implied by the VIX® remained low despite intermittent spikes.

Each WisdomTree Fund’s performance as set forth in “Management’s Discussion of Funds’ Performance” in the pages that follow should also be viewed in light of the foregoing market environment.

WisdomTree Trust	3

Information about Performance and Shareholder Expense Examples (unaudited)

Performance

The performance tables on the following pages are provided for comparative purposes and represent the period noted. Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the midpoint of the bid and ask price for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange traded funds (“ETFs”), NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Fund shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Fund NAV returns are calculated using a Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid and ask price as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results. For the most recent month-end performance information visit www.wisdomtree.com.

Shareholder Expense Examples

Each Fund’s performance table is accompanied by a shareholder expense example. As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2021 to August 31, 2021. Except where noted, expenses are calculated using each Fund’s annualized expense ratio (after the effect of contractual or voluntary fee waivers, if any), multiplied by the average account value for the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio does not include acquired fund fees and expenses (“AFFEs”), which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies.

Actual expenses

The first line in the shareholder expense example table shown on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line in the shareholder expense example table shown on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2021 (unaudited)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	94.9%
Exchange-Traded Funds	4.1%
Other Assets less Liabilities‡	1.0%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 0.04%, 9/9/21	24.5%
U.S. Treasury Bill, 0.04%, 9/16/21	24.0%
U.S. Treasury Bill, 0.04%, 10/7/21	24.0%
U.S. Treasury Bill, 0.04%, 10/14/21	22.4%
WisdomTree Floating Rate Treasury Fund (USFR)^	4.1%
*

The largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

^	For a full list of holdings information for the underlying WisdomTree fund, please see page 41 of this report.

The WisdomTree Bloomberg U.S. Dollar Bullish Fund (the “Fund”) seeks to provide total returns, before fees and expenses, that exceed the performance of the Bloomberg Dollar Total Return Index (the “Index”). The Fund seeks to achieve its investment objective by investing in short-term securities and instruments designed to potentially benefit as the U.S. dollar appreciates in value relative to a basket of global currencies. Although the Fund invests in short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned -1.85% at net asset value (“NAV”) for the fiscal year ended August 31, 2021 (for more complete performance information please see the table below). Currency market performance was mixed during the fiscal year, with the U.S. dollar exhibiting periods of outperformance and underperformance versus a basket of global currencies. Overall, the Fund’s use of derivatives to gain long exposure to the U.S. dollar measured against a basket of global currencies detracted from performance during the fiscal year as the U.S. dollar weakened relative to the Fund’s exposures to global currencies. Likewise, interest rates in the U.S. Treasury market began to increase after a prolonged period of low rates during 2020. This was partly due to upgraded expectations for economic growth as the outlook for the COVID-19 pandemic improved. Investors migrated out of the U.S. Treasury and fixed income markets, causing rates to rise, as they moved back into equity markets to participate in the growth potential associated with the economic recovery. As the growth outlook also improved in developed and emerging markets, investors increased their equity exposures overseas, which helped support global currencies while intermittently weighing on the U.S. dollar. It finished the fiscal year at roughly the same level but had slightly negative performance due to its U.S. Treasury positioning.

Shareholder Expense Example (for the six-month period ended August 31, 2021)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,006.30	0.50%[1]	$2.53
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%[1]	$2.55
[1]

WisdomTree Asset Management, Inc. voluntarily waives a portion of its advisory fee, that it would otherwise charge, in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investment in the underlying WisdomTree fund. The “Annualized Net Expense Ratio” does not include the impact of AFFEs.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-1.85%	0.03%	0.31%	1.85%
Fund Market Price Returns	-2.07%	0.03%	0.31%	1.86%
Bloomberg Dollar Total Return Index	-1.40%	-0.06%	0.22%	2.00%
Bloomberg Dollar Spot Index	-1.24%	-1.02%	-0.70%	1.52%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on December 18, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	5

Management’s Discussion of Funds’ Performance

as of August 31, 2021 (unaudited)

WisdomTree Chinese Yuan Strategy Fund (CYB)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	65.4%
Repurchase Agreement	30.0%
Exchange-Traded Funds	4.2%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 0.04%, 9/9/21	33.8%
U.S. Treasury Bill, 0.04%, 10/14/21	31.6%
Citigroup, Inc., tri-party repurchase agreement, 0.06%, 9/1/21††	30.0%
WisdomTree Floating Rate Treasury Fund (USFR)^	4.2%
*

The largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government agency securities.

^	For a full list of holdings information for the underlying WisdomTree fund, please see page 41 of this report.

The WisdomTree Chinese Yuan Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in China available to foreign investors and changes in value of the Chinese yuan relative to the U.S. dollar. The Fund seeks to achieve its investment objective by investing in short-term securities and instruments designed to provide exposure to Chinese currency and money market rates. The Chinese yuan is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned 8.39% at net asset value (“NAV”) for the fiscal year ended August 31, 2021 (for more complete performance information please see the table below). Global currency market performance was mixed during the fiscal year, but the Chinese yuan steadily appreciated against the U.S. dollar. As a result, the Fund’s use of derivatives to gain exposure to the Chinese yuan contributed positively to Fund performance during the fiscal year as the U.S. dollar weakened overall relative to the Fund’s exposure to the Chinese yuan. Dating back to last year, the Chinese economy was least impacted by the COVID-19 pandemic compared to the rest of the world and even managed to grow despite the global slowdown that defined 2020. That made investors increasingly bullish on China and the Chinese yuan, especially as the economic forecast for the U.S. economy was in doubt until this spring. The U.S. dollar rallied against the Chinese yuan during that brief period, but the Chinese yuan then resurged to continue its outperformance against the U.S. dollar to close the fiscal year. The outperformance of the Chinese yuan and underperformance of the U.S. dollar was also driven by changing investor attitudes impacting the U.S. Treasury market, where rates rose as investors sold their bond positions in order to participate in the economy recovery via the stock market as the economic outlook improved.

Shareholder Expense Example (for the six-month period ended August 31, 2021)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,012.40	0.45%[1]	$2.28
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%[1]	$2.29
[1]

WisdomTree Asset Management, Inc. voluntarily waives a portion of its advisory fee, that it would otherwise charge, in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investment in the underlying WisdomTree fund. The “Annualized Net Expense Ratio” does not include the impact of AFFEs.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	8.39%	4.23%	3.40%	1.87%
Fund Market Price Returns	8.01%	4.35%	3.43%	1.86%
JP Morgan Emerging Local Markets Index Plus (ELMI+) China	9.27%	5.26%	4.43%	2.87%
Chinese yuan	6.20%	1.88%	0.67%	-0.13%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2021 (unaudited)

WisdomTree Emerging Currency Strategy Fund (CEW)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	62.6%
Repurchase Agreement	31.4%
Exchange-Traded Funds	4.5%
Other Assets less Liabilities‡	1.5%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 0.04%, 10/14/21	31.9%
Citigroup, Inc., tri-party repurchase agreement, 0.06%, 9/1/21††	31.4%
U.S. Treasury Bill, 0.04%, 9/9/21	30.7%
WisdomTree Floating Rate Treasury Fund (USFR)^	4.5%
*

The largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government agency securities.

^	For a full list of holdings information for the underlying WisdomTree fund, please see page 41 of this report.

The WisdomTree Emerging Currency Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in selected emerging market countries available to foreign investors and changes to the value of these currencies relative to the U.S. dollar. The Fund seeks to achieve its investment objective by investing in short-term securities and instruments designed to provide exposure to the currencies and money market rates of selected emerging market countries. Emerging market currencies can experience periods of significant volatility. Although the Fund invests in short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned 4.31% at net asset value (“NAV”) for the fiscal year ended August 31, 2021 (for more complete performance information please see the table below). Global currency market performance was mixed during the fiscal year, but emerging market currencies generally appreciated against the U.S. dollar (“USD”). As a result, the Fund’s use of derivatives to gain long exposure to a basket of emerging market currencies measured against the USD contributed positively to Fund performance during the fiscal year as the USD weakened overall relative to the Fund’s exposures to emerging market currencies. One strong outperformer was the Chinese yuan. Dating back to last year, the Chinese economy was least impacted by the COVID-19 pandemic compared to the rest of the world and even managed to grow despite the global slowdown that defined 2020. That made investors increasingly bullish on China and the Chinese yuan, and helped it edge higher versus the USD. Other outperformers included the South Korean won and Turkish lira. The underperformance of the USD was also driven by changing investor attitudes impacting the U.S. Treasury market, where rates rose as investors sold their bond positions in order to participate in the economy recovery via the stock market as the economic outlook improved.

Shareholder Expense Example (for the six-month period ended August 31, 2021)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,001.10	0.55%[1]	$2.77
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%[1]	$2.80
[1]

WisdomTree Asset Management, Inc. voluntarily waives a portion of its advisory fee, that it would otherwise charge, in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investment in the underlying WisdomTree fund. The “Annualized Net Expense Ratio” does not include the impact of AFFEs.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	4.31%	1.89%	1.13%	-1.32%
Fund Market Price Returns	4.49%	1.94%	1.11%	-1.33%
JP Morgan Emerging Local Markets Index Plus (ELMI+)	4.50%	2.93%	2.26%	-0.16%
Equal-Weighted Emerging Currency Composite	5.23%	2.86%	2.04%	-0.47%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	7

Management’s Discussion of Funds’ Performance

as of August 31, 2021 (unaudited)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

Country Breakdown†

Country	% of Net Assets
Brazil	9.0%
Colombia	6.8%
Peru	5.8%
Russia	5.8%
India	5.7%
Mexico	5.6%
Chile	5.5%
Turkey	4.5%
Israel	3.5%
China	3.5%
South Korea	3.3%
United Arab Emirates	3.1%
Saudi Arabia	3.0%
Thailand	2.7%
Indonesia	2.5%
Kuwait	2.4%
Panama	2.3%
Kazakhstan	2.3%
Argentina	2.1%
Luxembourg	1.9%
South Africa	1.7%
Hong Kong	1.7%
Oman	1.6%
Netherlands	1.5%
Qatar	1.4%
Singapore	1.3%
Ireland	1.2%
Others	5.7%	^
Other Assets less Liabilities‡	2.6%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

^	Includes countries that represent less than 1% of net assets.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Tengizchevroil Finance Co. International Ltd., 3.25%, 8/15/30	1.5%
NBK Tier 1 Financing 2 Ltd., 4.50%, 8/27/25	1.4%
Bank of China Ltd., 5.00%, 11/13/24	1.4%
Reliance Industries Ltd., 3.67%, 11/30/27	1.3%
Saudi Arabian Oil Co., 2.25%, 11/24/30	1.3%
Lukoil Securities B.V., 3.88%, 5/6/30	1.3%
AES Panama Generation Holdings SRL, 4.38%, 5/31/30	1.2%
Bancolombia S.A., 4.63%, 12/18/29	1.2%
PTTEP Treasury Center Co., Ltd., 3.90%, 12/6/59	1.2%
Cia de Minas Buenaventura S.A.A., 5.50%, 7/23/26	1.2%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Corporate Bond Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in U.S. dollar denominated debt securities issued by corporate entities that are domiciled in, or economically tied to, emerging market countries.

The Fund returned 6.26% at net asset value (“NAV”) for the fiscal year ended August 31, 2021. The largest contributors to the Fund’s performance were its overweight positions in Brazil, Mexico, and Turkey. The largest detractors to the Fund’s performance were its positions in China. The Fund’s performance was driven largely by the rate movement across the emerging markets region. Post COVID-19 economic rebound and higher interest rates led emerging markets rates to increase, which caused the performance to lag. During the fiscal year, the Fund utilized derivatives to manage interest rate risk. The Fund’s use of derivatives to shorten the portfolio’s duration contributed positively to Fund performance as the spread between long- and short-term interest rates widened during the fiscal year.

Shareholder Expense Example (for the six-month period ended August 31, 2021)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,017.80	0.60%	$3.05
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	0.60%	$3.06

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	6.26%	7.75%	5.27%	4.58%
Fund Market Price Returns	5.26%	7.71%	5.38%	4.55%
JP Morgan CEMBI Diversified Index	5.72%	7.81%	5.47%	5.44%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on March 8, 2012.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2021 (unaudited)

WisdomTree Emerging Markets Local Debt Fund (ELD)

Country Breakdown†

Country	% of Net Assets
Indonesia	11.2%
Russia	11.2%
Supranational Bonds	8.8%
Brazil	8.3%
Malaysia	6.3%
South Africa	6.2%
Mexico	6.0%
United States	5.1%
Poland	4.8%
China	4.8%
India	4.4%
Colombia	3.2%
Chile	3.1%
Peru	2.9%
Turkey	2.8%
Thailand	2.3%
Hungary	2.0%
Romania	1.9%
Philippines	1.8%
Other Assets less Liabilities‡	2.9%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Citigroup, Inc., tri-party repurchase agreement, 0.06%, 9/1/21††	5.1%
Republic of Poland Government Bond, 2.50%, 7/25/27, Series 0727	1.8%
Republic of Poland Government Bond, 2.50%, 7/25/26, Series 0726	1.7%
Brazil Letras do Tesouro Nacional, 6.09%, 1/1/24, Series LTN	1.6%
European Investment Bank, 7.50%, 7/30/23	1.5%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/23, Series F	1.4%
International Finance Corp., 7.00%, 7/20/27	1.3%
Brazil Letras do Tesouro Nacional, 6.88%, 7/1/23, Series LTN	1.3%
Philippine Government International Bond, 6.25%, 1/14/36	1.2%
International Finance Corp., 7.50%, 1/18/28	1.2%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government agency securities.

The WisdomTree Emerging Markets Local Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in fixed income instruments denominated in the local currencies of emerging market countries.

The Fund returned 4.06% at net asset value (“NAV”) for the fiscal year ended August 31, 2021. The largest contributor to the Fund’s performance was its overweight positions in Russia, as well as positions in South Africa and Brazil. The largest detractor to the Fund’s performance was its positions in Colombia, Peru, and Thailand. The Fund’s performance was driven largely by the movement in bond prices as a function of creditworthiness across the emerging markets (“EM”) region. For the first half of the fiscal year, there was continued economic recovery around the world and de-escalating concerns over COVID-19 amongst the world’s largest economies, leading to a continued upward trend in risk-on assets around the world, including EM sovereign debt. However, EM assets during the second half of the fiscal year have faced increased volatility, particularly as China has begun heavier regulations on privatized businesses and there have been some prominent defaults in the Chinese high yield market. In aggregate, the global recovery has added to positive performance along with a prolonged weaker U.S. dollar during the fiscal year.

Shareholder Expense Example (for the six-month period ended August 31, 2021)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,004.70	0.55%	$2.78
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.80

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	4.06%	5.16%	2.18%	-0.37%
Fund Market Price Returns	4.10%	5.06%	2.17%	-0.41%
JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index	4.14%	5.78%	3.18%	0.36%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	9

Management’s Discussion of Funds’ Performance

as of August 31, 2021 (unaudited)

WisdomTree Floating Rate Treasury Fund (USFR)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	100.0%
Other Assets less Liabilities‡	0.0%	^
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

^	Represents less than 0.05%.

Top Holdings*

Description	% of Net Assets
U.S. Treasury Floating Rate Note, 0.09%, 1/31/23	27.8%
U.S. Treasury Floating Rate Note, 0.08%, 4/30/23	27.8%
U.S. Treasury Floating Rate Note, 0.10%, 10/31/22	25.7%
U.S. Treasury Floating Rate Note, 0.07%, 7/31/23	18.7%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Floating Rate Treasury Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg U.S. Treasury Floating Rate Bond Index (the “Index”). In seeking to track the Index, the Fund invests in floating rate public obligations of the U.S. Treasury. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 0.00% at net asset value (“NAV”) for the fiscal year ended August 31, 2021 (for more complete performance information please see the table below). As a result of the low short-term interest rate environment, there was no meaningful increase or decrease in the Fund’s overall performance during the fiscal year. The fiscal year began toward summer’s end 2020, when short-term rates in the U.S. Treasury market were virtually at 0% after the U.S. Federal Reserve (the “Fed”) stepped in earlier in the year to ease monetary conditions after the economic disruptions caused by the COVID-19 pandemic. Due to the severe economic impact, the Fed maintained that it would not raise short-term interest rates until the U.S. economy was steadily recovering from the pandemic. Since the short-dated yields of the U.S. Treasury market tend to mimic Fed activity, their rates remained close to 0% for the duration of the fiscal year. It is unlikely that they will change significantly until the Fed intervenes to raise interest rates once they have determined that the U.S. economy is once again growing at a sufficient pace and economic activity returns to pre-pandemic levels.

Shareholder Expense Example (for the six-month period ended August 31, 2021)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,000.00	0.15%	$0.76
Hypothetical (5% return before expenses)	$1,000.00	$1,024.45	0.15%	$0.77

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	0.00%[2]	1.10%	1.14%	0.78%
Fund Market Price Returns	0.00%[2]	1.08%	1.19%	0.77%
Bloomberg U.S. Treasury Floating Rate Bond Index	0.17%	1.27%	1.32%	0.95%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 4, 2014.

[2]	Represents less than 0.005%.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

10	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2021 (unaudited)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Corporate Bonds	96.0%
Foreign Corporate Bonds	0.7%
Other Assets less Liabilities‡	3.3%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Organon & Co., 5.13%, 4/30/31	0.9%
Community Health Systems, Inc., 4.75%, 2/15/31	0.8%
DaVita, Inc., 3.75%, 2/15/31	0.8%
MGM Resorts International, 7.75%, 3/15/22	0.8%
Iron Mountain, Inc., 4.50%, 2/15/31	0.8%
TransDigm, Inc., 4.88%, 5/1/29	0.7%
DISH DBS Corp., 5.88%, 11/15/24	0.7%
Diamond Sports Group LLC, 5.38%, 8/15/26	0.7%
Scientific Games International, Inc., 8.25%, 3/15/26	0.7%
CSC Holdings LLC, 5.75%, 1/15/30	0.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Interest Rate Hedged High Yield Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index (the “Index”). In seeking to track the Index, the Fund invests mainly in U.S. non-investment-grade corporate fixed income securities that are deemed to have favorable fundamental and income characteristics and obtains short exposure to U.S. Treasuries such that the Fund’s total portfolio duration approximates zero years. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 8.33% at net asset value (“NAV”) for the fiscal year ended August 31, 2021 (for more complete performance information please see the table below). Prior to the fiscal year, interest rates fell dramatically as COVID-19 concerns forced the U.S. Federal Reserve (the “Fed”) to cut the Fed funds rate to 0%, resulting in declines across the entire U.S. Treasury yield curve. During the fiscal year, however, interest rates steadily climbed from their historic lows from the beginning of the fiscal year to recent highs during the spring of 2021, where the U.S. 10-year Treasury yield peaked at 1.74% (after starting the year at 0.72%). The U.S. 10-year Treasury yield subsequentially closed out the fiscal year at 1.30%. The Fund in aggregate benefited from its zero-duration hedge as opposed to longer duration counterparts. As a result, the Fund’s use of short futures contracts on U.S. Treasuries contributed positively to Fund performance during the fiscal year. High yield spreads consistently compressed during the fiscal year, causing high yield corporates to outperform. Historic amounts of fiscal and monetary stimulus, which have helped the markets and economy recover, have been enacted in the U.S. and are continuing to make their way through the economy, with talks of more spending stimulus potentially coming soon. This has benefited lower quality, high yield corporate issuers as they are able to recover now more quickly. The Fund had fully recovered all of its former pandemic-induced lows during February of 2021 and has continually reached new highs through the remainder of the fiscal year. The Fund’s underperformance relative to its Index was primarily attributable to representative sampling of the Index, amplified by the Fund’s tilt toward higher quality selections within the high yield spectrum (i.e., underweight CCC-rated and lower bonds). Over the fiscal year, many of the lowest quality names in the Index rallied to higher relative performance when compared to the Fund’s higher quality high yield securities coming off of their pandemic-selloff lows.

Shareholder Expense Example (for the six-month period ended August 31, 2021)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,029.80	0.43%	$2.20
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.43%	$2.19

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	8.33%	2.49%	4.16%	3.28%
Fund Market Price Returns	9.41%	2.54%	4.20%	3.30%
ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index/WisdomTree U.S. High Yield Corporate Bond, Zero Duration Spliced Index[2]	10.55%	3.41%	5.19%	4.05%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

[2]	ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index through May 31, 2020; WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index thereafter.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	11

Management’s Discussion of Funds’ Performance

as of August 31, 2021 (unaudited)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	37.7%
U.S. Government Agencies	28.2%
U.S. Corporate Bonds	23.0%
Repurchase Agreement	7.2%
Foreign Corporate Bonds	3.4%
Commercial Mortgage-Backed Securities	2.0%
Supranational Bonds	1.5%
Foreign Government Obligations	1.0%
Foreign Government Agencies	0.7%
Municipal Bonds	0.6%
Asset-Backed Securities	0.4%
Other Assets less Liabilities‡	-5.7%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Citigroup, Inc., tri-party repurchase agreement, 0.06%, 9/1/21††	7.2%
Uniform Mortgage-Backed Security, 2.00%, 9/1/51	2.5%
Uniform Mortgage-Backed Security, 2.50%, 9/1/51	1.3%
Government National Mortgage Association, 2.50%, 9/1/51	0.9%
Government National Mortgage Association, 2.00%, 9/1/51	0.7%
Uniform Mortgage-Backed Security, 2.00%, 9/1/36	0.7%
U.S. Treasury Note, 0.88%, 11/15/30	0.5%
Federal National Mortgage Association, 1.88%, 9/24/26	0.4%
U.S. Treasury Note, 0.88%, 6/30/26	0.4%
U.S. Treasury Note, 1.63%, 5/15/31	0.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government agency securities.

The WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Rate Hedged U.S. Aggregate Bond Index, Zero Duration (the “Index”). In seeking to track the Index, the Fund invests mainly in U.S. investment grade fixed income securities and obtains short exposure to U.S. Treasuries such that the Fund’s total portfolio duration approximates zero years. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 1.34% at net asset value (“NAV”) for the fiscal year ended August 31, 2021 (for more complete performance information please see the table below). Prior to the fiscal year, interest rates fell dramatically as COVID-19 concerns forced the U.S. Federal Reserve (the “Fed”) to cut the Fed funds rate to 0%, resulting in declines across the entire U.S. Treasury yield curve. During the fiscal year, however, interest rates steadily climbed from their historic lows from the beginning of the fiscal year to recent highs during the spring of 2021, where the U.S. 10-year Treasury yield topped out at 1.74% (after starting the year at 0.72%). From the beginning of the fiscal year to when the U.S. 10-year Treasury yield peaked at 1.74%, the Fund outperformed the broad U.S. bond market by 378 basis points. The U.S. 10-year Treasury yield subsequentially closed out the fiscal year at 1.30%. The Fund’s use of short futures contracts on U.S. Treasuries to hedge interest rate risk detracted from Fund performance during the fiscal year due to interest rate volatility and the timing of Fund flows. The U.S. Aggregate bond universe experienced modest positive performance over the fiscal year, primarily driven by corporate bonds recovering from their pandemic lows and spreads tightened, somewhat offset by the losses in longer duration U.S. Treasury bonds. Historic amounts of fiscal and monetary stimulus, which have helped the markets and economy recover, have been enacted in the U.S. and are continuing to make their way through the economy, with talks of more spending stimulus potentially coming soon.

Shareholder Expense Example (for the six-month period ended August 31, 2021)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$997.40	0.23%	$1.16
Hypothetical (5% return before expenses)	$1,000.00	$1,024.05	0.23%	$1.17

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	1.34%	1.70%	1.88%	1.28%
Fund Market Price Returns	1.45%	1.59%	1.91%	1.30%
Bloomberg Rate Hedged U.S. Aggregate Bond Index, Zero Duration	1.67%	1.69%	1.92%	1.58%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2021 (unaudited)

WisdomTree Mortgage Plus Bond Fund (MTGP)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Agencies	44.4%
Collateralized Mortgage Obligations	43.3%
Collateralized Loan Obligations	5.3%
Commercial Mortgage-Backed Securities	4.9%
Asset-Backed Securities	1.5%
Other Assets less Liabilities‡	0.6%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Uniform Mortgage-Backed Security, 2.50%, 10/14/51	8.6%
Uniform Mortgage-Backed Security, 2.00%, 10/14/51	8.2%
Government National Mortgage Association, 3.00%, 10/21/51	6.3%
Government National Mortgage Association, 2.50%, 9/21/51	5.1%
Government National Mortgage Association, 2.50%, 10/21/51	4.3%
Federal National Mortgage Association, 4.00%, 10/1/48	3.0%
Federal Home Loan Mortgage Corp. REMIC, 5.00%, 11/15/32, Series 2519, Class NU	2.5%
Government National Mortgage Association, 4.00%, 3/20/44, Series 2014-43, Class Z	1.8%
Federal Home Loan Mortgage Corp. REMIC, 4.00%, 1/15/41, Series 4179, Class AZ	1.6%
Government National Mortgage Association, 3.50%, 7/20/47	1.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Mortgage Plus Bond Fund (the “Fund”) seeks income and capital appreciation. The Fund attempts to achieve its objective through investments in mortgage-related debt and other securitized debt.

The Fund returned 0.99% at net asset value (“NAV”) for the fiscal year ended August 31, 2021 (for more complete performance information please see the table below). Security selection within agency mortgages continued to be the main source of outperformance for the Fund. In addition, low rates, robust home sales, and limited inventory all contributed to a strong housing market. Solid growth expectations as the world re-opens, combined with strong earnings and consumer re-engagement, helped the securitized credit sectors’ returns. During the fiscal year, the Fund utilized derivatives to manage interest rate risk. The Fund’s use of derivatives to shorten the portfolio’s duration contributed positively to Fund performance as the spread between long- and short-term interest rates widened during the fiscal year.

Shareholder Expense Example (for the six-month period ended August 31, 2021)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,007.40	0.45%	$2.28
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%	$2.29

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	0.99%	3.01%
Fund Market Price Returns	1.05%	3.07%
Bloomberg U.S. Securitized Mortgage Backed Securities/Asset Backed Securities/Commercial Mortgage Backed Securities (MBS/ABS/CMBS) Index	-0.03%	2.36%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on November 14, 2019.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	13

Management’s Discussion of Funds’ Performance

as of August 31, 2021 (unaudited)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Agencies	45.3%
U.S. Corporate Bonds	27.7%
U.S. Government Obligations	17.9%
Repurchase Agreement	13.5%
Foreign Corporate Bonds	5.1%
Commercial Mortgage-Backed Securities	1.9%
Foreign Government Obligations	1.8%
Municipal Bonds	0.6%
Foreign Government Agencies	0.2%
Asset-Backed Securities	0.1%
Supranational Bonds	0.1%
U.S. Government Agencies Sold Short	-1.4%
Other Assets less Liabilities‡	-12.8%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Citigroup, Inc., tri-party repurchase agreement, 0.06%, 9/1/21††	13.5%
Uniform Mortgage-Backed Security, 2.00%, 9/1/51	5.9%
Uniform Mortgage-Backed Security, 2.50%, 9/1/51	3.4%
Federal Home Loan Mortgage Corp., 6.25%, 7/15/32	1.8%
Government National Mortgage Association, 2.50%, 9/1/51	1.1%
Tennessee Valley Authority, 5.25%, 9/15/39	1.1%
Government National Mortgage Association, 2.00%, 9/1/51	1.0%
Government National Mortgage Association, 3.00%, 9/1/51	0.9%
Federal Home Loan Bank, 5.50%, 7/15/36	0.8%
Uniform Mortgage-Backed Security, 1.50%, 9/1/51	0.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government agency securities.

The WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg U.S. Aggregate Enhanced Yield Index (the “Index”). In seeking to track the Index, the Fund invests mainly in U.S. investment grade fixed income securities. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 0.18% at net asset value (“NAV”) for the fiscal year ended August 31, 2021 (for more complete performance information please see the table below). Rising rates over the fiscal year negatively affected performance due to the Fund’s longer duration relative to the Index. However, investment grade spreads consistently tightened from the beginning to the end of the fiscal year, benefiting the non-U.S. Treasury exposure within the Fund. The Fund benefited from a significant underweight to longer-term U.S. Treasuries and an overweight to corporates, securitized debt, and agency debt as yields rose and spreads tightened. From a sector perspective, the Fund’s overweight position to Energy sector corporate bonds contributed positively to performance as commodity prices rose over the fiscal year. Historic amounts of fiscal and monetary stimulus, which have helped the markets and economy recover, have been enacted in the U.S. and are continuing to make their way through the economy, with talks of more spending stimulus potentially coming soon. The Fund benefited from owning a diversified basket of assets, however, due to its 100% investment grade mandate, the Fund lagged high-yield/junk-status bond issuers who had larger recoveries during the fiscal year.

Shareholder Expense Example (for the six-month period ended August 31, 2021)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,018.70	0.12%	$0.61
Hypothetical (5% return before expenses)	$1,000.00	$1,024.60	0.12%	$0.61

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	0.18%	5.64%	3.26%	3.90%
Fund Market Price Returns	0.20%	5.62%	3.22%	3.90%
Bloomberg U.S. Aggregate Enhanced Yield Index	0.47%	5.79%	3.50%	4.09%
Bloomberg U.S. Aggregate Bond Index	-0.08%	5.43%	3.11%	3.55%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on July 9, 2015.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

14	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2021 (unaudited)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	72.5%
U.S. Corporate Bonds	26.5%
U.S. Government Agencies	22.4%
Commercial Mortgage-Backed Securities	8.0%
Foreign Corporate Bonds	5.8%
Asset-Backed Securities	1.7%
Supranational Bonds	0.5%
Foreign Government Obligations	0.5%
Foreign Government Agencies	0.4%
Other Assets less Liabilities‡	-38.3%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 0.02%, 9/2/21	19.5%
U.S. Treasury Bill, 0.04%, 12/2/21	18.5%
Uniform Mortgage-Backed Security, 2.00%, 9/16/36	15.9%
U.S. Treasury Note, 0.50%, 3/31/25	11.0%
U.S. Treasury Bill, 0.05%, 3/3/22	4.9%
Uniform Mortgage-Backed Security, 2.50%, 9/16/36	3.4%
U.S. Treasury Note, 0.75%, 5/31/26	3.0%
U.S. Treasury Note, 0.13%, 8/31/23	3.0%
Federal Home Loan Mortgage Corp., 0.38%, 4/20/23	1.8%
U.S. Treasury Note, 0.75%, 4/30/26	1.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg U.S. Short Aggregate Enhanced Yield Index (the “Index”). In seeking to track the Index, the Fund invests mainly in short-term U.S. investment-grade fixed income securities having effective maturities generally shorter than five years. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 0.69% at net asset value (“NAV”) for the fiscal year ended August 31, 2021 (for more complete performance information please see the table below). Rising rates over the fiscal year negatively affected performance due to the Fund’s longer duration exposure relative to the Index. However, because the Fund is investing in a shorter-term maturing universe of bonds, it had positive relative performance when compared to longer-duration strategies. Investment grade spreads consistently tightened from the beginning to the end of the fiscal year, benefiting the non-U.S. Treasury exposure within the Fund. The Fund benefited from a significant underweight position to U.S. Treasuries and an overweight allocation to corporates, securitized debt, and agency debt as yields rose and spreads tightened. From a sector perspective, the Fund’s overweight to Energy sector corporate bonds contributed positively to performance as commodity prices rose over the fiscal year. Historic amounts of fiscal and monetary stimulus, which have helped the markets and economy recover, have been enacted in the U.S. and are continuing to make their way through the economy, with talks of more spending stimulus potentially coming soon. The Fund benefited from owning a diversified basket of assets, however, due to its 100% investment grade mandate, the Fund lagged high-yield/junk-status bond issuers who had larger recoveries during the fiscal year.

Shareholder Expense Example (for the six-month period ended August 31, 2021)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,005.70	0.12%	$0.61
Hypothetical (5% return before expenses)	$1,000.00	$1,024.60	0.12%	$0.61

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	0.69%	3.85%	2.77%
Fund Market Price Returns	0.65%	3.79%	2.76%
Bloomberg U.S. Short Aggregate Enhanced Yield Index	0.76%	3.74%	2.77%
Bloomberg U.S. Short Aggregate Composite Index	0.40%	3.67%	2.61%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on May 18, 2017.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	15

Management’s Discussion of Funds’ Performance

as of August 31, 2021 (unaudited)

WisdomTree Alternative Income Fund (HYIN)

Investment Breakdown†

Investment Type	% of Net Assets
Common Stocks	70.8%
Closed-End Mutual Funds	29.1%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Great Ajax Corp.	3.2%
FS KKR Capital Corp.	3.1%
PIMCO Corporate & Income Opportunity Fund	3.0%
Ares Capital Corp.	3.0%
BlackRock Corporate High Yield Fund, Inc.	3.0%
New Residential Investment Corp.	3.0%
Arbor Realty Trust, Inc.	2.9%
Eaton Vance Limited Duration Income Fund	2.9%
Highland Income Fund	2.9%
Blackstone Mortgage Trust, Inc., Class A	2.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Alternative Income Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Gapstow Liquid Alternative Credit Index (the “Index”), which is designed to provide diversified exposure to alternative credit sectors. Alternative credit is an asset class that includes debt and debt-based investments that have a higher expected risk, return, and yield than traditional investment grade fixed income instruments. In seeking to track the Index, the Fund invests mainly in registered closed-end investment companies (“CEFs”), including CEFs that have elected to be regulated as “business development companies” under the Investment Company Act of 1940, as amended, and real estate investment trusts that are listed and publicly traded on a major U.S. stock exchange. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund had less than six months of operating history at the end of the reporting period and therefore no discussion of Fund performance or comparative performance information is shown in this shareholder report. Comparative performance information for the most recent month-end is available at www.wisdomtree.com.

Shareholder Expense Example (for the period1 ended August 31, 2021)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual[1]	$1,000.00	$1,033.30	0.50%	$1.64
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
[1]

Fund commenced operations on May 6, 2021. Actual expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 118/365 (to reflect the period since commencement of operations).

16	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2021 (unaudited)

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	91.3%
Exchange-Traded Funds	4.5%
Other Assets less Liabilities‡	4.2%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 0.04%, 11/18/21	67.2%
U.S. Treasury Bill, 0.05%, 11/26/21	24.1%
WisdomTree Floating Rate Treasury Fund (USFR)^	4.5%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

^	For a full list of holdings information for the underlying WisdomTree fund, please see page 41 of this report.

The WisdomTree CBOE S&P 500 PutWrite Strategy Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the CBOE S&P 500 PutWrite Index (the “Index”), utilizing a strategy of writing put options on the S&P 500 Index. The strategy is designed to receive a premium from the option buyer by selling (i.e., writing) a sequence of one-month, at-the-money, S&P 500 Index put options. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 24.87% at net asset value (“NAV”) for the fiscal year ended August 31, 2021 (for more complete performance information please see the table below). During the fiscal year, the S&P 500 Index, the level of which the Fund writes monthly at-the-money options for, surged higher with minimal volatility to abate it. This was extremely positive for the Fund and helped its total return. Only three months of the fiscal year saw the S&P 500 exhibit a decline, all of which were slight. This weighed negatively on performance for the Fund but its impact was modest. The fiscal year saw slight, intermittent bouts of volatility in financial markets but nothing so prolonged that it became a severe headwind for the performance of the Fund. The Fund was able to write at-the-money options and collect the premium income from buyers, and the options regularly finished out-of-the-money, which meant that returns were not hampered by paying distributions to option buyers.

Shareholder Expense Example (for the six-month period ended August 31, 2021)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,131.10	0.44%[1]	$2.36
Hypothetical (5% return before expenses)	$1,000.00	$1,022.99	0.44%[1]	$2.24
[1]

WisdomTree Asset Management, Inc. voluntarily waives a portion of its advisory fee, that it would otherwise charge, in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investment in the underlying WisdomTree fund. The “Annualized Net Expense Ratio” does not include the impact of AFFEs.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	24.87%	5.42%	6.99%	7.76%
Fund Market Price Returns	24.71%	5.44%	6.98%	7.75%
CBOE S&P 500® PutWrite Index	25.86%	5.92%	7.57%	8.34%
S&P 500® Index	31.17%	18.07%	18.02%	18.94%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 24, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	17

Management’s Discussion of Funds’ Performance

as of August 31, 2021 (unaudited)

WisdomTree Enhanced Commodity Strategy Fund (GCC) (consolidated)

(predecessor, WisdomTree Continuous Commodity Index Fund)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	80.4%
Exchange-Traded Funds	4.2%
Other Assets less Liabilities‡	15.4%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 0.03%, 9/16/21	74.9%
U.S. Treasury Bill, 0.06%, 5/19/22	4.8%
WisdomTree Floating Rate Treasury Fund (USFR)^	4.2%
U.S. Treasury Bill, 0.02%, 4/21/22	0.6%
U.S. Treasury Bill, 0.01%, 12/2/21	0.1%
*

The largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

^	For a full list of holdings information for the underlying WisdomTree fund, please see page 41 of this report.

The WisdomTree Enhanced Commodity Strategy Fund (the “Successor Fund” and also herein, the “Fund”) seeks to achieve positive total returns in rising and falling markets that are not directly correlated to broad market equity or fixed income returns. The Successor Fund is actively managed and intends to provide broad-based exposure to the following four commodity sectors: Energy, Agriculture, Industrial Metals, and Precious Metals primarily through investments in futures contracts. The Successor Fund acquired all of the assets and all of the stated liabilities of the WisdomTree Continuous Commodity Index Fund (the “Predecessor Fund”) after the close of business on December 18, 2020 (the “Reorganization”). The Predecessor Fund was not registered as an investment company under the Investment Company Act of 1940, as amended, and was not required to register under the Act. Prior to the Reorganization, the Predecessor Fund’s investment objective sought to provide investors with exposure to the daily change in the price of a portfolio of commodities (the “Index Commodities”) comprising the Thomson Reuters Continuous Commodity Index, also known as the Continuous Commodity Total Return Index or Refinitiv Equal Weight Continuous Commodity Total Return Index (the “Index”), before expenses. The Index Commodities consisted of corn, soybeans, wheat, live cattle, lean hogs, gold, silver, copper, cocoa, coffee, sugar, cotton, soybean oil, platinum, crude oil, NY Harbor ULSD (formerly known as heating oil), and natural gas.

Prior to December 19, 2020, the ticker symbol GCC was used for the Predecessor Fund.

The Fund returned 18.04% at net asset value (“NAV”) for the fiscal period from December 19, 2020 through August 31, 2021. The largest contributors to the Fund’s performance were its exposures to the Energy sector. The largest detractors to the Fund’s performance were its exposures to Precious Metals. Due to post COVID-19 economic recovery and a high demand for fuel, the Energy sector has rallied for more than 30%. Precious Metals however, underperformed due to higher interest rates and economic optimism. In general, the Fund’s use of derivatives to obtain commodities exposure saw a rally during the fiscal period due to inflation fear and the increasing price for raw materials.

Shareholder Expense Example (for the six-month period ended August 31, 2021)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,084.30	0.55%[1]	$2.89
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%[1]	$2.80
[1]

WisdomTree Asset Management, Inc. voluntarily waives a portion of its advisory fee, that it would otherwise charge, in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investment in the underlying WisdomTree fund. The “Annualized Net Expense Ratio” does not include the impact of AFFEs.

Performance

Cumulative Total Return[1]
Fund NAV Returns	18.04%
Fund Market Price Returns	18.04%
S&P GSCI Index	30.86%
Bloomberg Commodity Index Total Return	24.18%
[1]	For the period December 19, 2020 (post-reorganization) through August 31, 2021.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

18	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2021 (unaudited)

WisdomTree Managed Futures Strategy Fund (WTMF) (consolidated)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	72.9%
Exchange-Traded Funds	4.1%
Other Assets less Liabilities‡	23.0%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 0.02%, 9/16/21	68.7%
U.S. Treasury Bill, 0.05%, 5/19/22	4.2%
WisdomTree Floating Rate Treasury Fund (USFR)^	4.1%
*

The largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

^	For a full list of holdings information for the underlying WisdomTree fund, please see page 41 of this report.

The WisdomTree Managed Futures Strategy Fund (the “Fund”) seeks to provide investors with positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed income returns. The Fund is managed using a quantitative, rules-based strategy and invests in a combination of diversified futures contracts for commodities, equities, currencies and interest rates.

The Fund returned 17.83% at net asset value (“NAV”) for the fiscal year ended August 31, 2021. The largest contributor to the Fund’s performance was its exposure to commodities, specifically its long exposures to agriculture and energy commodities. The largest detractors to the Fund’s performance were its exposures to gold and cocoa commodities. The Fund was restructured on June 7, 2021, with the new model benefiting from long exposures to equities as well as the U.S. dollar. The Fund has also benefited from a long commodity exposure to natural gas added in early August 2021. Due to post COVID-19 economic recovery, increasing demand for raw materials, and inflation fear, there was a strong rally in commodities. As a result, the Fund’s use of derivatives to obtain commodities exposure benefited Fund performance overall during the fiscal year. The Fund’s use of interest rate derivatives detracted from Fund performance due to the overall increase in interest rates on long-term U.S. Treasuries during the fiscal year.

Shareholder Expense Example (for the six-month period ended August 31, 2021)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,049.90	0.65%[1]	$3.36
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%[1]	$3.31
[1]

WisdomTree Asset Management, Inc. voluntarily waives a portion of its advisory fee, that it would otherwise charge, in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investment in the underlying WisdomTree fund. The “Annualized Net Expense Ratio” does not include the impact of AFFEs.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	17.83%	2.59%	1.27%	-1.13%
Fund Market Price Returns	18.31%	2.67%	1.37%	-1.08%
S&P Diversified Trends Indicator Index	11.33%	2.78%	2.57%	-0.03%
S&P GSCI Index	43.86%	-2.15%	3.27%	-6.60%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	19

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each index referenced in this report.

Basis point:

A basis point is one hundredth of one percent, used mostly in expressing differences in interest rates.

Bloomberg Rate Hedged U.S. Aggregate Bond Index, Zero Duration:

The Bloomberg Rate Hedged U.S. Aggregate Bond Index, Zero Duration combines long positions in the Bloomberg U.S. Aggregate Bond Index with short positions in U.S. Treasury Bonds to provide a duration exposure of 0 years. Market values of long and short positions are rebalanced at month-end.

Bloomberg U.S. Aggregate Enhanced Yield Index:

The Bloomberg U.S. Aggregate Enhanced Yield Index uses a rules-based approach to reallocate across subcomponents in the Bloomberg U.S. Aggregate Bond Index seeking to enhance yield while maintaining a similar risk profile.

Bloomberg U.S. Securitized MBS/ABS/CMBS Index:

The Bloomberg U.S. Securitized MBS/ABS/CMBS Index is a market capitalization index that is designed to measure the performance of residential mortgage-backed securities issued by Government Sponsored Enterprises, commercial mortgage-backed securities, and asset backed securities.

Bloomberg U.S. Short Aggregate Composite Index:

The Bloomberg U.S. Short Aggregate Composite Index measures the performance of the short-term U.S. investment-grade bond market.

Bloomberg U.S. Short Aggregate Enhanced Yield Index:

The Bloomberg U.S. Short Aggregate Enhanced Yield Index uses a rules-based approach to reallocate across subcomponents in the Bloomberg U.S. Aggregate Bond Index that generally have effective maturities shorter than 5 years and seeks to enhance yield while maintaining a similar risk profile.

Bloomberg U.S. Aggregate Index:

The Bloomberg U.S. Aggregate Index represents the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, as well as mortgage and asset-backed securities.

Bloomberg Commodity Index Total Return:

Bloomberg Commodity Index Total Return is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index (“BCOM”). This combines the returns of the BCOM with the returns on cash collateral invested in 13-week U.S. Treasury Bills.

Bloomberg Dollar Spot Index:

The Bloomberg Dollar Spot Index tracks the performance of a basket of 10 leading global currencies versus the U.S. dollar. Each currency in the basket and its weight is determined annually based on its share of international trade and foreign exchange (FX) liquidity.

20	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

Bloomberg Dollar Total Return Index:

The Bloomberg Dollar Total Return Index is total return version of the Bloomberg Dollar Spot Index (BBDXY). It is generated by adding the daily forward implied yield of each currency, and U.S. funding rate, to BBDXY returns.

Bloomberg U.S. Treasury Floating Rate Bond Index:

The Bloomberg U.S. Treasury Floating Rate Bond Index is a rules-based, market-value weighted index engineered to measure the performance and characteristics of floating rate coupon U.S. Treasuries which have a maturity greater than 12 months.

Bond Spread:

A bond spread is the difference between the yields of two bonds with differing credit ratings. Most often, a corporate bond with a certain amount of risk is compared to a standard risk-free Treasury Bond. The bond spread will show the additional yield that could be earned from a bond which has a higher risk. Generally, bond spreads are often a good barometer of economic health — widening (bad) and narrowing (good).

CBOE® S&P 500 PutWrite Index:

The CBOE® S&P 500 PutWrite Index tracks the value of a cash-secured (i.e., collateralized) put option sales strategy, which consists of selling (or “writing”) S&P 500® Index put options and investing the sale proceeds in one- and three-month Treasury bills.

Collateralized loan obligation (CLO):

A collateralized loan obligation is a form of securitization where payments from multiple middle sized and large business loans are pooled together and passed on to different classes of owners.

Commercial mortgage-backed securities (CMBS):

A type of mortgage-backed security that is backed by commercial and multifamily mortgages rather than residential real estate.

Consumer Price Index:

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Duration:

Duration is a measure of a bond’s sensitivity to changes in interest rates. The weighted average accounts for the various durations of the bonds purchased as well as the proportion of the total government bond portfolio that they make up.

Equal-Weighted Emerging Currency Composite:

A composite incorporating equal-weighted exposure to the currencies within the Emerging Currency Strategy Fund was constructed as an additional gauge of Emerging Currency Strategy Fund performance. The composite tracks the returns for the currencies using the total returns of the country subindices of the JP Morgan Emerging Local Markets Index Plus (ELMI+). Each subindex uses a weighted basket of one-month, two-month and three-month currency forwards (deliverable or nondeliverable) collateralized with U.S. money market rates to proxy the total returns of an investment in local-currency money market instruments. Currency exposures are rebalanced back to equal-weighting at the end of the month in which the Emerging Currency Strategy Fund intends to rebalance, and currency changes are reflected in the composite at the end of the month they are reflected in the Fund.

WisdomTree Trust	21

Description of Terms and Indexes (unaudited) (continued)

Gapstow Liquid Alternative Credit Index:

The Gapstow Liquid Alternative Credit Index (GLACI) is an equal-weighted index that tracks the performance of 35 Publicly Traded Alternative Credit Vehicles (“PACs”) using an objective, rules-based methodology. PACs are a subset of business development companies, real estate investment trusts, and closed-end funds, and selected because of their exposure to a range of U.S. alternative credit sectors (tradeable high yield, structured, and private credit) and borrower segments (households, corporations, and commercial real estate sponsors). GLACI is the first index constructed to provide diversified exposure to these alternative credit sectors and segments.

Gross Domestic Product:

Gross Domestic Product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period. As a broad measure of overall domestic production, it functions as a comprehensive scorecard of a country’s economic health.

ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index:

The ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index tracks the performance of the combination of a long position in short maturity U.S. high yield bonds and a short position in on-the-run U.S. Treasuries where the net interest rate exposure of the index is adjusted to a zero year duration. Market values of long and short positions are rebalanced at month-end.

ICE BofA Merrill Lynch U.S. Corporate Master Option-Adjusted Spread and the ICE BofA Merrill Lynch U.S. High Yield Option-Adjusted Spread:

The ICE BofA Merrill Lynch Option-Adjusted Spreads (“OAS”) are the calculated spreads between a computed OAS index of all bonds in a given rating category and a spot Treasury curve. An OAS index is constructed using each constituent bond weighted by market capitalization. The ICE BofA Merrill Lynch U.S. Corporate Master OAS uses an index of bonds that are considered investment grade (those rated BBB or better) and the ICE BofA Merrill Lynch U.S. High Yield Master OAS uses an index of bonds that are below investment grade (those rated BB or below).

ISM Manufacturing Index:

The ISM manufacturing index, also known as the purchasing managers’ index (PMI) is a monthly indicator of U.S. economic activity based on a survey of purchasing managers at more than 300 manufacturing firms. It is considered to be a key indicator of the state of the U.S. economy.

JP Morgan CEMBI Diversified Index:

The JP Morgan CEMBI Diversified Index is an alternatively weighted version of the JP Morgan CEMBI Index (a comprehensive U.S. dollar-denominated emerging market corporate bond index) which limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

JP Morgan Emerging Local Markets Index Plus (ELMI+):

The JP Morgan Emerging Local Markets Index Plus (ELMI+) and its underlying country and regional subindices track the total returns for local-currency denominated money market instruments in emerging market countries.

22	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

JP Morgan Emerging Local Markets Index Plus (ELMI+) China:

The China subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Chinese yuan money market instruments. The returns are reported in U.S. dollar terms.

JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index:

The JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index tracks the performance of local currency debt issued by emerging market governments, whose debt is accessible by most of the international investor base. The index incorporates a constrained market capitalization methodology in which individual issuer exposures are capped at 10% (with the excess distributed to smaller issuers) for greater diversification among issuing governments. The returns are reported in U.S. dollar terms.

Mortgage-backed security (MBS):

A mortgage-backed security is a type of asset-backed security which is secured by a mortgage or collection of mortgages.

Purchasing Managers’ Index:

The Purchasing Managers’ Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. It consists of a diffusion index that summarizes whether market conditions, as viewed by purchasing managers, are expanding, staying the same, or contracting.

Risk-on and Risk-off:

Investors’ appetites for risk rise and fall over time. During periods when risk is perceived as low, the risk-on risk-off theory states that investors tend to engage in higher-risk investments (i.e., “Risk-on”). When risk is perceived to be high, investors have the tendency to gravitate toward lower-risk investments (i.e., “Risk-off”).

S&P 500® Index:

The S&P 500® Index is a capitalization-weighted index of 500 stocks selected by Standard & Poor’s Index Committee designed to represent the performance of the leading industries in the United States economy.

S&P Diversified Trends Indicator Index:

The S&P Diversified Trends Indicator Index is a diversified composite of global commodity and financial futures that are highly liquid.

S&P GSCI Index:

The S&P GSCI Index comprises the principal physical commodities that are the subject to active, liquid futures markets.

Spot Rate and NDF Rate Returns:

A “spot” rate is the foreign exchange rate on foreign currency contracts settled generally within two business days from the trade date. The NDF rate is the foreign exchange rate on non-deliverable forward currency contracts settled on a future date that is generally greater than two business days from the trade date. The Chinese yuan NDF return rate relative to the U.S. dollar calculated by WisdomTree is the rate of return percentage difference between the end of period NDF rate and the beginning of period NDF rate using WM/Reuters Singapore closing rates.

WisdomTree Trust	23

Description of Terms and Indexes (unaudited) (continued)

Thomson Reuters Continuous Commodity Index:

The Thomson Reuters Continuous Commodity Index, also known as the Continuous Commodity Total Return Index or Refinitiv Equal Weight Continuous Commodity Total Return Index (the “Index”), is composed of notional amounts of each of the following commodities (“Index Commodities”): corn, soybean, wheat, live cattle, lean hogs, gold, silver, copper, cocoa, coffee, sugar, cotton, soybean oil, platinum, crude oil, NY Harbor ULSD (formerly known as heating oil), and natural gas. The notional amounts of each Index Commodity included in the Index are in equal weight proportion to the Index Commodities or 1/17 weighting per index commodity rebalanced daily.

Tranches:

Are pieces of a pooled collection of securities, usually debt instruments, that are split up by risk or other characteristics in order to be marketable to different investors.

WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index:

The WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index is a rules-based alternatively weighted index that is designed to provide exposure to U.S. high yield corporate bonds with a short position in U.S. Treasuries where the net interest rate exposure of the index is adjusted to a zero year duration.

Yield Curve:

Graphical Depiction of interest rates on government bonds, with the current yield on the vertical axis and the years to maturity on the horizontal axis.

* * * * * *

Bloomberg® and the Bloomberg Indices are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by WisdomTree. Bloomberg is not affiliated with WisdomTree, and Bloomberg does not approve, endorse, review, or recommend each of AGGY, SHAG, or AGZD. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to each of AGGY, SHAG, or AGZD.

Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“ICE BofA Merrill Lynch”) indices and related information, the name “ICE BofA Merrill Lynch”, and related trademarks, are intellectual property licensed from ICE BofA Merrill Lynch, and may not be copied, used, or distributed without ICE BofA Merrill Lynch’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed, or promoted by ICE BofA Merrill Lynch. ICE BofA MERRILL LYNCH MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

The CBOE S&P 500 PutWrite Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and CBOE® and has been licensed for use by WisdomTree. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is registered trademark of Dow Jones Trademarks Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by WisdomTree. CBOE® is a trademark of the Chicago Board Options Exchange, Incorporated, and has been licensed for use by SPDJI and WisdomTree. The WisdomTree CBOE S&P 500 PutWrite Strategy Fund is not

24	WisdomTree Trust

Description of Terms and Indexes (unaudited) (concluded)

sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates or the Chicago Board Options Exchange, Incorporated, and none of such parties make any representation regarding the advisability of investing in such product(s), nor do they have any liability for any errors, omissions or interruptions of the CBOE S&P 500 PutWrite Index.

The Gapstow Liquid Alternative Credit Index is a registered service mark of Gapstow Capital Partners L.P. and has been licensed for use by WisdomTree Asset Management and WisdomTree Trust as the issuer of the WisdomTree Alternative Income Fund. The WisdomTree Alternative Income Fund is not sponsored, endorsed, sold, or promoted by Gapstow Capital Partners L.P., and it makes no representation regarding the advisability of investing in the Fund. GAPSTOW CAPITAL PARTNERS L.P. AND ITS AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE WISDOMTREE ALTERNATIVE INCOME FUND. Gapstow Capital Partners L.P. contracts with a calculation agent to independently calculate and publish the Gapstow Liquid Alternative Credit Index, and Gapstow Capital Partners L.P. cannot assure its accuracy. The publication of the Gapstow Liquid Alternative Credit Index does not constitute a recommendation by Gapstow Capital Partners L.P. to invest in the WisdomTree Alternative Income Fund. Gapstow Capital Partners L.P. offers no guarantee or assurance with regard to the results of using the Gapstow Liquid Alternative Credit Index.

WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

Index returns do not reflect expenses paid by the Funds. Index returns assume reinvestment of distributions. It is not possible to invest directly in an index.

* * * * * *

Abbreviations used in the schedules of investments and related tables included in this report are as follows:

CURRENCY ABBREVIATIONS:
AUD	Australian dollar	GBP	British pound	PHP	Philippine peso
BRL	Brazilian real	HUF	Hungary forint	PLN	Polish zloty
CAD	Canadian dollar	IDR	Indonesian rupiah	RON	Romanian leu
CHF	Swiss franc	INR	Indian rupee	RUB	Russian ruble
CLP	Chilean peso	JPY	Japanese yen	THB	Thai baht
CNH	Offshore Chinese renminbi	KRW	South Korean won	TRY	Turkish new lira
CNY	Chinese yuan	MXN	Mexican peso	USD	U.S. dollar
COP	Colombian peso	MYR	Malaysian ringgit	ZAR	South African rand
EUR	Euro	PEN	Peruvian nuevo sol

OTHER ABBREVIATIONS:
HRW	Hard Red Winter
RBOB	Reformulated Blendstock for Oxygenate Blending
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities
ULSD	Ultra-Low-Sulfur Diesel
WTI	West Texas Intermediate

WisdomTree Trust	25

Schedule of Investments

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2021

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 94.9%

U.S. Treasury Bills – 94.9%
0.04%, 9/9/21*	$35,025,000	$35,024,752
0.04%, 9/16/21*	34,406,000	34,405,642
0.04%, 10/7/21*	34,361,000	34,359,711
0.04%, 10/14/21*	32,011,000	32,009,662
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $135,799,184)		135,799,767
Investments	Shares	Value

EXCHANGE-TRADED FUND – 4.1%

United States – 4.1%

WisdomTree Floating Rate Treasury Fund(a)
(Cost: $5,901,568)	235,000	$5,898,500

TOTAL INVESTMENTS IN SECURITIES – 99.0% (Cost: $141,700,752)		141,698,267

Other Assets less Liabilities – 1.0%		1,469,812

NET ASSETS – 100.0%		$143,168,079
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended August 31, 2021 were as follows:

Affiliate	Value at 8/31/2020	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2021	Dividend Income	Capital Gain Distributions
WisdomTree Floating Rate Treasury Fund	$3,465,180	$4,697,240	$2,258,599	$(3,198)	$(2,123)	$5,898,500	$866	$822

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	9/3/2021	7,262,277	USD	9,895,000	AUD	$23,550	$—
Barclays Bank PLC	9/3/2021	27,645,000	CNH	4,282,707	USD	347	—
Barclays Bank PLC	9/3/2021	2,329,895,000	JPY	21,179,208	USD	—	(1,081)
Barclays Bank PLC	9/3/2021	5,612,960,000	KRW	4,842,516	USD	—	(1,539)
Barclays Bank PLC	9/3/2021	4,266,075	USD	27,645,000	CNH	—	(16,978)
Barclays Bank PLC	10/6/2021	20,960,142	USD	2,305,165,000	JPY	864	—
Barclays Bank PLC	10/6/2021	4,948,174	USD	5,737,655,000	KRW	1,596	—
Barclays Bank PLC	10/13/2021	4,305,101	USD	27,885,000	CNH	—	(353)
Canadian Imperial Bank of Commerce	9/3/2021	378,468	USD	525,000	AUD	—	(5,598)
Canadian Imperial Bank of Commerce	9/3/2021	686,768	USD	870,000	CAD	—	(2,802)
Canadian Imperial Bank of Commerce	9/3/2021	4,867,882	USD	5,612,960,000	KRW	26,906	—
Citibank N.A.	9/3/2021	46,320,882	USD	39,040,000	EUR	223,547	—
Citibank N.A.	9/3/2021	4,211,006	USD	314,120,000	INR	—	(91,208)
Citibank N.A.	9/3/2021	568,360	USD	11,585,000	MXN	—	(8,390)
Goldman Sachs	9/3/2021	22,005,000	CAD	17,441,556	USD	—	(190)
Goldman Sachs	9/3/2021	293,715,000	MXN	14,622,653	USD	—	(302)
Goldman Sachs	9/3/2021	14,114,933	USD	282,130,000	MXN	69,331	—
Goldman Sachs	10/6/2021	17,072,042	USD	21,540,000	CAD	104	—
Goldman Sachs	10/6/2021	14,283,165	USD	288,160,000	MXN	—	(59)
HSBC Holdings PLC	9/3/2021	1,144,180	USD	975,000	EUR	—	(7,072)
JP Morgan Chase Bank N.A.	9/3/2021	603,496	USD	440,000	GBP	—	(1,439)
JP Morgan Chase Bank N.A.	9/3/2021	20,825,720	USD	2,284,165,000	JPY	63,267	—
Morgan Stanley & Co. International	9/3/2021	10,420,000	AUD	7,622,897	USD	—	(104)
Morgan Stanley & Co. International	9/3/2021	12,130,000	GBP	16,677,210	USD	—	(243)
Morgan Stanley & Co. International	9/3/2021	16,939,725	USD	21,135,000	CAD	187,928	—
Morgan Stanley & Co. International	10/6/2021	7,397,396	USD	10,110,000	AUD	—	(24)
Morgan Stanley & Co. International	10/6/2021	16,451,600	USD	11,965,000	GBP	41	—
Standard Chartered Bank	9/3/2021	314,120,000	INR	4,302,424	USD	—	(210)
Standard Chartered Bank	10/6/2021	4,255,649	USD	311,705,000	INR	—	—

See Notes to Financial Statements.

26	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
UBS AG	9/3/2021	6,155,000	CHF	6,721,369	USD	$65	$—
UBS AG	9/3/2021	40,015,000	EUR	47,249,192	USD	—	(605)
UBS AG	9/3/2021	6,799,933	USD	6,155,000	CHF	78,498	—
UBS AG	9/3/2021	16,250,257	USD	11,690,000	GBP	178,226	—
UBS AG	9/3/2021	416,557	USD	45,730,000	JPY	883	—
UBS AG	10/6/2021	6,852,467	USD	6,270,000	CHF	—	(248)
UBS AG	10/6/2021	46,824,708	USD	39,630,000	EUR	69	—
						$855,222	$(138,445)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2021 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$135,799,767	$—	$135,799,767
Exchange-Traded Fund	5,898,500	—	—	5,898,500
Total Investments in Securities	$5,898,500	$135,799,767	$—	$141,698,267
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$855,222	$—	$855,222
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(138,445)	$—	$(138,445)
Total – Net	$5,898,500	$136,516,544	$—	$142,415,044
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	27

Schedule of Investments

WisdomTree Chinese Yuan Strategy Fund (CYB)

August 31, 2021

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 65.4%

U.S. Treasury Bills – 65.4%
0.04%, 9/9/21*	$14,579,000	$14,578,897
0.04%, 10/14/21*	13,638,000	13,637,430
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $28,216,200)		28,216,327

	Shares

EXCHANGE-TRADED FUND – 4.2%

United States – 4.2%

WisdomTree Floating Rate Treasury Fund(a)
(Cost: $1,822,572)	72,600	1,822,260
Investments	Principal Amount	Value

REPURCHASE AGREEMENT – 30.0%

United States – 30.0%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/21 (tri-party custodian: The Bank of New York Mellon Corp.), 0.06% due 9/1/21; Proceeds at maturity – $12,960,022 (fully collateralized by Fannie Mae Pool, 2.50% due 8/1/51, Freddie Mac Pool, 2.00% – 3.50% due 8/1/51; Market value including accrued interest – $13,608,053)

(Cost: $12,960,000)	$12,960,000	$12,960,000

TOTAL INVESTMENTS IN SECURITIES – 99.6% (Cost: $42,998,772)		42,998,587

Other Assets less Liabilities – 0.4%		167,111

NET ASSETS – 100.0%		$43,165,698
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended August 31, 2021 were as follows:

Affiliate	Value at 8/31/2020	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2021	Dividend Income	Capital Gain Distributions
WisdomTree Floating Rate Treasury Fund	$1,119,906	$1,130,013	$426,613	$(400)	$(646)	$1,822,260	$302	$282

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of Montreal	10/21/2021	993,838	USD	6,500,000	CNY	$—	$(7,363)
Barclays Bank PLC	10/21/2021	53,500,000	CNH	8,217,316	USD	31,891	—
Canadian Imperial Bank of Commerce	9/13/2021	203,763	USD	1,322,000	CNH	—	(717)
Canadian Imperial Bank of Commerce	10/21/2021	211,275	USD	1,375,000	CNH	—	(738)
Citibank N.A.	9/13/2021	42,360,000	CNH	6,586,602	USD	—	(34,563)
Citibank N.A.	10/21/2021	57,750,000	CNY	8,880,517	USD	14,773	—
Citibank N.A.	10/21/2021	451,103	USD	2,938,000	CNY	—	(1,440)
Citibank N.A.	10/21/2021	2,261,150	USD	14,728,000	CNY	—	(7,419)
Citibank N.A.	11/12/2021	60,500,000	CNY	9,281,134	USD	22,455	—
Citibank N.A.	11/12/2021	2,575,098	USD	16,802,000	CNY	—	(8,685)
Goldman Sachs	9/13/2021	5,405,000	CNH	841,576	USD	—	(5,556)
Goldman Sachs	10/21/2021	382,720	USD	2,500,000	CNH	—	(2,757)
Goldman Sachs	10/21/2021	1,058,702	USD	6,891,000	CNH	—	(3,827)
HSBC Holdings PLC	9/13/2021	1,291,000	CNH	198,067	USD	1,618	—
HSBC Holdings PLC	9/13/2021	6,359,158	USD	41,106,000	CNH	1,082	—
HSBC Holdings PLC	10/21/2021	57,750,000	CNY	8,865,520	USD	29,769	—
HSBC Holdings PLC	12/13/2021	41,550,000	CNH	6,382,870	USD	5,835	—
Standard Chartered Bank	9/13/2021	1,021,443	USD	6,628,000	CNH	—	(3,744)
UBS AG	11/12/2021	60,500,000	CNY	9,266,492	USD	37,097	—
						$144,520	$(76,809)

See Notes to Financial Statements.

28	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Chinese Yuan Strategy Fund (CYB)

August 31, 2021

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2021 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$28,216,327	$—	$28,216,327
Exchange-Traded Fund	1,822,260	—	—	1,822,260
Repurchase Agreement	—	12,960,000	—	12,960,000
Total Investments in Securities	$1,822,260	$41,176,327	$—	$42,998,587
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$144,520	$—	$144,520
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(76,809)	$—	$(76,809)
Total – Net	$1,822,260	$41,244,038	$—	$43,066,298
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	29

Schedule of Investments

WisdomTree Emerging Currency Strategy Fund (CEW)

August 31, 2021

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 62.6%

U.S. Treasury Bills – 62.6%
0.04%, 9/9/21*	$3,913,000	$3,912,972
0.04%, 10/14/21*	4,063,000	4,062,830
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $7,975,766)		7,975,802

	Shares

EXCHANGE-TRADED FUND – 4.5%

United States – 4.5%

WisdomTree Floating Rate Treasury Fund(a)
(Cost: $567,356)	22,600	567,260
Investments	Principal Amount	Value

REPURCHASE AGREEMENT – 31.4%

United States – 31.4%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/21 (tri-party custodian: The Bank of New York Mellon Corp.), 0.06% due 9/1/21; Proceeds at maturity – $4,000,007 (fully collateralized by U.S. Treasury Bond, 3.75% due 11/15/43; Market value including accrued interest – $4,080,116)

(Cost: $4,000,000)	$4,000,000	$4,000,000

TOTAL INVESTMENTS IN SECURITIES – 98.5% (Cost: $12,543,122)		12,543,062

Other Assets less Liabilities – 1.5%		188,970

NET ASSETS – 100.0%		$12,732,032
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended August 31, 2021 were as follows:

Affiliate	Value at 8/31/2020	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2021	Dividend Income	Capital Gain Distributions
WisdomTree Floating Rate Treasury Fund	$467,046	$251,125	$150,584	$(91)	$(236)	$567,260	$126	$148

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	11/4/2021	6,220,000	CNH	954,749	USD	$3,383	$—
Citibank N.A.	11/4/2021	727,255,000	CLP	955,243	USD	—	(19,349)
Citibank N.A.	11/4/2021	31,435,000	THB	954,149	USD	18,533	—
Goldman Sachs	11/3/2021	118,412	USD	8,885,625	RUB	—	(1,599)
Goldman Sachs	11/4/2021	3,682,565,000	COP	948,687	USD	26,706	—
Goldman Sachs	11/4/2021	115,960	USD	612,500	BRL	—	(2,592)
Goldman Sachs	11/4/2021	116,006	USD	90,906,875	CLP	—	(981)
Goldman Sachs	11/4/2021	114,794	USD	460,320,625	COP	—	(7,130)
Goldman Sachs	11/4/2021	117,977	USD	2,403,125	MXN	—	(937)
Goldman Sachs	11/4/2021	117,806	USD	460,000	PLN	—	(2,346)
Goldman Sachs	11/4/2021	117,758	USD	1,060,625	TRY	—	(5,748)
Goldman Sachs	11/4/2021	117,549	USD	1,761,875	ZAR	—	(3,254)
HSBC Holdings PLC	11/4/2021	117,139	USD	3,929,375	THB	—	(4,446)
JP Morgan Chase Bank N.A.	11/3/2021	71,085,000	RUB	956,742	USD	3,346	—
Morgan Stanley & Co. International	11/3/2021	71,710,000	INR	954,606	USD	19,102	—
Morgan Stanley & Co. International	11/3/2021	4,065,000	MYR	957,259	USD	19,048	—
Morgan Stanley & Co. International	11/3/2021	119,437	USD	8,963,750	INR	—	(2,276)
Morgan Stanley & Co. International	11/3/2021	118,971	USD	508,125	MYR	—	(3,067)
Morgan Stanley & Co. International	11/4/2021	4,900,000	BRL	939,777	USD	8,639	—
Morgan Stanley & Co. International	11/4/2021	13,941,950,000	IDR	953,622	USD	16,505	—
Morgan Stanley & Co. International	11/4/2021	1,097,205,000	KRW	953,014	USD	—	(7,169)
Morgan Stanley & Co. International	11/4/2021	48,240,000	PHP	954,869	USD	10,850	—
Morgan Stanley & Co. International	11/4/2021	119,192	USD	777,500	CNH	—	(574)

See Notes to Financial Statements.

30	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Emerging Currency Strategy Fund (CEW)

August 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Morgan Stanley & Co. International	11/4/2021	119,776	USD	1,742,743,750	IDR	$—	$(1,490)
Morgan Stanley & Co. International	11/4/2021	119,220	USD	137,150,625	KRW	989	—
Morgan Stanley & Co. International	11/4/2021	118,631	USD	6,030,000	PHP	—	(2,084)
UBS AG	11/4/2021	19,225,000	MXN	955,788	USD	—	(4,479)
UBS AG	11/4/2021	3,680,000	PLN	956,164	USD	5,046	—
UBS AG	11/4/2021	8,485,000	TRY	961,700	USD	26,346	—
UBS AG	11/4/2021	14,095,000	ZAR	952,371	USD	14,054	—
						$172,547	$(69,521)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2021 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$7,975,802	$—	$7,975,802
Exchange-Traded Fund	567,260	—	—	567,260
Repurchase Agreement	—	4,000,000	—	4,000,000
Total Investments in Securities	$567,260	$11,975,802	$—	$12,543,062
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$172,547	$—	$172,547
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(69,521)	$—	$(69,521)
Total – Net	$567,260	$12,078,828	$—	$12,646,088
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	31

Schedule of Investments

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2021

Investments	Principal Amount	Value

FOREIGN CORPORATE BONDS – 96.2%

Argentina – 2.1%

Arcor SAIC 6.00%, 7/6/23	$500,000	$500,818

MercadoLibre, Inc. 2.38%, 1/14/26	200,000	200,875
3.13%, 1/14/31(a)	200,000	197,500

YPF S.A. 8.50%, 6/27/29(b)	263,000	203,675

Total Argentina		1,102,868

Austria – 0.6%

Suzano Austria GmbH 7.00%, 3/16/47(b)	226,000	305,654

Brazil – 9.0%

Arcos Dorados Holdings, Inc. 5.88%, 4/4/27(b)	200,000	211,020

Braskem Finance Ltd. 6.45%, 2/3/24	300,000	335,341

Braskem Netherlands Finance B.V. 4.50%, 1/31/30(b)	400,000	429,040

Centrais Eletricas Brasileiras S.A. 4.63%, 2/4/30(b)	200,000	204,125

CSN Resources S.A. 4.63%, 6/10/31(b)	325,000	337,187

Fibria Overseas Finance Ltd. 5.50%, 1/17/27	306,000	354,440

Hidrovias International Finance Sarl 4.95%, 2/8/31(b)	325,000	327,031

Itau Unibanco Holding S.A.
4.63%, 2/27/25, (4.625% fixed rate until 2/27/25; 5-year Constant Maturity Treasury Rate + 3.222% thereafter)(b)(c)(d)	300,000	291,789
3.88%, 4/15/31, (3.875% fixed rate until 1/15/26; 5-year Constant Maturity Treasury Rate + 3.446% thereafter)(b)(c)	275,000	273,982

Klabin Finance S.A. 4.88%, 9/19/27(b)	300,000	334,312

Minerva Luxembourg S.A. 5.88%, 1/19/28(a)(b)	200,000	211,950
4.38%, 3/18/31(b)	275,000	270,188

Natura Cosmeticos S.A. 4.13%, 5/3/28(b)	400,000	412,600

Petrobras Global Finance B.V. 5.60%, 1/3/31	200,000	224,530

St Marys Cement, Inc. 5.75%, 1/28/27(b)	200,000	233,420
5.75%, 1/28/27(e)	300,000	350,130

Total Brazil		4,801,085

Chile – 5.5%

ATP Tower Holdings LLC 4.05%, 4/27/26(a)(b)	300,000	305,779

Celulosa Arauco y Constitucion S.A. 3.88%, 11/2/27	330,000	357,553
5.50%, 11/2/47	325,000	392,548

Colbun S.A. 3.95%, 10/11/27(e)	250,000	274,809
3.95%, 10/11/27(b)	200,000	219,847

Inversiones CMPC S.A. 3.85%, 1/13/30(e)	250,000	270,003
3.00%, 4/6/31(b)	325,000	330,281

VTR Comunicaciones SpA 5.13%, 1/15/28(b)	461,000	482,749
4.38%, 4/15/29(b)	275,000	277,558

Total Chile		2,911,127

China – 3.5%

Alibaba Group Holding Ltd. 3.40%, 12/6/27	500,000	544,250

Baidu, Inc. 3.08%, 4/7/25(a)	200,000	211,617

Bank of China Ltd. 5.00%, 11/13/24(a)(e)	650,000	724,315

China Evergrande Group 8.75%, 6/28/25(e)	200,000	70,750

ENN Clean Energy International Investment Ltd. 3.38%, 5/12/26(b)	300,000	305,349

Total China		1,856,281

Colombia – 6.8%

Banco Bilbao Vizcaya Argentaria Colombia S.A. 4.88%, 4/21/25(e)	200,000	209,375

Bancolombia S.A.
4.63%, 12/18/29, (4.625% fixed rate until 12/18/24; 5-year Constant Maturity Treasury Rate + 2.944% thereafter)(c)	635,000	645,957

Ecopetrol S.A. 6.88%, 4/29/30	500,000	603,260
5.88%, 5/28/45	70,000	75,152

Geopark Ltd. 5.50%, 1/17/27(b)	375,000	375,517

Millicom International Cellular S.A. 4.50%, 4/27/31(a)(b)	500,000	524,269

Oleoducto Central S.A. 4.00%, 7/14/27(b)	250,000	259,296

Promigas S.A. ESP 3.75%, 10/16/29(b)	200,000	201,078

SierraCol Energy Andina LLC 6.00%, 6/15/28(b)	300,000	299,863

Transportadora de Gas Internacional S.A. ESP 5.55%, 11/1/28(b)	400,000	456,538

Total Colombia		3,650,305

Ghana – 0.5%

Tullow Oil PLC 10.25%, 5/15/26(b)	265,000	275,434

Hong Kong – 1.7%

Melco Resorts Finance Ltd. 5.75%, 7/21/28(b)	275,000	287,253
5.75%, 7/21/28(e)	325,000	339,480
5.38%, 12/4/29(e)	250,000	259,829

Total Hong Kong		886,562

See Notes to Financial Statements.

32	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2021

Investments	Principal Amount	Value

India – 5.7%

Adani Ports & Special Economic Zone Ltd. 4.38%, 7/3/29(b)	$200,000	$212,737

Bharti Airtel International Netherlands B.V. 5.35%, 5/20/24(b)	323,000	354,576

Bharti Airtel Ltd. 4.38%, 6/10/25(e)	200,000	217,512

Network i2i Ltd.
3.98%, 3/3/26, (3.975% fixed rate until 3/3/26; 5-year Constant Maturity Treasury Rate + 3.39% thereafter)(b)(c)(d)	300,000	302,917

Reliance Industries Ltd. 3.67%, 11/30/27(b)	650,000	717,264

Summit Digitel Infrastructure Pvt Ltd. 2.88%, 8/12/31(b)	350,000	341,553

Vedanta Resources Finance II PLC 13.88%, 1/21/24(b)	275,000	303,267
8.95%, 3/11/25(b)	450,000	457,594

Vedanta Resources Ltd. 7.13%, 5/31/23(e)	150,000	148,091

Total India		3,055,511

Indonesia – 2.5%

Medco Bell Pte Ltd. 6.38%, 1/30/27(a)(b)	478,000	487,806

Pertamina Persero PT 3.10%, 1/21/30(b)	250,000	261,351

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.13%, 5/15/27(e)	541,000	594,997

Total Indonesia		1,344,154

Ireland – 1.2%

C&W Senior Financing DAC 6.88%, 9/15/27(e)	600,000	638,250

Israel – 3.5%

Bank Leumi Le-Israel BM
3.28%, 1/29/31, (3.275% fixed rate until 1/29/26; 5-year Constant Maturity Treasury Rate + 1.631% thereafter)(b)(c)(e)	500,000	511,016

Israel Electric Corp., Ltd. 4.25%, 8/14/28, Series GMTN(b)(e)	200,000	224,463

Mizrahi Tefahot Bank Ltd.
3.08%, 4/7/31, (3.077% fixed rate until 4/7/26; 5-year Constant Maturity Treasury Rate + 2.25% thereafter)(b)(c)(e)	350,000	354,462

Teva Pharmaceutical Finance Netherlands III B.V. 2.80%, 7/21/23	170,000	168,840
3.15%, 10/1/26	650,000	626,208

Total Israel		1,884,989

Jamaica – 0.2%

Digicel International Finance Ltd. 8.75%, 5/25/24(b)	81,000	84,265

Kazakhstan – 2.3%

KazMunayGas National Co. JSC 3.50%, 4/14/33(a)(b)	380,000	399,380

Tengizchevroil Finance Co. International Ltd. 3.25%, 8/15/30(b)	798,000	821,142

Total Kazakhstan		1,220,522

Kuwait – 2.4%

Equate Petrochemical B.V. 4.25%, 11/3/26(e)	200,000	222,486
2.63%, 4/28/28(b)	350,000	356,125

NBK Tier 1 Financing 2 Ltd.
4.50%, 8/27/25, (4.50% fixed rate until 8/27/25; 6-year U.S. dollar Swap Rate + 2.832% thereafter)(b)(c)(d)	700,000	727,396

Total Kuwait		1,306,007

Luxembourg – 1.9%

Altice Financing S.A. 5.75%, 8/15/29(b)	500,000	513,525

JBS Finance Luxembourg SARL 3.63%, 1/15/32(b)	475,000	492,722

Total Luxembourg		1,006,247

Malaysia – 0.7%

Genm Capital Labuan Ltd. 3.88%, 4/19/31(b)	375,000	380,038

Mexico – 5.6%

Alpek S.A.B. de C.V. 4.25%, 9/18/29(b)	400,000	441,400

Banco Mercantil del Norte S.A.
7.50%, 6/27/29, (7.50% fixed rate until 6/27/29; 10-year Constant Maturity Treasury Rate + 5.47% thereafter)(b)(c)(d)	200,000	227,632

Cemex S.A.B. de C.V.
5.13%, 6/8/26, (5.125% fixed rate until 6/8/26; 5-year Constant Maturity Treasury Rate + 4.534% thereafter)(b)(c)(d)	200,000	209,550
7.38%, 6/5/27(b)	200,000	225,988
5.20%, 9/17/30(b)	200,000	219,500

Credito Real S.A.B. de C.V. SOFOM ER 8.00%, 1/21/28(a)(b)	500,000	451,800

Grupo Bimbo S.A.B. de C.V.
5.95%, 4/17/23, (5.95% fixed rate until 4/17/23; 5-year Constant Maturity Treasury Rate + 3.28% thereafter)(b)(c)(d)	400,000	423,600

Industrias Penoles S.A.B. de C.V. 4.75%, 8/6/50(b)	335,000	385,070

Orbia Advance Corp. S.A.B. de C.V. 2.88%, 5/11/31(b)	400,000	407,500

Total Mexico		2,992,040

Morocco – 0.5%

OCP S.A. 6.88%, 4/25/44(e)	200,000	244,647

Netherlands – 1.5%

Sigma Finance Netherlands B.V. 4.88%, 3/27/28(b)	200,000	230,223

VEON Holdings B.V. 4.00%, 4/9/25(b)	550,000	580,690

Total Netherlands		810,913

See Notes to Financial Statements.

WisdomTree Trust	33

Schedule of Investments (continued)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2021

Investments	Principal Amount	Value

Oman – 1.6%

OQ SAOC 5.13%, 5/6/28(b)	$300,000	$305,250

Oryx Funding Ltd. 5.80%, 2/3/31(b)	250,000	265,625

Oztel Holdings SPC Ltd. 5.63%, 10/24/23(e)	250,000	265,021

Total Oman		835,896

Panama – 2.3%

Aeropuerto Internacional de Tocumen S.A. 4.00%, 8/11/41(a)(b)	325,000	334,291

AES Panama Generation Holdings SRL 4.38%, 5/31/30(b)	625,000	650,159

Banco Nacional de Panama 2.50%, 8/11/30(b)	250,000	242,813

Total Panama		1,227,263

Peru – 5.8%

Banco de Credito del Peru
3.13%, 7/1/30, (3.125% fixed rate until 7/1/25; 5-year Constant Maturity Treasury Rate + 3.00% thereafter)(b)(c)	300,000	300,000
3.13%, 7/1/30, (3.125% fixed rate until 7/1/25; 5-year Constant Maturity Treasury Rate + 3.00% thereafter)(c)(e)	250,000	250,000

Cia de Minas Buenaventura S.A.A. 5.50%, 7/23/26(b)	650,000	643,175

Credicorp Ltd. 2.75%, 6/17/25(a)(b)	225,000	229,652

Inkia Energy Ltd. 5.88%, 11/9/27(e)	200,000	205,487

InRetail Consumer 3.25%, 3/22/28(b)	375,000	373,500

Kallpa Generacion S.A. 4.13%, 8/16/27(e)	250,000	258,827

Southern Copper Corp. 5.25%, 11/8/42	200,000	256,435
5.88%, 4/23/45(a)	200,000	278,975

Volcan Cia Minera S.A.A. 4.38%, 2/11/26(b)	325,000	316,907

Total Peru		3,112,958

Poland – 0.9%

Canpack S.A. 3.13%, 11/1/25(b)	465,000	475,869

Qatar – 1.4%

Ooredoo International Finance Ltd. 2.63%, 4/8/31(b)	375,000	388,125

Qatar Petroleum 3.30%, 7/12/51(b)	325,000	335,563

Total Qatar		723,688

Russia – 5.8%

Alfa Bank AO via Alfa Bond Issuance PLC
5.95%, 4/15/30, (5.95% fixed rate until 4/15/25; 5-year Constant Maturity Treasury Rate + 4.546% thereafter)(b)(c)	350,000	367,724

Evraz PLC 5.25%, 4/2/24(e)	500,000	538,296

Gazprom PJSC via Gaz Capital S.A. 4.95%, 3/23/27(e)	335,000	373,985

Gazprom PJSC via Gaz Finance PLC
4.60%, 10/26/25, (4.599% fixed rate until 10/26/25; 5-year Constant Maturity Treasury Rate + 4.264% thereafter)(b)(c)(d)	225,000	234,706

Lukoil Securities B.V. 3.88%, 5/6/30(b)	633,000	673,354

Severstal OAO Via Steel Capital S.A. 3.15%, 9/16/24(b)	200,000	209,085

Sovcombank Via SovCom Capital DAC
7.75%, 5/6/25, (7.75% fixed rate until 5/6/25; 5-year Constant Maturity Treasury Rate + 6.38% thereafter)(b)(c)(d)	300,000	309,692

VTB Bank OJSC via VTB Capital S.A. 6.95%, 10/17/22(e)	353,000	370,771

Total Russia		3,077,613

Saudi Arabia – 3.0%

Arabian Centres Sukuk II Ltd. 5.63%, 10/7/26(b)	450,000	469,687

S.A. Global Sukuk Ltd. 2.69%, 6/17/31(b)	200,000	205,219

Saudi Arabian Oil Co. 2.25%, 11/24/30(b)	700,000	699,786

Saudi Electricity Global Sukuk Co. 2 5.06%, 4/8/43(e)	200,000	244,424

Total Saudi Arabia		1,619,116

Singapore – 1.3%

Oversea-Chinese Banking Corp., Ltd. 4.25%, 6/19/24(e)	250,000	271,461
1.83%, 9/10/30, (1.832% fixed rate until 9/10/25; 5-year Constant Maturity Treasury Rate + 1.58% thereafter)(b)(c)	425,000	427,269

Total Singapore		698,730

South Africa – 1.7%

AngloGold Ashanti Holdings PLC 5.13%, 8/1/22	200,000	207,300
6.50%, 4/15/40(a)	256,000	320,306

Sasol Financing USA LLC 4.38%, 9/18/26	375,000	389,062

Total South Africa		916,668

South Korea – 3.3%

Kookmin Bank 2.50%, 11/4/30(b)	475,000	479,940

Shinhan Financial Group Co., Ltd.
2.88%, 5/12/26, (2.875% fixed rate until 5/12/26; 5-year Constant Maturity Treasury Rate + 2.064% thereafter)(b)(c)(d)	525,000	521,719

SK Hynix, Inc. 2.38%, 1/19/31(b)	300,000	297,015

Woori Bank 4.75%, 4/30/24(e)	400,000	437,467

Total South Korea		1,736,141

See Notes to Financial Statements.

34	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2021

Investments	Principal Amount	Value

Thailand – 2.7%

Bangkok Bank PCL
5.00%, 9/23/25, (5.00% fixed rate until 9/23/25; 5-year Constant Maturity Treasury Rate + 4.729% thereafter)(b)(c)(d)	$450,000	$472,861
4.45%, 9/19/28(b)	300,000	348,722

PTTEP Treasury Center Co., Ltd. 3.90%, 12/6/59(b)	600,000	645,126

Total Thailand		1,466,709

Turkey – 4.5%

Akbank T.A.S. 6.80%, 2/6/26(e)	600,000	639,300

Turk Telekomunikasyon AS 6.88%, 2/28/25(b)	200,000	220,413

Turkiye Is Bankasi AS 6.13%, 4/25/24(e)	200,000	209,480

Turkiye Sise ve Cam Fabrikalari AS 6.95%, 3/14/26(b)	500,000	558,900

Turkiye Vakiflar Bankasi TAO 6.50%, 1/8/26(b)	450,000	466,313

Yapi ve Kredi Bankasi AS
7.88%, 1/22/31, (7.875% fixed rate until 1/22/26; 5-year Constant Maturity Treasury Rate + 7.415% thereafter)(b)(c)	300,000	318,000

Total Turkey		2,412,406

United Arab Emirates – 3.1%

Abu Dhabi National Energy Co. PJSC 2.00%, 4/29/28(b)	475,000	481,531

DP World Ltd. 6.85%, 7/2/37(e)	100,000	135,702

Galaxy Pipeline Assets Bidco Ltd. 2.16%, 3/31/34(b)	300,000	298,875
2.94%, 9/30/40(b)	225,000	229,219

MAF Global Securities Ltd. 4.75%, 5/7/24(e)	200,000	217,250

MHP Lux S.A. 6.25%, 9/19/29(b)	275,000	278,202

Total United Arab Emirates		1,640,779

United Kingdom – 0.7%

CK Hutchison International 21 Ltd. 2.50%, 4/15/31(b)	350,000	361,428

Zambia – 0.4%

First Quantum Minerals Ltd. 6.88%, 3/1/26(b)	200,000	208,305
TOTAL FOREIGN CORPORATE BONDS (Cost: $50,149,956)		51,270,468

FOREIGN GOVERNMENT OBLIGATIONS – 1.2%

Egypt – 0.4%

Egypt Government International Bond 7.60%, 3/1/29(b)	200,000	219,495

Ghana – 0.4%

Ghana Government International Bond 6.38%, 2/11/27(b)	200,000	196,155

Nigeria – 0.4%

Nigeria Government International Bond 6.50%, 11/28/27(e)	200,000	211,574
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $600,000)		627,224

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 4.4%

United States – 4.4%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(f)
(Cost: $2,348,675)	2,348,675	$2,348,675

TOTAL INVESTMENTS IN SECURITIES – 101.8% (Cost: $53,098,631)		54,246,367

Other Assets less Liabilities – (1.8)%		(967,440)

NET ASSETS – 100.0%		$53,278,927
(a)

Security, or portion thereof, was on loan at August 31, 2021 (See Note 2). At August 31, 2021, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $3,565,545 and the total market value of the collateral held by the Fund was $3,663,915. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,315,240.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown reflects the accrual rate as of August 31, 2021 on securities with variable or step rates.

(d)	The security has a perpetual maturity; the date displayed is the next call date.

(e)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(f)	Rate shown represents annualized 7-day yield as of August 31, 2021.

See Notes to Financial Statements.

WisdomTree Trust	35

Schedule of Investments (concluded)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note	39	12/21/21	$(5,204,672)	$(16,200)
Ultra 10 Year U.S. Treasury Note	26	12/21/21	(3,848,406)	(14,828)
			$(9,053,078)	$(31,028)

Long Exposure
2 Year U.S. Treasury Note	32	12/31/21	$7,050,500	$4,648
5 Year U.S. Treasury Note	12	12/31/21	1,484,625	3,792
U.S. Treasury Long Bond	3	12/21/21	488,906	1,735
			$9,024,031	$10,175
Total – Net			$(29,047)	$(20,853)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2021 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Foreign Corporate Bonds	$—	$51,270,468	$—	$51,270,468
Foreign Government Obligations	—	627,224	—	627,224
Investment of Cash Collateral for Securities Loaned	—	2,348,675	—	2,348,675
Total Investments in Securities	$—	$54,246,367	$—	$54,246,367
Financial Derivative Instruments
Futures Contracts[1]	$10,175	$—	$—	$10,175
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(31,028)	$—	$—	$(31,028)
Total – Net	$(20,853)	$54,246,367	$—	$54,225,514
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

36	WisdomTree Trust

Schedule of Investments

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2021

Investments	Principal Amount†		Value

FOREIGN GOVERNMENT OBLIGATIONS – 83.2%

Brazil – 8.3%

Brazil Letras do Tesouro Nacional
6.26%, 7/1/22, Series LTN(a)	5,130,000	BRL	$940,583
6.88%, 7/1/23, Series LTN(a)	10,130,000	BRL	1,690,968
6.09%, 1/1/24, Series LTN(a)	13,990,000	BRL	2,223,039
8.25%, 7/1/24, Series LTN(a)	4,905,000	BRL	742,459

Brazil Notas do Tesouro Nacional
10.00%, 1/1/23, Series F	9,835,000	BRL	1,954,272
10.00%, 1/1/25, Series F	6,249,000	BRL	1,237,136
10.00%, 1/1/27, Series F	5,480,000	BRL	1,071,012
10.00%, 1/1/29, Series F	6,160,000	BRL	1,193,759
10.00%, 1/1/31, Series F	500,000	BRL	95,126

Total Brazil			11,148,354

Chile – 3.1%

Bonos de la Tesoreria de la Republica en pesos
4.00%, 3/1/23(b)(c)	200,000,000	CLP	261,914
2.50%, 3/1/25	800,000,000	CLP	991,548
4.50%, 3/1/26	680,000,000	CLP	897,219
2.30%, 10/1/28(b)(c)	105,000,000	CLP	117,481
4.70%, 9/1/30(b)(c)	175,000,000	CLP	225,866
5.00%, 3/1/35	940,000,000	CLP	1,206,189
6.00%, 1/1/43, Series 30YR	380,000,000	CLP	536,787

Total Chile			4,237,004

China – 4.8%

China Government Bond
3.02%, 10/22/25, Series INBK	800,000	CNY	125,467
3.22%, 12/6/25, Series 1828	1,800,000	CNY	284,454
3.25%, 6/6/26, Series 1907	5,800,000	CNY	920,811
3.12%, 12/5/26, Series 1916	8,000,000	CNY	1,260,107
2.85%, 6/4/27, Series INBK	1,700,000	CNY	263,270
3.25%, 11/22/28, Series 1827	8,000,000	CNY	1,267,797
3.29%, 5/23/29, Series 1906	8,000,000	CNY	1,273,111
3.13%, 11/21/29, Series 1915	4,000,000	CNY	626,276
2.68%, 5/21/30, Series INBK	2,970,000	CNY	449,801

Total China			6,471,094

Colombia – 3.2%

Colombian TES
7.00%, 5/4/22, Series B	1,341,700,000	COP	367,952
10.00%, 7/24/24, Series B	1,608,700,000	COP	485,821
6.25%, 11/26/25, Series B	1,502,400,000	COP	408,300
7.50%, 8/26/26, Series B	1,604,300,000	COP	453,126
5.75%, 11/3/27, Series B	1,579,700,000	COP	406,308
6.00%, 4/28/28, Series B	1,845,600,000	COP	474,903
7.75%, 9/18/30, Series B	1,762,200,000	COP	493,698
7.00%, 6/30/32, Series B	1,537,500,000	COP	400,240
7.25%, 10/18/34, Series B	2,210,400,000	COP	578,377
7.25%, 10/26/50, Series B	850,000,000	COP	207,051

Total Colombia			4,275,776

Hungary – 2.0%

Hungary Government Bond
1.75%, 10/26/22, Series 22/B	66,770,000	HUF	228,294
6.00%, 11/24/23, Series 23/A	17,600,000	HUF	65,590
3.00%, 6/26/24, Series 24/B	213,440,000	HUF	742,819
1.00%, 11/26/25, Series 25/C	30,000,000	HUF	96,364
3.00%, 10/27/27, Series 27/A	266,740,000	HUF	931,367
3.00%, 8/21/30, Series 30/A	55,660,000	HUF	193,726
3.25%, 10/22/31, Series 31/A	72,870,000	HUF	257,013
2.25%, 4/20/33, Series 33/A	20,610,000	HUF	64,804
3.00%, 10/27/38, Series 38/A	27,000,000	HUF	87,330

Total Hungary			2,667,307

India – 4.4%

India Government Bond
7.68%, 12/15/23	30,000,000	INR	439,460
8.40%, 7/28/24	73,000,000	INR	1,095,887
7.59%, 3/20/29	100,000,000	INR	1,477,109
7.88%, 3/19/30	100,000,000	INR	1,506,010
9.20%, 9/30/30	90,920,000	INR	1,467,522

Total India			5,985,988

Indonesia – 11.2%

Indonesia Treasury Bond
8.38%, 3/15/24, Series FR70	8,465,000,000	IDR	651,200
8.13%, 5/15/24, Series FR77	8,178,000,000	IDR	628,724
6.50%, 6/15/25, Series FR81	18,200,000,000	IDR	1,350,086
5.50%, 4/15/26, Series FR86	2,000,000,000	IDR	142,955
8.38%, 9/15/26, Series FR56	16,931,000,000	IDR	1,355,668
6.13%, 5/15/28, Series FR64	18,000,000,000	IDR	1,293,603
9.00%, 3/15/29, Series FR71	14,875,000,000	IDR	1,232,240
8.25%, 5/15/29, Series FR78	3,520,000,000	IDR	281,415
7.00%, 9/15/30, Series FR82	17,000,000,000	IDR	1,263,454
8.75%, 5/15/31, Series FR73	13,601,000,000	IDR	1,129,086
8.25%, 6/15/32, Series FR58	11,549,000,000	IDR	916,471
8.38%, 3/15/34, Series FR68	16,000,000,000	IDR	1,286,170
7.50%, 6/15/35, Series FR80	11,063,000,000	IDR	835,397
8.25%, 5/15/36, Series FR72	11,563,000,000	IDR	911,663
7.50%, 5/15/38, Series FR75	3,300,000,000	IDR	244,680
8.38%, 4/15/39, Series FR79	10,000,000,000	IDR	807,713
7.50%, 4/15/40, Series FR83	4,000,000,000	IDR	298,769
8.75%, 2/15/44, Series FR67	1,390,000,000	IDR	115,045

Perusahaan Penerbit SBSN Indonesia 6.63%, 10/15/24, Series PBS	5,000,000,000	IDR	372,260

Total Indonesia			15,116,599

Malaysia – 6.3%

Malaysia Government Bond
3.48%, 6/14/24, Series 0319	2,000,000	MYR	495,580
4.18%, 7/15/24, Series 0114	1,560,000	MYR	394,400
3.96%, 9/15/25, Series 0115	2,890,000	MYR	731,346
3.91%, 7/15/26, Series 0119	465,000	MYR	118,176
3.90%, 11/16/27, Series 0417	4,410,000	MYR	1,118,113
3.89%, 8/15/29, Series 0219	3,190,000	MYR	805,115
2.63%, 4/15/31, Series 0220	2,000,000	MYR	458,248
3.83%, 7/5/34, Series 0419	1,485,000	MYR	358,585
4.76%, 4/7/37, Series 0317	1,832,000	MYR	483,645
3.76%, 5/22/40, Series 0519	1,500,000	MYR	348,647
4.07%, 6/15/50, Series 0120	1,315,000	MYR	309,741

Malaysia Government Investment Issue
4.13%, 8/15/25, Series 0118	4,000,000	MYR	1,019,318
3.73%, 3/31/26, Series 0319	4,000,000	MYR	1,006,963
3.42%, 9/30/27, Series 0120	500,000	MYR	122,876
3.47%, 10/15/30, Series 0220	1,980,000	MYR	482,437
3.45%, 7/15/36, Series 0121	1,125,000	MYR	257,475

Total Malaysia			8,510,665

See Notes to Financial Statements.

WisdomTree Trust	37

Schedule of Investments (continued)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2021

Investments	Principal Amount†		Value

Mexico – 6.0%

Mexican Bonos
8.00%, 9/5/24, Series M	18,075,000	MXN	$948,673
10.00%, 12/5/24, Series M 20	18,410,000	MXN	1,022,562
5.75%, 3/5/26, Series M	3,700,000	MXN	179,262
8.50%, 5/31/29, Series M 20	21,945,000	MXN	1,199,665
7.75%, 5/29/31, Series M	20,133,000	MXN	1,059,641
7.75%, 11/23/34, Series M	9,319,000	MXN	487,576
10.00%, 11/20/36, Series M 30	4,237,000	MXN	263,400
8.50%, 11/18/38, Series M 30	19,854,000	MXN	1,085,434
7.75%, 11/13/42, Series M	15,142,000	MXN	770,946
8.00%, 11/7/47, Series M	20,000,000	MXN	1,041,014

Total Mexico			8,058,173

Peru – 2.9%

Peru Government Bond
5.70%, 8/12/24	1,000,000	PEN	259,684
8.20%, 8/12/26	125,000	PEN	35,521
6.35%, 8/12/28	3,250,000	PEN	830,019
5.94%, 2/12/29	3,800,000	PEN	944,191
6.15%, 8/12/32	3,451,000	PEN	834,804
5.40%, 8/12/34	2,830,000	PEN	617,194
5.35%, 8/12/40	2,000,000	PEN	407,221

Total Peru			3,928,634

Philippines – 1.8%

Philippine Government International Bond
3.90%, 11/26/22	39,000,000	PHP	792,701
6.25%, 1/14/36	70,000,000	PHP	1,682,795

Total Philippines			2,475,496

Poland – 4.8%

Republic of Poland Government Bond
2.50%, 4/25/24, Series 0424	1,200,000	PLN	329,267
2.50%, 7/25/26, Series 0726	8,095,000	PLN	2,250,396
2.50%, 7/25/27, Series 0727	8,505,000	PLN	2,367,263
2.75%, 10/25/29, Series 1029	3,585,000	PLN	1,021,156
1.25%, 10/25/30, Series 1030	2,215,000	PLN	557,742

Total Poland			6,525,824

Romania – 1.9%

Romania Government Bond
3.50%, 12/19/22, Series 7Y	1,735,000	RON	419,801
5.85%, 4/26/23, Series 10Y	1,470,000	RON	369,480
4.00%, 10/25/23, Series 3Y	565,000	RON	138,696
3.25%, 4/29/24, Series 7Y	950,000	RON	228,771
4.75%, 2/24/25, Series 10Y	1,410,000	RON	355,207
4.15%, 1/26/28, Series 8Y	940,000	RON	233,419
5.00%, 2/12/29, Series 10Y	500,000	RON	129,864
4.85%, 4/22/26, Series 7Y	1,000,000	RON	254,974
5.80%, 7/26/27, Series 15Y	1,080,000	RON	291,666
3.65%, 9/24/31, Series 15Y	500,000	RON	117,931

Total Romania			2,539,809

Russia – 11.2%

Russian Federal Bond – OFZ
7.00%, 1/25/23, Series 6211	18,349,000	RUB	251,668
7.00%, 8/16/23, Series 6215	49,505,000	RUB	680,191
6.50%, 2/28/24, Series 6223	103,910,000	RUB	1,411,939
7.40%, 7/17/24, Series 6227	90,000,000	RUB	1,250,606
7.10%, 10/16/24, Series 6222	67,486,000	RUB	930,827
4.50%, 7/16/25, Series 6234	62,046,000	RUB	783,556
7.15%, 11/12/25, Series 6229	58,668,000	RUB	812,081
7.75%, 9/16/26, Series 6219	58,000,000	RUB	828,431
7.95%, 10/7/26, Series 6226	49,063,000	RUB	705,000
8.15%, 2/3/27, Series 6207	43,606,000	RUB	633,194
7.05%, 1/19/28, Series 6212	104,885,000	RUB	1,455,316
5.70%, 5/17/28, Series 6236	25,000,000	RUB	322,206
6.90%, 5/23/29, Series 6224	55,000,000	RUB	754,006
7.65%, 4/10/30, Series 6228	24,000,000	RUB	344,873
8.50%, 9/17/31, Series 6218	52,440,000	RUB	800,436
7.70%, 3/23/33, Series 6221	71,865,000	RUB	1,035,712
7.25%, 5/10/34, Series 6225	65,860,000	RUB	913,111
6.10%, 7/18/35, Series 6233	45,500,000	RUB	567,335
7.70%, 3/16/39, Series 6230	38,765,000	RUB	559,731

Total Russia			15,040,219

South Africa – 6.2%

Republic of South Africa Government Bond
8.00%, 1/31/30, Series 2030	16,655,000	ZAR	1,100,623
7.00%, 2/28/31, Series R213	16,267,000	ZAR	976,020
8.25%, 3/31/32, Series 2032	13,000,000	ZAR	830,230
8.88%, 2/28/35, Series 2035	11,810,000	ZAR	751,215
6.25%, 3/31/36, Series R209	12,301,600	ZAR	611,241
8.50%, 1/31/37, Series 2037	11,000,000	ZAR	660,570
9.00%, 1/31/40, Series 2040	14,300,000	ZAR	881,479
6.50%, 2/28/41, Series R214	4,005,000	ZAR	188,607
8.75%, 1/31/44, Series 2044	16,665,000	ZAR	990,526
8.75%, 2/28/48, Series 2048	23,120,000	ZAR	1,372,416

Total South Africa			8,362,927

Thailand – 2.3%

Thailand Government Bond
2.00%, 12/17/22	6,000,000	THB	189,865
0.75%, 6/17/24	3,025,000	THB	94,524
1.45%, 12/17/24	9,565,000	THB	305,887
0.95%, 6/17/25	7,000,000	THB	220,464
3.85%, 12/12/25	5,480,000	THB	193,041
2.13%, 12/17/26	10,000,000	THB	332,028
2.88%, 12/17/28	3,615,000	THB	125,361
4.88%, 6/22/29	9,167,000	THB	359,798
3.65%, 6/20/31	9,000,000	THB	331,628
1.60%, 6/17/35	6,130,000	THB	183,000
3.40%, 6/17/36	14,285,000	THB	519,866
2.88%, 6/17/46	5,985,000	THB	203,959

Total Thailand			3,059,421

Turkey – 2.8%

Turkey Government Bond
11.00%, 3/2/22	5,620,000	TRY	655,481
12.20%, 1/18/23	8,000,000	TRY	902,520
16.20%, 6/14/23	2,030,000	TRY	239,269
9.00%, 7/24/24	733,000	TRY	72,158
8.00%, 3/12/25	4,657,000	TRY	428,761
12.60%, 10/1/25	815,000	TRY	85,867
10.60%, 2/11/26	2,290,000	TRY	223,092
11.00%, 2/24/27	6,586,000	TRY	629,331
10.50%, 8/11/27	3,410,000	TRY	316,622
11.70%, 11/13/30	1,905,000	TRY	178,254

Total Turkey			3,731,355
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $122,628,476)			112,134,645

See Notes to Financial Statements.

38	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2021

Investments	Principal Amount†		Value

SUPRANATIONAL BONDS – 8.8%

European Bank for Reconstruction & Development 6.45%, 12/13/22	7,910,000,000	IDR	$570,102

European Investment Bank
7.63%, 1/12/22	18,000,000	MXN	907,747
7.50%, 7/30/23	38,000,000	MXN	1,959,780
8.13%, 12/21/26	9,740,000	ZAR	717,824
8.00%, 5/5/27(b)	18,500,000	ZAR	1,357,669

International Bank for Reconstruction & Development 8.25%, 12/21/26	12,675,000	ZAR	936,938

International Finance Corp.
5.75%, 3/2/23	32,000,000	MXN	1,597,817
7.00%, 7/20/27	35,000,000	MXN	1,769,430
7.50%, 1/18/28	31,000,000	MXN	1,600,469
5.50%, 2/28/28	34,850,000	RUB	471,649
TOTAL SUPRANATIONAL BONDS (Cost: $11,495,928)			11,889,425

REPURCHASE AGREEMENT – 5.1%

United States – 5.1%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/21 (tri-party custodian: The Bank of New York Mellon Corp.), 0.06% due 9/1/21; Proceeds at maturity – $6,860,011 (fully collateralized by Freddie Mac Pool, 1.50% – 4.00% due 8/1/51; Market value including accrued interest – $7,204,041)

(Cost: $6,860,000)	6,860,000		6,860,000

TOTAL INVESTMENTS IN SECURITIES – 97.1% (Cost: $140,984,404)			130,884,070

Other Assets less Liabilities – 2.9%			3,899,469

NET ASSETS – 100.0%			$134,783,539

†	Principal amount is reported in U.S. dollars unless otherwise noted.

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield as of August 31, 2021.

(b)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(c)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of Montreal	9/15/2021	2,000,000	CNY	309,167	USD	$56	$—
Barclays Bank PLC	9/15/2021	7,600,000	MYR	1,839,748	USD	—	(11,718)
Barclays Bank PLC	9/15/2021	606,995	USD	44,778,000	INR	—	(4,367)
Citibank N.A.	9/1/2021	262,960	USD	1,700,000	CNY	—	(67)
Citibank N.A.	9/15/2021	20,609,000	CNY	3,201,746	USD	—	(15,357)
Citibank N.A.	9/15/2021	335,865	USD	1,300,000	PLN	—	(3,675)
Goldman Sachs	9/15/2021	14,040,000	PLN	3,830,528	USD	—	(163,492)
Goldman Sachs	9/15/2021	2,000,000	TRY	221,053	USD	17,797	—
JPMorgan Chase & Co.	9/1/2021	631,479	USD	9,077,512,000	IDR	—	(4,981)
JPMorgan Chase & Co.	9/1/2021	223,482	USD	3,212,556,000	IDR	—	(1,763)
Morgan Stanley & Co. International	9/15/2021	445,229	USD	2,900,000	CNY	—	(3,144)
Morgan Stanley & Co. International	9/15/2021	356,715	USD	26,800,000	INR	—	(9,190)
Morgan Stanley & Co. International	9/15/2021	473,261	USD	2,000,000	MYR	—	(7,800)
State Street Bank and Trust	9/1/2021	48,059	USD	699,508	ZAR	—	(299)
						$17,853	$(225,853)

See Notes to Financial Statements.

WisdomTree Trust	39

Schedule of Investments (concluded)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2021

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2021 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Foreign Government Obligations	$—	$112,134,645	$—	$112,134,645
Supranational Bonds	—	11,889,425	—	11,889,425
Repurchase Agreement	—	6,860,000	—	6,860,000
Total Investments in Securities	$—	$130,884,070	$—	$130,884,070
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$17,853	$—	$17,853
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(225,853)	$—	$(225,853)
Total – Net	$—	$130,676,070	$—	$130,676,070
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

40	WisdomTree Trust

Schedule of Investments

WisdomTree Floating Rate Treasury Fund (USFR)

August 31, 2021

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 100.0%

U.S. Treasury Notes – 100.0%

U.S. Treasury Floating Rate Notes
0.10%, 10/31/22, (3-month U.S. Treasury Bill Money Market Yield + 0.055%)*	$279,002,000	$279,166,645
0.09%, 1/31/23, (3-month U.S. Treasury Bill Money Market Yield + 0.049%)*	301,743,000	301,883,283
0.08%, 4/30/23, (3-month U.S. Treasury Bill Money Market Yield + 0.034%)*	301,663,000	301,748,639
0.07%, 7/31/23, (3-month U.S. Treasury Bill Money Market Yield + 0.029%)*	203,624,000	203,655,265

TOTAL INVESTMENTS IN SECURITIES – 100.0% (Cost: $1,086,163,211)		1,086,453,832

Other Assets less Liabilities – 0.0%		1,281

NET ASSETS – 100.0%		$1,086,455,113
*	Floating rate note. Coupon shown is in effect at August 31, 2021. Date represents the ultimate maturity date.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2021 in valuing the Fund’s investments (See Note 2 – Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$1,086,453,832	$—	$1,086,453,832
Total Investments in Securities	$—	$1,086,453,832	$—	$1,086,453,832

See Notes to Financial Statements.

WisdomTree Trust	41

Schedule of Investments

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2021

Investments	Principal Amount	Value

U.S. CORPORATE BONDS – 96.0%

United States – 96.0%
ACCO Brands Corp. 4.25%, 3/15/29(a)	$135,000	$135,836
AdaptHealth LLC 4.63%, 8/1/29(a)(b)	122,000	122,511
ADT Security Corp. (The) 4.88%, 7/15/32(a)	212,000	215,708
Adtalem Global Education, Inc. 5.50%, 3/1/28(a)	260,000	266,562
AECOM 5.13%, 3/15/27	231,000	258,357
Allison Transmission, Inc. 5.88%, 6/1/29(a)(b)	699,000	771,179
Ally Financial, Inc. 5.75%, 11/20/25	156,000	178,330
8.00%, 11/1/31	393,000	577,164
AMC Networks, Inc. 5.00%, 4/1/24	245,000	248,812
4.75%, 8/1/25(b)	588,000	603,629
American Axle & Manufacturing, Inc. 6.25%, 4/1/25(b)	269,000	278,162
AmeriGas Partners L.P. 5.63%, 5/20/24	221,000	242,121
5.50%, 5/20/25	533,000	588,070
5.75%, 5/20/27	17,000	19,159
Amkor Technology, Inc. 6.63%, 9/15/27(a)	304,000	327,596
Antero Midstream Partners L.P. 5.75%, 1/15/28(a)	587,000	611,008
Antero Resources Corp. 5.00%, 3/1/25	100,000	102,219
7.63%, 2/1/29(a)	495,000	545,416
Apache Corp. 5.10%, 9/1/40	400,000	445,132
4.75%, 4/15/43(b)	516,000	555,015
APX Group, Inc. 6.75%, 2/15/27(a)	400,000	428,932
Aramark Services, Inc. 6.38%, 5/1/25(a)	324,000	343,003
5.00%, 2/1/28(a)	441,000	459,315
Archrock Partners L.P. 6.25%, 4/1/28(a)	488,000	497,770
ASGN, Inc. 4.63%, 5/15/28(a)	135,000	141,035
Audacy Capital Corp. 6.75%, 3/31/29(a)(b)	160,000	161,702
Avantor Funding, Inc. 4.63%, 7/15/28(a)	346,000	366,182
Avient Corp. 5.75%, 5/15/25(a)	150,000	158,399
Axalta Coating Systems LLC 3.38%, 2/15/29(a)	190,000	186,593
B&G Foods, Inc. 5.25%, 4/1/25	281,000	288,550
5.25%, 9/15/27(b)	136,000	141,277
Ball Corp. 4.00%, 11/15/23	183,000	194,000
2.88%, 8/15/30	220,000	220,557
Bally’s Corp. 6.75%, 6/1/27(a)	150,000	162,516
Bath & Body Works, Inc. 5.25%, 2/1/28	300,000	336,366
7.50%, 6/15/29(b)	295,000	342,940
6.63%, 10/1/30(a)	300,000	348,588
6.75%, 7/1/36	693,000	883,755
Bausch Health Americas, Inc. 9.25%, 4/1/26(a)	778,000	838,824
Bed Bath & Beyond, Inc. 5.17%, 8/1/44(b)	330,000	314,305
Berry Global, Inc. 4.88%, 7/15/26(a)	518,000	547,215
Black Knight InfoServ LLC 3.63%, 9/1/28(a)	261,000	264,338
Booz Allen Hamilton, Inc. 3.88%, 9/1/28(a)	200,000	207,068
Brink’s Co. (The) 4.63%, 10/15/27(a)	44,000	46,255
Brookfield Property REIT, Inc. 5.75%, 5/15/26(a)	463,000	478,960
Builders FirstSource, Inc. 5.00%, 3/1/30(a)	256,000	274,130
Cable One, Inc. 4.00%, 11/15/30(a)	120,000	121,405
Catalent Pharma Solutions, Inc. 3.13%, 2/15/29(a)	280,000	276,900
CCO Holdings LLC 4.00%, 3/1/23(a)	243,000	244,577
5.75%, 2/15/26(a)	636,000	654,285
5.13%, 5/1/27(a)	530,000	554,762
4.75%, 3/1/30(a)	420,000	444,217
4.50%, 8/15/30(a)	574,000	600,857
CDK Global, Inc. 5.00%, 10/15/24	10,000	11,118
5.25%, 5/15/29(a)	48,000	52,205
CDW LLC 5.50%, 12/1/24	108,000	120,033
4.13%, 5/1/25	144,000	149,901
4.25%, 4/1/28	154,000	161,541
Cedar Fair L.P. 5.50%, 5/1/25(a)	463,000	482,835
Centene Corp. 4.63%, 12/15/29	339,000	372,439
3.00%, 10/15/30	580,000	600,822
Central Garden & Pet Co. 4.13%, 10/15/30	200,000	205,348
CF Industries, Inc. 3.45%, 6/1/23	292,000	307,245
5.38%, 3/15/44	244,000	317,490
Charles River Laboratories International, Inc. 4.00%, 3/15/31(a)	160,000	170,976
Charter Communications Operating LLC 3.70%, 4/1/51	610,000	614,789
3.85%, 4/1/61	341,000	339,687
Chemours Co. (The) 5.38%, 5/15/27(b)	33,000	35,876
5.75%, 11/15/28(a)	400,000	424,200

See Notes to Financial Statements.

42	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2021

Investments	Principal Amount	Value
Churchill Downs, Inc. 5.50%, 4/1/27(a)	$272,000	$283,595
Clear Channel Outdoor Holdings, Inc. 7.75%, 4/15/28(a)	823,000	859,303
Clearway Energy Operating LLC 4.75%, 3/15/28(a)	330,000	350,183
3.75%, 2/15/31(a)	277,000	281,953
CNX Resources Corp. 7.25%, 3/14/27(a)	396,000	420,227
CommScope Technologies LLC 6.00%, 6/15/25(a)	864,000	879,474
5.00%, 3/15/27(a)(b)	349,000	344,390
CommScope, Inc. 6.00%, 3/1/26(a)	305,000	320,159
8.25%, 3/1/27(a)	300,000	316,341
Community Health Systems, Inc. 6.63%, 2/15/25(a)	632,000	665,433
8.00%, 3/15/26(a)	714,000	764,515
8.00%, 12/15/27(a)	360,000	398,120
6.88%, 4/15/29(a)	150,000	155,961
4.75%, 2/15/31(a)(b)	1,325,000	1,348,863
Compass Minerals International, Inc. 6.75%, 12/1/27(a)	317,000	336,664
Consolidated Communications, Inc. 6.50%, 10/1/28(a)	290,000	317,489
Continental Resources, Inc. 4.50%, 4/15/23	200,000	208,876
4.90%, 6/1/44	252,000	284,057
CoreLogic, Inc. 4.50%, 5/1/28(a)	318,000	317,615
Cornerstone Building Brands, Inc. 6.13%, 1/15/29(a)	288,000	308,316
Coty, Inc. 6.50%, 4/15/26(a)(b)	276,000	284,840
Crestwood Midstream Partners L.P. 5.63%, 5/1/27(a)	394,000	398,425
6.00%, 2/1/29(a)	200,000	204,936
Crown Americas LLC 4.50%, 1/15/23	197,000	206,275
CSC Holdings LLC 5.25%, 6/1/24	756,000	816,253
5.50%, 4/15/27(a)	260,000	272,519
7.50%, 4/1/28(a)	570,000	626,117
6.50%, 2/1/29(a)	400,000	442,424
5.75%, 1/15/30(a)	1,010,000	1,067,701
3.38%, 2/15/31(a)	210,000	199,973
CVR Partners L.P. 9.25%, 6/15/23(a)	73,000	73,339
DaVita, Inc. 4.63%, 6/1/30(a)	350,000	366,093
3.75%, 2/15/31(a)	1,323,000	1,308,791
Del Monte Foods, Inc. 11.88%, 5/15/25(a)	167,000	187,947
Delta Air Lines, Inc. 3.63%, 3/15/22	981,000	992,095
2.90%, 10/28/24	50,000	50,922
4.38%, 4/19/28(b)	210,000	224,612
3.75%, 10/28/29(b)	44,000	44,610
Devon Energy Corp. 5.00%, 6/15/45	145,000	171,921
Diamond Sports Group LLC 5.38%, 8/15/26(a)	1,716,000	1,141,123
6.63%, 8/15/27(a)(b)	815,000	351,827
DISH DBS Corp. 5.88%, 7/15/22	921,000	953,051
5.00%, 3/15/23	244,000	255,307
5.88%, 11/15/24	1,093,000	1,183,227
7.75%, 7/1/26	895,000	1,025,912
Diversified Healthcare Trust 4.75%, 2/15/28	308,000	313,368
4.38%, 3/1/31	611,000	600,925
Dycom Industries, Inc. 4.50%, 4/15/29(a)	183,000	188,585
Edgewell Personal Care Co. 5.50%, 6/1/28(a)	407,000	431,457
4.13%, 4/1/29(a)	70,000	70,958
Element Solutions, Inc. 3.88%, 9/1/28(a)	174,000	178,442
EMC Corp. 3.38%, 6/1/23	49,000	50,813
Encompass Health Corp. 4.75%, 2/1/30	345,000	368,391
Energizer Holdings, Inc. 4.38%, 3/31/29(a)	435,000	436,623
EnLink Midstream LLC 5.63%, 1/15/28(a)	110,000	115,713
EnLink Midstream Partners L.P. 4.40%, 4/1/24	161,000	167,638
4.15%, 6/1/25	208,000	214,427
5.45%, 6/1/47	220,000	209,539
EPR Properties 3.75%, 8/15/29	118,000	118,472
EQM Midstream Partners L.P. 6.50%, 7/1/27(a)	500,000	559,075
5.50%, 7/15/28	180,000	196,636
4.75%, 1/15/31(a)	300,000	306,012
6.50%, 7/15/48	500,000	564,985
Fluor Corp. 4.25%, 9/15/28(b)	389,000	408,104
Ford Motor Co. 8.50%, 4/21/23	531,000	587,944
9.00%, 4/22/25	483,000	589,308
9.63%, 4/22/30	437,000	623,293
5.29%, 12/8/46	520,000	589,477
Ford Motor Credit Co. LLC 3.22%, 1/9/22	70,000	70,619
3.35%, 11/1/22	90,000	92,061
4.14%, 2/15/23	660,000	683,529
3.66%, 9/8/24	20,000	20,888
4.39%, 1/8/26	10,000	10,786
4.54%, 8/1/26	180,000	196,529
Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/1/25(a)	250,000	258,135
5.50%, 5/1/28(a)	327,000	333,164

See Notes to Financial Statements.

WisdomTree Trust	43

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2021

Investments	Principal Amount	Value
Freeport-McMoRan, Inc. 3.88%, 3/15/23	$825,000	$857,332
4.55%, 11/14/24	235,000	255,311
5.00%, 9/1/27	270,000	285,185
5.45%, 3/15/43	8,000	10,241
Gap, Inc. (The) 8.38%, 5/15/23(a)	12,000	13,416
8.63%, 5/15/25(a)	437,000	477,947
8.88%, 5/15/27(a)	111,000	127,855
Gartner, Inc. 3.75%, 10/1/30(a)	201,000	210,602
Genesis Energy L.P. 7.75%, 2/1/28	928,000	910,878
GLP Capital L.P. 4.00%, 1/15/31	341,000	370,374
Go Daddy Operating Co. LLC 3.50%, 3/1/29(a)	294,000	291,648
Golden Nugget, Inc. 6.75%, 10/15/24(a)	400,000	401,432
Goodyear Tire & Rubber Co. (The) 5.00%, 5/31/26	450,000	463,559
4.88%, 3/15/27(b)	300,000	322,566
5.25%, 7/15/31(a)	809,000	867,110
Gray Television, Inc. 5.88%, 7/15/26(a)	338,000	349,208
7.00%, 5/15/27(a)(b)	647,000	694,904
Greif, Inc. 6.50%, 3/1/27(a)	258,000	271,055
Griffon Corp. 5.75%, 3/1/28	392,000	417,029
GrubHub Holdings, Inc. 5.50%, 7/1/27(a)	187,000	195,589
Hanesbrands, Inc. 4.63%, 5/15/24(a)	273,000	290,548
4.88%, 5/15/26(a)(b)	267,000	292,173
HCA, Inc. 5.88%, 5/1/23	254,000	274,538
5.38%, 2/1/25	937,000	1,055,746
3.50%, 9/1/30	415,000	445,851
Hilton Domestic Operating Co., Inc. 4.88%, 1/15/30	426,000	460,067
3.63%, 2/15/32(a)	464,000	463,341
HLF Financing Sarl LLC 4.88%, 6/1/29(a)	243,000	245,717
Holly Energy Partners L.P. 5.00%, 2/1/28(a)	200,000	204,418
Hologic, Inc. 3.25%, 2/15/29(a)	162,000	166,175
Horizon Therapeutics USA, Inc. 5.50%, 8/1/27(a)	110,000	116,900
Hughes Satellite Systems Corp. 5.25%, 8/1/26	257,000	291,520
6.63%, 8/1/26(b)	242,000	275,570
iHeartCommunications, Inc. 8.38%, 5/1/27	600,000	638,040
4.75%, 1/15/28(a)	510,000	529,905
Ingevity Corp. 3.88%, 11/1/28(a)	150,000	150,594
IQVIA, Inc. 5.00%, 5/15/27(a)	250,000	261,650
Iron Mountain, Inc. 4.88%, 9/15/27(a)	436,000	455,642
5.25%, 3/15/28(a)	173,000	182,361
4.50%, 2/15/31(a)	1,216,000	1,252,419
iStar, Inc. 4.75%, 10/1/24	400,000	425,168
4.25%, 8/1/25	240,000	251,158
J2 Global, Inc. 4.63%, 10/15/30(a)	278,000	294,716
JBS USA LUX S.A. 6.75%, 2/15/28(a)	190,000	208,650
6.50%, 4/15/29(a)	390,000	442,455
5.50%, 1/15/30(a)	11,000	12,440
Kaiser Aluminum Corp. 4.63%, 3/1/28(a)	188,000	195,868
4.50%, 6/1/31(a)	138,000	143,252
Kennedy-Wilson, Inc. 5.00%, 3/1/31	350,000	365,190
Kraft Heinz Foods Co. 3.75%, 4/1/30	156,000	172,603
5.00%, 7/15/35	176,000	218,868
4.63%, 10/1/39	300,000	358,602
5.20%, 7/15/45	808,000	1,035,032
4.38%, 6/1/46	439,000	508,406
4.88%, 10/1/49	88,000	109,785
5.50%, 6/1/50	89,000	119,115
Ladder Capital Finance Holdings LLLP 4.25%, 2/1/27(a)	313,000	317,244
Lamar Media Corp. 3.63%, 1/15/31(a)(b)	240,000	239,717
Lamb Weston Holdings, Inc. 4.63%, 11/1/24(a)	305,000	314,135
Lennar Corp. 4.50%, 4/30/24	100,000	108,694
Level 3 Financing, Inc. 3.63%, 1/15/29(a)	807,000	783,863
3.75%, 7/15/29(a)	292,000	284,928
Lions Gate Capital Holdings LLC 5.50%, 4/15/29(a)	390,000	398,697
LPL Holdings, Inc. 4.00%, 3/15/29(a)	140,000	143,016
Lumen Technologies, Inc. 5.80%, 3/15/22, Series T	838,000	858,481
7.50%, 4/1/24, Series Y	54,000	60,200
5.63%, 4/1/25	501,000	543,119
5.13%, 12/15/26(a)	373,000	385,880
4.00%, 2/15/27(a)	341,000	350,681
Marriott Ownership Resorts, Inc. 6.13%, 9/15/25(a)	86,000	90,650
6.50%, 9/15/26	162,000	167,558
Maxim Crane Works Holdings Capital LLC 10.13%, 8/1/24(a)	230,000	237,100
MEDNAX, Inc. 6.25%, 1/15/27(a)	347,000	366,252

See Notes to Financial Statements.

44	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2021

Investments	Principal Amount	Value
MGM Growth Properties Operating Partnership L.P. 5.63%, 5/1/24	$478,000	$522,014
5.75%, 2/1/27	588,000	677,635
MGM Resorts International 7.75%, 3/15/22	1,259,000	1,303,909
6.00%, 3/15/23	24,000	25,499
6.75%, 5/1/25	9,000	9,569
Michaels Cos., Inc.(The) 7.88%, 5/1/29(a)	773,000	794,799
Midwest Gaming Borrower LLC 4.88%, 5/1/29(a)	289,000	293,023
Molina Healthcare, Inc. 5.38%, 11/15/22	246,000	255,360
3.88%, 11/15/30(a)	393,000	419,174
Moog, Inc. 4.25%, 12/15/27(a)	104,000	107,391
MPH Acquisition Holdings LLC 5.75%, 11/1/28(a)(b)	591,000	565,156
MPT Operating Partnership L.P. 5.25%, 8/1/26	632,000	653,336
MSCI, Inc. 4.00%, 11/15/29(a)	230,000	246,988
Nationstar Mortgage Holdings, Inc. 6.00%, 1/15/27(a)	882,000	931,754
5.13%, 12/15/30(a)	200,000	205,190
Navient Corp. 6.50%, 6/15/22	191,000	199,045
5.50%, 1/25/23	158,000	166,485
7.25%, 9/25/23	207,000	227,727
6.13%, 3/25/24	788,000	855,161
5.88%, 10/25/24	251,000	273,705
6.75%, 6/15/26(b)	31,000	35,029
4.88%, 3/15/28	370,000	377,633
NCR Corp. 5.13%, 4/15/29(a)	330,000	342,662
6.13%, 9/1/29(a)	768,000	837,489
Newell Brands, Inc. 4.35%, 4/1/23	245,000	258,637
4.70%, 4/1/26	38,000	42,496
6.00%, 4/1/46	284,000	369,595
Newmark Group, Inc. 6.13%, 11/15/23	23,000	25,056
News Corp. 3.88%, 5/15/29(a)	241,000	248,167
Nexstar Media, Inc. 5.63%, 7/15/27(a)	733,000	778,937
4.75%, 11/1/28(a)	254,000	264,396
NextEra Energy Operating Partners L.P. 4.25%, 7/15/24(a)	305,000	322,257
4.25%, 9/15/24(a)	55,000	58,319
Nielsen Finance LLC 5.88%, 10/1/30(a)	491,000	525,753
Nordstrom, Inc. 5.00%, 1/15/44(b)	578,000	574,833
NRG Energy, Inc. 5.25%, 6/15/29(a)	566,000	614,444
3.63%, 2/15/31(a)	220,000	224,013
NuStar Logistics L.P. 6.00%, 6/1/26	300,000	325,329
5.63%, 4/28/27	344,000	366,167
6.38%, 10/1/30	235,000	260,122
Occidental Petroleum Corp. 2.90%, 8/15/24	726,000	746,248
3.50%, 6/15/25	252,000	264,663
3.40%, 4/15/26	123,000	127,352
6.63%, 9/1/30	400,000	499,016
7.50%, 5/1/31	440,000	576,321
6.45%, 9/15/36	288,000	361,630
4.10%, 2/15/47	481,000	477,094
4.40%, 8/15/49	868,000	875,135
Oceaneering International, Inc. 4.65%, 11/15/24	200,000	203,990
Olin Corp. 5.13%, 9/15/27	424,000	442,351
5.00%, 2/1/30	285,000	306,389
OneMain Finance Corp. 6.13%, 5/15/22	437,000	452,107
6.13%, 3/15/24	301,000	324,902
8.88%, 6/1/25	236,000	258,819
7.13%, 3/15/26	522,000	610,996
5.38%, 11/15/29	477,000	521,852
4.00%, 9/15/30	520,000	521,950
Organon & Co. 4.13%, 4/30/28(a)	200,000	206,528
5.13%, 4/30/31(a)	1,390,000	1,459,333
Outfront Media Capital LLC 4.63%, 3/15/30(a)	343,000	348,104
Owens & Minor, Inc. 4.50%, 3/31/29(a)	232,000	237,549
Owens-Brockway Glass Container, Inc. 5.88%, 8/15/23(a)(b)	604,000	643,665
Par Pharmaceutical, Inc. 7.50%, 4/1/27(a)	1,033,000	1,048,722
Park Intermediate Holdings LLC 5.88%, 10/1/28(a)	396,000	422,488
4.88%, 5/15/29(a)	60,000	61,846
Party City Holdings, Inc. 8.75%, 2/15/26(a)	370,000	387,272
Patterson-UTI Energy, Inc. 3.95%, 2/1/28(b)	199,000	196,144
PBF Holding Co. LLC 9.25%, 5/15/25(a)	566,000	546,779
7.25%, 6/15/25	452,000	317,336
6.00%, 2/15/28	470,000	309,204
PBF Logistics L.P. 6.88%, 5/15/23(b)	373,000	363,153
Pilgrim’s Pride Corp. 5.88%, 9/30/27(a)	240,000	256,572
4.25%, 4/15/31(a)	230,000	247,988
Plains All American Pipeline L.P. 4.90%, 2/15/45	269,000	293,457
Plantronics, Inc. 4.75%, 3/1/29(a)(b)	252,000	241,839
Post Holdings, Inc. 5.75%, 3/1/27(a)	552,000	578,038
5.63%, 1/15/28(a)(b)	570,000	600,535

See Notes to Financial Statements.

WisdomTree Trust	45

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2021

Investments	Principal Amount	Value
4.63%, 4/15/30(a)	$731,000	$747,740
4.50%, 9/15/31(a)	290,000	293,599
Prestige Brands, Inc. 3.75%, 4/1/31(a)	227,000	224,378
Prime Healthcare Services, Inc. 7.25%, 11/1/25(a)	449,000	481,871
Prime Security Services Borrower LLC 5.25%, 4/15/24(a)	625,000	665,812
5.75%, 4/15/26(a)	396,000	429,094
6.25%, 1/15/28(a)	637,000	660,830
PTC, Inc. 4.00%, 2/15/28(a)	250,000	259,030
Qorvo, Inc. 4.38%, 10/15/29	192,000	213,001
QVC, Inc. 4.38%, 3/15/23	124,000	130,243
4.85%, 4/1/24	247,000	268,995
4.45%, 2/15/25	272,000	291,366
4.75%, 2/15/27	35,000	37,520
Rackspace Technology Global, Inc. 3.50%, 2/15/28(a)	351,000	338,129
Radian Group, Inc. 6.63%, 3/15/25	143,000	161,426
Realogy Group LLC 9.38%, 4/1/27(a)	631,000	698,530
5.75%, 1/15/29(a)	159,000	166,618
Renewable Energy Group, Inc. 5.88%, 6/1/28(a)	70,000	72,550
RHP Hotel Properties L.P. 4.50%, 2/15/29(a)	331,000	336,753
Sabre GLBL, Inc. 9.25%, 4/15/25(a)	508,000	586,202
Sally Holdings LLC 5.63%, 12/1/25	166,000	171,441
SBA Communications Corp. 3.13%, 2/1/29(a)	175,000	172,144
Scientific Games International, Inc. 8.25%, 3/15/26(a)	1,069,000	1,138,239
7.00%, 5/15/28(a)	252,000	271,417
7.25%, 11/15/29(a)	272,000	303,685
Scotts Miracle-Gro Co. (The) 4.00%, 4/1/31(a)	136,000	136,602
Scripps Escrow II, Inc. 5.38%, 1/15/31(a)	280,000	277,595
Scripps Escrow, Inc. 5.88%, 7/15/27(a)	374,000	384,210
Select Medical Corp. 6.25%, 8/15/26(a)	487,000	515,967
Sensata Technologies, Inc. 3.75%, 2/15/31(a)	250,000	253,350
Service Corp. International 4.63%, 12/15/27	442,000	467,830
3.38%, 8/15/30	140,000	141,037
Service Properties Trust 7.50%, 9/15/25	599,000	676,588
Silgan Holdings, Inc. 4.13%, 2/1/28	154,000	159,473
Sinclair Television Group, Inc. 5.50%, 3/1/30(a)(b)	250,000	245,158
4.13%, 12/1/30(a)	287,000	280,715
Sirius XM Radio, Inc. 5.50%, 7/1/29(a)	622,000	681,762
4.13%, 7/1/30(a)	350,000	358,866
Six Flags Entertainment Corp. 4.88%, 7/31/24(a)	250,000	253,085
Six Flags Theme Parks, Inc. 7.00%, 7/1/25(a)	496,000	531,280
Spectrum Brands, Inc. 5.75%, 7/15/25	152,000	155,846
3.88%, 3/15/31(a)	110,000	108,785
Spirit AeroSystems, Inc. 7.50%, 4/15/25(a)	424,000	450,207
4.60%, 6/15/28(b)	392,000	383,623
Sprint Communications, Inc. 6.00%, 11/15/22	520,000	550,165
Sprint Corp. 7.88%, 9/15/23	551,000	624,481
7.13%, 6/15/24	259,000	298,712
7.63%, 3/1/26	231,000	285,146
SS&C Technologies, Inc. 5.50%, 9/30/27(a)	463,000	490,965
SSL Robotics LLC 9.75%, 12/31/23(a)	521,000	568,833
Starwood Property Trust, Inc. 5.00%, 12/15/21	57,000	57,141
Station Casinos LLC 4.50%, 2/15/28(a)	225,000	228,623
Stericycle, Inc. 5.38%, 7/15/24(a)	458,000	471,154
Suburban Propane Partners L.P. 5.00%, 6/1/31(a)	240,000	247,738
Summit Materials LLC 5.25%, 1/15/29(a)	203,000	215,290
Sunoco L.P. 4.50%, 5/15/29	218,000	221,946
Surgery Center Holdings, Inc. 10.00%, 4/15/27(a)	200,000	217,692
Syneos Health, Inc. 3.63%, 1/15/29(a)	158,000	157,487
T-Mobile USA, Inc. 4.00%, 4/15/22	684,000	695,840
2.88%, 2/15/31	430,000	442,470
Taylor Morrison Communities, Inc. 5.13%, 8/1/30(a)	228,000	249,696
TEGNA, Inc. 4.63%, 3/15/28	288,000	299,218
5.00%, 9/15/29	536,000	568,235
Tempur Sealy International, Inc. 4.00%, 4/15/29(a)	228,000	235,820
Tenet Healthcare Corp. 6.75%, 6/15/23	567,000	614,617
4.63%, 7/15/24	180,000	182,707
4.63%, 9/1/24(a)	475,000	487,421
4.88%, 1/1/26(a)	358,000	371,557
6.25%, 2/1/27(a)	292,000	305,158
6.13%, 10/1/28(a)	818,000	865,428

See Notes to Financial Statements.

46	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2021

Investments	Principal Amount	Value
Tenneco, Inc. 5.00%, 7/15/26(b)	$319,000	$319,070
7.88%, 1/15/29(a)	426,000	481,150
Terex Corp. 5.00%, 5/15/29(a)	184,000	194,004
TerraForm Power Operating LLC 4.25%, 1/31/23(a)	709,000	730,780
4.75%, 1/15/30(a)	320,000	337,056
TransDigm, Inc. 8.00%, 12/15/25(a)	56,000	60,012
6.25%, 3/15/26(a)	569,000	597,973
6.38%, 6/15/26	742,000	770,062
7.50%, 3/15/27	328,000	347,296
5.50%, 11/15/27	73,000	74,726
4.88%, 5/1/29(a)	1,233,000	1,227,982
Transocean, Inc. 11.50%, 1/30/27(a)	906,000	912,659
Travel & Leisure Co. 6.63%, 7/31/26(a)	90,000	102,653
TreeHouse Foods, Inc. 4.00%, 9/1/28(b)	198,000	191,383
TriNet Group, Inc. 3.50%, 3/1/29(a)	85,000	85,749
Tronox, Inc. 4.63%, 3/15/29(a)	413,000	420,186
TTM Technologies, Inc. 4.00%, 3/1/29(a)(b)	70,000	70,991
Tutor Perini Corp. 6.88%, 5/1/25(a)(b)	310,000	319,666
United Natural Foods, Inc. 6.75%, 10/15/28(a)	250,000	270,665
United Rentals North America, Inc. 5.50%, 5/15/27	193,000	203,681
3.88%, 11/15/27	313,000	329,151
4.88%, 1/15/28	243,000	257,782
5.25%, 1/15/30	343,000	377,516
3.88%, 2/15/31	80,000	82,978
Uniti Group L.P. 7.13%, 12/15/24(a)	668,000	687,385
7.88%, 2/15/25(a)	824,000	878,541
4.75%, 4/15/28(a)	340,000	347,551
Urban One, Inc. 7.38%, 2/1/28(a)	351,000	380,316
US Foods, Inc. 4.75%, 2/15/29(a)	330,000	338,940
USA Compression Partners L.P. 6.88%, 4/1/26	602,000	626,929
Valvoline, Inc. 3.63%, 6/15/31(a)	243,000	242,307
Vector Group Ltd. 5.75%, 2/1/29(a)	350,000	356,367
VeriSign, Inc. 5.25%, 4/1/25	1,000	1,131
4.75%, 7/15/27	38,000	40,342

ViacomCBS, Inc.
5.88%, 2/28/57, (5.875% fixed rate until 2/28/22; 3-month U.S. dollar London Interbank Offered Rate + 3.895% thereafter)(c)	517,800	526,484
VICI Properties LP 3.50%, 2/15/25(a)	358,000	367,569
3.75%, 2/15/27(a)	252,000	262,584
4.13%, 8/15/30(a)	308,000	329,190
Victors Merger Corp. 6.38%, 5/15/29(a)	261,000	259,961
Vine Energy Holdings LLC 6.75%, 4/15/29(a)	300,000	324,699
Vista Outdoor, Inc. 4.50%, 3/15/29(a)	186,000	188,340
Vistra Operations Co. LLC 5.63%, 2/15/27(a)	550,000	572,990
5.00%, 7/31/27(a)	229,000	238,602
4.38%, 5/1/29(a)	588,000	597,296
W&T Offshore, Inc. 9.75%, 11/1/23(a)	433,000	406,189
WESCO Distribution, Inc. 7.25%, 6/15/28(a)	889,000	990,373
Western Digital Corp. 4.75%, 2/15/26	469,000	524,426
Western Midstream Operating L.P. 5.30%, 2/1/30	266,000	298,292
5.30%, 3/1/48	670,000	759,257
6.50%, 2/1/50	100,000	117,989
William Carter Co. (The) 5.63%, 3/15/27(a)	326,000	341,619
Williams Scotsman International, Inc. 4.63%, 8/15/28(a)	196,000	203,323
Xerox Corp. 4.38%, 3/15/23	58,000	60,805
Xerox Holdings Corp. 5.50%, 8/15/28(a)	551,000	576,908
XHR L.P. 6.38%, 8/15/25(a)	150,000	159,560
XPO Logistics, Inc. 6.25%, 5/1/25(a)	341,000	360,631
Yum! Brands, Inc. 7.75%, 4/1/25(a)	209,000	225,434
3.63%, 3/15/31	80,000	82,355
TOTAL U.S. CORPORATE BONDS (Cost: $155,268,697)		159,811,287

FOREIGN CORPORATE BONDS – 0.7%

Canada – 0.4%
Open Text Holdings, Inc. 4.13%, 2/15/30(a)	250,000	263,405
Primo Water Holdings, Inc. 4.38%, 4/30/29(a)	299,000	302,280

Total Canada		565,685

Germany – 0.3%

Deutsche Bank AG
4.88%, 12/1/32, (4.875% fixed rate until 12/1/27; 5-year U.S. dollar ICE Swap Rate + 2.553% thereafter)(c)	470,000	515,548
TOTAL FOREIGN CORPORATE BONDS (Cost: $1,037,836)		1,081,233

See Notes to Financial Statements.

WisdomTree Trust	47

Schedule of Investments (concluded)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2021

Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.7%

United States – 3.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(d)
(Cost: $6,181,380)	6,181,380	$6,181,380

TOTAL INVESTMENTS IN SECURITIES – 100.4% (Cost: $162,487,913)		167,073,900

Other Assets less Liabilities – (0.4)%		(626,739)

NET ASSETS – 100.0%		$166,447,161

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at August 31, 2021 (See Note 2). At August 31, 2021, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $7,975,951 and the total market value of the collateral held by the Fund was $8,916,781. The Fund also had securities on loan having a total market value of $443,603 that were sold and pending settlement. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $2,735,401.

(c)	Rate shown reflects the accrual rate as of August 31, 2021 on securities with variable or step rates.

(d)	Rate shown represents annualized 7-day yield as of August 31, 2021.

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	153	12/31/21	$(33,710,203)	$(22,811)
5 Year U.S. Treasury Note	598	12/31/21	(73,983,813)	(200,891)
10 Year U.S. Treasury Note	34	12/21/21	(4,537,406)	(14,123)
U.S. Treasury Long Bond	2	12/21/21	(325,937)	(1,156)
U.S. Treasury Ultra Long Term Bond	15	12/21/21	(2,959,219)	(9,955)
Ultra 10 Year U.S. Treasury Note	100	12/21/21	(14,801,563)	(57,031)
			$(130,318,141)	$(305,967)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2021 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Corporate Bonds	$—	$159,811,287	$—	$159,811,287
Foreign Corporate Bonds	—	1,081,233	—	1,081,233
Investment of Cash Collateral for Securities Loaned	—	6,181,380	—	6,181,380
Total Investments in Securities	$—	$167,073,900	$—	$167,073,900
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(305,967)	$—	$—	$(305,967)
Total – Net	$(305,967)	$167,073,900	$—	$166,767,933
[1] Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

48	WisdomTree Trust

Schedule of Investments

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 28.2%

Federal Home Loan Bank – 0.1%
3.38%, 9/8/23	$70,000	$74,451
3.38%, 12/8/23	65,000	69,560
1.50%, 8/15/24	85,000	87,814
3.25%, 11/16/28	65,000	74,456
5.50%, 7/15/36	15,000	22,450

Total Federal Home Loan Bank		328,731

Federal Home Loan Mortgage Corporation – 5.7%
3.00%, 4/1/27	25,513	26,884
3.00%, 7/1/27	42,512	44,781
2.50%, 3/1/28	23,201	24,288
2.50%, 4/1/28	59,649	62,556
3.50%, 1/1/29	22,928	24,494
2.50%, 6/1/29	40,080	41,977
3.00%, 8/1/29	22,254	23,588
2.50%, 1/1/30	23,595	24,712
2.50%, 2/1/30	34,014	35,641
3.00%, 4/1/30	36,037	38,113
2.50%, 5/1/30	136,988	143,516
3.00%, 3/1/31	103,731	109,691
2.50%, 12/1/31	36,901	38,712
3.00%, 12/1/31	33,914	35,866
3.00%, 7/1/32	226,819	239,527
6.25%, 7/15/32	294,000	436,916
3.50%, 9/1/32	105,800	113,327
2.50%, 11/1/32	18,305	19,182
3.00%, 1/1/33	16,994	17,947
4.00%, 11/1/33	13,008	13,815
4.00%, 5/1/34	32,636	35,587
3.50%, 8/1/34	17,690	19,009
3.00%, 3/1/35	46,689	49,167
3.00%, 5/1/35	27,474	28,959
3.50%, 6/1/35	22,600	24,283
2.50%, 8/1/35	95,030	99,514
2.00%, 9/1/35	77,287	80,013
2.50%, 10/1/35	76,266	79,911
2.50%, 1/1/36	44,632	47,145
1.50%, 5/1/36	24,289	24,727
1.00%, 8/1/36	49,614	49,393
4.00%, 10/1/37	42,917	46,605
5.50%, 4/1/38	27,925	32,272
2.00%, 11/1/40	45,337	46,567
4.50%, 12/1/40	38,369	42,836
1.50%, 1/1/41	104,005	104,472
2.00%, 1/1/41	23,508	24,144
2.00%, 2/1/41	47,543	48,833
4.00%, 2/1/41	168,493	186,409
2.00%, 3/1/41	72,215	74,208
2.00%, 4/1/41	170,447	175,151
2.00%, 8/1/41	224,096	230,281
3.50%, 3/1/42	34,027	36,797
3.50%, 6/1/42	421,041	455,321
3.00%, 6/1/43	43,947	46,802
3.00%, 7/1/43	62,863	67,899
3.00%, 8/1/43	67,478	71,861
4.00%, 12/1/43	12,356	13,551
3.00%, 1/1/44	66,882	71,232
3.50%, 9/1/44	59,229	64,117
4.00%, 9/1/44	38,195	41,812
3.50%, 1/1/45	21,312	22,950
4.00%, 4/1/45	135,176	147,202
4.50%, 7/1/45	21,371	23,859
3.50%, 8/1/45	36,523	39,156
4.00%, 8/1/45	22,774	24,803
3.50%, 9/1/45	46,107	49,422
4.00%, 11/1/45	24,634	26,828
3.00%, 1/1/46	281,801	298,232
3.50%, 3/1/46	25,175	26,983
3.00%, 4/1/46	7,844	8,292
3.50%, 4/1/46	42,517	45,362
3.00%, 5/1/46	98,284	105,066
3.50%, 5/1/46	11,140	11,886
3.00%, 9/1/46	225,886	238,867
4.50%, 9/1/46	52,971	59,121
3.00%, 10/1/46	47,292	50,011
3.00%, 11/1/46	45,108	47,685
4.00%, 11/1/46	14,944	16,212
3.50%, 12/1/46	57,129	60,938
3.00%, 2/1/47	9,908	10,475
3.50%, 2/1/47	103,486	110,411
4.00%, 2/1/47	12,226	13,264
4.50%, 4/1/47	12,064	13,192
3.50%, 5/1/47	11,099	11,786
4.50%, 5/1/47	19,650	21,488
4.00%, 7/1/47	70,297	75,626
3.50%, 8/1/47	63,115	67,024
4.00%, 8/1/47	30,054	32,339
3.00%, 10/1/47	36,622	38,684
3.50%, 10/1/47	83,727	88,912
3.50%, 11/1/47	208,818	225,092
3.50%, 12/1/47	68,649	72,895
4.00%, 2/1/48	25,808	27,759
4.00%, 7/1/48	107,929	118,627
4.00%, 8/1/48	75,012	81,502
3.00%, 11/1/48	273,484	289,113
5.00%, 3/1/49	50,847	55,640
3.50%, 7/1/49	337,577	361,617
3.50%, 8/1/49	208,496	222,966
3.50%, 10/1/49	106,151	113,711
5.00%, 10/1/49	21,157	23,152
3.00%, 12/1/49	372,183	394,155
3.00%, 1/1/50	92,649	98,119
3.00%, 2/1/50	76,843	81,172
3.00%, 4/1/50	114,775	122,216
3.50%, 4/1/50	160,666	172,890
2.50%, 5/1/50	151,513	157,443
2.50%, 6/1/50	240,554	250,288
3.00%, 6/1/50	686,425	726,482
2.50%, 7/1/50	328,317	342,099
2.50%, 8/1/50	117,405	122,410
2.00%, 9/1/50	69,409	70,547
2.00%, 10/1/50	32,868	33,407
2.50%, 10/1/50	134,705	140,691
1.50%, 12/1/50	72,485	71,276
2.00%, 1/1/51	190,478	193,219
2.50%, 1/1/51	89,630	93,109

See Notes to Financial Statements.

WisdomTree Trust	49

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value
3.00%, 1/1/51	$126,007	$131,984
2.00%, 2/1/51	414,530	420,762
2.00%, 3/1/51	145,723	148,114
2.50%, 3/1/51	141,486	146,982
1.50%, 4/1/51	293,583	288,627
2.00%, 5/1/51	245,325	248,863
1.50%, 6/1/51	495,373	487,009

Total Federal Home Loan Mortgage Corporation		12,254,425

Federal National Mortgage Association – 10.7%
4.00%, 9/1/25	13,589	14,455
5.50%, 10/1/25	23,573	25,370
4.00%, 7/1/26	3,649	3,879
1.88%, 9/24/26	914,000	963,621
3.50%, 10/1/26	29,538	31,505
3.00%, 11/1/26	20,573	21,671
3.50%, 12/1/26	6,033	6,435
3.00%, 6/1/27	47,974	50,623
3.00%, 9/1/27	22,394	23,594
2.50%, 8/1/28	19,396	20,302
3.00%, 9/1/28	41,160	43,341
3.00%, 11/1/28	9,966	10,523
3.00%, 7/1/29	38,567	40,687
7.25%, 5/15/30	100,000	148,867
0.88%, 8/5/30	35,000	33,548
3.00%, 9/1/30	20,198	21,355
3.50%, 4/1/31	22,970	24,608
2.50%, 6/1/31	16,294	17,090
2.50%, 7/1/31	17,540	18,396
2.50%, 10/1/31	415,550	435,871
3.50%, 11/1/31	46,796	49,987
2.50%, 4/1/32	21,288	22,422
3.50%, 4/1/32	34,444	37,035
2.50%, 9/1/32	58,204	61,439
3.00%, 10/1/32	63,925	67,488
3.50%, 11/1/32	55,951	59,914
2.50%, 12/1/32	9,399	9,846
2.50%, 1/1/33	58,028	60,790
3.50%, 1/1/33	19,231	20,594
3.50%, 2/1/33	43,105	46,232
3.00%, 4/1/33	32,238	33,982
3.00%, 6/1/33	47,884	50,995
6.00%, 2/1/34	39,167	45,620
4.00%, 3/1/34	42,690	45,410
2.50%, 5/1/34	29,382	30,729
3.00%, 6/1/34	12,701	13,375
4.00%, 8/1/34	11,749	12,809
3.00%, 12/1/34	33,023	35,165
3.00%, 1/1/35	14,300	15,060
2.50%, 5/1/35	28,154	29,460
2.00%, 7/1/35	71,316	73,831
2.50%, 7/1/35	68,263	71,471
2.50%, 8/1/35	66,097	69,444
2.00%, 9/1/35	18,408	19,057
2.50%, 9/1/35	36,570	38,311
3.50%, 9/1/35	33,299	35,760
1.50%, 10/1/35	50,207	51,063
2.00%, 10/1/35	88,372	91,594
1.50%, 11/1/35	21,929	22,301
1.50%, 12/1/35	147,949	150,471
2.00%, 12/1/35	408,878	423,709
3.50%, 1/1/36	11,334	12,171
2.50%, 2/1/36	21,481	22,540
1.50%, 3/1/36	23,724	24,108
2.00%, 3/1/36	95,685	99,244
1.50%, 4/1/36	251,885	256,091
2.00%, 5/1/36	48,636	50,428
3.00%, 6/1/36	58,718	62,232
3.50%, 7/1/36	28,112	30,107
3.00%, 9/1/36	123,307	130,688
3.00%, 11/1/36	64,867	69,966
3.00%, 2/1/37	47,830	50,693
3.50%, 7/1/37	27,016	28,846
5.50%, 8/1/37	233,522	268,638
3.50%, 4/1/38	15,408	16,429
4.50%, 9/1/39	13,380	14,940
2.50%, 3/1/40	32,791	34,175
3.00%, 4/1/40	50,556	52,934
2.50%, 5/1/40	26,689	27,815
3.00%, 6/1/40	21,236	22,235
4.50%, 8/1/40	26,094	29,125
2.00%, 9/1/40	20,789	21,350
2.50%, 9/1/40	77,915	81,204
5.50%, 9/1/40	48,575	56,179
2.00%, 11/1/40	45,219	46,435
2.50%, 12/1/40	45,098	46,999
3.50%, 12/1/40	93,031	100,674
1.50%, 3/1/41	24,217	24,352
2.00%, 3/1/41	24,110	24,771
2.50%, 3/1/41	48,499	51,049
2.00%, 4/1/41	24,356	25,028
1.50%, 5/1/41	73,566	74,002
2.50%, 5/1/41	83,346	87,059
1.50%, 6/1/41	49,295	49,587
2.00%, 6/1/41	73,865	75,897
1.50%, 7/1/41	49,531	49,825
3.50%, 6/1/42	8,735	9,445
4.00%, 7/1/42	62,198	68,616
4.00%, 9/1/42	186,351	205,059
3.50%, 12/1/42	41,526	45,051
3.00%, 1/1/43	69,416	74,489
3.00%, 4/1/43	53,928	57,419
3.00%, 5/1/43	164,498	175,531
3.50%, 5/1/43	15,975	17,289
3.00%, 6/1/43	82,782	89,383
4.00%, 6/1/43	5,648	6,212
3.00%, 8/1/43	224,863	240,498
3.50%, 8/1/43	131,913	142,760
3.00%, 9/1/43	59,256	63,352
4.00%, 11/1/43	10,737	11,774
3.00%, 2/1/44	49,100	52,369
4.00%, 2/1/44	74,551	82,052
4.50%, 2/1/44	109,009	122,704
4.50%, 5/1/44	8,566	9,542
4.00%, 9/1/44	51,382	56,241
4.00%, 10/1/44	84,751	92,765
3.50%, 2/1/45	81,530	88,155
5.00%, 2/1/45	43,736	49,342

See Notes to Financial Statements.

50	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value
3.50%, 3/1/45	$47,935	$51,375
3.50%, 4/1/45	53,260	57,446
3.50%, 6/1/45	88,137	95,556
3.50%, 8/1/45	49,893	53,814
3.50%, 12/1/45	135,119	144,818
3.00%, 1/1/46	72,230	76,439
3.50%, 1/1/46	112,506	120,580
3.50%, 2/1/46	26,489	28,390
3.50%, 4/1/46	9,567	10,204
3.00%, 5/1/46	58,910	62,283
3.50%, 5/1/46	20,328	21,682
4.50%, 5/1/46	53,212	58,396
3.50%, 6/1/46	112,763	120,273
4.00%, 7/1/46	15,044	16,317
3.00%, 9/1/46	48,562	51,343
3.00%, 10/1/46	16,205	17,132
4.00%, 10/1/46	17,041	18,539
2.50%, 11/1/46	10,981	11,489
3.00%, 11/1/46	117,242	124,509
3.50%, 11/1/46	16,915	18,129
4.50%, 11/1/46	25,920	28,803
3.00%, 1/1/47	38,327	40,522
4.00%, 1/1/47	130,443	141,474
3.00%, 2/1/47	21,032	22,236
4.00%, 2/1/47	14,477	15,702
4.00%, 3/1/47	13,088	14,077
4.00%, 5/1/47	34,435	37,038
4.00%, 8/1/47	46,528	50,546
3.50%, 11/1/47	13,765	14,614
4.50%, 11/1/47	86,895	95,016
3.00%, 12/1/47	75,743	80,081
3.50%, 12/1/47	52,284	55,510
3.50%, 1/1/48	124,294	134,485
4.00%, 1/1/48	81,661	87,831
3.00%, 4/1/48	64,267	68,428
4.00%, 4/1/48	295,867	321,428
4.50%, 5/1/48	28,095	30,460
4.50%, 6/1/48	306,323	332,113
4.50%, 7/1/48	48,194	52,094
4.00%, 8/1/48	29,489	31,568
4.00%, 9/1/48	400,189	434,764
4.50%, 9/1/48	19,967	21,583
4.00%, 11/1/48	27,782	30,533
3.00%, 12/1/48	71,079	75,149
4.00%, 1/1/49	61,417	66,057
5.00%, 5/1/49	69,486	76,065
4.00%, 6/1/49	113,450	123,251
4.50%, 7/1/49	23,127	25,165
3.00%, 9/1/49	157,333	167,160
4.00%, 9/1/49	162,719	175,155
3.00%, 10/1/49	98,184	103,710
4.00%, 10/1/49	221,815	237,485
2.50%, 1/1/50	81,066	84,174
3.00%, 1/1/50	57,461	60,074
3.50%, 1/1/50	126,408	135,176
4.50%, 1/1/50	125,429	136,888
3.00%, 3/1/50	65,452	69,540
4.00%, 3/1/50	97,442	105,757
4.50%, 3/1/50	122,778	134,098
5.00%, 3/1/50	220,619	241,345
3.00%, 4/1/50	131,057	137,039
3.50%, 4/1/50	727,633	778,490
3.50%, 5/1/50	184,995	198,301
4.50%, 5/1/50	112,385	121,954
2.50%, 6/1/50	734,511	763,360
4.00%, 6/1/50	216,857	234,939
2.50%, 7/1/50	275,072	286,363
3.00%, 7/1/50	194,459	204,865
2.50%, 8/1/50	152,334	158,291
3.00%, 8/1/50	36,260	39,051
2.00%, 9/1/50	238,671	242,105
2.50%, 9/1/50	257,624	268,956
2.00%, 10/1/50	383,193	390,170
1.50%, 12/1/50	96,030	94,417
2.00%, 12/1/50	318,292	323,119
2.50%, 12/1/50	400,826	418,689
3.00%, 12/1/50	89,095	93,302
2.00%, 1/1/51	96,577	97,967
2.50%, 1/1/51	497,081	519,271
2.00%, 2/1/51	257,562	261,332
2.50%, 2/1/51	579,410	604,235
3.00%, 2/1/51	475,766	500,910
1.50%, 3/1/51	34,113	33,541
2.00%, 3/1/51	683,500	696,794
1.50%, 4/1/51	83,217	81,812
2.00%, 4/1/51	881,670	894,866
2.00%, 5/1/51	737,646	749,776
3.00%, 5/1/51	147,756	155,932
1.50%, 6/1/51	494,975	486,665
2.00%, 6/1/51	247,350	251,412

Total Federal National Mortgage Association		23,032,762

Government National Mortgage Association – 5.9%
3.00%, 4/20/33	34,935	36,820
4.00%, 11/20/40	120,304	132,906
3.00%, 11/20/42	181,945	194,120
5.00%, 2/20/43	27,440	31,438
3.50%, 3/20/43	133,114	144,639
4.00%, 5/20/43	26,714	29,406
4.00%, 6/20/43	54,188	59,648
3.00%, 8/20/43	122,591	130,577
5.00%, 4/20/44	58,113	66,569
3.50%, 7/20/44	71,912	77,368
4.00%, 7/20/44	15,653	17,067
5.00%, 7/20/44	11,034	12,639
3.50%, 8/20/44	91,595	98,544
5.00%, 8/20/44	9,900	11,342
3.00%, 9/20/44	42,270	44,821
4.50%, 9/20/44	37,374	41,553
3.50%, 10/20/44	136,406	146,755
3.00%, 1/20/45	16,014	16,981
4.00%, 4/20/45	93,992	102,479
3.00%, 7/20/45	118,404	125,401
3.50%, 11/20/45	73,463	78,560
3.00%, 12/20/45	90,480	95,827
3.50%, 12/20/45	132,365	141,550
4.50%, 12/20/45	36,634	40,730
3.50%, 1/20/46	249,493	266,805

See Notes to Financial Statements.

WisdomTree Trust	51

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value
3.00%, 5/20/46	$14,880	$15,690
3.00%, 9/20/46	144,252	152,105
3.50%, 9/20/46	80,732	86,049
3.00%, 10/20/46	21,916	23,109
3.00%, 12/20/46	10,648	11,227
4.00%, 12/20/46	25,521	27,571
4.00%, 1/20/47	23,320	25,193
4.50%, 1/20/47	29,876	33,043
3.00%, 2/20/47	217,583	229,429
3.50%, 2/20/47	29,562	31,509
3.50%, 3/20/47	78,367	83,198
3.50%, 4/20/47	41,742	44,315
3.00%, 5/20/47	46,377	48,843
4.00%, 7/20/47	29,626	31,780
4.00%, 8/20/47	25,001	26,808
3.50%, 9/20/47	69,565	73,853
4.50%, 10/20/47	11,722	12,729
3.50%, 1/20/48	158,267	169,546
4.00%, 1/20/48	12,819	13,719
3.00%, 2/20/48	68,211	71,838
3.50%, 3/20/48	24,136	25,624
3.50%, 4/20/48	42,317	44,925
4.50%, 6/20/48	25,898	27,756
3.50%, 7/20/48	43,761	46,287
4.00%, 9/20/48	39,384	41,914
4.50%, 9/20/48	24,231	25,928
4.50%, 1/20/49	25,469	27,198
3.50%, 3/20/49	11,700	12,375
4.00%, 3/20/49	42,750	45,392
4.50%, 3/20/49	12,028	12,845
5.00%, 3/20/49	22,167	24,242
4.00%, 4/20/49	18,831	20,045
4.50%, 6/20/49	76,058	81,251
3.00%, 8/20/49	22,543	23,609
3.00%, 9/20/49	395,282	413,758
4.00%, 10/20/49	53,055	56,442
3.00%, 11/15/49	17,262	18,122
3.00%, 1/20/50	10,740	11,234
3.50%, 1/20/50	9,023	9,488
4.50%, 1/20/50	19,187	20,497
3.00%, 2/20/50	41,887	43,802
4.00%, 2/20/50	284,470	302,632
3.00%, 5/20/50	160,971	168,328
3.00%, 6/20/50	73,971	77,353
3.50%, 7/20/50	204,988	215,728
5.00%, 7/20/50	90,954	99,629
2.00%, 8/20/50	177,028	180,850
2.50%, 8/20/50	91,150	94,512
3.00%, 8/20/50	378,311	395,622
3.50%, 8/20/50	153,654	161,833
4.00%, 8/20/50	63,424	67,473
2.50%, 9/20/50	82,693	85,743
4.00%, 9/20/50	66,765	70,945
4.50%, 9/20/50	96,494	103,129
3.50%, 10/20/50	37,737	39,682
4.50%, 10/20/50	71,801	76,830
3.00%, 11/20/50	122,780	128,401
2.00%, 12/20/50	238,429	243,576
2.50%, 12/20/50	93,097	96,531
3.50%, 12/20/50	337,369	356,032
2.00%, 3/20/51	389,937	398,338
2.50%, 3/20/51	604,718	627,716
2.00%, 6/20/51	99,282	101,421
2.00%, 9/1/51(a)	1,550,000	1,581,945
2.50%, 9/1/51(a)	1,825,000	1,892,390
3.00%, 9/1/51(a)	300,000	313,640
3.50%, 9/1/51(a)	25,000	26,308
4.50%, 9/1/51(a)	50,000	53,410
2.00%, 10/1/51(a)	150,000	152,823
2.50%, 10/1/51(a)	125,000	129,383
3.00%, 10/1/51(a)	75,000	78,284

Total Government National Mortgage Association		12,709,320

Tennessee Valley Authority – 0.1%

5.25%, 9/15/39	180,000	262,346

Uniform Mortgage-Backed Securities – 5.7%
1.50%, 9/1/36(a)	700,000	711,000
2.00%, 9/1/36(a)	1,375,000	1,423,249
2.50%, 9/1/36(a)	125,000	130,772
2.00%, 10/1/36(a)	100,000	103,349
2.50%, 10/1/36(a)	50,000	52,283
1.50%, 9/1/51(a)	200,000	196,496
2.00%, 9/1/51(a)	5,400,000	5,474,492
2.50%, 9/1/51(a)	2,675,000	2,778,820
3.00%, 9/1/51(a)	150,000	156,905
4.50%, 9/1/51(a)	125,000	135,240
2.00%, 10/1/51(a)	450,000	455,372
2.50%, 10/1/51(a)	450,000	466,571
5.00%, 10/1/51(a)	100,000	109,706

Total Uniform Mortgage-Backed Securities		12,194,255
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $60,237,823)		60,781,839

U.S. GOVERNMENT OBLIGATIONS – 37.7%

U.S. Treasury Bonds – 8.1%
7.63%, 11/15/22	188,000	205,048
6.88%, 8/15/25	277,000	345,092
5.25%, 2/15/29	259,000	336,012
1.63%, 8/15/29	541,000	560,273
6.13%, 8/15/29	75,000	103,670
6.25%, 5/15/30	244,000	346,518
0.63%, 8/15/30	715,000	677,407
5.38%, 2/15/31	128,500	176,186
4.50%, 2/15/36	322,000	450,347
4.75%, 2/15/37	100,000	144,680
5.00%, 5/15/37	128,000	190,150
4.38%, 2/15/38	200,000	281,156
4.50%, 5/15/38	54,000	77,068
3.50%, 2/15/39	122,000	156,284
4.25%, 5/15/39	110,000	154,034
4.50%, 8/15/39	92,000	132,674
4.38%, 11/15/39	106,000	150,876
4.63%, 2/15/40	57,000	83,688
4.38%, 5/15/40	25,000	35,742
1.13%, 8/15/40	600,000	532,969
1.38%, 11/15/40	520,000	481,691
4.25%, 11/15/40	5,000	7,062
1.88%, 2/15/41	650,000	655,383
2.25%, 5/15/41	250,000	267,578

See Notes to Financial Statements.

52	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value
3.75%, 8/15/41	$150,000	$199,805
3.13%, 11/15/41	150,000	183,586
3.13%, 2/15/42	200,000	245,281
3.00%, 5/15/42	100,000	120,266
2.75%, 8/15/42	150,000	173,672
2.75%, 11/15/42	250,000	289,453
3.13%, 2/15/43	200,000	245,203
2.88%, 5/15/43	271,000	320,119
3.63%, 8/15/43	152,500	201,395
3.75%, 11/15/43	346,000	465,911
3.63%, 2/15/44	134,000	177,644
3.38%, 5/15/44	118,000	151,058
3.13%, 8/15/44	182,000	224,500
3.00%, 11/15/44	137,000	165,781
2.50%, 2/15/45	71,000	79,143
3.00%, 5/15/45	94,000	114,115
2.88%, 8/15/45	94,000	111,867
3.00%, 11/15/45	141,000	171,645
2.50%, 2/15/46	141,000	157,579
2.50%, 5/15/46	205,000	229,248
2.25%, 8/15/46	128,000	136,700
2.88%, 11/15/46	94,000	112,484
3.00%, 2/15/47	240,000	293,812
3.00%, 5/15/47	221,000	270,915
2.75%, 8/15/47	219,000	257,000
2.75%, 11/15/47	169,000	198,496
3.00%, 2/15/48	291,000	357,612
3.13%, 5/15/48	334,000	419,979
3.00%, 8/15/48	341,000	419,856
3.38%, 11/15/48	395,000	519,672
3.00%, 2/15/49	377,000	465,566
2.25%, 8/15/49	450,000	482,168
2.00%, 2/15/50	477,000	485,124
1.38%, 8/15/50	650,000	569,105
1.63%, 11/15/50	625,000	582,129
1.88%, 2/15/51	675,000	666,984
2.38%, 5/15/51	565,000	624,148

Total U.S. Treasury Bonds		17,440,609

U.S. Treasury Notes – 29.6%
2.00%, 10/31/22	350,000	357,725
1.63%, 11/15/22	426,000	433,796
0.13%, 11/30/22	800,000	800,156
2.00%, 11/30/22	500,000	511,816
1.63%, 12/15/22	500,000	509,766
0.13%, 12/31/22	275,000	275,011
2.13%, 12/31/22	200,000	205,324
1.50%, 1/15/23	620,000	631,722
0.13%, 1/31/23	500,000	500,000
1.75%, 1/31/23	132,000	135,024
2.38%, 1/31/23	132,000	136,197
1.38%, 2/15/23	100,000	101,812
0.13%, 2/28/23	700,000	699,863
1.50%, 2/28/23	100,000	102,045
0.13%, 3/31/23	300,000	299,889
1.50%, 3/31/23	212,000	216,542
2.50%, 3/31/23	115,000	119,270
0.25%, 4/15/23	700,000	701,094
0.13%, 4/30/23	750,000	749,604
1.63%, 4/30/23	300,000	307,336
2.75%, 4/30/23	188,000	196,100
0.13%, 5/15/23	450,000	449,745
1.75%, 5/15/23	406,000	417,022
1.63%, 5/31/23	500,000	512,773
2.75%, 5/31/23	188,000	196,475
0.25%, 6/15/23	400,000	400,547
0.13%, 6/30/23	500,000	499,629
1.38%, 6/30/23	377,000	385,284
2.63%, 6/30/23	250,000	261,157
0.13%, 7/15/23	400,000	399,578
0.13%, 7/31/23	485,000	484,451
1.25%, 7/31/23	354,000	361,198
2.75%, 7/31/23	250,000	262,227
0.13%, 8/15/23	400,000	399,484
2.50%, 8/15/23	738,000	771,138
1.38%, 8/31/23	340,000	347,916
2.75%, 8/31/23	250,000	262,671
0.13%, 9/15/23	400,000	399,281
1.38%, 9/30/23	338,000	346,120
2.88%, 9/30/23	250,000	263,740
0.13%, 10/15/23	525,000	523,852
1.63%, 10/31/23	344,000	354,333
2.88%, 10/31/23	250,000	264,228
0.25%, 11/15/23	450,000	450,070
2.75%, 11/15/23	550,000	580,336
2.13%, 11/30/23	250,000	260,518
2.88%, 11/30/23	250,000	264,707
0.13%, 12/15/23	671,600	669,554
2.25%, 12/31/23	411,000	429,945
2.63%, 12/31/23	250,000	263,691
0.13%, 1/15/24	650,000	647,664
2.25%, 1/31/24	354,000	370,815
2.50%, 1/31/24	250,000	263,340
0.13%, 2/15/24	500,000	498,086
2.75%, 2/15/24	382,000	405,069
2.13%, 2/29/24	329,000	344,011
2.38%, 2/29/24	250,000	262,939
0.25%, 3/15/24	550,000	549,269
2.13%, 3/31/24	612,000	640,544
0.38%, 4/15/24	500,000	500,547
2.00%, 4/30/24	341,000	356,145
0.25%, 5/15/24	200,000	199,477
2.50%, 5/15/24	282,000	298,424
2.00%, 5/31/24	235,000	245,603
0.25%, 6/15/24	750,000	747,656
1.75%, 6/30/24	300,000	311,742
2.00%, 6/30/24	500,000	523,066
0.38%, 7/15/24	500,000	499,863
2.38%, 8/15/24	629,000	665,806
1.25%, 8/31/24	400,000	410,156
1.50%, 9/30/24	150,000	154,998
2.13%, 9/30/24	250,000	263,076
1.50%, 10/31/24	300,000	310,090
2.25%, 10/31/24	250,000	264,268
2.25%, 11/15/24	719,000	760,455
2.13%, 11/30/24	321,000	338,266
2.25%, 12/31/24	349,000	369,531
2.50%, 1/31/25	99,000	105,744

See Notes to Financial Statements.

WisdomTree Trust	53

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value
2.00%, 2/15/25	$485,000	$509,894
1.13%, 2/28/25	500,000	510,566
2.75%, 2/28/25	99,000	106,703
0.50%, 3/31/25	470,000	469,468
2.63%, 3/31/25	275,000	295,432
2.88%, 4/30/25	188,000	203,885
2.13%, 5/15/25	282,000	298,182
0.25%, 5/31/25	500,000	493,965
2.88%, 5/31/25	410,000	445,042
0.25%, 6/30/25	500,000	493,633
2.75%, 6/30/25	350,000	378,766
0.25%, 7/31/25	580,000	572,138
2.00%, 8/15/25	454,000	478,864
0.25%, 8/31/25	300,000	295,629
0.25%, 9/30/25	250,000	246,123
0.25%, 10/31/25	100,000	98,348
2.25%, 11/15/25	272,000	290,084
0.38%, 11/30/25	500,000	493,965
0.38%, 12/31/25	400,000	394,797
0.38%, 1/31/26	350,000	345,119
1.63%, 2/15/26	300,000	312,211
0.50%, 2/28/26	650,000	644,211
0.75%, 3/31/26	800,000	801,156
2.25%, 3/31/26	150,000	160,395
0.75%, 4/30/26	500,000	500,488
1.63%, 5/15/26	623,000	648,577
0.75%, 5/31/26	500,000	500,195
2.13%, 5/31/26	200,000	212,937
0.88%, 6/30/26	900,000	905,062
1.88%, 6/30/26	750,000	789,932
0.63%, 7/31/26	200,000	198,633
1.88%, 7/31/26	450,000	474,240
1.50%, 8/15/26	550,000	569,443
1.38%, 8/31/26	350,000	360,350
1.63%, 9/30/26	450,000	468,773
1.63%, 10/31/26	250,000	260,469
2.00%, 11/15/26	500,000	530,508
1.63%, 11/30/26	500,000	520,879
1.75%, 12/31/26	300,000	314,496
1.50%, 1/31/27	250,000	258,799
2.25%, 2/15/27	500,000	537,500
1.13%, 2/28/27	450,000	456,680
0.63%, 3/31/27	500,000	493,555
0.50%, 4/30/27	150,000	146,848
2.38%, 5/15/27	675,000	731,004
0.50%, 5/31/27	450,000	439,980
0.50%, 6/30/27	500,000	488,496
0.38%, 7/31/27	500,000	484,453
2.25%, 8/15/27	507,000	546,154
0.50%, 8/31/27	350,000	341,182
2.25%, 11/15/27	58,000	62,522
0.63%, 11/30/27	300,000	293,602
0.63%, 12/31/27	300,000	293,297
0.75%, 1/31/28	300,000	295,254
2.75%, 2/15/28	693,000	769,176
1.13%, 2/29/28	300,000	302,227
1.25%, 3/31/28	200,000	202,859
2.88%, 5/15/28	218,000	244,092
1.00%, 7/31/28	500,000	497,539
2.88%, 8/15/28	337,000	377,967
1.13%, 8/31/28	500,000	501,445
3.13%, 11/15/28	151,000	172,341
2.63%, 2/15/29	400,000	443,187
2.38%, 5/15/29	375,000	409,189
1.75%, 11/15/29	400,000	418,125
1.50%, 2/15/30	365,000	373,754
0.63%, 5/15/30	880,000	836,000
0.88%, 11/15/30	1,150,000	1,111,637
1.13%, 2/15/31	850,000	838,777
1.63%, 5/15/31	875,000	902,139
1.13%, 5/15/40	725,000	646,326
2.88%, 5/15/49	510,000	616,423
2.38%, 11/15/49	400,000	440,344
1.25%, 5/15/50	540,000	458,325

Total U.S. Treasury Notes		63,803,168
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $79,092,437)		81,243,777

U.S. CORPORATE BONDS – 23.0%

United States – 23.0%

3M Co. 2.25%, 9/19/26	30,000	31,756
2.88%, 10/15/27	65,000	71,112
3.38%, 3/1/29	35,000	39,157
3.05%, 4/15/30(b)	25,000	27,510
3.13%, 9/19/46	23,000	24,766
3.63%, 10/15/47	18,000	20,980

Abbott Laboratories 3.40%, 11/30/23	14,000	14,867
6.15%, 11/30/37	53,000	78,978
4.75%, 4/15/43	10,000	13,362

AbbVie, Inc. 2.90%, 11/6/22	27,000	27,799
3.20%, 11/6/22	25,000	25,715
3.60%, 5/14/25	59,000	64,186
2.95%, 11/21/26	115,000	123,955
4.55%, 3/15/35	10,000	12,188
4.50%, 5/14/35	125,000	152,119
4.40%, 11/6/42	15,000	18,329
4.75%, 3/15/45	5,000	6,318
4.70%, 5/14/45	48,000	60,509
4.25%, 11/21/49	14,000	17,017

Activision Blizzard, Inc. 3.40%, 6/15/27	82,000	90,915
2.50%, 9/15/50	10,000	8,943

Adobe, Inc. 2.30%, 2/1/30	25,000	26,136

Advance Auto Parts, Inc. 3.90%, 4/15/30	25,000	27,975

Aetna, Inc. 4.75%, 3/15/44	60,000	75,635
3.88%, 8/15/47	43,000	48,835

Aflac, Inc. 3.25%, 3/17/25	75,000	81,191

Air Lease Corp. 3.88%, 7/3/23	5,000	5,282
4.25%, 9/15/24	5,000	5,443

See Notes to Financial Statements.

54	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value
3.25%, 3/1/25	$25,000	$26,569
3.63%, 4/1/27	23,000	24,864
3.63%, 12/1/27	219,000	237,000

Air Products and Chemicals, Inc. 2.70%, 5/15/40	50,000	51,500

Aircastle Ltd. 5.00%, 4/1/23	5,000	5,324

Alabama Power Co. 4.30%, 7/15/48, Series A	20,000	25,319
3.45%, 10/1/49	9,000	9,970

Alexandria Real Estate Equities, Inc. 3.45%, 4/30/25	18,000	19,548
4.90%, 12/15/30	51,000	62,838

Allstate Corp. (The) 1.45%, 12/15/30	30,000	29,034

Ally Financial, Inc. 1.45%, 10/2/23	100,000	101,563
8.00%, 11/1/31	263,000	376,747

Alphabet, Inc. 2.25%, 8/15/60	25,000	22,780

Altria Group, Inc. 4.80%, 2/14/29	25,000	29,081
2.45%, 2/4/32	65,000	63,530
3.40%, 2/4/41	31,000	29,882
5.38%, 1/31/44	148,000	178,540

Amazon.com, Inc. 5.20%, 12/3/25	19,000	22,243
1.50%, 6/3/30	60,000	59,056
3.88%, 8/22/37	15,000	17,916
4.05%, 8/22/47	66,000	81,587
4.25%, 8/22/57	27,000	35,227
2.70%, 6/3/60	40,000	38,886

Ameren Illinois Co. 3.80%, 5/15/28	48,000	54,444
1.55%, 11/15/30	50,000	48,506

American Express Co. 3.70%, 8/3/23	10,000	10,609
3.00%, 10/30/24	95,000	101,770
3.63%, 12/5/24	44,000	47,975
4.05%, 12/3/42	18,000	21,895

American Express Credit Corp. 3.30%, 5/3/27	10,000	11,086

American Financial Group, Inc. 4.50%, 6/15/47	25,000	31,215

American Homes 4 Rent L.P. 4.25%, 2/15/28	10,000	11,464

American Honda Finance Corp. 1.95%, 5/10/23	40,000	41,063
2.90%, 2/16/24	5,000	5,281
1.00%, 9/10/25	15,000	15,035
2.30%, 9/9/26	5,000	5,275

American International Group, Inc. 3.75%, 7/10/25	45,000	49,380
4.70%, 7/10/35	5,000	6,167
4.75%, 4/1/48	28,000	36,572
8.18%, 5/15/68, (8.175% fixed rate until 5/15/38; 3-month U.S. dollar London Interbank Offered Rate + 4.195% thereafter)(c)	25,000	37,281

American Tower Corp. 0.60%, 1/15/24	20,000	19,995
2.95%, 1/15/25	50,000	53,074
4.00%, 6/1/25	45,000	49,447
3.60%, 1/15/28	58,000	63,944
3.80%, 8/15/29	25,000	27,934
3.10%, 6/15/50	20,000	19,892

American Water Capital Corp. 2.95%, 9/1/27	64,000	69,484
3.75%, 9/1/47	15,000	17,244

AmerisourceBergen Corp. 3.40%, 5/15/24	18,000	19,138
3.45%, 12/15/27	25,000	27,485
4.30%, 12/15/47	50,000	59,098

Amgen, Inc. 2.25%, 8/19/23	5,000	5,168
3.63%, 5/22/24	16,000	17,179
2.30%, 2/25/31(b)	105,000	107,032
4.66%, 6/15/51	132,000	171,500

Anthem, Inc. 3.50%, 8/15/24	155,000	166,493
3.65%, 12/1/27	25,000	28,018
6.38%, 6/15/37	18,000	25,950
4.63%, 5/15/42	85,000	106,508
4.65%, 1/15/43	40,000	50,314
4.65%, 8/15/44	15,000	18,965
3.13%, 5/15/50	202,000	210,880

Aon Corp. 2.80%, 5/15/30	15,000	15,909

Apple, Inc. 0.75%, 5/11/23	25,000	25,219
3.00%, 2/9/24	18,000	19,041
2.85%, 5/11/24	48,000	50,889
1.13%, 5/11/25	10,000	10,123
3.25%, 2/23/26	75,000	82,221
3.00%, 6/20/27	23,000	25,363
2.20%, 9/11/29	75,000	78,340
1.65%, 5/11/30	55,000	54,833
4.45%, 5/6/44	18,000	23,438
4.38%, 5/13/45	18,000	23,106
3.85%, 8/4/46	36,000	43,170
3.75%, 11/13/47	48,000	56,659
2.65%, 5/11/50	60,000	59,515
2.55%, 8/20/60	120,000	112,928

Applied Materials, Inc. 5.85%, 6/15/41	25,000	37,185

Aptiv Corp. 4.15%, 3/15/24	5,000	5,393

Ares Capital Corp. 3.50%, 2/10/23	25,000	25,888
4.25%, 3/1/25	43,000	46,481

Arizona Public Service Co. 2.60%, 8/15/29	50,000	52,749

See Notes to Financial Statements.

WisdomTree Trust	55

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value

Ascension Health 4.85%, 11/15/53	$49,000	$71,757

Assurant, Inc. 4.20%, 9/27/23	18,000	19,250

AT&T, Inc. 3.80%, 3/1/24	25,000	26,853
3.80%, 2/15/27	64,000	71,491
4.25%, 3/1/27	25,000	28,518
4.30%, 2/15/30	250,000	290,652
2.75%, 6/1/31	100,000	104,860
2.25%, 2/1/32	21,000	20,888
4.30%, 12/15/42	125,000	144,736
4.35%, 6/15/45	121,000	140,309
4.75%, 5/15/46	10,000	12,277
5.45%, 3/1/47	10,000	13,369
3.65%, 6/1/51	12,000	12,720
3.50%, 9/15/53(d)	100,000	102,786
3.55%, 9/15/55(d)	55,000	56,314
3.80%, 12/1/57(d)	75,000	79,976
3.50%, 2/1/61	10,000	9,945

Atmos Energy Corp. 1.50%, 1/15/31	45,000	43,232

AutoNation, Inc. 3.50%, 11/15/24	18,000	19,336
4.50%, 10/1/25	18,000	20,108

AutoZone, Inc. 3.25%, 4/15/25	18,000	19,364
3.63%, 4/15/25	100,000	108,914
4.00%, 4/15/30	50,000	57,374

AvalonBay Communities, Inc. 2.30%, 3/1/30	205,000	211,195

Avangrid, Inc. 3.80%, 6/1/29	25,000	28,249

Avnet, Inc. 3.00%, 5/15/31	100,000	101,091

AXIS Specialty Finance LLC 3.90%, 7/15/29	50,000	55,640

Baker Hughes a GE Co. LLC 3.34%, 12/15/27	48,000	52,666

Bank of America Corp. 2.50%, 10/21/22	10,000	10,031
4.10%, 7/24/23	25,000	26,767
3.00%, 12/20/23, (3.004% fixed rate until 12/20/22; 3-month U.S. dollar London Interbank Offered Rate + 0.79% thereafter)(c)	30,000	30,976
4.13%, 1/22/24	48,000	52,097
3.55%, 3/5/24, (3.55% fixed rate until 3/5/23; 3-month U.S. dollar London Interbank Offered Rate + 0.78% thereafter)(c)	60,000	62,689
4.00%, 4/1/24	50,000	54,381
1.49%, 5/19/24, (1.486% fixed rate until 5/19/23; Secured Overnight Financing Rate + 1.46% thereafter)(c)	40,000	40,670
3.86%, 7/23/24, (3.864% fixed rate until 7/23/23; 3-month U.S. dollar London Interbank Offered Rate + 0.94% thereafter)(c)	155,000	164,359
4.20%, 8/26/24	48,000	52,655
0.81%, 10/24/24, (0.81% fixed rate until 10/24/23; Secured Overnight Financing Rate + 0.74% thereafter)(c)	105,000	105,445
3.46%, 3/15/25, (3.458% fixed rate until 3/15/24; 3-month U.S. dollar London Interbank Offered Rate + 0.97% thereafter)(c)	105,000	112,156
3.95%, 4/21/25, Series L	29,000	31,774
2.46%, 10/22/25, (2.456% fixed rate until 10/22/24; 3-month U.S. dollar London Interbank Offered Rate + 0.87% thereafter)(c)	50,000	52,396
3.50%, 4/19/26	71,000	78,217
1.32%, 6/19/26, (1.319% fixed rate until 6/19/25; Secured Overnight Financing Rate + 1.15% thereafter)(c)	13,000	13,050
1.20%, 10/24/26, (1.197% fixed rate until 10/24/25; Secured Overnight Financing Rate + 1.01% thereafter)(c)	60,000	59,783
1.66%, 3/11/27, Series N, (1.658% fixed rate until 3/11/26; Secured Overnight Financing Rate + 0.91% thereafter)(c)	20,000	20,233
3.42%, 12/20/28, (3.419% fixed rate until 12/20/27; 3-month U.S. dollar London Interbank Offered Rate + 1.04% thereafter)(c)	144,000	158,289
4.27%, 7/23/29, (4.271% fixed rate until 7/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.31% thereafter)(c)	45,000	51,729
2.88%, 10/22/30, (2.884% fixed rate until 10/22/29; 3-month U.S. dollar London Interbank Offered Rate + 1.19% thereafter)(c)	10,000	10,596
1.92%, 10/24/31, (1.922% fixed rate until 10/24/30; Secured Overnight Financing Rate + 1.37% thereafter)(c)	10,000	9,805
4.24%, 4/24/38, (4.244% fixed rate until 4/24/37; 3-month U.S. dollar London Interbank Offered Rate + 1.814% thereafter)(c)	10,000	11,878
2.68%, 6/19/41, (2.676% fixed rate until 6/19/40; Secured Overnight Financing Rate + 1.93% thereafter)(c)	25,000	24,659
5.88%, 2/7/42	10,000	14,623
5.00%, 1/21/44	45,000	60,482
4.75%, 4/21/45, Series L	10,000	12,743
4.44%, 1/20/48, (4.443% fixed rate until 1/20/47; 3-month U.S. dollar London Interbank Offered Rate + 1.99% thereafter)(c)	10,000	12,648

See Notes to Financial Statements.

56	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value
3.95%, 1/23/49, (3.946% fixed rate until 1/23/48; 3-month U.S. dollar London Interbank Offered Rate + 1.19% thereafter)(c)	$18,000	$21,235
2.83%, 10/24/51, (2.831% fixed rate until 10/24/50; Secured Overnight Financing Rate + 1.88% thereafter)(c)	5,000	4,921

BankUnited, Inc. 4.88%, 11/17/25	18,000	20,504

Baxalta, Inc. 4.00%, 6/23/25	15,000	16,538

Baylor Scott & White Holdings 4.19%, 11/15/45	24,000	29,872

Becton Dickinson and Co. 2.82%, 5/20/30	37,000	39,238
4.69%, 12/15/44	25,000	31,828

Berkshire Hathaway Energy Co. 4.05%, 4/15/25	95,000	105,111
3.25%, 4/15/28	23,000	25,365
3.70%, 7/15/30	50,000	57,012
6.13%, 4/1/36	25,000	35,286
5.15%, 11/15/43	25,000	33,222
3.80%, 7/15/48	36,000	41,199

Berkshire Hathaway Finance Corp. 1.85%, 3/12/30	150,000	152,250
1.45%, 10/15/30	50,000	48,973
4.20%, 8/15/48	20,000	25,080
4.25%, 1/15/49	38,000	47,938
2.85%, 10/15/50	5,000	5,058

BGC Partners, Inc. 3.75%, 10/1/24	10,000	10,640

Biogen, Inc. 3.63%, 9/15/22	25,000	25,850

Black Hills Corp. 4.35%, 5/1/33	25,000	29,484

BlackRock, Inc. 3.50%, 3/18/24	18,000	19,413

Boardwalk Pipelines L.P.
4.95%, 12/15/24	5,000	5,570
4.45%, 7/15/27	18,000	20,357
3.40%, 2/15/31	15,000	16,045

Boeing Co. (The)
4.88%, 5/1/25	85,000	95,064
2.25%, 6/15/26	5,000	5,117
5.15%, 5/1/30	220,000	261,023
5.88%, 2/15/40	10,000	12,983
3.90%, 5/1/49	10,000	10,530
5.81%, 5/1/50	25,000	34,058
3.83%, 3/1/59	175,000	177,567
5.93%, 5/1/60	30,000	41,744

Booking Holdings, Inc. 2.75%, 3/15/23	15,000	15,537

BorgWarner, Inc. 2.65%, 7/1/27	12,000	12,766

Boston Properties L.P. 3.85%, 2/1/23	5,000	5,193
3.13%, 9/1/23	19,000	19,877
3.65%, 2/1/26	5,000	5,507
2.75%, 10/1/26	24,000	25,657
2.90%, 3/15/30	25,000	26,291

BP Capital Markets America, Inc. 2.75%, 5/10/23	78,000	81,183
3.41%, 2/11/26	25,000	27,365
3.12%, 5/4/26	5,000	5,429
3.59%, 4/14/27	15,000	16,664
4.23%, 11/6/28	10,000	11,578
3.38%, 2/8/61	120,000	124,598

Bristol-Myers Squibb Co. 3.25%, 2/20/23	14,000	14,575
3.20%, 6/15/26	10,000	10,978
3.45%, 11/15/27	28,000	31,360
3.40%, 7/26/29	125,000	140,514
1.45%, 11/13/30	5,000	4,874
4.13%, 6/15/39	60,000	73,222
4.25%, 10/26/49	50,000	63,760
2.55%, 11/13/50(b)	5,000	4,862

Brixmor Operating Partnership L.P. 3.65%, 6/15/24	5,000	5,363
3.90%, 3/15/27	50,000	55,275

Broadcom Corp. 3.63%, 1/15/24	81,000	86,120
3.13%, 1/15/25	5,000	5,318
3.88%, 1/15/27	23,000	25,394
3.50%, 1/15/28	5,000	5,442

Broadcom, Inc. 4.15%, 11/15/30	70,000	78,842
2.45%, 2/15/31(d)	70,000	69,383

Bunge Ltd. Finance Corp. 1.63%, 8/17/25	15,000	15,247

Burlington Northern Santa Fe LLC 3.00%, 4/1/25	18,000	19,339
7.00%, 12/15/25	22,000	27,386
6.15%, 5/1/37	10,000	14,564
5.15%, 9/1/43	48,000	66,066
3.90%, 8/1/46	5,000	5,948

Burlington Resources LLC 7.40%, 12/1/31	14,000	20,668

Camden Property Trust 3.15%, 7/1/29	25,000	27,415
2.80%, 5/15/30	25,000	26,721

Campbell Soup Co. 4.15%, 3/15/28	20,000	22,806

Capital One Financial Corp. 2.60%, 5/11/23	95,000	98,385
3.50%, 6/15/23	48,000	50,583
4.20%, 10/29/25	25,000	27,889
3.75%, 3/9/27	20,000	22,386

Cardinal Health, Inc. 3.20%, 3/15/23(b)	25,000	26,036
4.90%, 9/15/45	50,000	60,880

Carlisle Cos., Inc. 3.75%, 12/1/27	18,000	20,088

Carrier Global Corp. 2.72%, 2/15/30	25,000	26,268

See Notes to Financial Statements.

WisdomTree Trust	57

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value

Caterpillar Financial Services Corp. 3.75%, 11/24/23	$33,000	$35,492

Caterpillar, Inc. 3.40%, 5/15/24	35,000	37,528
3.80%, 8/15/42(b)	25,000	29,953
3.25%, 9/19/49	40,000	44,582

Cboe Global Markets, Inc. 3.65%, 1/12/27	5,000	5,578

CBRE Services, Inc. 4.88%, 3/1/26	30,000	34,565

CC Holdings GS V LLC 3.85%, 4/15/23	30,000	31,613

CenterPoint Energy Resources Corp. 3.55%, 4/1/23	9,000	9,415
4.10%, 9/1/47	5,000	5,922

Charles Schwab Corp. (The) 3.25%, 5/22/29	25,000	27,693
1.65%, 3/11/31	70,000	68,539

Charter Communications Operating LLC 4.50%, 2/1/24	18,000	19,549
5.05%, 3/30/29	150,000	177,817
2.30%, 2/1/32	105,000	102,496
6.38%, 10/23/35	5,000	6,688
6.48%, 10/23/45	15,000	20,973
5.13%, 7/1/49	20,000	24,186
3.70%, 4/1/51	24,000	24,188
6.83%, 10/23/55	73,000	109,104
3.85%, 4/1/61	14,000	13,946

Cheniere Corpus Christi Holdings LLC 5.13%, 6/30/27	25,000	29,159

Chevron Corp. 2.57%, 5/16/23	100,000	103,406

Chevron USA, Inc. 0.43%, 8/11/23	100,000	100,263
3.90%, 11/15/24	5,000	5,483
0.69%, 8/12/25	15,000	14,924
3.25%, 10/15/29	26,000	28,839

Children’s Hospital Corp. (The) 4.12%, 1/1/47, Series 2017	25,000	32,283

Chubb INA Holdings, Inc. 2.70%, 3/13/23	68,000	70,496
3.15%, 3/15/25	18,000	19,455

Church & Dwight Co., Inc. 2.88%, 10/1/22	5,000	5,136

Cigna Corp. 3.00%, 7/15/23	15,000	15,659
3.75%, 7/15/23	8,000	8,472
0.61%, 3/15/24	100,000	100,028
3.40%, 3/1/27	10,000	11,026
3.05%, 10/15/27	200,000	217,012
6.13%, 11/15/41	14,000	20,207
3.88%, 10/15/47	5,000	5,693
4.90%, 12/15/48	30,000	39,260

Cintas Corp. No. 2 2.90%, 4/1/22	5,000	5,067
3.25%, 6/1/22	28,000	28,419
3.70%, 4/1/27	23,000	25,827

Cisco Systems, Inc. 2.60%, 2/28/23	5,000	5,178
2.20%, 9/20/23	36,000	37,340
3.63%, 3/4/24	35,000	37,798
5.90%, 2/15/39	40,000	58,305

Citigroup, Inc. 2.70%, 10/27/22	200,000	205,240
3.30%, 4/27/25	9,000	9,766
5.50%, 9/13/25	10,000	11,621
3.70%, 1/12/26	9,000	9,952
3.40%, 5/1/26	10,000	10,963
3.20%, 10/21/26	55,000	59,896
1.12%, 1/28/27, (1.122% fixed rate until 1/28/26; Secured Overnight Financing Rate + 0.765% thereafter)(c)	10,000	9,928
4.45%, 9/29/27	114,000	130,707
3.52%, 10/27/28, (3.52% fixed rate until 10/27/27; 3-month U.S. dollar London Interbank Offered Rate + 1.151% thereafter)(c)	74,000	81,406
4.08%, 4/23/29, (4.075% fixed rate until 4/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.192% thereafter)(c)	10,000	11,349
3.98%, 3/20/30, (3.98% fixed rate until 3/20/29; 3-month U.S. dollar London Interbank Offered Rate + 1.338% thereafter)(c)	150,000	170,569
4.41%, 3/31/31, (4.412% fixed rate until 3/31/30; Secured Overnight Financing Rate + 3.914% thereafter)(c)	20,000	23,472
2.57%, 6/3/31, (2.572% fixed rate until 6/3/30; Secured Overnight Financing Rate + 2.107% thereafter)(c)	8,000	8,271
6.63%, 6/15/32	105,000	143,791
8.13%, 7/15/39	10,000	17,255
6.68%, 9/13/43	19,000	29,652
4.28%, 4/24/48, (4.281% fixed rate until 4/24/47; 3-month U.S. dollar London Interbank Offered Rate + 1.839% thereafter)(c)	10,000	12,642
4.65%, 7/23/48	10,000	13,285

Citizens Financial Group, Inc. 3.25%, 4/30/30	25,000	27,273

Citrix Systems, Inc. 3.30%, 3/1/30	30,000	31,630

Cleco Corporate Holdings LLC 3.74%, 5/1/26	23,000	25,135

Clorox Co. (The) 3.50%, 12/15/24(b)	40,000	43,339

CME Group, Inc. 3.00%, 3/15/25	105,000	112,530
5.30%, 9/15/43	5,000	7,194
4.15%, 6/15/48	5,000	6,529

CNH Industrial Capital LLC 4.38%, 4/5/22	5,000	5,113

See Notes to Financial Statements.

58	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value

Coca-Cola Co. (The) 2.13%, 9/6/29	$98,000	$101,925
2.60%, 6/1/50	5,000	4,963
2.50%, 3/15/51	5,000	4,856
2.75%, 6/1/60	50,000	50,426

Comcast Cable Communications Holdings, Inc. 9.46%, 11/15/22	5,000	5,554

Comcast Corp. 3.60%, 3/1/24	40,000	43,071
3.70%, 4/15/24	23,000	24,841
2.35%, 1/15/27	20,000	21,104
3.30%, 2/1/27	28,000	30,776
3.55%, 5/1/28	99,000	110,909
6.45%, 3/15/37	27,000	40,084
4.60%, 10/15/38	15,000	18,821
4.50%, 1/15/43	22,000	27,510
3.40%, 7/15/46	10,000	10,926
4.00%, 8/15/47	40,000	47,444
3.97%, 11/1/47	78,000	92,080
4.70%, 10/15/48(b)	17,000	22,433
4.05%, 11/1/52	128,000	154,286
4.95%, 10/15/58	28,000	40,224

CommonSpirit Health 3.35%, 10/1/29	27,000	29,358
4.35%, 11/1/42	10,000	11,880

Commonwealth Edison Co. 4.70%, 1/15/44	15,000	19,551

Conagra Brands, Inc. 1.38%, 11/1/27	25,000	24,536
7.00%, 10/1/28	19,000	25,254

Connecticut Light & Power Co. (The) 4.30%, 4/15/44	15,000	18,884

ConocoPhillips
4.95%, 3/15/26	25,000	28,991
6.50%, 2/1/39	54,000	79,740

Consolidated Edison Co. of New York, Inc. 3.88%, 6/15/47, Series 2017	20,000	22,832
4.00%, 11/15/57, Series C	43,000	49,957

Constellation Brands, Inc. 3.15%, 8/1/29	75,000	81,062
5.25%, 11/15/48	19,000	25,758

Consumers Energy Co. 3.95%, 7/15/47	50,000	60,634

Corning, Inc. 4.38%, 11/15/57	50,000	61,636
5.85%, 11/15/68(b)	18,000	26,987
5.45%, 11/15/79	10,000	14,218

Costco Wholesale Corp. 3.00%, 5/18/27	5,000	5,503
1.60%, 4/20/30	40,000	39,737
1.75%, 4/20/32	30,000	29,917

Crown Castle International Corp. 3.15%, 7/15/23	18,000	18,854
4.30%, 2/15/29	55,000	63,461
3.30%, 7/1/30	25,000	27,025
4.75%, 5/15/47	50,000	62,702
3.25%, 1/15/51	15,000	15,242

CSX Corp. 2.40%, 2/15/30(b)	50,000	51,752
4.30%, 3/1/48	45,000	55,579
4.50%, 8/1/54	18,000	23,203

CVS Health Corp. 6.25%, 6/1/27	48,000	59,848
3.25%, 8/15/29	25,000	27,299
1.88%, 2/28/31	105,000	102,984
4.88%, 7/20/35	48,000	59,179
4.78%, 3/25/38	25,000	31,115
5.30%, 12/5/43	48,000	64,493
5.05%, 3/25/48	60,000	79,460

CyrusOne L.P. 3.45%, 11/15/29	25,000	26,332

D.R. Horton, Inc. 4.38%, 9/15/22	18,000	18,541

Danaher Corp. 2.60%, 10/1/50	5,000	4,891

Darden Restaurants, Inc. 3.85%, 5/1/27	68,000	75,546

Dell International LLC 5.45%, 6/15/23	110,000	118,593
6.02%, 6/15/26	15,000	17,956
4.90%, 10/1/26	25,000	28,968
8.35%, 7/15/46	48,000	79,337

Devon Energy Corp. 5.60%, 7/15/41	15,000	18,787

Digital Realty Trust L.P. 3.60%, 7/1/29	50,000	55,633

Dignity Health 5.27%, 11/1/64	25,000	35,317

Discover Financial Services 4.10%, 2/9/27	35,000	39,402

Discovery Communications LLC 5.20%, 9/20/47	10,000	12,602
4.00%, 9/15/55	47,000	50,545

Dollar Tree, Inc. 4.20%, 5/15/28	50,000	56,927

Dominion Energy South Carolina, Inc. 5.10%, 6/1/65	34,000	50,566

Dominion Energy, Inc. 3.90%, 10/1/25	5,000	5,510
5.95%, 6/15/35, Series B	5,000	6,842
4.60%, 3/15/49, Series A	25,000	32,204

Dover Corp. 3.15%, 11/15/25	23,000	24,788

Dow Chemical Co. (The) 7.38%, 11/1/29	3,000	4,194
4.25%, 10/1/34	17,000	19,899
9.40%, 5/15/39	15,000	27,539
4.38%, 11/15/42	5,000	6,033

DTE Electric Co. 1.90%, 4/1/28, Series A	65,000	66,609
3.75%, 8/15/47	50,000	58,911

Duke Energy Carolinas LLC 3.70%, 12/1/47	48,000	54,960

See Notes to Financial Statements.

WisdomTree Trust	59

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value

Duke Energy Corp. 3.15%, 8/15/27	$145,000	$157,631

Duke Energy Florida LLC 6.40%, 6/15/38	43,500	64,326

Duke Energy Indiana LLC 2.75%, 4/1/50	140,000	137,346

Duke Energy Ohio, Inc. 3.80%, 9/1/23	18,000	19,066

Duke Realty L.P. 3.05%, 3/1/50	46,000	46,274

DXC Technology Co. 4.13%, 4/15/25	45,000	49,411
4.75%, 4/15/27	10,000	11,469

Eastman Chemical Co. 4.80%, 9/1/42	48,000	59,958

Eaton Vance Corp. 3.50%, 4/6/27	18,000	19,705

eBay, Inc. 2.75%, 1/30/23	50,000	51,584
4.00%, 7/15/42	15,000	17,113

Ecolab, Inc. 3.25%, 1/14/23	18,000	18,629
2.70%, 11/1/26	5,000	5,378
3.25%, 12/1/27(b)	25,000	27,691

Eli Lilly & Co. 5.50%, 3/15/27	40,000	49,126
3.95%, 3/15/49	20,000	24,686

Emerson Electric Co. 2.63%, 2/15/23	5,000	5,145
1.80%, 10/15/27	35,000	35,988

Enable Midstream Partners L.P. 3.90%, 5/15/24	48,000	51,081

Enbridge Energy Partners L.P. 5.88%, 10/15/25	5,000	5,874

Energy Transfer L.P.
4.25%, 3/15/23	25,000	26,118
4.20%, 9/15/23, Series 5Y	5,000	5,324
5.88%, 1/15/24	40,000	44,080
4.25%, 4/1/24	20,000	21,463
4.50%, 4/15/24	30,000	32,569
3.90%, 7/15/26	5,000	5,496
4.20%, 4/15/27	20,000	22,236
4.90%, 3/15/35	38,000	43,805
6.63%, 10/15/36	94,000	124,818

Entergy Louisiana LLC 3.12%, 9/1/27	15,000	16,391
4.00%, 3/15/33	85,000	99,814
4.20%, 9/1/48	40,000	49,222

Entergy Texas, Inc. 1.75%, 3/15/31	50,000	48,251
3.55%, 9/30/49	25,000	27,398

Enterprise Products Operating LLC 3.35%, 3/15/23	82,000	85,046
6.88%, 3/1/33, Series D	44,000	62,214
4.45%, 2/15/43	65,000	76,824
4.25%, 2/15/48	194,000	224,638

Equinix, Inc. 2.95%, 9/15/51	30,000	29,039

Equitable Holdings, Inc. 4.35%, 4/20/28	164,000	188,639

ERP Operating L.P. 3.00%, 4/15/23	19,000	19,688
3.00%, 7/1/29	50,000	54,268

Essex Portfolio L.P. 1.65%, 1/15/31	25,000	23,850
2.65%, 9/1/50	30,000	27,473

Estee Lauder Cos., Inc. (The) 2.00%, 12/1/24	25,000	26,151
1.95%, 3/15/31	40,000	40,561

Eversource Energy 4.25%, 4/1/29, Series O	15,000	17,485

Exelon Corp. 5.10%, 6/15/45	33,000	44,138
4.70%, 4/15/50	25,000	32,087

Expedia Group, Inc. 3.80%, 2/15/28	5,000	5,402

Exxon Mobil Corp. 2.73%, 3/1/23	25,000	25,803
1.57%, 4/15/23	25,000	25,506
3.04%, 3/1/26	23,000	24,951
2.28%, 8/16/26	50,000	52,757
2.44%, 8/16/29	15,000	15,770
2.61%, 10/15/30	60,000	63,632
4.33%, 3/19/50	200,000	251,366

FedEx Corp. 4.20%, 10/17/28	18,000	20,946
3.90%, 2/1/35	19,000	21,916
3.88%, 8/1/42	5,000	5,670
4.75%, 11/15/45	5,000	6,314
4.40%, 1/15/47	63,000	76,301

Fifth Third Bancorp 2.55%, 5/5/27	20,000	21,231
3.95%, 3/14/28	25,000	28,825
8.25%, 3/1/38	20,000	33,697

Fiserv, Inc.
3.20%, 7/1/26	55,000	59,808
4.20%, 10/1/28	15,000	17,245

Flex Ltd. 5.00%, 2/15/23	5,000	5,301

Florida Power & Light Co. 3.70%, 12/1/47	5,000	5,962
4.13%, 6/1/48	53,000	66,803

Fortune Brands Home & Security, Inc. 4.00%, 9/21/23	25,000	26,695
3.25%, 9/15/29	15,000	16,332

Fox Corp. 5.48%, 1/25/39	25,000	32,503

Franklin Resources, Inc. 2.85%, 3/30/25	25,000	26,739

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/35	100,000	121,590

See Notes to Financial Statements.

60	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value

General Dynamics Corp. 2.25%, 11/15/22	$40,000	$40,766
3.75%, 5/15/28	23,000	26,213
4.25%, 4/1/40	35,000	43,558

General Electric Co. 6.75%, 3/15/32, Series MTNA	128,000	177,843
5.88%, 1/14/38	24,000	32,997

General Mills, Inc. 3.70%, 10/17/23	15,000	15,977
3.00%, 2/1/51(b)(d)	28,000	29,134

General Motors Co. 4.20%, 10/1/27	71,000	79,587

General Motors Financial Co., Inc. 3.45%, 4/10/22	5,000	5,067
4.00%, 1/15/25	101,000	109,848
4.35%, 4/9/25	215,000	237,145
4.30%, 7/13/25	30,000	33,129
4.35%, 1/17/27	30,000	33,831
2.35%, 1/8/31(b)	100,000	99,042

George Washington University (The) 4.13%, 9/15/48, Series 2018	26,000	32,892

Georgia Power Co. 2.10%, 7/30/23, Series A	22,000	22,714
3.25%, 4/1/26	25,000	27,105
4.30%, 3/15/43	164,000	197,781

Georgia-Pacific LLC 7.75%, 11/15/29	5,000	7,209

Gilead Sciences, Inc. 3.50%, 2/1/25	5,000	5,414
3.65%, 3/1/26	69,000	76,122
1.20%, 10/1/27	50,000	49,297
5.65%, 12/1/41	38,000	53,303
4.80%, 4/1/44	25,000	32,183
4.50%, 2/1/45	138,000	171,130

Global Payments, Inc. 3.75%, 6/1/23	23,000	24,094

GLP Capital L.P. 5.38%, 11/1/23	18,000	19,537
5.25%, 6/1/25	15,000	16,854
5.75%, 6/1/28	18,000	21,506

Goldman Sachs Capital I 6.35%, 2/15/34	19,000	27,000

Goldman Sachs Group, Inc. (The) 3.63%, 1/22/23	43,000	44,981
0.48%, 1/27/23	10,000	10,003
3.20%, 2/23/23	78,000	81,061
0.63%, 11/17/23, (0.627% fixed rate until 11/17/22; Secured Overnight Financing Rate + 0.538% thereafter)(c)	100,000	100,164
4.00%, 3/3/24	15,000	16,245
3.50%, 1/23/25	25,000	26,940
3.27%, 9/29/25, (3.272% fixed rate until 9/29/24; 3-month U.S. dollar London Interbank Offered Rate + 1.201% thereafter)(c)	25,000	26,796
3.75%, 2/25/26	50,000	55,282
5.95%, 1/15/27	23,000	28,026
3.85%, 1/26/27	15,000	16,599
3.69%, 6/5/28, (3.691% fixed rate until 6/5/27; 3-month U.S. dollar London Interbank Offered Rate + 1.51% thereafter)(c)	23,000	25,570
3.81%, 4/23/29, (3.814% fixed rate until 4/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.158% thereafter)(c)	21,000	23,548
4.22%, 5/1/29, (4.223% fixed rate until 5/1/28; 3-month U.S. dollar London Interbank Offered Rate + 1.301% thereafter)(c)	100,000	114,682
3.80%, 3/15/30	10,000	11,288
6.13%, 2/15/33	9,000	12,229
6.45%, 5/1/36	22,000	31,175
6.75%, 10/1/37	25,000	36,477
4.02%, 10/31/38, (4.017% fixed rate until 10/31/37; 3-month U.S. dollar London Interbank Offered Rate + 1.373% thereafter)(c)	10,000	11,723
4.41%, 4/23/39, (4.411% fixed rate until 4/23/38; 3-month U.S. dollar London Interbank Offered Rate + 1.43% thereafter)(c)	5,000	6,141
6.25%, 2/1/41	10,000	14,863
5.15%, 5/22/45	53,000	71,177

Hackensack Meridian Health, Inc. 2.68%, 9/1/41, Series 2020	40,000	40,200

Halliburton Co. 6.70%, 9/15/38	18,000	24,893
4.50%, 11/15/41	140,000	156,309

Hasbro, Inc. 3.55%, 11/19/26	20,000	21,946
3.50%, 9/15/27	15,000	16,490

HCA, Inc. 4.75%, 5/1/23	36,000	38,394
4.13%, 6/15/29	50,000	56,641

Healthcare Trust of America Holdings L.P. 3.75%, 7/1/27	5,000	5,585

Healthpeak Properties, Inc. 6.75%, 2/1/41	40,000	61,449

Hershey Co. (The) 2.30%, 8/15/26	93,000	98,757

Hess Corp. 4.30%, 4/1/27	30,000	33,375
7.88%, 10/1/29	100,000	136,903
7.13%, 3/15/33	25,000	33,896
6.00%, 1/15/40	48,000	61,896

Hewlett Packard Enterprise Co. 4.40%, 10/15/22	48,000	49,791
6.20%, 10/15/35(b)	23,000	31,360

Home Depot, Inc. (The) 2.80%, 9/14/27(b)	23,000	25,056
5.88%, 12/16/36	15,000	21,544
4.20%, 4/1/43	25,000	30,930
4.88%, 2/15/44	11,000	14,851

See Notes to Financial Statements.

WisdomTree Trust	61

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value

Honeywell International, Inc. 2.50%, 11/1/26(b)	$10,000	$10,671
2.70%, 8/15/29	110,000	118,235

Hormel Foods Corp. 1.80%, 6/11/30	30,000	30,153

HP, Inc. 3.00%, 6/17/27(b)	25,000	26,928

Hubbell, Inc. 3.15%, 8/15/27	48,000	51,702

Hudson Pacific Properties L.P. 3.95%, 11/1/27	5,000	5,533

Humana, Inc. 4.80%, 3/15/47	23,000	29,732

Huntington Bancshares, Inc. 4.00%, 5/15/25	25,000	27,684

Huntington Ingalls Industries, Inc. 3.84%, 5/1/25	15,000	16,359

Hyatt Hotels Corp. 3.38%, 7/15/23	48,000	49,908

Illinois Tool Works, Inc. 2.65%, 11/15/26	65,000	69,933

Intel Corp. 3.70%, 7/29/25	25,000	27,542
3.75%, 3/25/27	50,000	56,601
3.90%, 3/25/30(b)	25,000	29,079
4.10%, 5/19/46	45,000	54,483
4.10%, 5/11/47	18,000	21,767
3.25%, 11/15/49	20,000	21,384
4.75%, 3/25/50	45,000	60,434

Intercontinental Exchange, Inc. 3.75%, 12/1/25	5,000	5,527
3.10%, 9/15/27	5,000	5,464

International Business Machines Corp. 6.22%, 8/1/27	49,000	62,113
5.88%, 11/29/32	24,000	32,683
4.00%, 6/20/42	50,000	59,304
4.25%, 5/15/49(b)	20,000	25,019

International Flavors & Fragrances, Inc. 5.00%, 9/26/48	5,000	6,663

International Paper Co. 3.80%, 1/15/26	2,000	2,222
7.30%, 11/15/39	25,000	39,458
4.80%, 6/15/44	5,000	6,448
4.35%, 8/15/48(b)	19,000	23,875

Invesco Finance PLC 4.00%, 1/30/24	18,000	19,415

ITC Holdings Corp. 5.30%, 7/1/43	15,000	20,170

Jabil, Inc. 4.70%, 9/15/22	5,000	5,219
3.95%, 1/12/28	50,000	55,543

Janus Capital Group, Inc. 4.88%, 8/1/25	18,000	20,300

Jefferies Group LLC 5.13%, 1/20/23	25,000	26,547
6.45%, 6/8/27	25,000	31,339

John Deere Capital Corp. 2.80%, 3/6/23(b)	24,000	24,932
3.45%, 6/7/23	5,000	5,276
3.45%, 3/13/25	25,000	27,365
2.80%, 9/8/27	37,000	40,224
2.45%, 1/9/30	35,000	37,015

Johnson & Johnson 2.63%, 1/15/25	48,000	51,008
2.95%, 3/3/27	21,000	23,030
3.55%, 3/1/36	14,000	16,499
3.40%, 1/15/38	25,000	28,724
4.50%, 9/1/40	19,000	24,941
3.70%, 3/1/46	22,000	26,549

Johnson Controls International PLC 6.00%, 1/15/36	18,000	25,633

JPMorgan Chase & Co. 3.20%, 1/25/23	142,000	147,877
3.88%, 2/1/24	50,000	54,048
3.56%, 4/23/24, (3.559% fixed rate until 4/23/23; 3-month U.S. dollar London Interbank Offered Rate + 0.73% thereafter)(c)	5,000	5,252
3.80%, 7/23/24, (3.797% fixed rate until 7/23/23; 3-month U.S. dollar London Interbank Offered Rate + 0.89% thereafter)(c)	10,000	10,613
0.56%, 2/16/25, (0.563% fixed rate until 2/16/24; Secured Overnight Financing Rate + 0.42% thereafter)(c)	100,000	99,750
3.22%, 3/1/25, (3.22% fixed rate until 3/1/24; 3-month U.S. dollar London Interbank Offered Rate + 1.155% thereafter)(c)	40,000	42,443
2.01%, 3/13/26, (2.005% fixed rate until 3/13/25; Secured Overnight Financing Rate + 1.585% thereafter)(c)	125,000	128,965
3.30%, 4/1/26	10,000	10,921
1.05%, 11/19/26, (1.045% fixed rate until 11/19/25; Secured Overnight Financing Rate + 0.80% thereafter)(c)	50,000	49,568
3.54%, 5/1/28, (3.54% fixed rate until 5/1/27; 3-month U.S. dollar London Interbank Offered Rate + 1.38% thereafter)(c)	50,000	55,127
3.51%, 1/23/29, (3.509% fixed rate until 1/23/28; 3-month U.S. dollar London Interbank Offered Rate + 0.945% thereafter)(c)	23,000	25,429
4.20%, 7/23/29, (4.203% fixed rate until 7/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.26% thereafter)(c)	45,000	51,778
4.45%, 12/5/29, (4.452% fixed rate until 12/5/28; 3-month U.S. dollar London Interbank Offered Rate + 1.33% thereafter)(c)	18,000	21,063
3.70%, 5/6/30, (3.702% fixed rate until 5/6/29; 3-month U.S. dollar London Interbank Offered Rate + 1.16% thereafter)(c)	15,000	16,809

See Notes to Financial Statements.

62	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value
4.49%, 3/24/31, (4.493% fixed rate until 3/24/30; Secured Overnight Financing Rate + 3.79% thereafter)(c)	$15,000	$17,801
2.52%, 4/22/31, (2.522% fixed rate until 4/22/30; Secured Overnight Financing Rate + 2.04% thereafter)(c)	15,000	15,551
1.76%, 11/19/31, (1.764% fixed rate until 11/19/30; Secured Overnight Financing Rate + 1.105% thereafter)(c)	5,000	4,852
6.40%, 5/15/38	10,000	14,844
2.53%, 11/19/41, (2.525% fixed rate until 11/19/40; Secured Overnight Financing Rate + 1.51% thereafter)(c)	65,000	63,237
5.63%, 8/16/43	218,000	307,720
4.85%, 2/1/44	25,000	33,283
3.90%, 1/23/49, (3.897% fixed rate until 1/23/48; 3-month U.S. dollar London Interbank Offered Rate + 1.22% thereafter)(c)	48,000	56,364
3.11%, 4/22/51, (3.109% fixed rate until 4/22/50; Secured Overnight Financing Rate + 2.44% thereafter)(c)	80,000	83,936

Kaiser Foundation Hospitals 3.15%, 5/1/27	24,000	26,372
4.15%, 5/1/47	9,000	11,349
3.00%, 6/1/51, Series 2021	10,000	10,497

Kansas City Southern 4.95%, 8/15/45	205,000	263,956

Kellogg Co. 3.40%, 11/15/27	100,000	110,420

Keurig Dr. Pepper, Inc. 3.13%, 12/15/23	25,000	26,393
2.55%, 9/15/26	8,000	8,503
4.42%, 12/15/46	48,000	58,829

KeyCorp 4.15%, 10/29/25(b)	169,000	190,118
2.55%, 10/1/29	13,000	13,708

Keysight Technologies, Inc. 4.60%, 4/6/27	25,000	29,167

Kimberly-Clark Corp. 1.05%, 9/15/27(b)	35,000	34,775
3.90%, 5/4/47	50,000	61,521

Kimco Realty Corp. 3.30%, 2/1/25	18,000	19,344
2.80%, 10/1/26	5,000	5,349

Kinder Morgan Energy Partners L.P. 3.45%, 2/15/23	5,000	5,177
3.50%, 9/1/23	5,000	5,253
4.30%, 5/1/24	10,000	10,839
5.50%, 3/1/44	18,000	23,030
5.40%, 9/1/44	19,000	24,082

Kinder Morgan, Inc. 4.30%, 3/1/28	30,000	34,319
7.75%, 1/15/32	5,000	7,241
5.30%, 12/1/34	75,000	93,280
5.55%, 6/1/45	15,000	19,496

KLA Corp. 4.65%, 11/1/24	$15,000	$16,655
3.30%, 3/1/50	25,000	27,335

Kroger Co. (The) 3.70%, 8/1/27	64,000	71,963
5.15%, 8/1/43	18,000	23,774
5.40%, 1/15/49	19,000	26,484

Laboratory Corp. of America Holdings 2.30%, 12/1/24	261,000	272,661

Lam Research Corp. 4.00%, 3/15/29	15,000	17,412

Legg Mason, Inc. 5.63%, 1/15/44	5,000	7,128

Linde, Inc. 3.20%, 1/30/26	25,000	27,300
2.00%, 8/10/50	15,000	13,244

Lockheed Martin Corp. 6.15%, 9/1/36, Series B	39,000	56,669
4.09%, 9/15/52	24,000	30,381

Lowe’s Cos., Inc. 3.12%, 4/15/22	5,000	5,054
2.50%, 4/15/26	30,000	31,919
2.63%, 4/1/31	10,000	10,436
4.05%, 5/3/47	15,000	17,566

Lubrizol Corp. (The) 6.50%, 10/1/34	39,000	57,950

LYB International Finance B.V. 4.88%, 3/15/44	5,000	6,354

LYB International Finance II B.V. 3.50%, 3/2/27	38,000	41,841

LYB International Finance III LLC 3.80%, 10/1/60	5,000	5,490

LyondellBasell Industries N.V. 4.63%, 2/26/55	20,000	25,242

Magellan Midstream Partners L.P. 4.20%, 10/3/47	13,000	14,694

Main Street Capital Corp. 5.20%, 5/1/24	25,000	27,155

Marathon Oil Corp. 3.85%, 6/1/25	5,000	5,524
6.80%, 3/15/32	5,000	6,582

Marathon Petroleum Corp. 6.50%, 3/1/41	25,000	34,793
5.00%, 9/15/54	50,000	61,098

Marriott International, Inc. 3.50%, 10/15/32, Series GG	95,000	101,622

Marsh & McLennan Cos., Inc. 3.30%, 3/14/23	18,000	18,732
3.75%, 3/14/26	40,000	44,438
4.20%, 3/1/48	5,000	6,266
4.90%, 3/15/49	20,000	27,603

Martin Marietta Materials, Inc. 4.25%, 7/2/24	35,000	38,135
3.50%, 12/15/27	5,000	5,554

Marvell Technology, Inc. 4.20%, 6/22/23(d)	5,000	5,299
4.88%, 6/22/28(d)	15,000	17,487

See Notes to Financial Statements.

WisdomTree Trust	63

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value

Mass General Brigham, Inc. 3.19%, 7/1/49, Series 2020	$100,000	$108,080
3.34%, 7/1/60, Series 2020	25,000	28,099

Massachusetts Institute of Technology 3.89%, 7/1/2116	19,000	24,303

Mastercard, Inc. 3.65%, 6/1/49	20,000	23,657

McCormick & Co., Inc. 4.20%, 8/15/47	50,000	60,874

McDonald’s Corp. 3.38%, 5/26/25	5,000	5,418
6.30%, 10/15/37	19,000	27,449
3.70%, 2/15/42	159,000	179,746
4.45%, 3/1/47	15,000	18,757
3.63%, 9/1/49	40,000	45,085
4.20%, 4/1/50	110,000	135,302

Medtronic, Inc. 4.38%, 3/15/35	10,000	12,561

Merck & Co., Inc. 2.40%, 9/15/22	5,000	5,087
2.80%, 5/18/23	25,000	26,054
6.50%, 12/1/33	50,000	74,589
2.35%, 6/24/40	5,000	4,911
2.45%, 6/24/50(b)	5,000	4,812

MetLife, Inc. 3.60%, 11/13/25	69,000	76,171

Micron Technology, Inc. 4.64%, 2/6/24	30,000	32,658

Microsoft Corp. 2.40%, 8/8/26	69,000	73,822
3.30%, 2/6/27	92,000	102,689
4.10%, 2/6/37	48,000	59,846
4.50%, 10/1/40	75,000	100,003
3.70%, 8/8/46	12,000	14,615
4.25%, 2/6/47	18,000	23,861
2.53%, 6/1/50	115,000	114,915
2.92%, 3/17/52	50,000	53,821
4.50%, 2/6/57	18,000	25,592

MidAmerican Energy Co. 4.80%, 9/15/43	15,000	19,741
3.15%, 4/15/50	9,000	9,639

Molson Coors Beverage Co. 5.00%, 5/1/42	30,000	37,474

Mondelez International, Inc. 1.50%, 5/4/25	50,000	50,955

Moody’s Corp. 3.25%, 1/15/28	18,000	19,757
2.55%, 8/18/60	10,000	9,041

Morgan Stanley 4.88%, 11/1/22	194,000	203,979
3.13%, 1/23/23	54,000	56,085
3.75%, 2/25/23	37,000	38,852
4.10%, 5/22/23	50,000	53,023
3.74%, 4/24/24, (3.737% fixed rate until 4/24/23; 3-month U.S. dollar London Interbank Offered Rate + 0.847% thereafter)(c)	30,000	31,583
3.88%, 4/29/24, Series F	15,000	16,246
3.70%, 10/23/24	67,000	72,982
2.72%, 7/22/25, (2.72% fixed rate until 7/22/24; Secured Overnight Financing Rate + 1.152% thereafter)(c)	100,000	105,130
4.00%, 7/23/25	9,000	9,986
3.88%, 1/27/26	9,000	10,036
3.13%, 7/27/26	9,000	9,770
4.35%, 9/8/26	165,000	187,491
3.59%, 7/22/28, (3.591% fixed rate until 7/22/27; 3-month U.S. dollar London Interbank Offered Rate + 1.34% thereafter)(c)	97,000	107,813
3.77%, 1/24/29, (3.772% fixed rate until 1/24/28; 3-month U.S. dollar London Interbank Offered Rate + 1.14% thereafter)(c)	89,000	99,612
4.43%, 1/23/30, (4.431% fixed rate until 1/23/29; 3-month U.S. dollar London Interbank Offered Rate + 1.628% thereafter)(c)	45,000	52,627
2.70%, 1/22/31, (2.699% fixed rate until 1/22/30; Secured Overnight Financing Rate + 1.143% thereafter)(c)	15,000	15,726
3.62%, 4/1/31, (3.622% fixed rate until 4/1/30; Secured Overnight Financing Rate + 3.12% thereafter)(c)	15,000	16,820
3.97%, 7/22/38, (3.971% fixed rate until 7/22/37; 3-month U.S. dollar London Interbank Offered Rate + 1.455% thereafter)(c)	19,000	22,280
4.38%, 1/22/47	14,000	17,746
5.60%, 3/24/51, (5.597% fixed rate until 3/24/50; Secured Overnight Financing Rate + 4.84% thereafter)(c)	8,000	12,089
2.80%, 1/25/52, (2.802% fixed rate until 1/25/51; Secured Overnight Financing Rate + 1.43% thereafter)(c)	10,000	9,975

Mosaic Co. (The) 4.88%, 11/15/41	10,000	11,945
5.63%, 11/15/43	25,000	33,524

Motorola Solutions, Inc. 2.30%, 11/15/30	25,000	24,894

Mount Sinai Hospitals Group, Inc. 3.98%, 7/1/48, Series 2017	5,000	5,666
3.74%, 7/1/49, Series 2019	25,000	28,361

MPLX L.P. 4.13%, 3/1/27(b)	100,000	112,250
4.00%, 3/15/28	18,000	20,108
4.70%, 4/15/48	50,000	58,233

National Rural Utilities Cooperative Finance Corp. 2.70%, 2/15/23	11,000	11,345
3.25%, 11/1/25	10,000	10,863
3.40%, 2/7/28	5,000	5,530
3.90%, 11/1/28	18,000	20,559
4.02%, 11/1/32	18,000	21,386

NBCUniversal Media LLC 5.95%, 4/1/41	5,000	7,432
4.45%, 1/15/43	50,000	62,344

See Notes to Financial Statements.

64	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value

NetApp, Inc. 3.30%, 9/29/24	$45,000	$48,088

New York and Presbyterian Hospital (The) 2.61%, 8/1/60	25,000	24,107

Newmont Corp. 4.88%, 3/15/42	45,000	57,769

NextEra Energy Capital Holdings, Inc. 0.65%, 3/1/23	255,000	256,020
2.75%, 5/1/25	15,000	15,925
3.50%, 4/1/29	20,000	22,201

NIKE, Inc. 2.40%, 3/27/25	200,000	211,928
2.85%, 3/27/30	17,000	18,578
3.88%, 11/1/45	5,000	6,134
3.38%, 11/1/46	20,000	22,832

NiSource, Inc. 3.49%, 5/15/27	10,000	11,050
5.25%, 2/15/43	20,000	26,631
5.65%, 2/1/45	5,000	7,019
4.38%, 5/15/47	25,000	30,589
3.95%, 3/30/48	18,000	20,922

Norfolk Southern Corp. 2.90%, 2/15/23	10,000	10,303
3.15%, 6/1/27	23,000	25,086
4.05%, 8/15/52	5,000	5,993

Northrop Grumman Corp. 3.25%, 8/1/23	48,000	50,583
3.20%, 2/1/27	53,000	57,875

Nucor Corp. 2.70%, 6/1/30	25,000	26,450

NVIDIA Corp. 2.85%, 4/1/30	10,000	10,837
3.70%, 4/1/60	20,000	23,890

NVR, Inc. 3.95%, 9/15/22	5,000	5,141

NY Society for Relief of Ruptured & Crippled Maintaining Hospital Special Surgery 2.67%, 10/1/50, Series 2020	135,000	130,337

NYU Langone Hospitals 3.38%, 7/1/55, Series 2020	25,000	26,718

O’Reilly Automotive, Inc. 3.55%, 3/15/26	25,000	27,609
3.90%, 6/1/29	13,000	14,782

Office Properties Income Trust 4.25%, 5/15/24	25,000	26,697

Omega Healthcare Investors, Inc. 4.50%, 4/1/27	18,000	20,226
4.75%, 1/15/28	23,000	26,123
3.63%, 10/1/29	49,000	52,369

Oncor Electric Delivery Co. LLC 0.55%, 10/1/25	25,000	24,540
5.75%, 3/15/29	34,000	43,037

ONEOK, Inc. 2.75%, 9/1/24	18,000	18,887
4.00%, 7/13/27	18,000	19,997
4.55%, 7/15/28	78,000	89,241

Oracle Corp. 2.50%, 10/15/22	50,000	51,221
2.63%, 2/15/23	15,000	15,461
3.63%, 7/15/23	23,000	24,357
2.40%, 9/15/23	50,000	51,822
2.50%, 4/1/25	50,000	52,474
2.65%, 7/15/26	161,000	170,591
3.25%, 11/15/27	17,000	18,571
2.30%, 3/25/28	150,000	154,939
2.95%, 4/1/30	91,000	96,708
5.38%, 7/15/40	10,000	12,981
4.50%, 7/8/44	40,000	47,408
4.00%, 11/15/47	28,000	30,855
4.38%, 5/15/55	75,000	88,161

Orlando Health Obligated Group 3.33%, 10/1/50	128,000	139,579

Owens Corning 4.30%, 7/15/47	23,000	27,197

Pacific Gas and Electric Co. 3.45%, 7/1/25	145,000	150,185
2.95%, 3/1/26	20,000	20,317
2.10%, 8/1/27	20,000	19,387
2.50%, 2/1/31	175,000	165,480
4.50%, 7/1/40	25,000	25,420
3.50%, 8/1/50	80,000	72,284

PacifiCorp 4.10%, 2/1/42	50,000	59,257

Packaging Corp. of America 4.50%, 11/1/23	43,000	46,259
3.40%, 12/15/27	25,000	27,569

Parker-Hannifin Corp. 3.50%, 9/15/22	5,000	5,159
3.30%, 11/21/24	18,000	19,337
3.25%, 6/14/29	13,000	14,146
6.25%, 5/15/38	15,000	21,306

PayPal Holdings, Inc. 2.20%, 9/26/22	50,000	51,046
1.65%, 6/1/25	100,000	103,000

PeaceHealth Obligated Group 4.79%, 11/15/48, Series 2018	50,000	68,679

PECO Energy Co. 3.90%, 3/1/48	20,000	24,103
2.80%, 6/15/50	175,000	177,285

People’s United Financial, Inc. 3.65%, 12/6/22	155,000	160,044

PepsiCo, Inc. 3.60%, 3/1/24	40,000	42,849
2.63%, 3/19/27	25,000	26,932
3.00%, 10/15/27	53,000	58,510
2.75%, 3/19/30	30,000	32,541
4.25%, 10/22/44	23,000	28,905
3.38%, 7/29/49	20,000	22,704

Pfizer, Inc. 2.95%, 3/15/24	18,000	19,097
3.00%, 12/15/26	10,000	11,013
7.20%, 3/15/39	89,000	146,110
4.30%, 6/15/43	5,000	6,318

See Notes to Financial Statements.

WisdomTree Trust	65

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value

Philip Morris International, Inc. 3.25%, 11/10/24	$21,000	$22,689
2.10%, 5/1/30	100,000	101,128
4.88%, 11/15/43	32,000	40,249

Phillips 66 3.90%, 3/15/28	11,000	12,328
5.88%, 5/1/42	40,000	55,156

Piedmont Natural Gas Co., Inc. 2.50%, 3/15/31	25,000	25,618

Plains All American Pipeline L.P. 3.65%, 6/1/22	39,500	40,125
4.50%, 12/15/26	15,000	16,847
6.65%, 1/15/37	48,000	63,609

PNC Financial Services Group, Inc. (The) 3.90%, 4/29/24	78,000	84,410
3.45%, 4/23/29	50,000	55,865
2.55%, 1/22/30	10,000	10,522

Procter & Gamble Co. (The) 2.80%, 3/25/27	105,000	114,292
3.00%, 3/25/30	50,000	55,539

Progressive Corp. (The) 3.95%, 3/26/50	25,000	30,931

Prologis L.P. 2.25%, 4/15/30	25,000	25,794
1.25%, 10/15/30(b)	60,000	57,183
4.38%, 9/15/48	5,000	6,502

Prudential Financial, Inc. 5.70%, 12/14/36	5,000	6,938
6.63%, 12/1/37	19,000	28,255
5.88%, 9/15/42, (5.875% fixed rate until 9/15/22; 3-month U.S. dollar London Interbank Offered Rate + 4.175% thereafter)(c)	5,000	5,253
4.60%, 5/15/44	5,000	6,455
5.38%, 5/15/45, (5.375% fixed rate until 5/15/25; 3-month U.S. dollar London Interbank Offered Rate + 3.031% thereafter)(c)	5,000	5,559
5.70%, 9/15/48, (5.70% fixed rate until 9/15/28; 3-month U.S. dollar London Interbank Offered Rate + 2.665% thereafter)(b)(c)	5,000	5,892
3.94%, 12/7/49	20,000	23,976
4.35%, 2/25/50	20,000	25,651

PSEG Power LLC 3.85%, 6/1/23	5,000	5,279

Public Service Co. of Colorado 3.60%, 9/15/42	90,000	102,938
4.30%, 3/15/44	29,000	35,781

Public Service Electric & Gas Co. 2.38%, 5/15/23	43,000	44,315
3.00%, 5/15/27	19,000	20,700
3.95%, 5/1/42	30,000	36,004
3.60%, 12/1/47	125,000	144,320

Public Service Enterprise Group, Inc. 2.88%, 6/15/24	25,000	26,446

PVH Corp. 4.63%, 7/10/25	25,000	27,821

QUALCOMM, Inc. 2.60%, 1/30/23	10,000	10,317
2.90%, 5/20/24	22,000	23,355
1.65%, 5/20/32	30,000	29,013
3.25%, 5/20/50(b)	20,000	22,047

Raymond James Financial, Inc. 4.65%, 4/1/30	25,000	30,064

Raytheon Technologies Corp. 3.95%, 8/16/25	25,000	27,724
3.50%, 3/15/27	50,000	55,291
5.70%, 4/15/40	25,000	34,995
4.50%, 6/1/42	100,000	125,051
4.80%, 12/15/43	10,000	12,861
3.75%, 11/1/46	48,000	54,676
4.35%, 4/15/47	30,000	37,145

Realty Income Corp. 3.00%, 1/15/27	5,000	5,417

Regeneron Pharmaceuticals, Inc. 2.80%, 9/15/50	80,000	75,969

Reliance Steel & Aluminum Co. 1.30%, 8/15/25	25,000	25,106

Rockwell Automation, Inc. 4.20%, 3/1/49	35,000	44,708

Roper Technologies, Inc. 2.35%, 9/15/24	15,000	15,705
3.80%, 12/15/26	30,000	33,585
1.40%, 9/15/27	25,000	24,925

RWJ Barnabas Health, Inc. 3.95%, 7/1/46	24,000	29,077

Ryder System, Inc. 2.50%, 9/1/22	100,000	101,963
3.75%, 6/9/23	23,000	24,265

Sabine Pass Liquefaction LLC 5.88%, 6/30/26	25,000	29,556
5.00%, 3/15/27	25,000	28,936
4.20%, 3/15/28	25,000	28,110

Sabra Health Care L.P. 5.13%, 8/15/26	18,000	20,319

salesforce.com, Inc. 3.70%, 4/11/28	25,000	28,450

San Diego Gas & Electric Co. 1.70%, 10/1/30, Series VVV	50,000	48,779

Santander Holdings USA, Inc. 4.40%, 7/13/27	88,000	99,370

Sempra Energy 2.88%, 10/1/22	5,000	5,098
4.05%, 12/1/23	55,000	58,827
3.55%, 6/15/24	25,000	26,757
3.25%, 6/15/27	46,000	50,100

Sherwin-Williams Co. (The) 2.95%, 8/15/29	10,000	10,763
4.00%, 12/15/42	55,000	64,305
4.50%, 6/1/47	5,000	6,299
3.80%, 8/15/49	20,000	23,169

Shire Acquisitions Investments Ireland DAC 2.88%, 9/23/23	15,000	15,663
3.20%, 9/23/26	110,000	119,447

See Notes to Financial Statements.

66	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value

Simon Property Group L.P. 2.75%, 2/1/23	$5,000	$5,141
3.75%, 2/1/24	5,000	5,347
3.30%, 1/15/26	5,000	5,425
3.25%, 11/30/26	23,000	25,144
3.38%, 6/15/27	100,000	109,991
2.45%, 9/13/29	25,000	25,843

SITE Centers Corp. 4.70%, 6/1/27	68,000	76,620

Southern California Edison Co. 2.25%, 6/1/30	100,000	100,089
4.65%, 10/1/43	124,000	142,844
4.88%, 3/1/49, Series B	8,000	9,598
3.65%, 2/1/50	20,000	20,423

Southern California Gas Co. 4.13%, 6/1/48, Series UU	5,000	6,092

Southern Co. (The) 2.95%, 7/1/23	10,000	10,418
3.25%, 7/1/26	67,000	72,637

Southern Co. Gas Capital Corp. 4.40%, 6/1/43	5,000	6,025

Southern Power Co. 5.15%, 9/15/41	19,000	23,744

Southwest Airlines Co. 4.75%, 5/4/23	45,000	48,077
5.13%, 6/15/27	50,000	58,547

Southwest Gas Corp. 3.80%, 9/29/46	50,000	55,336

Spectra Energy Partners L.P. 4.75%, 3/15/24	18,000	19,637
3.50%, 3/15/25	5,000	5,386

Stanford Health Care 3.80%, 11/15/48, Series 2018	18,000	21,758

Starbucks Corp. 3.10%, 3/1/23	5,000	5,195
2.45%, 6/15/26	5,000	5,299
2.00%, 3/12/27	70,000	72,407
4.00%, 11/15/28	5,000	5,778
4.30%, 6/15/45	25,000	30,313
3.50%, 11/15/50	75,000	82,388

State Street Corp. 3.10%, 5/15/23	48,000	50,264
2.35%, 11/1/25, (2.354% fixed rate until 11/1/24; Secured Overnight Financing Rate + 0.94% thereafter)(c)	50,000	52,570
4.14%, 12/3/29, (4.141% fixed rate until 12/3/28; 3-month U.S. dollar London Interbank Offered Rate + 1.03% thereafter)(c)	50,000	58,784
2.40%, 1/24/30(b)	62,000	65,352

Steel Dynamics, Inc. 3.45%, 4/15/30	90,000	98,718

Stryker Corp. 3.38%, 5/15/24	5,000	5,350

Sutter Health 3.16%, 8/15/40, Series 20A	95,000	101,522

Synchrony Financial 3.70%, 8/4/26	5,000	5,482
5.15%, 3/19/29	100,000	118,880

Synovus Financial Corp. 3.13%, 11/1/22	5,000	5,123

Sysco Corp. 5.65%, 4/1/25	45,000	51,929
3.30%, 7/15/26	73,000	79,403

T-Mobile USA, Inc. 3.50%, 4/15/25	90,000	97,332
3.75%, 4/15/27	20,000	22,203
4.50%, 4/15/50	20,000	24,034

Tampa Electric Co. 4.30%, 6/15/48	18,000	22,591

Tapestry, Inc. 4.13%, 7/15/27	55,000	60,295

Target Corp. 2.50%, 4/15/26	135,000	145,140
4.00%, 7/1/42	60,000	75,565

TC PipeLines L.P. 4.38%, 3/13/25	44,000	48,393

TD Ameritrade Holding Corp. 2.95%, 4/1/22	10,000	10,114

Teledyne FLIR LLC 2.50%, 8/1/30	25,000	25,634

Texas Instruments, Inc. 2.90%, 11/3/27	27,000	29,570
4.15%, 5/15/48	14,000	17,765

Thermo Fisher Scientific, Inc. 4.50%, 3/25/30	75,000	89,715

Time Warner Cable LLC 6.75%, 6/15/39	80,500	112,886
5.50%, 9/1/41	7,000	8,772
4.50%, 9/15/42	10,000	11,240

TJX Cos., Inc. (The) 3.88%, 4/15/30	25,000	28,892

Toyota Motor Credit Corp. 0.35%, 10/14/22	100,000	100,168
1.35%, 8/25/23	40,000	40,788
0.45%, 1/11/24	32,000	31,989
2.90%, 4/17/24	5,000	5,305
3.05%, 1/11/28	15,000	16,493
2.15%, 2/13/30	50,000	51,706
1.65%, 1/10/31(b)	30,000	29,780

Trane Technologies Global Holding Co., Ltd. 3.75%, 8/21/28	45,000	50,677

Trane Technologies Luxembourg Finance S.A. 3.55%, 11/1/24	50,000	53,958

Transcontinental Gas Pipe Line Co. LLC 4.45%, 8/1/42	15,000	17,925

Travelers Cos., Inc. (The) 6.25%, 6/15/37	30,000	44,372
3.75%, 5/15/46	25,000	29,640
4.00%, 5/30/47	48,000	59,116
2.55%, 4/27/50	20,000	19,617

Trimble, Inc. 4.15%, 6/15/23	5,000	5,286

See Notes to Financial Statements.

WisdomTree Trust	67

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value

Trinity Health Corp. 2.63%, 12/1/40, Series 2021	$40,000	$40,061

Truist Bank 4.05%, 11/3/25	25,000	28,079

Truist Financial Corp. 2.85%, 10/26/24	144,000	153,809
1.13%, 8/3/27	15,000	14,815

TWDC Enterprises 18 Corp. 3.00%, 2/13/26	15,000	16,250
2.95%, 6/15/27(b)	23,000	25,212
3.70%, 12/1/42	5,000	5,757
3.00%, 7/30/46(b)	48,000	50,051

Tyson Foods, Inc. 4.88%, 8/15/34	50,000	62,807

U.S. Bancorp 3.60%, 9/11/24	25,000	27,174
1.45%, 5/12/25	25,000	25,591
2.38%, 7/22/26, Series V	125,000	133,045
3.90%, 4/26/28	78,000	90,035
1.38%, 7/22/30	11,000	10,665

UDR, Inc. 2.10%, 8/1/32	25,000	24,435

Union Electric Co. 2.95%, 6/15/27	18,000	19,537

Union Pacific Corp. 3.50%, 6/8/23	52,000	54,784
3.75%, 7/15/25	5,000	5,524
3.25%, 8/15/25	5,000	5,427
2.75%, 3/1/26	5,000	5,357
4.00%, 4/15/47	19,000	22,463
3.84%, 3/20/60	108,000	125,686
3.75%, 2/5/70	25,000	28,547
3.80%, 4/6/71(d)	5,000	5,754

United Airlines Pass Through Trust 4.30%, 2/15/27, Series 2013-1, Class A	16,324	17,555

United Parcel Service, Inc. 2.45%, 10/1/22	5,000	5,120
2.40%, 11/15/26	5,000	5,334
3.05%, 11/15/27	53,000	58,854
6.20%, 1/15/38	15,000	22,343
3.40%, 11/15/46	5,000	5,693

UnitedHealth Group, Inc. 2.75%, 2/15/23	5,000	5,152
3.70%, 12/15/25	90,000	100,354
3.10%, 3/15/26	34,000	37,166
3.88%, 12/15/28	18,000	20,775
5.80%, 3/15/36	25,000	35,436
3.95%, 10/15/42	5,000	6,005
4.75%, 7/15/45	100,000	133,498
3.75%, 10/15/47	15,000	17,555

University of Southern California 3.03%, 10/1/39	24,000	26,124
3.84%, 10/1/47, Series 2017	120,000	148,846

Utah Acquisition Sub, Inc. 3.95%, 6/15/26	40,000	44,344

Valero Energy Corp. 2.70%, 4/15/23	29,000	29,974
3.40%, 9/15/26	50,000	53,897

Valero Energy Partners L.P. 4.38%, 12/15/26	58,000	65,524

Ventas Realty L.P. 4.75%, 11/15/30(b)	14,000	16,706
4.38%, 2/1/45	24,000	28,085

VEREIT Operating Partnership L.P. 4.60%, 2/6/24	18,000	19,507
3.95%, 8/15/27	5,000	5,660

Verisk Analytics, Inc. 4.13%, 3/15/29	147,000	168,444

Verizon Communications, Inc. 0.75%, 3/22/24	20,000	20,085
3.38%, 2/15/25	10,000	10,837
0.85%, 11/20/25	10,000	9,927
4.33%, 9/21/28	25,000	29,183
4.02%, 12/3/29	20,000	23,045
1.68%, 10/30/30	76,000	73,413
2.65%, 11/20/40	70,000	67,877
3.40%, 3/22/41	150,000	160,738
6.55%, 9/15/43	8,000	12,838
4.86%, 8/21/46	50,000	65,297
4.52%, 9/15/48	20,000	25,208
5.01%, 4/15/49	23,000	30,792
2.88%, 11/20/50	85,000	81,848
2.99%, 10/30/56	11,000	10,627
3.00%, 11/20/60	15,000	14,463
3.70%, 3/22/61	107,000	117,663

ViacomCBS, Inc. 3.38%, 2/15/28	5,000	5,503
6.88%, 4/30/36	5,000	7,233
4.90%, 8/15/44	5,000	6,173
4.60%, 1/15/45	50,000	60,369
4.95%, 5/19/50(b)	20,000	25,481

Viatris, Inc. 2.70%, 6/22/30(d)	10,000	10,233
3.85%, 6/22/40(d)	30,000	32,525
4.00%, 6/22/50(d)	60,000	65,374

Virginia Electric & Power Co. 8.88%, 11/15/38	15,000	27,005

Visa, Inc. 2.80%, 12/14/22	50,000	51,458
1.90%, 4/15/27(b)	34,000	35,366
2.75%, 9/15/27	22,000	23,937
3.65%, 9/15/47	65,000	76,759

VMware, Inc. 4.50%, 5/15/25	25,000	27,936

Vulcan Materials Co. 4.50%, 4/1/25	18,000	20,042

Wachovia Corp. 5.50%, 8/1/35	5,000	6,547

Walgreens Boots Alliance, Inc. 3.80%, 11/18/24	128,000	139,036

Walmart, Inc. 3.55%, 6/26/25	69,000	75,984
3.70%, 6/26/28	15,000	17,143
5.25%, 9/1/35	50,000	68,987
6.50%, 8/15/37	48,000	73,360
4.05%, 6/29/48	65,000	82,499

See Notes to Financial Statements.

68	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value

Walt Disney Co. (The) 3.35%, 3/24/25	$50,000	$54,359
2.20%, 1/13/28	75,000	78,265
2.65%, 1/13/31(b)	10,000	10,644
6.40%, 12/15/35	4,000	5,913
6.65%, 11/15/37	20,000	30,576
3.50%, 5/13/40	60,000	67,504
4.95%, 10/15/45	5,000	6,768
3.80%, 5/13/60	15,000	17,945

Wells Fargo & Co. 3.45%, 2/13/23, Series M	10,000	10,443
4.13%, 8/15/23	69,000	73,824
3.00%, 4/22/26	125,000	135,431
3.58%, 5/22/28, (3.584% fixed rate until 5/22/27; 3-month U.S. dollar London Interbank Offered Rate + 1.31% thereafter)(c)	139,000	154,275
2.39%, 6/2/28, (2.393% fixed rate until 6/2/27; Secured Overnight Financing Rate + 2.10% thereafter)(c)	115,000	119,931
4.15%, 1/24/29	10,000	11,517
4.48%, 4/4/31, (4.478% fixed rate until 4/4/30; Secured Overnight Financing Rate + 4.032% thereafter)(c)	50,000	59,393
3.07%, 4/30/41, (3.068% fixed rate until 4/30/40; Secured Overnight Financing Rate + 2.53% thereafter)(c)	15,000	15,774
5.38%, 11/2/43	47,000	63,485
4.75%, 12/7/46	96,000	122,606
5.01%, 4/4/51, (5.013% fixed rate until 4/4/50; Secured Overnight Financing Rate + 4.502% thereafter)(c)	105,000	146,336

Welltower, Inc. 4.25%, 4/1/26	23,000	25,857
4.25%, 4/15/28	15,000	17,253

Western Union Co. (The) 4.25%, 6/9/23	55,000	58,320
2.75%, 3/15/31	250,000	253,132

Westinghouse Air Brake Technologies Corp. 3.45%, 11/15/26	50,000	53,768

Westlake Chemical Corp. 5.00%, 8/15/46	10,000	12,828

WestRock MWV LLC 7.95%, 2/15/31	14,000	20,077

Whirlpool Corp. 4.50%, 6/1/46	30,000	36,820

Williams Cos., Inc. (The) 3.75%, 6/15/27	10,000	11,112
7.50%, 1/15/31, Series A	50,000	70,170
6.30%, 4/15/40	10,000	13,743
5.75%, 6/24/44	50,000	66,806

Wisconsin Public Service Corp. 3.67%, 12/1/42	38,000	44,200

WRKCo, Inc. 3.75%, 3/15/25	45,000	49,027
4.65%, 3/15/26	25,000	28,514

WW Grainger, Inc. 3.75%, 5/15/46	85,000	99,891

Wyeth LLC 5.95%, 4/1/37	10,000	14,376

Xilinx, Inc. 2.95%, 6/1/24	73,000	77,130

Xylem, Inc. 3.25%, 11/1/26	5,000	5,480

Zimmer Biomet Holdings, Inc. 3.15%, 4/1/22	5,000	5,059
3.55%, 4/1/25	60,000	64,888

Zoetis, Inc. 4.70%, 2/1/43	25,000	32,558
TOTAL U.S. CORPORATE BONDS (Cost: $46,956,961)		49,528,882

FOREIGN CORPORATE BONDS – 3.4%

Australia – 0.1%

BHP Billiton Finance USA Ltd. 5.00%, 9/30/43	23,000	31,824

Westpac Banking Corp. 2.75%, 1/11/23	50,000	51,728
3.35%, 3/8/27	23,000	25,558
4.32%, 11/23/31, (4.322% fixed rate until 11/23/26; 5-year U.S. dollar ICE Swap Rate + 2.236% thereafter)(c)	10,000	11,126
2.67%, 11/15/35, (2.668% fixed rate until 11/15/30; 5-year Constant Maturity Treasury Rate + 1.75% thereafter)(c)	30,000	29,802
4.42%, 7/24/39(b)	25,000	29,984

Total Australia		180,022

Belgium – 0.3%

Anheuser-Busch Cos. LLC 3.65%, 2/1/26	129,000	142,571
4.70%, 2/1/36	25,000	30,885

Anheuser-Busch InBev Finance, Inc. 4.00%, 1/17/43	128,000	145,568

Anheuser-Busch InBev Worldwide, Inc. 4.90%, 1/23/31(b)	90,000	110,954
4.60%, 4/15/48	119,000	146,999
4.44%, 10/6/48	19,000	22,979

Total Belgium		599,956

Bermuda – 0.0%

Aspen Insurance Holdings Ltd. 4.65%, 11/15/23	18,000	19,513

Brazil – 0.0%

Vale Overseas Ltd. 6.88%, 11/21/36	10,000	14,064

Canada – 0.8%

Bank of Montreal 2.35%, 9/11/22	44,000	44,979
3.30%, 2/5/24, Series E	40,000	42,680
3.80%, 12/15/32, (3.803% fixed rate until 12/15/27; 5-year U.S. dollar Swap Rate + 1.432% thereafter)(c)	49,000	54,229

Bank of Nova Scotia (The) 2.45%, 9/19/22	48,000	49,133
2.00%, 11/15/22	50,000	51,061
1.63%, 5/1/23	40,000	40,893

See Notes to Financial Statements.

WisdomTree Trust	69

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value

Brookfield Finance, Inc. 3.90%, 1/25/28	$18,000	$20,265
4.85%, 3/29/29	25,000	29,874
4.70%, 9/20/47	50,000	62,065

Canadian Imperial Bank of Commerce 0.95%, 6/23/23	40,000	40,377

Canadian National Railway Co. 2.95%, 11/21/24	25,000	26,599
2.75%, 3/1/26	100,000	107,138

Canadian Natural Resources Ltd. 3.80%, 4/15/24(b)	50,000	53,460
3.85%, 6/1/27	25,000	27,561

CNOOC Petroleum North America ULC 5.88%, 3/10/35	65,000	81,356
6.40%, 5/15/37	25,000	33,532
7.50%, 7/30/39	63,000	96,071

Enbridge, Inc. 4.25%, 12/1/26	25,000	28,224

Kinross Gold Corp. 4.50%, 7/15/27	55,000	63,260

Magna International, Inc. 3.63%, 6/15/24	5,000	5,398

Nutrien Ltd. 3.15%, 10/1/22	43,000	44,000
2.95%, 5/13/30	90,000	96,284
5.63%, 12/1/40	5,000	6,973
5.25%, 1/15/45	18,000	24,309
3.95%, 5/13/50	50,000	58,825

Rogers Communications, Inc. 3.00%, 3/15/23	23,000	23,745
4.50%, 3/15/43	25,000	29,393
5.00%, 3/15/44	25,000	31,463

Royal Bank of Canada 2.75%, 2/1/22	50,000	50,519
2.80%, 4/29/22	50,000	50,865
3.70%, 10/5/23	25,000	26,710
2.25%, 11/1/24	25,000	26,226

TELUS Corp. 2.80%, 2/16/27	50,000	53,681
4.60%, 11/16/48	5,000	6,464

Toronto-Dominion Bank (The) 0.75%, 6/12/23	10,000	10,076
0.75%, 9/11/25	25,000	24,823

TransCanada PipeLines Ltd. 4.25%, 5/15/28	64,000	73,596
4.63%, 3/1/34	28,000	33,126
5.85%, 3/15/36	29,000	38,435

Total Canada		1,667,668

China – 0.1%

Alibaba Group Holding Ltd. 3.40%, 12/6/27	25,000	27,257

Baidu, Inc. 1.72%, 4/9/26	200,000	202,422

Total China		229,679

France – 0.0%

Sanofi 3.63%, 6/19/28	5,000	5,721

TotalEnergies Capital International S.A. 3.46%, 7/12/49	20,000	21,969

Total France		27,690

Germany – 0.1%

Deutsche Bank AG 3.70%, 5/30/24	25,000	26,758

Deutsche Telekom International Finance B.V. 8.75%, 6/15/30	15,000	22,579
9.25%, 6/1/32	50,000	82,200

Total Germany		131,537

Japan – 0.3%

Mitsubishi UFJ Financial Group, Inc. 3.46%, 3/2/23	25,000	26,170
3.76%, 7/26/23	54,000	57,432
3.41%, 3/7/24	25,000	26,737
3.78%, 3/2/25	5,000	5,477
3.96%, 3/2/28	45,000	51,246
3.74%, 3/7/29	40,000	45,183
4.15%, 3/7/39(b)	25,000	30,093

Sumitomo Mitsui Financial Group, Inc. 2.78%, 10/18/22	50,000	51,427
3.45%, 1/11/27(b)	25,000	27,624
3.35%, 10/18/27	23,000	25,384
3.20%, 9/17/29	50,000	53,581
2.14%, 9/23/30	155,000	152,119

Takeda Pharmaceutical Co., Ltd. 3.03%, 7/9/40	25,000	25,745

Total Japan		578,218

Netherlands – 0.2%

Cooperatieve Rabobank UA 5.25%, 5/24/41	109,000	153,750

Shell International Finance B.V. 3.40%, 8/12/23	47,000	49,825
3.25%, 5/11/25	100,000	108,495
2.38%, 11/7/29	100,000	104,531
5.50%, 3/25/40	27,000	37,746

Total Netherlands		454,347

Norway – 0.2%

Equinor ASA 2.45%, 1/17/23	106,000	109,144
2.65%, 1/15/24	5,000	5,247
3.70%, 3/1/24	137,000	147,712
3.00%, 4/6/27	25,000	27,148
3.63%, 9/10/28	149,000	168,759
5.10%, 8/17/40	19,000	25,595
4.80%, 11/8/43	25,000	32,940

Total Norway		516,545

Peru – 0.0%

Southern Copper Corp. 6.75%, 4/16/40	5,000	7,140

See Notes to Financial Statements.

70	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value

Spain – 0.1%

Telefonica Emisiones S.A. 7.05%, 6/20/36	$9,000	$13,114

Telefonica Europe B.V. 8.25%, 9/15/30	147,000	215,525

Total Spain		228,639

Switzerland – 0.1%

Credit Suisse Group AG 4.55%, 4/17/26	192,000	217,642

Novartis Capital Corp. 3.10%, 5/17/27	60,000	65,831
3.70%, 9/21/42	15,000	17,752

Syngenta Finance N.V. 3.13%, 3/28/22	19,000	19,249

Total Switzerland		320,474

United Kingdom – 1.1%

AstraZeneca PLC 3.38%, 11/16/25	15,000	16,444
4.00%, 1/17/29	25,000	28,881
4.38%, 11/16/45	50,000	64,671

Barclays PLC
4.34%, 5/16/24, (4.338% fixed rate until 5/16/23; 3-month U.S. dollar London Interbank Offered Rate + 1.356% thereafter)(c)	200,000	212,306

BAT Capital Corp. 3.22%, 8/15/24	150,000	159,237
3.22%, 9/6/26	25,000	26,727
4.39%, 8/15/37	50,000	54,474

BP Capital Markets PLC 3.54%, 11/4/24	95,000	103,025
3.28%, 9/19/27(b)	24,000	26,508
3.72%, 11/28/28	45,000	50,748

British Telecommunications PLC 9.63%, 12/15/30	124,000	191,759

CNH Industrial N.V. 4.50%, 8/15/23	20,000	21,453

Diageo Capital PLC 2.13%, 4/29/32	30,000	30,340

GlaxoSmithKline Capital, Inc. 2.80%, 3/18/23	100,000	103,886
3.38%, 5/15/23	19,000	19,993

HSBC Holdings PLC 3.90%, 5/25/26	25,000	27,808
4.95%, 3/31/30	175,000	211,745
7.63%, 5/17/32	64,000	90,871
6.80%, 6/1/38	100,000	144,520

Lloyds Banking Group PLC
1.63%, 5/11/27, (1.627% fixed rate until 5/11/26; 1-year Constant Maturity Treasury Rate + 0.85% thereafter)(c)	200,000	200,976
3.57%, 11/7/28, (3.574% fixed rate until 11/7/27; 3-month U.S. dollar London Interbank Offered Rate + 1.205% thereafter)(c)	50,000	54,944

Reynolds American, Inc. 7.25%, 6/15/37	23,000	31,571
5.85%, 8/15/45	10,000	12,404

Santander UK Group Holdings PLC
1.09%, 3/15/25, (1.089% fixed rate until 3/15/24; Secured Overnight Financing Rate + 0.787% thereafter)(c)	250,000	250,950

Unilever Capital Corp. 5.90%, 11/15/32	5,000	6,918

Vodafone Group PLC 4.13%, 5/30/25	50,000	55,694
4.38%, 2/19/43	34,000	40,429
5.25%, 5/30/48	30,000	40,011

Total United Kingdom		2,279,293
TOTAL FOREIGN CORPORATE BONDS (Cost: $6,962,006)		7,254,785

FOREIGN GOVERNMENT AGENCIES – 0.7%

Canada – 0.3%

Export Development Canada 2.50%, 1/24/23	10,000	10,325
1.38%, 2/24/23	50,000	50,891
2.75%, 3/15/23	30,000	31,175

Province of Alberta Canada 3.30%, 3/15/28	95,000	107,107

Province of British Columbia Canada 2.00%, 10/23/22	110,000	112,283
2.25%, 6/2/26	25,000	26,650

Province of New Brunswick Canada 3.63%, 2/24/28	20,000	23,013

Province of Ontario Canada 3.20%, 5/16/24	110,000	118,068

Province of Quebec Canada 2.63%, 2/13/23	9,000	9,315
2.88%, 10/16/24, Series QO	55,000	59,010
1.50%, 2/11/25, Series QX	20,000	20,591
2.50%, 4/20/26	50,000	53,809
7.50%, 9/15/29, Series PD	31,000	44,992

Total Canada		667,229

Germany – 0.4%

Kreditanstalt fuer Wiederaufbau 2.13%, 1/17/23	133,000	136,608
2.63%, 2/28/24	225,000	237,659
2.50%, 11/20/24	33,000	35,103
0.63%, 1/22/26	100,000	99,559
2.88%, 4/3/28	40,000	44,605

Landwirtschaftliche Rentenbank 1.75%, 7/27/26(b)	90,000	94,020
0.88%, 9/3/30	105,000	100,965

Total Germany		748,519
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $1,395,786)		1,415,748

FOREIGN GOVERNMENT OBLIGATIONS – 1.0%

Canada – 0.0%

Canada Government International Bond 2.00%, 11/15/22	20,000	20,447

See Notes to Financial Statements.

WisdomTree Trust	71

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value

Hungary – 0.0%

Hungary Government International Bond 5.38%, 2/21/23	$50,000	$53,667
5.38%, 3/25/24	18,000	20,173

Total Hungary		73,840

Indonesia – 0.1%

Indonesia Government International Bond 3.50%, 2/14/50	165,000	172,707

Italy – 0.1%

Republic of Italy Government International Bond 5.38%, 6/15/33	136,000	174,854

Mexico – 0.1%

Mexico Government International Bond 4.00%, 10/2/23	31,000	33,391
6.75%, 9/27/34, Series MTNA	25,000	33,879
5.75%, 10/12/2110	168,000	205,506

Total Mexico		272,776

Panama – 0.2%

Panama Government International Bond 8.88%, 9/30/27	219,000	303,503
6.70%, 1/26/36	50,000	68,728

Total Panama		372,231

Peru – 0.1%

Peruvian Government International Bond 4.13%, 8/25/27	144,000	162,323
2.78%, 1/23/31	50,000	51,182
8.75%, 11/21/33	25,000	39,428
5.63%, 11/18/50	50,000	69,769

Total Peru		322,702

Philippines – 0.2%

Philippine Government International Bond 7.75%, 1/14/31	100,000	148,366
3.95%, 1/20/40	200,000	228,130

Total Philippines		376,496

Poland – 0.1%

Republic of Poland Government International Bond 3.00%, 3/17/23	99,000	103,177
3.25%, 4/6/26	72,000	79,481

Total Poland		182,658

Uruguay – 0.1%

Uruguay Government International Bond 5.10%, 6/18/50	53,000	70,966
4.98%, 4/20/55	124,000	163,746

Total Uruguay		234,712
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $2,095,091)		2,203,423

SUPRANATIONAL BONDS – 1.5%

Asian Development Bank 2.75%, 3/17/23	9,000	9,358
1.50%, 10/18/24	275,000	283,673
2.00%, 1/22/25	5,000	5,246
0.63%, 4/29/25	150,000	150,198
0.50%, 2/4/26	300,000	296,862
2.50%, 11/2/27	20,000	21,779

Asian Infrastructure Investment Bank (The) 2.25%, 5/16/24	200,000	209,870

Corporacion Andina de Fomento 3.25%, 2/11/22	50,000	50,641

European Investment Bank 2.25%, 3/15/22	14,000	14,162
2.50%, 3/15/23	291,000	301,403
0.25%, 9/15/23	250,000	249,993
3.25%, 1/29/24	14,000	14,977
0.38%, 12/15/25	15,000	14,804
2.13%, 4/13/26	25,000	26,566
2.38%, 5/24/27	94,000	101,547
4.88%, 2/15/36	25,000	35,213

Inter-American Development Bank 1.75%, 9/14/22	141,000	143,360
2.50%, 1/18/23	9,000	9,292
1.75%, 3/14/25	65,000	67,683
0.63%, 7/15/25	200,000	200,006
3.88%, 10/28/41	80,000	104,885
3.20%, 8/7/42	25,000	29,752

International Bank for Reconstruction & Development 2.13%, 2/13/23	5,000	5,142
2.50%, 11/25/24, Series GDIF	114,000	121,321
2.13%, 3/3/25, Series GDIF	50,000	52,719
0.63%, 4/22/25	250,000	250,405
2.50%, 7/29/25, Series GDIF	184,000	197,235
0.50%, 10/28/25	10,000	9,930
2.50%, 11/22/27, Series GDIF	154,000	167,889

International Finance Corp. 1.38%, 10/16/24	60,000	61,652
TOTAL SUPRANATIONAL BONDS (Cost: $3,167,931)		3,207,563

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.0%

United States – 2.0%
Banc of America Commercial Mortgage Trust
3.17%, 7/15/49, Series 2016-UB10, Class A4	100,000	108,073

Bank
2.85%, 10/17/52, Series 2019-BN21, Class A5	75,000	81,048
3.44%, 9/15/60, Series 2017-BNK7, Class A5	105,000	116,456
2.40%, 1/15/63, Series 2020-BN25, Class A4	150,000	156,710
2.14%, 3/15/63, Series 2020-BN28, Class AS	100,000	101,039

Benchmark Mortgage Trust
2.91%, 9/15/43, Series 2020-IG1, Class AS^(c)	60,000	64,272
4.02%, 3/15/52, Series 2019-B9, Class A5	60,000	69,191

See Notes to Financial Statements.

72	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value

Commercial Mortgage Trust
3.60%, 5/10/47, Series 2014-CR17, Class ASB	$29,452	$30,506
3.21%, 3/10/48, Series 2015-CR22, Class A3	95,000	95,746
3.63%, 10/10/48, Series 2015-CR26, Class A4	250,000	274,190

CSAIL Commercial Mortgage Trust
4.10%, 4/15/51, Series 2018-CX11, Class A3	100,000	108,355

Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates 2.87%, 12/25/21, Series K017, Class A2	41,304	41,418
2.48%, 3/25/25, Series K049, Class A1	10,177	10,488
3.75%, 8/25/25, Series K733, Class A2	100,000	109,894
3.00%, 12/25/25, Series K053, Class A2	200,000	216,831
2.62%, 8/25/26, Series K057, Class AM	100,000	107,104
3.43%, 1/25/27, Series K063, Class A2^(c)	70,000	78,270
3.69%, 1/25/29, Series K088, Class A2	115,000	133,370
2.52%, 10/25/29, Series K101, Class A2	50,000	54,393
3.99%, 8/25/33, Series K157, Class A3^(c)	70,000	85,419
1.24%, 1/25/35, Series K-1516, Class A1	294,922	287,318

Federal National Mortgage Association Alternative Credit Enhancement Securities
3.19%, 7/25/23, Series 2014-M1, Class A2^(c)	68,115	70,283
2.49%, 5/25/26, Series 2016-M6, Class A2	57,210	61,014
2.56%, 12/25/26, Series 2017-M3, Class A2^(c)	44,502	47,651
3.15%, 3/25/28, Series 2018-M4, Class A2^(c)	24,046	26,727
2.44%, 10/25/29, Series 2020-M1, Class A2	200,000	216,841
3.09%, 2/25/30, Series 2018-M3, Class A1^(c)	18,280	19,703
1.78%, 5/25/30, Series 2020-M14, Class A2	125,000	128,544
3.61%, 2/25/31, Series 2019-M4, Class A2	250,000	294,529

GS Mortgage Securities Trust
3.00%, 9/1/52, Series 2019-GC42, Class A4	50,000	54,325
2.66%, 2/13/53, Series 2020-GC45, Class A4	100,000	106,060

JPMBB Commercial Mortgage Securities Trust
4.08%, 2/15/47, Series 2014-C18, Class A5	50,000	53,541

Morgan Stanley Bank of America Merrill Lynch Trust
3.10%, 5/15/46, Series 2013-C9, Class A4	105,000	108,991
3.60%, 5/15/50, Series 2017-C33, Class A5	250,000	277,970

Morgan Stanley Capital I Trust
3.52%, 7/15/52, Series 2019-H7, Class AS	100,000	110,375

UBS Commercial Mortgage Trust
4.30%, 8/15/51, Series 2018-C12, Class A5	50,000	58,139
4.08%, 12/15/51, Series 2018-C15, Class A3	50,000	56,506

Wells Fargo Commercial Mortgage Trust
3.79%, 9/15/48, Series 2015-SG1, Class A4	98,674	106,710
3.64%, 3/15/50, Series 2017-RB1, Class A5	68,000	75,840
2.40%, 7/15/53, Series 2020-C58, Class AS	100,000	102,200

WFRBS Commercial Mortgage Trust
4.02%, 12/15/46, Series 2013-C17, Class A4	100,000	106,701
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $4,312,033)		4,412,741

MUNICIPAL BONDS – 0.6%

United States – 0.6%

Bay Area Toll Authority 7.04%, 4/1/50, Series S1-SUB	25,000	45,175

Chicago Transit Authority Sales & Transfer Tax Receipts Revenue 6.90%, 12/1/40, Series B	50,000	72,404

City of Houston, TX 3.96%, 3/1/47	100,000	120,744

New Jersey Transportation Trust Fund Authority 5.75%, 12/15/28, Series C	45,000	54,138

New York City Water & Sewer System 5.44%, 6/15/43	100,000	149,281

Port Authority of New York & New Jersey 5.65%, 11/1/40	100,000	143,564
4.81%, 10/15/65, Series 192	25,000	35,762

Port of Morrow, OR 2.54%, 9/1/40	20,000	20,376

Sales Tax Securitization Corp. 3.82%, 1/1/48	150,000	169,972

State of California 7.55%, 4/1/39	190,000	327,098

State of Mississippi 5.25%, 11/1/34	75,000	97,884

Texas Transportation Commission 2.56%, 4/1/42	20,000	20,288

Texas Transportation Commission State Highway Fund 5.18%, 4/1/30, Series B-BUILD	50,000	62,008
4.00%, 10/1/33	20,000	24,492
University of California 3.35%, 7/1/29, Series BD	10,000	11,384
TOTAL MUNICIPAL BONDS (Cost: $1,274,733)		1,354,570

See Notes to Financial Statements.

WisdomTree Trust	73

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

Investments	Principal Amount	Value

ASSET-BACKED SECURITIES – 0.4%

United States – 0.4%

BMW Vehicle Owner Trust
2.51%, 6/25/24, Series 2018-A, Class A4	$4,933	$4,960

CarMax Auto Owner Trust
2.64%, 6/15/23, Series 2018-1, Class A4	29,000	29,206
1.89%, 12/16/24, Series 2020-1, Class A3	5,000	5,075

Ford Credit Auto Lease Trust
2.22%, 10/15/22, Series 2019-B, Class A3	4,419	4,426

Ford Credit Auto Owner Trust
1.04%, 8/15/24, Series 2020-A, Class A3	60,000	60,367

GM Financial Consumer Automobile Receivables Trust
2.46%, 7/17/23, Series 2018-1, Class A4	13,955	13,990
2.65%, 2/16/24, Series 2019-2, Class A3	8,525	8,605
1.49%, 12/16/24, Series 2020-2, Class A3	50,000	50,503

Honda Auto Receivables Owner Trust
1.83%, 1/18/24, Series 2019-4, Class A3	46,608	47,060
0.82%, 7/15/24, Series 2020-2, Class A3	26,000	26,152

Santander Drive Auto Receivables Trust 0.48%, 7/15/24, Series 2020-4, Class A3	75,000	75,081

World Omni Auto Receivables Trust
0.82%, 1/15/26, Series 2020-B, Class A4	500,000	504,666
TOTAL ASSET-BACKED SECURITIES (Cost: $830,026)		830,091

REPURCHASE AGREEMENT – 7.2%

United States – 7.2%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/21 (tri-party custodian: The Bank of New York Mellon Corp.), 0.06% due 9/1/21; Proceeds at maturity – $15,426,526 (fully collateralized by Freddie Mac Pool, 1.50% – 4.00% due 8/1/51; Market value including accrued interest – $16,198,430)

(Cost: $15,426,500)	15,426,500	15,426,500

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.4%

United States – 0.4%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(e)
(Cost: $878,573)	878,573	878,573

TOTAL INVESTMENTS IN SECURITIES – 106.1% (Cost: $222,629,900)		228,538,492

Other Assets less Liabilities – (6.1)%		(13,208,899)

NET ASSETS – 100.0%		$215,329,593

^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)	To-be-announced (“TBA”) security (See Note 2). TBA securities are non-income producing.

(b)

Security, or portion thereof, was on loan at August 31, 2021 (See Note 2). At August 31, 2021, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $1,200,542 and the total market value of the collateral held by the Fund was $1,235,966. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $357,393.

(c)	Rate shown reflects the accrual rate as of August 31, 2021 on securities with variable or step rates.

(d)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Rate shown represents annualized 7-day yield as of August 31, 2021.

See Notes to Financial Statements.

74	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	300	12/31/21	$(66,098,438)	$(24,493)
5 Year U.S. Treasury Note	851	12/31/21	(105,284,656)	(182,470)
U.S. Treasury Ultra Long Term Bond	140	12/21/21	(27,619,375)	(57,000)
Ultra 10 Year U.S. Treasury Note	216	12/21/21	(31,971,375)	(152,078)
			$(230,973,844)	$(416,041)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2021 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Agencies	$—	$60,781,839	$—	$60,781,839
U.S. Government Obligations	—	81,243,777	—	81,243,777
U.S. Corporate Bonds	—	49,528,882	—	49,528,882
Foreign Corporate Bonds	—	7,254,785	—	7,254,785
Foreign Government Agencies	—	1,415,748	—	1,415,748
Foreign Government Obligations	—	2,203,423	—	2,203,423
Supranational Bonds	—	3,207,563	—	3,207,563
Commercial Mortgage-Backed Securities	—	4,412,741	—	4,412,741
Municipal Bonds	—	1,354,570	—	1,354,570
Asset-Backed Securities	—	830,091	—	830,091
Repurchase Agreement	—	15,426,500	—	15,426,500
Investment of Cash Collateral for Securities Loaned	—	878,573	—	878,573
Total Investments in Securities	$—	$228,538,492	$—	$228,538,492
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(416,041)	$—	$—	$(416,041)
Total – Net	$(416,041)	$228,538,492	$—	$228,122,451
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	75

Schedule of Investments

WisdomTree Mortgage Plus Bond Fund (MTGP)

August 31, 2021

Investments	Principal Amount	Value

ASSET-BACKED SECURITIES – 1.5%

United States – 1.5%

Navient Private Education Refi Loan Trust 3.90%, 1/15/43, Series 2019-A, Class B(a)	$284,000	$295,143

Sofi Consumer Loan Program Trust 3.65%, 2/25/27, Series 2018-1, Class B(a)	129,074	130,543
3.79%, 4/26/27, Series 2018-2, Class B(a)	132,555	133,518
4.02%, 8/25/27, Series 2018-3, Class B(a)	57,609	58,218
TOTAL ASSET-BACKED SECURITIES (Cost: $618,419)		617,422

COLLATERALIZED LOAN OBLIGATIONS – 5.3%

Cayman Islands – 4.7%

Apidos XXXVI
1.00%, 7/20/34, Series 2021-36A, Class C (3-month U.S. dollar London Interbank Offered Rate + 2.000%)(a)(b)	350,000	350,210

Ares XLVII Ltd.
1.88%, 4/15/30, Series 2018-47A, Class C, (3-month U.S. dollar London Interbank Offered Rate + 1.75%)(a)(b)	400,000	400,202

LCM 28 Ltd.
2.28%, 10/20/30, Series 28A, Class C, (3-month U.S. dollar London Interbank Offered Rate + 2.15%)(a)(b)	400,000	400,241

Neuberger Berman Loan Advisers Ltd.
1.83%, 1/20/32, Series 2019-32A, Class CR, (3-month U.S. dollar London Interbank Offered Rate + 1.70%)(a)(b)	500,000	500,254

TCW Ltd.
2.53%, 4/25/31, Series 2018-1A, Class B2R2, (3-month U.S. dollar London Interbank Offered Rate + 2.40%)(a)(b)	250,000	250,237

Total Cayman Islands		1,901,144

Morocco – 0.6%

OCP S.A.

1.21%, 4/26/31, Series 2014-5A, Class A1R, (3-month U.S. dollar London Interbank Offered Rate + 1.08%)(a)(b)	250,000	250,276
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost: $2,110,780)		2,151,420

COLLATERALIZED MORTGAGE OBLIGATIONS – 43.3%

CSMC Trust
3.90%, 10/25/44, Series 2014-WIN2, Class B1^(a)(b)	164,821	167,867

Federal Home Loan Mortgage Corp. REMIC 6.00%, 2/15/22, Series 2416, Class PG	13,414	13,517
6.00%, 2/15/22, Series 2418, Class MB	2,418	2,433
7.40%, 5/15/23, Series 1517, Class J	8,351	8,643
4.50%, 7/15/25, Series 3000, Class BC	32,699	34,109
4.00%, 5/15/28, Series 4669, Class EV	196,875	205,912
6.00%, 7/15/29, Series 2175, Class TH	49,935	55,905
6.00%, 5/15/32, Series 2448, Class ZQ	67,559	76,151
3.00%, 8/15/32, Series 4092, Class AY	200,000	216,398
6.00%, 8/15/32, Series 2485, Class WG	22,289	25,705
5.00%, 11/15/32, Series 2519, Class NU	917,663	1,010,219
5.50%, 11/15/32, Series 2519, Class ZD	8,501	9,651
5.50%, 11/15/32, Series 2520, Class PH	160,336	184,254
2.50%, 1/15/33, Series 4332, Class CU	168,365	170,913
0.55%, 6/15/34, Series 2812, Class MF, (1-month U.S. dollar London Interbank Offered Rate + 0.450%)^(b)	196,148	198,139
5.50%, 9/15/34, Series 2861, Class Z	10,755	12,604
5.00%, 11/15/34, Series 2893, Class PE	47,900	54,300
6.00%, 11/15/36, Series 3244, Class LZ	262	300
0.41%, 3/15/37, Series 3284, Class LF, (1-month U.S. dollar London Interbank Offered Rate + 0.310%)^(b)	546,812	550,117
5.00%, 1/15/40, Series 3626, Class ME	467,000	532,209
5.00%, 4/15/40, Series 3658, Class CZ	369,665	448,969
4.00%, 1/15/41, Series 4179, Class AZ	598,514	655,426
3.50%, 5/15/41, Series 4229, Class MA	80,239	84,132
3.00%, 12/15/41, Series 4273, Class GM	91,151	95,319
2.00%, 1/15/42, Series 4112, Class CP	27,222	27,866
4.50%, 9/15/42, Series 4671, Class JM	128,183	133,966
3.50%, 3/15/43, Series 4402, Class PE	12,851	13,047
3.00%, 5/15/43, Series 4322, Class DJ	110,468	114,042
3.00%, 6/15/44, Series 4483, Class CA	258,921	271,305
2.25%, 8/15/44, Series 4406, Class AC	98,425	100,689
3.50%, 9/15/46, Series 4774, Class LP	109,845	114,141
3.00%, 4/25/49, Series 4908, Class BD	381,280	394,691

Federal Home Loan Mortgage Corp. STRIPS 3.00%, 9/15/42, Series 280, Class 30	414,098	445,002

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
2.38%, 9/25/30, Series 2018-HQA1, Class M2, (1-month U.S. dollar London Interbank Offered Rate + 2.30%)^(b)	154,381	156,533

Federal National Mortgage Association REMIC 6.68%, 1/25/23, Series G93-1, Class K	4,323	4,420
6.00%, 8/25/23, Series 1996-8, Class C	6,492	6,663
6.50%, 9/25/23, Series 1993-169, Class L	11,754	12,350
3.50%, 8/25/26, Series 2011-80, Class HE	268,164	281,443
2.00%, 11/25/30, Series 2015-93, Class AD	164,213	170,351
6.50%, 10/25/31, Series 2001-52, Class YZ	1,340	1,571
3.00%, 6/25/33, Series 2014-36, Class QA	70,464	73,635
4.00%, 8/25/33, Series 2014-58, Class VM	100,000	106,622
4.50%, 10/25/34, Series 2004-75, Class ZG	7,879	8,792
0.33%, 5/25/35, Series 2005-40, Class FB, (1-month U.S. dollar London Interbank Offered Rate + 0.250%)^(b)	104,144	103,791
4.75%, 8/25/35, Series 2005-80, Class SZ	106,754	123,218
6.00%, 7/25/36, Series 2006-62, Class PZ	131,371	199,080
4.50%, 10/25/36, Series 2009-19, Class PW	40,908	45,827
0.33%, 12/25/36, Series 2006-120, Class PF, (1-month U.S. dollar London Interbank Offered Rate + 0.250%)^(b)	100,664	100,226
5.50%, 2/25/37, Series 2007-6, Class PA	17,648	19,283
4.25%, 4/25/37, Series 2007-30, Class ZM	252,549	306,792
5.00%, 4/25/37, Series 2007-26, Class JZ	261,486	295,491
5.00%, 3/25/38, Series 2008-16, Class EA	7,667	8,733
6.00%, 8/25/39, Series 2009-62, Class Z	265,664	322,556
5.00%, 11/25/39, Series 2009-89, Class PH	118,000	137,300

See Notes to Financial Statements.

76	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Mortgage Plus Bond Fund (MTGP)

August 31, 2021

Investments	Principal Amount	Value
5.00%, 7/25/40, Series 2010-80, Class PZ	$261,860	$311,505
5.00%, 9/25/40, Series 2010-102, Class PN	173,762	197,393
1.75%, 11/25/40, Series 2012-51, Class GU	400,000	412,158
3.00%, 2/25/41, Series 2011-134, Class NJ	106,338	110,051
2.50%, 5/25/41, Series 2012-131, Class DZ	42,922	43,755
5.00%, 6/25/41, Series 2011-52, Class GB	188,837	215,825
2.50%, 9/25/41, Series 2011-127, Class JC	42,034	42,590
5.25%, 9/25/41, Series 2011-84, Class PZ	337,705	398,868
3.00%, 3/25/42, Series 2016-21, Class BA	100,212	101,690
1.75%, 6/25/42, Series 2013-37, Class JA	226,888	230,096
2.50%, 11/25/42, Series 2012-152, Class TB	231,000	247,506
3.00%, 2/25/43, Series 2013-1, Class JZ	109,165	115,377
3.00%, 3/25/44, Series 2015-42, Class CA	268,935	276,268
3.00%, 4/25/45, Series 2015-23, Class HZ	484,794	521,887
3.00%, 3/25/46, Series 2016-9, Class D	206,040	218,231
2.50%, 9/25/46, Series 2016-63, Class CA	100,975	101,710

Government National Mortgage Association 5.00%, 7/16/33, Series 2003-60, Class ZG	62,316	69,549
5.00%, 6/20/35, Series 2005-46, Class YX	154,880	180,439
5.50%, 4/20/37, Series 2007-24, Class PC	75,927	81,511
5.50%, 5/20/38, Series 2008-42, Class QB	76,233	87,396
2.00%, 8/20/39, Series 2011-52, Class KY	86,390	88,272
4.50%, 9/16/40, Series 2010-125, Class BZ, REMIC	311,954	341,904
3.00%, 7/16/41, Series 2011-135, Class WH	170,628	176,142
4.00%, 3/20/44, Series 2014-43, Class Z	605,116	725,891
3.75%, 4/16/44, Series 2014-60, Class AL	250,000	282,511
3.00%, 11/20/45, Series 2015-165, Class ZE	118,802	130,822

GS Mortgage-Backed Securities Trust
3.50%, 5/25/50, Series 2020-PJ1, Class A6^(a)(b)	14,575	14,574

JP Morgan Mortgage Trust
3.59%, 5/25/45, Series 2015-3, Class B3^(a)(b)	154,858	157,339
3.92%, 12/25/48, Series 2018-6, Class B2^(a)(b)	276,664	283,488
3.45%, 5/25/50, Series 2019-9, Class B2A^(a)(b)	290,240	300,136
4.43%, 5/25/50, Series 2019-INV3, Class B3^(a)(b)	224,489	233,671
3.73%, 11/25/50, Series 2020-4, Class B2^(a)(b)	292,891	302,021
3.65%, 12/25/50, Series 2020-5, Class B1^(a)(b)	244,315	254,804

Provident Funding Mortgage Trust
3.27%, 2/25/50, Series 2020-1, Class B1^(a)(b)	386,922	399,582

RCKT Mortgage Trust
3.00%, 2/25/50, Series 2020-1, Class A13^(a)(b)	263,447	267,422

Seasoned Loans Structured Transaction Trust 2.75%, 9/25/29, Series 2019-2, Class A2C	455,000	477,586

Sequoia Mortgage Trust
4.00%, 2/25/48, Series 2018-CH1, Class A1^(a)(b)	50,671	51,461

Verus Securitization Trust
2.99%, 5/25/60, Series 2020-2, Class A2^(a)(b)	300,000	305,988
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost: $17,621,464)		17,670,037

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.9%

United States – 4.9%

Bank
2.90%, 8/15/31, Series 2021-BN35, Class C^(b)	350,000	358,506
1.46%, 11/15/53, Series 2020-BN29, Class XA^(b)(c)	4,475,348	456,362

Benchmark Mortgage Trust
2.50%, 12/15/62, Series 2019-B14, Class D(a)	380,000	353,344

Cantor Commercial Real Estate Lending
2.50%, 1/15/53, Series 2019-CF3, Class D^(a)(b)	250,000	224,868

Washington State Housing Finance Commission
0.73%, 12/20/35, Series 2021-1, Class X^(b)(c)	6,278,184	391,256

WFRBS Commercial Mortgage Trust
4.23%, 8/15/47, Series 2014-C21, Class C^(b)	200,000	202,917
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $1,959,658)		1,987,253

U.S. GOVERNMENT AGENCIES – 44.4%

Federal Home Loan Mortgage Corporation – 2.7%
4.00%, 1/1/42	297,462	329,235
3.50%, 8/1/46	316,615	342,625
3.50%, 9/1/47	395,524	428,398

Total Federal Home Loan Mortgage Corporation		1,100,258

Federal National Mortgage Association – 7.3%
4.00%, 11/1/43	364,566	402,377
4.00%, 5/1/47	305,344	336,463
4.00%, 12/1/47	315,218	347,449
4.00%, 10/1/48	1,124,913	1,238,094
4.00%, 4/1/55	481,757	549,768
4.50%, 6/1/56	96,270	108,917

Total Federal National Mortgage Association		2,983,068

Government National Mortgage Association – 17.6%
3.50%, 7/20/47	600,436	649,347
4.50%, 5/20/49	118,711	126,493
2.50%, 9/21/51(d)	2,000,000	2,074,219
2.50%, 10/21/51(d)	1,690,000	1,749,260
3.00%, 10/21/51(d)	2,450,000	2,557,283

Total Government National Mortgage Association		7,156,602

See Notes to Financial Statements.

WisdomTree Trust	77

Schedule of Investments (concluded)

WisdomTree Mortgage Plus Bond Fund (MTGP)

August 31, 2021

Investments	Principal Amount	Value

Uniform Mortgage-Backed Securities – 16.8%
2.00%, 10/14/51(d)	$3,288,000	$3,326,921
2.50%, 10/14/51(d)	3,393,000	3,517,591

Total Uniform Mortgage-Backed Securities		6,844,512
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $17,934,022)		18,084,440

TOTAL INVESTMENTS IN SECURITIES – 99.4% (Cost: $40,244,343)		40,510,572

Other Assets less Liabilities – 0.6%		242,978

NET ASSETS – 100.0%		$40,753,550

^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Rate shown reflects the accrual rate as of August 31, 2021 on securities with variable or step rates.

(c)

Interest-only security. The principal amount shown is a notional amount representing the outstanding principal of the underlying debt obligation(s). Holders of interest-only securities do not receive principal payments on the underlying debt obligation(s).

(d)	To-be-announced (“TBA”) security (See Note 2). TBA securities are non-income producing.

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
5 Year U.S. Treasury Note	2	12/31/21	$(247,438)	$(672)
10 Year U.S. Treasury Note	15	12/21/21	(2,001,797)	(6,230)
			$(2,249,235)	$(6,902)

Long Exposure
2 Year U.S. Treasury Note	5	12/31/21	$1,101,641	$781
			$1,101,641	$781
Total – Net			$(1,147,594)	$(6,121)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2021 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Asset-Backed Securities	$—	$617,422	$—	$617,422
Collateralized Loan Obligations	—	2,151,420	—	2,151,420
Collateralized Mortgage Obligations	—	17,670,037	—	17,670,037
Commercial Mortgage-Backed Securities	—	1,987,253	—	1,987,253
U.S. Government Agencies	—	18,084,440	—	18,084,440
Total Investments in Securities	$—	$40,510,572	$—	$40,510,572
Financial Derivative Instruments
Futures Contracts[1]	$781	$—	$—	$781
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(6,902)	$—	$—	$(6,902)
Total – Net	$(6,121)	$40,510,572	$—	$40,504,451
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

78	WisdomTree Trust

Schedule of Investments

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 45.3%

Federal Farm Credit Bank – 0.5%
2.02%, 4/1/31	$2,000,000	$2,018,760
1.79%, 6/22/35	500,000	489,845
1.65%, 7/23/35	1,500,000	1,450,200
1.95%, 8/13/40	1,500,000	1,446,300

Total Federal Farm Credit Bank		5,405,105

Federal Home Loan Bank – 0.9%
3.25%, 11/16/28	1,200,000	1,374,576
5.50%, 7/15/36	5,900,000	8,830,412

Total Federal Home Loan Bank		10,204,988

Federal Home Loan Mortgage Corporation – 7.5%
6.75%, 9/15/29, Series GDIF	280,000	402,702
2.50%, 4/1/30	2,182,581	2,286,592
3.00%, 5/1/30	663,254	698,832
6.75%, 3/15/31	5,500,000	8,144,070
6.25%, 7/15/32	13,109,000	19,481,416
3.00%, 1/1/33	1,699,449	1,794,464
3.00%, 5/1/33	2,312,705	2,438,086
4.00%, 11/1/33	51,523	54,767
5.50%, 12/1/33	305,465	350,582
6.50%, 3/1/36	204,624	236,803
5.00%, 6/1/37	1,749	1,996
6.00%, 9/1/37	167,023	194,370
5.50%, 2/1/40	6,773	7,843
4.50%, 8/1/40	128,953	143,971
4.00%, 11/1/40	10,161	11,177
5.00%, 3/1/41	209,764	239,486
5.50%, 6/1/41	200,480	231,763
5.00%, 7/1/41	5,839	6,666
3.50%, 10/1/41	344,595	372,960
3.50%, 2/1/42	142,090	153,820
5.00%, 2/1/42	282,901	322,052
4.00%, 4/1/42	501,332	553,114
4.50%, 5/1/42	205,189	228,891
3.50%, 6/1/42	35,106	37,965
3.50%, 8/1/42	162,954	176,221
3.50%, 9/1/42	205,355	222,072
3.00%, 3/1/43	286,804	305,435
3.00%, 4/1/43	182,510	194,366
3.00%, 7/1/43	740,059	799,343
3.50%, 7/1/43	235,833	255,293
3.00%, 8/1/43	55,516	59,122
4.00%, 8/1/43	19,685	21,602
3.50%, 1/1/44	1,221,635	1,322,274
3.00%, 2/1/44	133,840	142,544
3.50%, 2/1/44	97,333	105,364
4.00%, 3/1/44	35,690	39,080
4.00%, 4/1/44	362,541	399,021
3.50%, 5/1/44	144,906	156,045
4.00%, 5/1/44	134,144	146,885
4.50%, 5/1/44	7,794	8,683
3.50%, 7/1/44	40,588	43,709
4.50%, 7/1/44	111,632	124,360
4.00%, 8/1/44	453,459	505,506
3.50%, 10/1/44	14,897	16,043
4.50%, 11/1/44	108,120	120,452
3.50%, 12/1/44	193,906	208,816
3.50%, 1/1/45	39,000	41,998
4.00%, 2/1/45	73,094	79,606
4.00%, 3/1/45	8,643	9,413
3.00%, 4/1/45	12,960	13,715
4.00%, 4/1/45	43,405	47,267
3.00%, 5/1/45	53,361	56,490
3.50%, 5/1/45	85,806	91,991
3.50%, 6/1/45	42,581	45,640
4.00%, 6/1/45	123,350	134,339
3.00%, 7/1/45	14,100	14,923
3.00%, 8/1/45	59,374	62,856
3.50%, 8/1/45	577,705	625,019
4.00%, 9/1/45	71,605	77,975
3.50%, 10/1/45	85,193	91,335
4.00%, 10/1/45	75,359	82,073
3.50%, 11/1/45	42,765	45,848
4.00%, 11/1/45	59,953	65,294
4.50%, 11/1/45	492,438	548,523
3.00%, 12/1/45	55,524	58,780
4.50%, 12/1/45	163,997	182,703
4.00%, 1/1/46	19,255	21,231
4.00%, 2/1/46	99,843	108,735
4.00%, 3/1/46	77,037	83,577
3.00%, 4/1/46	260,937	275,849
3.50%, 4/1/46	399,160	425,871
4.50%, 4/1/46	427,814	476,489
3.50%, 5/1/46	135,458	144,507
3.00%, 6/1/46	59,395	62,810
3.50%, 6/1/46	137,297	146,457
3.00%, 9/1/46	1,300,837	1,378,940
3.50%, 9/1/46	108,641	115,889
2.50%, 10/1/46	61,647	64,519
3.00%, 10/1/46	71,226	76,422
3.50%, 10/1/46	43,839	46,764
3.00%, 11/1/46	548,773	580,135
3.50%, 11/1/46	15,291	16,310
4.00%, 11/1/46	29,888	32,424
4.50%, 11/1/46	310,067	345,433
3.00%, 12/1/46	241,371	255,165
3.00%, 1/1/47	428,592	453,139
4.00%, 1/1/47	129,989	141,019
4.50%, 1/1/47	401,963	447,744
3.00%, 2/1/47	370,198	391,395
3.00%, 4/1/47	527,728	557,929
3.50%, 4/1/47	237,945	252,667
4.00%, 4/1/47	95,669	102,893
4.00%, 5/1/47	77,407	83,252
4.50%, 5/1/47	19,650	21,488
4.00%, 6/1/47	117,998	126,908
3.50%, 7/1/47	118,012	125,320
4.00%, 7/1/47	210,890	226,879
3.50%, 8/1/47	123,146	130,772
4.00%, 8/1/47	445,566	479,433
4.50%, 8/1/47	109,374	119,607
3.50%, 9/1/47	290,580	308,575
4.50%, 9/1/47	141,108	154,309
4.00%, 10/1/47	364,380	392,007
4.50%, 10/1/47	57,481	62,859

See Notes to Financial Statements.

WisdomTree Trust	79

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value
3.50%, 11/1/47	$399,910	$424,659
3.50%, 12/1/47	206,768	219,573
3.50%, 1/1/48	109,415	116,182
4.50%, 2/1/48	86,569	94,668
3.50%, 5/1/48	162,042	171,988
3.00%, 9/1/48	389,222	411,465
4.00%, 9/1/48	83,784	89,696
4.00%, 10/1/48	477,634	517,944
4.50%, 10/1/48	216,114	233,640
3.00%, 12/1/48	82,596	87,223
4.50%, 2/1/49	952,646	1,040,823
4.50%, 3/1/49	38,324	41,432
5.00%, 3/1/49	22,132	24,206
4.50%, 5/1/49	136,941	148,014
4.00%, 7/1/49	722,879	794,949
4.50%, 7/1/49	153,986	166,438
5.50%, 7/1/49	150,405	167,572
3.50%, 8/1/49	489,965	523,970
3.00%, 10/1/49	765,706	810,909
5.00%, 10/1/49	1,321,399	1,445,969
5.50%, 10/1/49	231,894	258,536
3.00%, 12/1/49	764,195	807,731
3.00%, 2/1/50	550,195	581,189
3.00%, 3/1/50	408,024	431,711
3.00%, 4/1/50	2,344,027	2,467,077
3.50%, 4/1/50	722,326	763,681
2.50%, 5/1/50	686,107	717,941
3.00%, 5/1/50	91,299	95,522
2.50%, 6/1/50	1,723,134	1,792,515
4.00%, 6/1/50	841,890	904,034
2.50%, 7/1/50	323,793	338,106
3.50%, 7/1/50	849,587	898,641
2.50%, 8/1/50	1,427,639	1,483,837
2.50%, 9/1/50	1,515,692	1,574,526
2.00%, 1/1/51	952,390	966,093
2.50%, 2/1/51	916,017	951,604
2.00%, 5/1/51	490,651	497,726
2.50%, 5/1/51	488,531	507,829
1.50%, 6/1/51	2,326,689	2,287,409

Total Federal Home Loan Mortgage Corporation		81,235,162

Federal National Mortgage Association – 14.0%
4.00%, 9/1/25	815,364	867,307
1.88%, 9/24/26	60,000	63,257
0.75%, 10/8/27	60,000	59,154
2.50%, 11/1/30	325,803	342,639
6.63%, 11/15/30	1,945,000	2,826,513
2.50%, 1/1/32	789,955	827,568
2.50%, 2/1/32	135,034	141,623
3.00%, 5/1/32	229,405	242,192
2.50%, 6/1/32	954,305	1,000,874
6.00%, 9/1/32	157,023	181,895
3.00%, 11/1/32	226,547	239,175
6.00%, 12/1/32	309,888	348,790
2.50%, 1/1/33	335,300	351,113
5.00%, 8/1/33	248,717	281,759
5.50%, 10/1/35	32,115	36,991
5.50%, 4/1/37	294,938	339,143
5.63%, 7/15/37	3,405,000	5,238,763
5.00%, 5/1/38	10,411	11,879
6.00%, 5/1/38	28,691	33,706
5.50%, 6/1/38	84,055	96,980
5.50%, 11/1/38	2,086	2,413
4.00%, 8/1/39	59,566	65,513
4.50%, 9/1/39	349,331	390,056
5.00%, 9/1/39	173,180	197,295
4.50%, 11/1/39	87,524	97,727
5.50%, 4/1/40	12,470	14,357
4.50%, 8/1/40	194,145	216,696
4.50%, 9/1/40	125,206	139,748
4.00%, 10/1/40	102,864	113,116
4.00%, 12/1/40	22,738	25,287
3.50%, 1/1/41	182,579	197,579
4.00%, 1/1/41	18,777	20,648
4.00%, 2/1/41	538,543	592,339
4.50%, 2/1/41	58,142	64,895
4.00%, 3/1/41	428,810	471,697
6.00%, 7/1/41	434,950	510,287
4.50%, 8/1/41	153,171	170,836
4.00%, 9/1/41	48,968	53,848
4.50%, 9/1/41	191,415	213,649
5.50%, 9/1/41	45,532	52,641
4.00%, 10/1/41	677,763	759,514
4.00%, 11/1/41	93,008	102,310
4.00%, 12/1/41	80,673	89,739
4.00%, 1/1/42	150,936	166,509
4.50%, 1/1/42	139,790	156,027
6.00%, 1/1/42	259,049	304,376
4.00%, 3/1/42	205,686	226,820
4.00%, 5/1/42	23,626	25,980
3.50%, 6/1/42	276,615	299,092
4.00%, 6/1/42	348,795	383,679
4.00%, 9/1/42	243,277	273,411
3.00%, 10/1/42	313,934	336,876
4.00%, 12/1/42	82,934	91,228
2.50%, 2/1/43	182,893	191,624
4.00%, 2/1/43	135,951	149,500
2.50%, 3/1/43	15,727	16,478
3.00%, 4/1/43	500,595	533,007
2.50%, 5/1/43	60,533	63,341
3.00%, 5/1/43	128,830	137,171
3.50%, 5/1/43	31,950	34,577
3.00%, 6/1/43	301,664	325,700
3.00%, 7/1/43	451,844	488,741
3.50%, 7/1/43	1,117,346	1,222,985
3.00%, 8/1/43	1,722,552	1,855,933
3.50%, 8/1/43	686,089	744,272
4.00%, 8/1/43	37,863	41,523
3.00%, 9/1/43	2,396,467	2,551,632
4.00%, 9/1/43	248,598	273,923
4.50%, 9/1/43	20,923	23,353
3.50%, 10/1/43	156,653	169,533
3.50%, 11/1/43	248,274	268,448
4.00%, 11/1/43	292,240	325,083
3.50%, 12/1/43	337,602	365,035
4.00%, 1/1/44	465,314	516,064
4.00%, 2/1/44	127,007	140,329
4.00%, 3/1/44	103,578	114,162

See Notes to Financial Statements.

80	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value
4.50%, 5/1/44	$95,698	$106,596
3.50%, 6/1/44	138,542	149,958
4.00%, 6/1/44	45,821	50,710
4.00%, 7/1/44	550,844	608,204
3.50%, 8/1/44	25,576	27,866
4.00%, 8/1/44	40,463	44,289
4.00%, 9/1/44	137,983	151,032
3.00%, 10/1/44	419,380	446,535
4.00%, 11/1/44	219,294	242,618
5.00%, 11/1/44	178,660	203,185
4.00%, 12/1/44	91,942	100,975
3.00%, 1/1/45	4,796	5,096
3.50%, 2/1/45	905,693	979,287
4.00%, 2/1/45	481,994	529,997
4.50%, 2/1/45	508,836	567,432
3.00%, 4/1/45	115,538	122,271
3.00%, 5/1/45	403,456	431,348
3.00%, 6/1/45	120,979	128,028
3.50%, 6/1/45	121,371	130,082
4.00%, 6/1/45	614,322	672,731
3.50%, 7/1/45	801,376	858,893
3.50%, 8/1/45	474,784	515,854
3.50%, 9/1/45	1,206,313	1,292,895
4.00%, 9/1/45	287,386	312,964
3.00%, 10/1/45	54,687	57,873
3.50%, 10/1/45	77,260	82,805
4.00%, 10/1/45	233,121	253,870
4.50%, 10/1/45	142,387	158,808
3.00%, 11/1/45	47,327	50,085
3.50%, 11/1/45	53,933	57,804
4.00%, 11/1/45	75,206	81,900
3.00%, 12/1/45	854,294	913,430
3.50%, 12/1/45	88,302	94,640
3.50%, 1/1/46	1,695,072	1,816,735
4.00%, 1/1/46	103,823	114,692
3.00%, 2/1/46	126,112	133,460
3.50%, 2/1/46	375,060	400,780
3.50%, 3/1/46	1,795,531	1,954,282
4.00%, 3/1/46	35,522	38,684
3.00%, 4/1/46	578,188	611,879
3.50%, 4/1/46	983,955	1,049,490
3.50%, 5/1/46	190,726	203,429
4.50%, 5/1/46	45,570	50,763
3.00%, 6/1/46	701,532	749,085
3.50%, 6/1/46	75,879	80,932
3.50%, 7/1/46	313,686	334,578
4.00%, 7/1/46	51,069	55,387
2.50%, 8/1/46	16,578	17,346
3.00%, 8/1/46	121,592	128,555
2.50%, 9/1/46	23,326	24,405
3.00%, 9/1/46	585,712	620,121
4.00%, 9/1/46	631,502	695,164
2.50%, 10/1/46	28,413	29,728
3.00%, 10/1/46	1,280,721	1,354,774
4.00%, 10/1/46	102,246	111,233
2.50%, 11/1/46	21,961	22,978
3.00%, 11/1/46	1,746,805	1,847,807
2.50%, 12/1/46	51,339	53,715
3.00%, 12/1/46	1,120,928	1,185,862
3.50%, 12/1/46	1,169,424	1,255,457
2.50%, 1/1/47	65,200	68,218
3.00%, 1/1/47	208,945	223,298
3.50%, 1/1/47	401,486	428,227
4.50%, 1/1/47	101,360	111,235
5.50%, 1/1/47	328,062	378,147
3.00%, 2/1/47	712,889	753,714
3.50%, 2/1/47	3,460,463	3,732,409
4.00%, 2/1/47	613,592	676,292
4.50%, 3/1/47	62,436	68,271
3.00%, 4/1/47	1,268,871	1,341,535
4.00%, 4/1/47	145,181	156,151
4.50%, 4/1/47	178,279	194,941
3.00%, 5/1/47	669,682	718,270
3.50%, 5/1/47	288,983	308,230
4.00%, 5/1/47	526,192	568,812
4.50%, 5/1/47	999,255	1,111,510
3.50%, 6/1/47	101,486	107,749
4.00%, 6/1/47	430,890	465,636
3.50%, 7/1/47	1,449,529	1,573,841
4.00%, 7/1/47	333,577	362,016
4.50%, 7/1/47	302,771	331,068
5.00%, 7/1/47	257,602	293,916
3.50%, 8/1/47	413,303	440,915
4.00%, 8/1/47	1,205,915	1,306,867
3.00%, 9/1/47	790,601	843,955
3.50%, 9/1/47	356,600	378,606
4.00%, 9/1/47	182,317	196,093
4.50%, 9/1/47	183,118	200,232
3.50%, 10/1/47	83,924	89,103
4.00%, 10/1/47	216,759	233,137
4.50%, 10/1/47	196,788	215,179
3.50%, 11/1/47	206,472	219,214
4.00%, 11/1/47	742,622	798,734
4.50%, 11/1/47	263,166	287,762
3.00%, 12/1/47	293,237	309,750
3.50%, 12/1/47	137,050	146,177
4.00%, 12/1/47	263,878	283,817
3.00%, 1/1/48	1,036,206	1,094,557
3.50%, 1/1/48	1,230,970	1,306,938
3.00%, 2/1/48	132,441	139,899
3.50%, 2/1/48	659,216	699,899
4.50%, 4/1/48	389,117	420,600
4.00%, 5/1/48	323,080	351,634
5.00%, 5/1/48	153,318	167,806
4.00%, 6/1/48	103,458	110,754
4.50%, 6/1/48	33,633	36,354
5.00%, 6/1/48	38,012	41,585
3.50%, 7/1/48	699,295	744,528
4.00%, 7/1/48	397,712	425,759
3.00%, 8/1/48	887,188	948,032
3.50%, 8/1/48	286,394	308,277
4.50%, 8/1/48	283,430	307,918
5.00%, 8/1/48	145,851	159,562
3.00%, 9/1/48	258,888	273,713
4.00%, 9/1/48	957,943	1,031,075
4.00%, 10/1/48	2,198,699	2,407,597
3.00%, 11/1/48	1,520,717	1,608,840
3.50%, 11/1/48	1,513,351	1,606,744

See Notes to Financial Statements.

WisdomTree Trust	81

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value
4.00%, 11/1/48	$216,278	$236,519
4.50%, 11/1/48	355,114	388,647
5.00%, 11/1/48	179,572	196,453
4.50%, 12/1/48	473,050	511,324
4.00%, 1/1/49	275,940	296,790
4.50%, 1/1/49	393,209	429,958
5.00%, 2/1/49	252,827	276,594
4.00%, 3/1/49	69,128	74,011
4.50%, 3/1/49	325,457	351,632
5.00%, 3/1/49	19,093	20,888
4.00%, 4/1/49	381,776	408,746
4.50%, 4/1/49	158,392	171,131
3.50%, 5/1/49	68,886	72,836
4.00%, 5/1/49	934,006	1,016,166
4.50%, 5/1/49	227,742	246,058
3.50%, 6/1/49	844,977	900,218
4.00%, 7/1/49	217,880	233,271
3.50%, 8/1/49	1,324,227	1,416,580
4.00%, 8/1/49	454,069	486,145
3.00%, 9/1/49	1,807,072	1,900,230
3.50%, 9/1/49	172,921	183,352
3.00%, 10/1/49	740,474	774,146
4.00%, 10/1/49	353,087	378,030
4.50%, 10/1/49	215,707	233,055
3.00%, 12/1/49	1,007,623	1,053,444
3.00%, 1/1/50	1,393,258	1,468,875
3.00%, 2/1/50	1,050,157	1,112,101
3.50%, 2/1/50	843,304	903,325
4.50%, 2/1/50	331,727	358,405
3.00%, 3/1/50	2,710,010	2,855,287
3.50%, 3/1/50	334,444	358,248
4.00%, 3/1/50	270,550	289,629
3.50%, 4/1/50	366,546	393,885
5.50%, 4/1/50	224,760	255,040
2.50%, 5/1/50	2,485,291	2,600,164
3.50%, 5/1/50	924,973	991,507
2.50%, 6/1/50	4,027,935	4,184,630
2.50%, 7/1/50	386,088	401,186
3.00%, 7/1/50	1,619,030	1,704,645
2.50%, 8/1/50	3,242,248	3,379,373
3.00%, 8/1/50	1,015,682	1,062,429
2.00%, 9/1/50	1,865,969	1,892,818
2.50%, 9/1/50	842,741	877,941
2.00%, 10/1/50	7,962,400	8,093,353
3.00%, 10/1/50	668,995	700,190
3.50%, 11/1/50	316,332	334,562
1.50%, 12/1/50	1,939,798	1,907,218
2.00%, 12/1/50	2,858,084	2,899,208
2.00%, 1/1/51	965,771	979,667
2.00%, 2/1/51	3,146,785	3,194,425
2.50%, 2/1/51	929,673	970,425
3.00%, 4/1/51	392,339	413,806
2.00%, 5/1/51	737,377	748,015
1.50%, 6/1/51	1,138,562	1,119,434
2.00%, 6/1/51	744,579	756,868
2.00%, 7/1/51	595,597	607,706
2.50%, 7/1/51	498,175	519,575
2.00%, 8/1/51	598,747	609,714
2.50%, 8/1/51	698,767	728,838

Total Federal National Mortgage Association		152,325,119

Government National Mortgage Association – 7.0%
4.00%, 11/20/40	1,780,495	1,967,003
2.50%, 3/20/43	120,164	125,754
3.50%, 12/20/45	832,799	890,588
3.50%, 1/20/46	330,418	353,346
3.00%, 9/20/46	259,653	273,789
3.00%, 1/20/47	370,640	390,818
2.50%, 2/20/47	189,233	197,248
3.00%, 2/20/47	435,166	458,858
4.50%, 8/20/47	525,739	571,226
3.00%, 9/20/47	99,815	105,122
3.50%, 10/20/47	100,910	107,131
3.50%, 1/20/48	340,564	361,559
4.00%, 1/20/48	468,024	500,853
3.00%, 3/20/48	154,922	163,160
3.50%, 3/20/48	579,274	614,985
3.50%, 4/20/48	244,026	259,070
3.50%, 1/20/49	26,164	27,777
4.00%, 2/20/49	128,567	136,574
4.50%, 2/20/49	233,058	248,878
3.50%, 3/20/49	229,317	242,553
4.00%, 3/20/49	214,793	228,065
4.50%, 3/20/49	54,894	58,620
3.00%, 8/20/49	138,723	145,287
5.00%, 9/20/49	43,115	46,570
4.50%, 10/20/49	204,954	218,954
3.00%, 11/20/49	490,366	513,032
3.00%, 1/20/50	66,588	69,649
3.50%, 1/20/50	187,679	197,352
5.00%, 1/20/50	37,300	40,791
3.00%, 2/20/50	401,030	419,359
3.50%, 2/20/50	38,939	40,930
3.50%, 4/20/50	13,232	13,903
4.00%, 4/20/50	49,777	52,893
2.50%, 5/15/50	137,031	141,702
5.00%, 5/20/50	11,656	12,767
3.00%, 6/20/50	414,236	433,176
3.50%, 6/20/50	234,018	246,279
4.00%, 6/20/50	173,549	184,630
2.50%, 7/15/50	82,439	85,249
3.00%, 7/20/50	127,519	133,352
3.00%, 8/20/50	171,959	179,828
4.50%, 8/20/50	138,288	147,731
3.50%, 12/20/50	227,834	240,437
2.00%, 3/20/51	974,842	995,844
2.50%, 5/20/51	49,317	51,192
2.00%, 9/1/51(a)	10,600,000	10,818,464
2.50%, 9/1/51(a)	12,075,000	12,520,879
3.00%, 9/1/51(a)	9,650,000	10,088,739
3.50%, 9/1/51(a)	7,425,000	7,813,557
4.00%, 9/1/51(a)	1,500,000	1,589,699
4.50%, 9/1/51(a)	500,000	534,103
5.00%, 9/1/51(a)	300,000	322,547
2.00%, 10/1/51(a)	4,275,000	4,355,465
2.50%, 10/1/51(a)	4,400,000	4,554,286
3.00%, 10/1/51(a)	3,600,000	3,757,641
3.50%, 10/1/51(a)	3,000,000	3,156,160
4.00%, 10/1/51(a)	1,500,000	1,590,881
4.50%, 10/1/51(a)	1,600,000	1,711,161

See Notes to Financial Statements.

82	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value
5.00%, 10/21/51	$500,000	$538,378

Total Government National Mortgage Association		76,245,844

Tennessee Valley Authority – 4.8%
4.70%, 7/15/33, Series B	3,450,000	4,543,064
4.65%, 6/15/35	2,000,000	2,672,800
5.88%, 4/1/36	4,300,000	6,450,129
6.15%, 1/15/38	100,000	155,150
5.50%, 6/15/38	2,000,000	2,951,820
5.25%, 9/15/39	8,156,000	11,887,207
3.50%, 12/15/42	4,519,000	5,454,071
4.88%, 1/15/48	1,995,000	2,958,066
5.38%, 4/1/56	3,790,000	6,321,493
4.63%, 9/15/60	2,700,000	4,120,362
4.25%, 9/15/65	3,350,000	4,879,945

Total Tennessee Valley Authority		52,394,107

Uniform Mortgage-Backed Securities – 10.6%
1.50%, 9/1/51(a)	8,925,000	8,768,644
2.00%, 9/1/51(a)	63,275,000	64,147,861
2.50%, 9/1/51(a)	35,800,000	37,189,441
3.00%, 9/1/51(a)	200,000	209,206
5.00%, 9/1/51(a)	300,000	328,796
2.00%, 10/1/51(a)	2,750,000	2,782,830
2.50%, 10/1/51(a)	2,400,000	2,488,376

Total Uniform Mortgage-Backed Securities		115,915,154
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $492,918,957)		493,725,479

U.S. GOVERNMENT OBLIGATIONS – 17.9%

U.S. Treasury Bonds – 4.2%
7.13%, 2/15/23	55,000	60,600
6.25%, 8/15/23	175,000	195,723
7.50%, 11/15/24	175,000	214,648
6.25%, 5/15/30	115,000	163,318
0.63%, 8/15/30	1,950,000	1,847,473
5.38%, 2/15/31	475,000	651,269
4.50%, 2/15/36	655,000	916,079
4.38%, 2/15/38	290,000	407,677
4.50%, 5/15/38	580,000	827,769
3.50%, 2/15/39	85,000	108,886
4.25%, 5/15/39	300,000	420,094
4.50%, 8/15/39	476,000	686,444
4.38%, 11/15/39	525,000	747,264
4.63%, 2/15/40	245,000	359,710
4.38%, 5/15/40	625,000	893,555
1.13%, 8/15/40	1,050,000	932,695
3.88%, 8/15/40	178,000	239,855
1.38%, 11/15/40	1,260,000	1,167,173
4.25%, 11/15/40	500,000	706,250
1.88%, 2/15/41	1,300,000	1,310,766
4.75%, 2/15/41	425,000	638,562
2.25%, 5/15/41	1,500,000	1,605,469
4.38%, 5/15/41	165,000	237,381
1.75%, 8/15/41	1,400,000	1,378,125
3.75%, 8/15/41	299,000	398,277
3.13%, 11/15/41	300,000	367,172
3.13%, 2/15/42	215,000	263,677
3.00%, 5/15/42	300,000	360,797
2.75%, 8/15/42	153,000	177,145
2.75%, 11/15/42	450,000	521,016
3.13%, 2/15/43	600,000	735,609
2.88%, 5/15/43	614,000	725,287
3.63%, 8/15/43	549,000	725,023
3.75%, 11/15/43	285,000	383,770
3.63%, 2/15/44	740,000	981,020
3.38%, 5/15/44	440,000	563,269
3.13%, 8/15/44	500,000	616,758
3.00%, 11/15/44	500,000	605,039
2.50%, 2/15/45	500,000	557,344
3.00%, 5/15/45	820,000	995,467
2.88%, 8/15/45	305,000	362,974
3.00%, 11/15/45	500,000	608,672
2.50%, 2/15/46	565,000	631,432
2.50%, 5/15/46	560,000	626,237
2.25%, 8/15/46	1,025,000	1,094,668
2.88%, 11/15/46	440,000	526,522
3.00%, 2/15/47	890,000	1,089,555
3.00%, 5/15/47	500,000	612,930
2.75%, 8/15/47	350,000	410,730
2.75%, 11/15/47	510,000	599,011
3.00%, 2/15/48	705,000	866,379
3.13%, 5/15/48	925,000	1,163,115
3.00%, 8/15/48	1,295,000	1,594,469
3.38%, 11/15/48	1,215,000	1,598,484
3.00%, 2/15/49	330,000	407,524
2.25%, 8/15/49	1,110,000	1,189,348
2.00%, 2/15/50	855,000	869,562
1.38%, 8/15/50	1,305,000	1,142,589
1.63%, 11/15/50	1,350,000	1,257,398
1.88%, 2/15/51	1,250,000	1,235,156
2.38%, 5/15/51	1,550,000	1,712,266

Total U.S. Treasury Bonds		45,292,476

U.S. Treasury Notes – 13.7%
1.50%, 9/15/22	1,085,000	1,100,957
1.75%, 9/30/22	45,000	45,807
1.88%, 9/30/22	1,950,000	1,987,591
0.13%, 10/31/22	500,000	500,156
1.88%, 10/31/22	1,325,000	1,352,458
2.00%, 10/31/22	800,000	817,656
1.63%, 11/15/22	1,905,000	1,939,863
0.13%, 11/30/22	2,000,000	2,000,391
2.00%, 11/30/22	1,785,000	1,827,185
1.63%, 12/15/22	800,000	815,625
0.13%, 12/31/22	200,000	200,008
2.13%, 12/31/22	1,340,000	1,375,672
1.50%, 1/15/23	500,000	509,453
0.13%, 1/31/23	1,000,000	1,000,000
2.38%, 1/31/23	400,000	412,719
1.38%, 2/15/23	970,000	987,581
2.00%, 2/15/23	845,000	868,039
1.50%, 2/28/23	720,000	734,723
2.63%, 2/28/23	750,000	778,008
0.50%, 3/15/23	5,000	5,028
0.13%, 3/31/23	1,100,000	1,099,592
1.50%, 3/31/23	300,000	306,428
0.25%, 4/15/23	365,000	365,570

See Notes to Financial Statements.

WisdomTree Trust	83

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value
1.63%, 4/30/23	$770,000	$788,829
2.75%, 4/30/23	600,000	625,852
0.13%, 5/15/23	1,140,000	1,139,354
1.75%, 5/15/23	1,515,000	1,556,130
1.63%, 5/31/23	435,000	446,113
2.75%, 5/31/23	230,000	240,368
0.25%, 6/15/23	850,000	851,162
1.38%, 6/30/23	480,000	490,547
2.63%, 6/30/23	215,000	224,595
0.13%, 7/15/23	1,350,000	1,348,576
0.13%, 7/31/23	1,000,000	998,867
1.25%, 7/31/23	820,000	836,672
0.13%, 8/15/23	350,000	349,549
2.50%, 8/15/23	50,000	52,245
0.13%, 8/31/23	1,000,000	998,379
1.38%, 8/31/23	680,000	695,831
2.75%, 8/31/23	625,000	656,677
0.13%, 9/15/23	250,000	249,551
1.38%, 9/30/23	500,000	512,012
2.88%, 9/30/23	1,210,000	1,276,503
0.13%, 10/15/23	1,000,000	997,813
1.63%, 10/31/23	675,000	695,276
2.88%, 10/31/23	245,000	258,944
0.25%, 11/15/23	1,850,000	1,850,289
2.75%, 11/15/23	450,000	474,820
2.13%, 11/30/23	580,000	604,401
2.88%, 11/30/23	745,000	788,827
0.13%, 12/15/23	750,000	747,715
2.25%, 12/31/23	415,000	434,129
2.63%, 12/31/23	740,000	780,527
0.13%, 1/15/24	500,000	498,203
2.25%, 1/31/24	750,000	785,625
2.50%, 1/31/24	660,000	695,217
0.13%, 2/15/24	1,590,000	1,583,913
2.75%, 2/15/24	1,135,000	1,203,543
2.38%, 2/29/24	1,000,000	1,051,758
2.13%, 3/31/24	1,923,000	2,012,690
2.00%, 4/30/24	170,000	177,550
2.25%, 4/30/24	1,000,000	1,050,898
0.25%, 5/15/24	1,000,000	997,383
2.50%, 5/15/24	1,900,000	2,010,660
2.00%, 5/31/24	1,780,000	1,860,309
1.75%, 6/30/24	1,000,000	1,039,141
2.00%, 6/30/24	964,000	1,008,472
0.38%, 7/15/24	1,000,000	999,727
1.75%, 7/31/24	1,000,000	1,039,922
2.13%, 7/31/24	576,000	605,205
2.38%, 8/15/24	2,250,000	2,381,660
1.25%, 8/31/24	1,605,000	1,645,752
1.88%, 8/31/24	1,100,000	1,148,512
1.50%, 9/30/24	1,615,000	1,668,812
2.13%, 9/30/24	894,000	940,760
1.50%, 10/31/24	1,000,000	1,033,633
2.25%, 10/31/24	1,310,000	1,384,762
2.25%, 11/15/24	1,150,000	1,216,305
1.50%, 11/30/24	975,000	1,008,021
1.75%, 12/31/24	525,000	547,230
2.25%, 12/31/24	972,000	1,029,181
1.38%, 1/31/25	1,104,000	1,136,818
2.50%, 1/31/25	750,000	801,094
2.00%, 2/15/25	1,000,000	1,051,328
7.63%, 2/15/25	500,000	622,617
1.13%, 2/28/25	250,000	255,283
2.75%, 2/28/25	622,000	670,399
0.50%, 3/31/25	175,000	174,802
2.63%, 3/31/25	702,000	754,156
0.38%, 4/30/25	458,000	455,084
2.13%, 5/15/25	375,000	396,519
0.25%, 5/31/25	670,000	661,913
2.88%, 5/31/25	565,000	613,290
0.25%, 6/30/25	250,000	246,816
2.75%, 6/30/25	311,000	336,560
0.25%, 7/31/25	400,000	394,578
2.00%, 8/15/25	500,000	527,383
0.25%, 8/31/25	250,000	246,357
0.25%, 9/30/25	972,000	956,926
0.25%, 10/31/25	2,000,000	1,966,953
2.25%, 11/15/25	835,000	890,514
0.38%, 11/30/25	1,425,000	1,407,800
0.38%, 12/31/25	2,400,000	2,368,781
0.38%, 1/31/26	1,610,000	1,587,548
1.63%, 2/15/26	700,000	728,492
0.50%, 2/28/26	2,000,000	1,982,188
0.75%, 3/31/26	2,120,000	2,123,064
2.25%, 3/31/26	2,000,000	2,138,594
0.75%, 4/30/26	1,400,000	1,401,367
1.63%, 5/15/26	1,170,000	1,218,034
0.75%, 5/31/26	2,500,000	2,500,977
2.13%, 5/31/26	1,000,000	1,064,688
0.88%, 6/30/26	1,500,000	1,508,438
1.88%, 6/30/26	1,850,000	1,948,498
0.63%, 7/31/26	500,000	496,582
1.88%, 7/31/26	1,570,000	1,654,571
1.50%, 8/15/26	1,624,000	1,681,411
1.38%, 8/31/26	650,000	669,221
1.63%, 9/30/26	850,000	885,461
1.63%, 10/31/26	1,000,000	1,041,875
2.00%, 11/15/26	1,500,000	1,591,523
2.25%, 2/15/27	500,000	537,500
1.13%, 2/28/27	500,000	507,422
0.63%, 3/31/27	490,000	483,684
0.50%, 4/30/27	500,000	489,492
2.38%, 5/15/27	2,000,000	2,165,938
0.50%, 5/31/27	910,000	889,738
0.50%, 6/30/27	750,000	732,744
0.38%, 7/31/27	1,000,000	968,906
0.50%, 8/31/27	500,000	487,402
0.38%, 9/30/27	500,000	483,086
1.25%, 4/30/28	400,000	405,531
1.25%, 5/31/28	1,000,000	1,013,203
2.88%, 8/15/28	1,000,000	1,121,563
3.13%, 11/15/28	1,300,000	1,483,727
2.63%, 2/15/29	1,300,000	1,440,359
2.38%, 5/15/29	500,000	545,586
1.50%, 2/15/30	1,000,000	1,023,984
0.63%, 5/15/30	2,075,000	1,971,250
0.88%, 11/15/30	1,960,000	1,894,616
1.13%, 2/15/31	3,445,000	3,399,515

See Notes to Financial Statements.

84	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value
1.63%, 5/15/31	$3,000,000	$3,093,047
1.25%, 8/15/31	2,000,000	1,989,844
1.13%, 5/15/40	700,000	624,039
2.88%, 5/15/49	1,250,000	1,510,840
2.38%, 11/15/49	900,000	990,773
1.25%, 5/15/50	758,000	643,353

Total U.S. Treasury Notes		149,681,552
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $194,297,297)		194,974,028

U.S. CORPORATE BONDS – 27.7%

United States – 27.7%

3M Co.
2.25%, 9/19/26	130,000	137,608
2.88%, 10/15/27	180,000	196,925

Abbott Laboratories 3.75%, 11/30/26	251,000	284,019

AbbVie, Inc.
2.95%, 11/21/26	31,000	33,414
4.25%, 11/14/28	100,000	115,997
3.20%, 11/21/29	1,364,000	1,491,466
4.55%, 3/15/35	625,000	761,719
4.50%, 5/14/35	234,000	284,766
4.30%, 5/14/36	71,000	84,866
4.05%, 11/21/39	400,000	469,768
4.85%, 6/15/44	25,000	32,081
4.75%, 3/15/45	208,000	262,823
4.70%, 5/14/45	250,000	315,152
4.45%, 5/14/46	200,000	245,820
4.88%, 11/14/48	29,000	37,988
4.25%, 11/21/49	750,000	911,632

Activision Blizzard, Inc.
3.40%, 9/15/26	189,000	208,274
1.35%, 9/15/30	350,000	329,532

Adobe, Inc. 2.30%, 2/1/30	59,000	61,680

Adventist Health System 2.95%, 3/1/29	50,000	53,272

AEP Texas, Inc. 3.95%, 6/1/28	100,000	112,926

AES Corp. (The) 2.45%, 1/15/31	250,000	252,507

Aetna, Inc. 6.63%, 6/15/36	75,000	109,533
4.75%, 3/15/44	500,000	630,290
3.88%, 8/15/47	34,000	38,613

Agilent Technologies, Inc. 2.75%, 9/15/29	33,000	34,912
2.30%, 3/12/31	250,000	253,657

Air Lease Corp.
3.63%, 4/1/27	201,000	217,289
3.63%, 12/1/27	120,000	129,863
4.63%, 10/1/28	86,000	97,774

Alexandria Real Estate Equities, Inc. 3.95%, 1/15/28	95,000	107,707
3.38%, 8/15/31	675,000	748,116
3.00%, 5/18/51	150,000	149,643

Allstate Corp. (The) 3.28%, 12/15/26	108,000	119,452

Ally Financial, Inc. 8.00%, 11/1/31	456,000	666,837

Altria Group, Inc. 2.63%, 9/16/26	237,000	250,187
4.80%, 2/14/29	127,000	147,731
3.40%, 5/6/30	400,000	429,108
5.80%, 2/14/39	150,000	187,955
3.40%, 2/4/41	250,000	240,985
5.38%, 1/31/44	257,000	310,032
3.88%, 9/16/46	32,000	32,361
5.95%, 2/14/49	191,000	249,085
4.45%, 5/6/50	250,000	273,182
3.70%, 2/4/51	200,000	194,354
4.00%, 2/4/61	90,000	88,523

Amcor Flexibles North America, Inc. 2.69%, 5/25/31	300,000	313,224

Ameren Illinois Co. 1.55%, 11/15/30	250,000	242,530

American Airlines Pass Through Trust
3.15%, 8/15/33, Series 2019-1, Class AA	229,679	235,233

American Campus Communities Operating Partnership L.P. 3.63%, 11/15/27	61,000	66,855
2.85%, 2/1/30	244,000	253,687

American Electric Power Co., Inc. 4.30%, 12/1/28, Series J	50,000	57,762

American Equity Investment Life Holding Co. 5.00%, 6/15/27	75,000	85,811

American Express Credit Corp. 3.30%, 5/3/27	125,000	138,580

American Homes 4 Rent L.P. 4.25%, 2/15/28	337,000	386,327

American Honda Finance Corp. 3.50%, 2/15/28	65,000	72,795
1.80%, 1/13/31	250,000	248,940

American International Group, Inc. 4.20%, 4/1/28	518,000	596,265
3.88%, 1/15/35	708,000	811,191
4.50%, 7/16/44	250,000	310,255
4.38%, 6/30/50	250,000	314,447

American Tower Corp. 3.38%, 10/15/26	150,000	163,355
3.13%, 1/15/27	145,000	155,971
3.55%, 7/15/27	140,000	154,162
1.50%, 1/31/28	72,000	70,628
3.80%, 8/15/29	554,000	619,023
2.90%, 1/15/30	415,000	437,107
2.95%, 1/15/51	100,000	97,329

American Water Capital Corp. 2.95%, 9/1/27	132,000	143,311
3.75%, 9/1/28	624,000	708,789
4.00%, 12/1/46	13,000	15,595
3.75%, 9/1/47	125,000	143,701
4.20%, 9/1/48	80,000	98,890

Ameriprise Financial, Inc. 2.88%, 9/15/26	70,000	75,485

See Notes to Financial Statements.

WisdomTree Trust	85

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value

AmerisourceBergen Corp. 3.45%, 12/15/27	$75,000	$82,454
2.70%, 3/15/31	250,000	259,705

Amgen, Inc. 2.20%, 2/21/27	100,000	104,286
3.20%, 11/2/27	301,000	330,378
2.45%, 2/21/30	417,000	431,716
3.15%, 2/21/40	500,000	524,320
2.80%, 8/15/41	250,000	247,660
4.40%, 5/1/45	269,000	328,863
4.56%, 6/15/48	200,000	252,906
3.38%, 2/21/50	250,000	266,307
4.66%, 6/15/51	250,000	324,810
2.77%, 9/1/53	250,000	239,843

Amphenol Corp. 2.80%, 2/15/30	230,000	244,179

Analog Devices, Inc. 3.50%, 12/5/26	183,000	202,683

Anthem, Inc. 3.65%, 12/1/27	292,000	327,244
2.25%, 5/15/30	500,000	509,550
2.55%, 3/15/31(b)	400,000	416,488
4.63%, 5/15/42	30,000	37,591
5.10%, 1/15/44	242,000	320,302
4.65%, 8/15/44	26,000	32,873
4.38%, 12/1/47	79,000	98,015
4.55%, 3/1/48	30,000	38,018
3.13%, 5/15/50	202,000	210,880
3.60%, 3/15/51	250,000	281,010

Aon Corp. 4.50%, 12/15/28	499,000	585,212
2.90%, 8/23/51	150,000	148,193

Appalachian Power Co. 3.30%, 6/1/27, Series X	100,000	108,982

Apple, Inc. 4.50%, 2/23/36	63,000	80,144

Aptiv PLC
4.35%, 3/15/29	75,000	87,130
5.40%, 3/15/49	125,000	174,673

Arch Capital Group Ltd. 3.64%, 6/30/50	197,000	219,746

Arch Capital Group US, Inc. 5.14%, 11/1/43	50,000	66,892

Archer-Daniels-Midland Co. 2.50%, 8/11/26	110,000	117,248

Ares Capital Corp. 2.88%, 6/15/28	250,000	255,070

Arrow Electronics, Inc. 3.88%, 1/12/28	212,000	233,550

Arthur J Gallagher & Co. 3.50%, 5/20/51	250,000	272,040

Assurant, Inc. 4.90%, 3/27/28	25,000	29,275

AT&T, Inc. 3.80%, 2/15/27	315,000	351,868
4.25%, 3/1/27	209,000	238,413
2.30%, 6/1/27	550,000	573,743
4.10%, 2/15/28	409,000	466,865
4.35%, 3/1/29	510,000	592,171
4.30%, 2/15/30	480,000	558,053
2.75%, 6/1/31	350,000	367,010
2.25%, 2/1/32	290,000	288,448
2.55%, 12/1/33(c)	450,000	452,529
4.50%, 5/15/35	314,000	372,709
5.25%, 3/1/37	173,000	219,765
4.85%, 3/1/39	130,000	159,480
5.35%, 9/1/40	50,000	64,972
6.25%, 3/29/41	190,000	269,078
3.50%, 6/1/41	350,000	369,845
5.15%, 3/15/42	200,000	254,692
4.90%, 6/15/42	79,000	98,853
4.30%, 12/15/42	350,000	405,261
3.10%, 2/1/43	300,000	298,332
5.15%, 11/15/46	70,000	90,754
4.55%, 3/9/49	29,000	34,810
5.15%, 2/15/50	70,000	90,984
3.65%, 6/1/51	400,000	424,016
3.30%, 2/1/52	150,000	149,627
3.50%, 9/15/53(c)	500,000	513,930
3.55%, 9/15/55(c)	528,000	540,614
3.80%, 12/1/57(c)	772,000	823,222
3.65%, 9/15/59(c)	1,109,000	1,142,880
3.85%, 6/1/60	150,000	160,320
3.50%, 2/1/61	500,000	497,235

Athene Holding Ltd. 4.13%, 1/12/28	403,000	453,464

Autodesk, Inc. 3.50%, 6/15/27	165,000	182,909

AutoNation, Inc. 3.80%, 11/15/27	115,000	127,260

AutoZone, Inc. 3.75%, 6/1/27	113,000	127,117
3.75%, 4/18/29	175,000	196,716
1.65%, 1/15/31	250,000	240,670

AvalonBay Communities, Inc. 2.90%, 10/15/26	50,000	53,904
3.20%, 1/15/28	75,000	82,112
3.30%, 6/1/29	320,000	353,430

Avangrid, Inc. 3.80%, 6/1/29	150,000	169,493

Avery Dennison Corp. 4.88%, 12/6/28	31,000	37,241

AXIS Specialty Finance LLC 3.90%, 7/15/29	225,000	250,380

AXIS Specialty Finance PLC 4.00%, 12/6/27	25,000	27,895

Baker Hughes a GE Co. LLC 3.34%, 12/15/27	50,000	54,861
3.14%, 11/7/29	75,000	81,282

Baltimore Gas & Electric Co. 2.40%, 8/15/26	90,000	95,051
2.25%, 6/15/31	450,000	460,449

Bank of America Corp. 4.25%, 10/22/26	50,000	56,791
3.25%, 10/21/27	67,000	73,145
4.18%, 11/25/27, Series L	909,000	1,022,316

See Notes to Financial Statements.

86	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value
3.82%, 1/20/28, (3.824% fixed rate until 1/20/27; 3-month U.S. dollar London Interbank Offered Rate + 1.575% thereafter)(d)	$100,000	$111,381
3.71%, 4/24/28, (3.705% fixed rate until 4/24/27; 3-month U.S. dollar London Interbank Offered Rate + 1.512% thereafter)(d)	350,000	388,230
3.59%, 7/21/28, (3.593% fixed rate until 7/21/27; 3-month U.S. dollar London Interbank Offered Rate + 1.37% thereafter)(d)	331,000	366,248
3.42%, 12/20/28, (3.419% fixed rate until 12/20/27; 3-month U.S. dollar London Interbank Offered Rate + 1.04% thereafter)(d)	201,000	220,945
3.97%, 3/5/29, (3.97% fixed rate until 3/5/28; 3-month U.S. dollar London Interbank Offered Rate + 1.07% thereafter)(d)	250,000	281,975
4.27%, 7/23/29, (4.271% fixed rate until 7/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.31% thereafter)(d)	296,000	340,261
3.97%, 2/7/30, (3.974% fixed rate until 2/7/29; 3-month U.S. dollar London Interbank Offered Rate + 1.21% thereafter)(d)	311,000	353,392
2.50%, 2/13/31, (2.496% fixed rate until 2/13/30; 3-month U.S. dollar London Interbank Offered Rate + 0.99% thereafter)(d)	1,052,000	1,083,002
2.65%, 3/11/32, Series N, (2.651% fixed rate until 3/11/31; Secured Overnight Financing Rate + 1.22% thereafter)(d)	500,000	518,695
2.69%, 4/22/32, (2.687% fixed rate until 4/22/31; Secured Overnight Financing Rate + 1.32% thereafter)(d)	1,150,000	1,197,334
7.75%, 5/14/38	250,000	396,662

BankUnited, Inc. 5.13%, 6/11/30	50,000	58,454

Baxalta, Inc. 5.25%, 6/23/45	60,000	82,415

Baxter International, Inc. 2.60%, 8/15/26	49,000	52,181
3.95%, 4/1/30	200,000	230,726

Becton Dickinson and Co. 3.70%, 6/6/27	175,000	195,230
1.96%, 2/11/31	250,000	246,555
4.69%, 12/15/44	87,000	110,761
4.67%, 6/6/47	124,000	157,764
3.79%, 5/20/50	250,000	284,320

Berkshire Hathaway Energy Co. 3.25%, 4/15/28	248,000	273,499

Berkshire Hathaway Finance Corp. 5.75%, 1/15/40	81,000	118,276
4.40%, 5/15/42	52,000	65,866
4.30%, 5/15/43	55,000	69,042
4.20%, 8/15/48	84,000	105,336
4.25%, 1/15/49	52,000	65,600
2.85%, 10/15/50	55,000	55,643

Berkshire Hathaway, Inc. 4.50%, 2/11/43	66,000	85,046

Biogen, Inc. 2.25%, 5/1/30	100,000	101,124
3.15%, 5/1/50	300,000	297,183
3.25%, 2/15/51(c)	52,000	52,401

Black Hills Corp. 4.35%, 5/1/33	180,000	212,283
3.88%, 10/15/49	40,000	44,586

Boardwalk Pipelines L.P. 4.45%, 7/15/27	100,000	113,093

Boeing Co. (The) 2.80%, 3/1/27	285,000	296,694
5.15%, 5/1/30	725,000	860,191
3.63%, 2/1/31	400,000	434,096
3.60%, 5/1/34	275,000	291,582
3.55%, 3/1/38	50,000	51,453
5.71%, 5/1/40	700,000	906,668
3.38%, 6/15/46	50,000	49,018
3.85%, 11/1/48	50,000	52,066
5.81%, 5/1/50	400,000	544,924
5.93%, 5/1/60	842,000	1,171,601

Booking Holdings, Inc. 3.55%, 3/15/28	90,000	100,535
4.63%, 4/13/30	150,000	179,651

BorgWarner, Inc. 4.38%, 3/15/45	111,000	132,676

Boston Properties L.P. 4.50%, 12/1/28	450,000	526,716
2.90%, 3/15/30	77,000	80,976

Boston Scientific Corp. 4.00%, 3/1/29	290,000	332,299
7.00%, 11/15/35	165,000	238,549
7.38%, 1/15/40	2,000	3,209
4.70%, 3/1/49	47,000	61,192

BP Capital Markets America, Inc. 3.02%, 1/16/27	142,000	153,635
4.23%, 11/6/28	50,000	57,890

Brandywine Operating Partnership L.P. 4.55%, 10/1/29	290,000	328,698

Brighthouse Financial, Inc. 5.63%, 5/15/30	250,000	304,925

Bristol-Myers Squibb Co. 3.45%, 11/15/27	100,000	112,001
3.90%, 2/20/28	357,000	409,433
3.40%, 7/26/29	363,000	408,052
1.45%, 11/13/30	110,000	107,230

Brixmor Operating Partnership L.P. 4.05%, 7/1/30	250,000	283,240

Broadcom Corp. 3.88%, 1/15/27	430,000	474,763
3.50%, 1/15/28	637,000	693,311

See Notes to Financial Statements.

WisdomTree Trust	87

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value

Broadcom, Inc. 3.46%, 9/15/26	$143,000	$155,347
1.95%, 2/15/28(c)	500,000	499,060
4.11%, 9/15/28	40,000	44,902
4.75%, 4/15/29	500,000	581,345
5.00%, 4/15/30	250,000	296,650
4.15%, 11/15/30	715,000	805,312
3.42%, 4/15/33(c)	500,000	530,685
3.47%, 4/15/34(c)	250,000	265,072
3.50%, 2/15/41(c)	400,000	409,808
3.75%, 2/15/51(c)	150,000	156,921

Broadridge Financial Solutions, Inc. 2.90%, 12/1/29	275,000	291,967

Brown & Brown, Inc. 2.38%, 3/15/31	250,000	253,022

Bunge Ltd. Finance Corp. 3.25%, 8/15/26	91,000	98,496
3.75%, 9/25/27	164,000	182,302
2.75%, 5/14/31	75,000	77,063

CA, Inc. 4.70%, 3/15/27	55,000	62,178

Campbell Soup Co. 2.38%, 4/24/30(b)	250,000	254,457
4.80%, 3/15/48	143,000	181,368

Capital One Financial Corp. 3.75%, 3/9/27	257,000	287,660
3.80%, 1/31/28	349,000	392,185

Cardinal Health, Inc. 3.41%, 6/15/27(b)	184,000	201,986
4.50%, 11/15/44	52,000	60,078
4.37%, 6/15/47	105,000	119,243

Carlisle Cos., Inc. 3.75%, 12/1/27	41,000	45,756

Carrier Global Corp. 2.70%, 2/15/31	535,000	559,102
3.38%, 4/5/40	300,000	321,069
3.58%, 4/5/50	250,000	272,900

Caterpillar Financial Services Corp. 2.40%, 8/9/26	90,000	96,006
1.10%, 9/14/27	100,000	99,737

CenterPoint Energy Houston Electric LLC 3.00%, 2/1/27, Series AA	100,000	108,799

CenterPoint Energy Resources Corp. 4.00%, 4/1/28	290,000	328,051

CenterPoint Energy, Inc. 4.25%, 11/1/28	270,000	311,029

CF Industries, Inc. 4.95%, 6/1/43	350,000	432,267

Charles Schwab Corp. (The) 3.20%, 1/25/28	181,000	199,578
3.25%, 5/22/29	200,000	221,546

Charter Communications Operating LLC 4.20%, 3/15/28	150,000	169,722
5.05%, 3/30/29	100,000	118,545
2.80%, 4/1/31	520,000	533,562
6.38%, 10/23/35	505,000	675,458
3.50%, 6/1/41	250,000	253,055
6.48%, 10/23/45	278,000	388,708
5.38%, 5/1/47	374,000	461,460
5.75%, 4/1/48	113,000	146,145
5.13%, 7/1/49	97,000	117,302
4.80%, 3/1/50	500,000	587,625
3.70%, 4/1/51	250,000	251,962
3.90%, 6/1/52	150,000	155,234
3.85%, 4/1/61	275,000	273,941

Cheniere Corpus Christi Holdings LLC 5.13%, 6/30/27	400,000	466,548
3.70%, 11/15/29	75,000	82,450

Chevron USA, Inc. 4.95%, 8/15/47	69,000	94,551

Chubb INA Holdings, Inc. 1.38%, 9/15/30	250,000	240,255

Church & Dwight Co., Inc. 3.15%, 8/1/27	90,000	98,545

Cigna Corp. 3.40%, 3/1/27	120,000	132,314
3.05%, 10/15/27	155,000	168,184
4.38%, 10/15/28	941,000	1,099,041
4.80%, 8/15/38	152,000	190,499
3.20%, 3/15/40	135,000	141,935
6.13%, 11/15/41	21,000	30,310
4.80%, 7/15/46	125,000	160,208
3.88%, 10/15/47	146,000	166,221
4.90%, 12/15/48	200,000	261,732
3.40%, 3/15/50	250,000	266,832
3.40%, 3/15/51	150,000	160,206

Cimarex Energy Co. 3.90%, 5/15/27	245,000	270,896

Cintas Corp. No. 2 3.70%, 4/1/27	85,000	95,448

Cisco Systems, Inc. 2.50%, 9/20/26	40,000	43,058

Citigroup, Inc. 3.20%, 10/21/26	44,000	47,916
4.45%, 9/29/27	470,000	538,878
3.89%, 1/10/28, (3.887% fixed rate until 1/10/27; 3-month U.S. dollar London Interbank Offered Rate + 1.563% thereafter)(d)	120,000	133,823
6.63%, 1/15/28	200,000	259,144
3.67%, 7/24/28, (3.668% fixed rate until 7/24/27; 3-month U.S. dollar London Interbank Offered Rate + 1.39% thereafter)(d)	297,000	329,320
4.13%, 7/25/28	329,000	372,310
3.52%, 10/27/28, (3.52% fixed rate until 10/27/27; 3-month U.S. dollar London Interbank Offered Rate + 1.151% thereafter)(d)	208,000	228,817
4.08%, 4/23/29, (4.075% fixed rate until 4/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.192% thereafter)(d)	265,000	300,741

See Notes to Financial Statements.

88	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value
3.98%, 3/20/30, (3.98% fixed rate until 3/20/29; 3-month U.S. dollar London Interbank Offered Rate + 1.338% thereafter)(d)	$329,000	$374,116
2.98%, 11/5/30, (2.976% fixed rate until 11/5/29; Secured Overnight Financing Rate + 1.422% thereafter)(d)	240,000	255,727
2.67%, 1/29/31, (2.666% fixed rate until 1/29/30; Secured Overnight Financing Rate + 1.146% thereafter)(d)	382,000	397,502
4.41%, 3/31/31, (4.412% fixed rate until 3/31/30; Secured Overnight Financing Rate + 3.914% thereafter)(d)	446,000	523,417
6.63%, 6/15/32	500,000	684,720
6.00%, 10/31/33	50,000	66,801
6.68%, 9/13/43	158,000	246,576
4.75%, 5/18/46	250,000	321,832

Citizens Financial Group, Inc. 2.85%, 7/27/26	359,000	384,123

Citrix Systems, Inc. 4.50%, 12/1/27	25,000	28,525

Clorox Co. (The) 3.10%, 10/1/27	325,000	354,916

CME Group, Inc. 5.30%, 9/15/43	86,000	123,733

CMS Energy Corp. 3.45%, 8/15/27(b)	157,000	174,009
4.75%, 6/1/50, (4.75% fixed rate until 3/1/30; 5-year Constant Maturity Treasury Rate + 4.116% thereafter)(d)	72,000	81,284

CNA Financial Corp. 2.05%, 8/15/30	250,000	248,795

Coca-Cola Co. (The) 2.13%, 9/6/29	145,000	150,807
3.45%, 3/25/30	300,000	341,178
2.00%, 3/5/31	250,000	254,987
1.38%, 3/15/31	50,000	48,261

Comcast Corp. 2.35%, 1/15/27	635,000	670,065
3.30%, 2/1/27	175,000	192,348
3.15%, 2/15/28	264,000	290,033
2.65%, 2/1/30	56,000	59,025
1.95%, 1/15/31	250,000	249,082

CommonSpirit Health 4.35%, 11/1/42	320,000	380,173
3.91%, 10/1/50	100,000	112,288

Conagra Brands, Inc. 7.00%, 10/1/28	23,000	30,570
4.85%, 11/1/28	387,000	462,121
8.25%, 9/15/30	335,000	496,855

Connecticut Light & Power Co. (The) 3.20%, 3/15/27, Series A	100,000	110,351

ConocoPhillips
6.95%, 4/15/29	100,000	135,422
2.40%, 2/15/31(c)	150,000	154,323

Consolidated Edison Co. of New York, Inc. 2.40%, 6/15/31	250,000	256,837

Constellation Brands, Inc.
3.70%, 12/6/26	340,000	377,961
3.50%, 5/9/27	162,000	179,311
2.88%, 5/1/30	250,000	263,817
4.50%, 5/9/47	100,000	121,980
4.10%, 2/15/48	65,000	75,258

Consumers Energy Co. 3.80%, 11/15/28	100,000	114,382

Continental Airlines Pass Through Trust 4.00%, 4/29/26, Series 2012-2, Class A	10,339	10,915

Corning, Inc.
4.75%, 3/15/42	250,000	319,552
5.45%, 11/15/79	250,000	355,442

Costco Wholesale Corp.
3.00%, 5/18/27	74,000	81,445
1.60%, 4/20/30	350,000	347,700

Crown Castle International Corp.
4.00%, 3/1/27	220,000	247,205
3.65%, 9/1/27	144,000	159,625
3.80%, 2/15/28	100,000	111,394
4.30%, 2/15/29	250,000	288,457
3.10%, 11/15/29	102,000	108,945
2.25%, 1/15/31	50,000	49,715
4.75%, 5/15/47	95,000	119,134
5.20%, 2/15/49	50,000	65,754
3.25%, 1/15/51	250,000	254,040

CSX Corp.
3.25%, 6/1/27	99,000	108,602
3.80%, 3/1/28	212,000	239,002
2.40%, 2/15/30	250,000	258,762
6.00%, 10/1/36	250,000	349,392
3.80%, 11/1/46	87,000	100,115
4.30%, 3/1/48	155,000	191,439
4.75%, 11/15/48	100,000	131,683
4.50%, 3/15/49	250,000	317,690
3.80%, 4/15/50	250,000	290,215
3.95%, 5/1/50	15,000	17,875
4.25%, 11/1/66	55,000	68,877

CubeSmart L.P.
3.13%, 9/1/26	35,000	37,577
4.38%, 2/15/29	25,000	28,843

CVS Health Corp.
6.25%, 6/1/27	75,000	93,512
4.30%, 3/25/28	1,297,000	1,495,363
3.25%, 8/15/29	572,000	624,590
4.88%, 7/20/35	653,000	805,077
4.78%, 3/25/38	136,000	169,267
4.13%, 4/1/40	250,000	292,997
2.70%, 8/21/40	205,000	201,413
5.13%, 7/20/45	250,000	330,192
5.05%, 3/25/48	500,000	662,165
4.25%, 4/1/50	400,000	486,536

Danaher Corp. 2.60%, 10/1/50	150,000	146,736

See Notes to Financial Statements.

WisdomTree Trust	89

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value

Dayton Power & Light Co. (The) 3.95%, 6/15/49	$100,000	$115,319

Dell International LLC
4.90%, 10/1/26	100,000	115,870
6.10%, 7/15/27	322,000	397,883
5.30%, 10/1/29	240,000	292,397
8.10%, 7/15/36	530,000	815,818

Devon Energy Corp.
7.95%, 4/15/32	75,000	107,807
4.75%, 5/15/42	200,000	228,252
5.00%, 6/15/45	306,000	362,812

DH Europe Finance II Sarl
3.25%, 11/15/39	250,000	272,565
3.40%, 11/15/49	50,000	55,795

Diamondback Energy, Inc.
3.50%, 12/1/29	300,000	323,571
3.13%, 3/24/31	150,000	156,867

Digital Realty Trust L.P.
3.70%, 8/15/27	288,000	323,029
4.45%, 7/15/28	152,000	176,673
3.60%, 7/1/29	100,000	111,266

Dignity Health 5.27%, 11/1/64	10,000	14,127

Discover Bank
3.45%, 7/27/26	250,000	272,947
4.65%, 9/13/28	358,000	420,557

Discovery Communications LLC
3.95%, 3/20/28	85,000	95,093
4.13%, 5/15/29	350,000	395,790
5.00%, 9/20/37	250,000	306,127
4.00%, 9/15/55	456,000	490,396

Dollar General Corp.
3.88%, 4/15/27	112,000	126,047
3.50%, 4/3/30	268,000	298,978

Dominion Energy, Inc.
4.25%, 6/1/28	75,000	86,438
3.38%, 4/1/30, Series C	600,000	657,822
5.25%, 8/1/33, Series F	45,000	57,224
7.00%, 6/15/38	25,000	37,706
4.60%, 3/15/49, Series A	72,000	92,748

Dow Chemical Co. (The)
4.80%, 11/30/28	157,000	188,694
7.38%, 11/1/29	205,000	286,567
4.25%, 10/1/34	120,000	140,461
5.25%, 11/15/41	55,000	72,948
5.55%, 11/30/48	250,000	355,767

DTE Electric Co. 2.63%, 3/1/31, Series C	250,000	265,747

Duke Energy Carolinas LLC
2.95%, 12/1/26	20,000	21,676
3.95%, 11/15/28	354,000	406,937

Duke Energy Corp.
2.65%, 9/1/26	137,000	145,752
3.15%, 8/15/27	237,000	257,645
3.40%, 6/15/29	42,000	46,095
2.45%, 6/1/30	250,000	256,385
2.55%, 6/15/31	250,000	257,382
4.80%, 12/15/45	35,000	43,989
3.75%, 9/1/46	250,000	271,920
3.95%, 8/15/47	250,000	280,237

Duke Energy Florida LLC 3.20%, 1/15/27	55,000	60,332

Duke Energy Progress LLC 3.70%, 9/1/28	50,000	56,720
3.45%, 3/15/29	54,000	60,455

Duke Realty L.P. 3.25%, 6/30/26	41,000	44,602
4.00%, 9/15/28	60,000	68,768
1.75%, 2/1/31	250,000	242,353

DuPont de Nemours, Inc. 4.73%, 11/15/28	517,000	616,605
5.32%, 11/15/38	250,000	331,210
5.42%, 11/15/48	152,000	215,458

DXC Technology Co. 4.75%, 4/15/27	247,000	283,277

E*TRADE Financial Corp. 3.80%, 8/24/27	100,000	112,046

Eastman Chemical Co. 4.50%, 12/1/28	40,000	46,842
4.65%, 10/15/44	40,000	49,198

Eaton Corp. 3.10%, 9/15/27	226,000	246,641

eBay, Inc. 3.60%, 6/5/27	240,000	268,164
4.00%, 7/15/42	300,000	342,258

Ecolab, Inc. 2.70%, 11/1/26	150,000	161,325
3.25%, 12/1/27	25,000	27,691
4.80%, 3/24/30	186,000	228,627

Edison International 4.13%, 3/15/28	145,000	155,405

Eli Lilly & Co. 3.38%, 3/15/29	187,000	210,541

Enable Midstream Partners L.P. 4.40%, 3/15/27	35,000	38,965
4.95%, 5/15/28	170,000	193,533
4.15%, 9/15/29	100,000	109,733
5.00%, 5/15/44	60,000	65,714

Energy Transfer L.P. 5.50%, 6/1/27	100,000	117,973
4.00%, 10/1/27	711,000	790,077
5.25%, 4/15/29	175,000	206,432
3.75%, 5/15/30	150,000	163,209
6.63%, 10/15/36	50,000	66,393
5.80%, 6/15/38, Series 20Y	250,000	310,307
7.50%, 7/1/38	50,000	70,254
6.10%, 2/15/42	50,000	63,153
4.95%, 1/15/43	254,000	279,512
5.35%, 5/15/45	225,000	265,342
6.13%, 12/15/45	50,000	64,410
5.30%, 4/15/47	25,000	29,512
5.40%, 10/1/47	60,000	72,483
6.25%, 4/15/49	300,000	397,896
5.00%, 5/15/50	280,000	328,432

See Notes to Financial Statements.

90	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value

Enstar Group Ltd. 4.95%, 6/1/29(b)	$196,000	$225,051

Entergy Corp. 2.95%, 9/1/26	309,000	331,857
2.80%, 6/15/30	315,000	330,010

Enterprise Products Operating LLC 4.15%, 10/16/28	371,000	427,288
3.13%, 7/31/29	152,000	164,780
6.65%, 10/15/34, Series H	290,000	413,424
5.95%, 2/1/41	200,000	278,090
4.45%, 2/15/43	200,000	236,382
4.85%, 3/15/44	250,000	309,705
5.10%, 2/15/45	250,000	317,090
4.25%, 2/15/48	216,000	250,113
4.95%, 10/15/54	175,000	227,036
3.95%, 1/31/60	250,000	279,005
5.25%, 8/16/77, Series E, (5.25% fixed rate until 8/16/27; 3-month U.S. dollar London Interbank Offered Rate + 3.033% thereafter)(d)	118,000	123,108

Equinix, Inc. 2.90%, 11/18/26	100,000	107,146
1.80%, 7/15/27	48,000	48,785
3.20%, 11/18/29	500,000	539,125
2.95%, 9/15/51	225,000	217,796

Equitable Holdings, Inc. 4.35%, 4/20/28	529,000	608,477
5.00%, 4/20/48	95,000	123,776

ERP Operating L.P. 3.25%, 8/1/27	88,000	96,809
3.50%, 3/1/28	112,000	124,452
4.15%, 12/1/28	153,000	176,897

Essential Utilities, Inc. 3.57%, 5/1/29	362,000	403,673

Essex Portfolio L.P. 4.00%, 3/1/29	100,000	113,959
3.00%, 1/15/30	175,000	186,694
1.65%, 1/15/31	250,000	238,498

Estee Lauder Cos., Inc. (The) 3.15%, 3/15/27	60,000	66,205
1.95%, 3/15/31	250,000	253,507

Everest Reinsurance Holdings, Inc. 3.50%, 10/15/50	250,000	272,555

Evergy, Inc. 2.90%, 9/15/29	150,000	159,870

Eversource Energy 1.65%, 8/15/30, Series R	290,000	280,453

Exelon Corp. 4.95%, 6/15/35	51,000	63,344

Exelon Generation Co. LLC 6.25%, 10/1/39	395,000	491,538
5.60%, 6/15/42	97,000	115,595

Expedia Group, Inc. 4.63%, 8/1/27	500,000	566,015
3.25%, 2/15/30	100,000	103,689

Extra Space Storage L.P. 2.55%, 6/1/31	50,000	50,887

Federal Realty Investment Trust 3.20%, 6/15/29	71,000	76,799
4.50%, 12/1/44	250,000	306,612

FedEx Corp. 3.40%, 2/15/28	90,000	100,017
3.10%, 8/5/29	277,000	300,318
4.25%, 5/15/30	240,000	280,634
4.90%, 1/15/34	25,000	31,412
3.25%, 5/15/41	250,000	261,535
4.75%, 11/15/45	250,000	315,687
4.40%, 1/15/47	170,000	205,890
4.05%, 2/15/48	100,000	116,666
5.25%, 5/15/50(b)	235,000	324,838

Fidelity National Financial, Inc. 4.50%, 8/15/28	220,000	254,025

Fidelity National Information Services, Inc. 1.65%, 3/1/28(b)	500,000	500,365

Fifth Third Bancorp 8.25%, 3/1/38	250,000	421,215

First Republic Bank 4.38%, 8/1/46	75,000	93,962

Fiserv, Inc. 4.20%, 10/1/28(b)	337,000	387,429
2.65%, 6/1/30	423,000	439,738
4.40%, 7/1/49	576,000	707,432

Flex Ltd. 4.88%, 6/15/29	100,000	116,314

Florida Power & Light Co. 5.63%, 4/1/34	100,000	137,100
4.05%, 6/1/42	60,000	73,551
3.80%, 12/15/42	133,000	158,645

Flowers Foods, Inc. 3.50%, 10/1/26	8,000	8,749

FMC Corp. 3.45%, 10/1/29	110,000	120,168
4.50%, 10/1/49	272,000	326,457

Ford Foundation (The) 2.42%, 6/1/50, Series 2020	75,000	74,009

Fox Corp. 4.71%, 1/25/29	333,000	392,690
5.48%, 1/25/39	185,000	240,524
5.58%, 1/25/49	50,000	68,808

GATX Corp. 3.85%, 3/30/27	160,000	176,922
3.50%, 3/15/28	100,000	110,541
4.55%, 11/7/28	90,000	105,311
4.70%, 4/1/29	40,000	47,030

GE Capital Funding LLC 4.40%, 5/15/30	750,000	879,990

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/35	970,000	1,179,423

General Dynamics Corp. 2.13%, 8/15/26	114,000	119,902
2.63%, 11/15/27	62,000	66,728
3.75%, 5/15/28	200,000	227,938

See Notes to Financial Statements.

WisdomTree Trust	91

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value

General Electric Co. 3.45%, 5/1/27	$150,000	$165,492
3.63%, 5/1/30	350,000	393,750
6.75%, 3/15/32, Series MTNA	353,000	490,458
5.88%, 1/14/38	157,000	215,856
6.88%, 1/10/39	85,000	128,825
4.35%, 5/1/50	450,000	555,556

General Mills, Inc. 3.20%, 2/10/27(b)	53,000	57,908
4.20%, 4/17/28	385,000	443,628
3.00%, 2/1/51(b)(c)	145,000	150,874

General Motors Co. 4.20%, 10/1/27	112,000	125,545
6.80%, 10/1/27	50,000	63,008
5.00%, 4/1/35	90,000	108,490
6.60%, 4/1/36	660,000	904,246
5.15%, 4/1/38	450,000	545,814
6.25%, 10/2/43	250,000	342,515

General Motors Financial Co., Inc. 4.00%, 10/6/26	120,000	132,851
4.35%, 1/17/27	273,000	307,862
3.85%, 1/5/28	206,000	226,137

Georgia Power Co. 3.25%, 3/30/27	110,000	119,792

Gilead Sciences, Inc. 2.95%, 3/1/27	62,000	67,007
1.65%, 10/1/30	450,000	439,398
2.60%, 10/1/40	250,000	243,740
4.80%, 4/1/44	600,000	772,392
2.80%, 10/1/50	450,000	439,456

Global Payments, Inc. 4.45%, 6/1/28	85,000	98,143
3.20%, 8/15/29	449,000	482,531

Globe Life, Inc. 4.55%, 9/15/28	200,000	235,656

GLP Capital L.P. 5.75%, 6/1/28	192,000	229,398
4.00%, 1/15/30	250,000	271,907

Goldman Sachs Group, Inc. (The) 3.50%, 11/16/26	125,000	136,158
5.95%, 1/15/27	150,000	182,781
3.85%, 1/26/27	70,000	77,460
3.69%, 6/5/28, (3.691% fixed rate until 6/5/27; 3-month U.S. dollar London Interbank Offered Rate + 1.51% thereafter)(d)	96,000	106,728
3.81%, 4/23/29, (3.814% fixed rate until 4/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.158% thereafter)(d)	643,000	721,022
2.60%, 2/7/30	350,000	365,148
2.62%, 4/22/32, (2.615% fixed rate until 4/22/31; Secured Overnight Financing Rate + 1.281% thereafter)(d)	850,000	876,851
6.75%, 10/1/37	446,000	650,745
5.15%, 5/22/45	430,000	577,473

Halliburton Co. 2.92%, 3/1/30(b)	150,000	156,306
4.85%, 11/15/35	55,000	65,181
6.70%, 9/15/38	56,000	77,446
7.45%, 9/15/39	78,000	114,389
4.50%, 11/15/41	2,000	2,233
4.75%, 8/1/43	200,000	229,690
5.00%, 11/15/45	207,000	249,934

Harley-Davidson, Inc. 4.63%, 7/28/45	40,000	43,629

Hartford Financial Services Group, Inc. (The) 4.30%, 4/15/43	65,000	78,850
4.40%, 3/15/48	120,000	150,331

Hasbro, Inc. 3.55%, 11/19/26	74,000	81,201
3.50%, 9/15/27	174,000	191,280
6.35%, 3/15/40	341,000	478,556

HCA, Inc. 4.50%, 2/15/27	452,000	512,812
4.13%, 6/15/29	300,000	339,849
5.13%, 6/15/39	60,000	75,518
5.50%, 6/15/47	113,000	149,482
5.25%, 6/15/49	233,000	304,188
3.50%, 7/15/51	150,000	153,314

Healthcare Realty Trust, Inc. 3.63%, 1/15/28(b)	25,000	27,634

Healthcare Trust of America Holdings L.P. 3.10%, 2/15/30	325,000	347,539
2.00%, 3/15/31	250,000	243,170

Healthpeak Properties, Inc. 3.25%, 7/15/26	168,000	182,915
6.75%, 2/1/41	32,000	49,159

Hershey Co. (The) 2.30%, 8/15/26	85,000	90,262
1.70%, 6/1/30	50,000	50,152

Hess Corp. 4.30%, 4/1/27	100,000	111,249
7.13%, 3/15/33	100,000	135,582
5.60%, 2/15/41	250,000	312,220

Hewlett Packard Enterprise Co. 6.20%, 10/15/35(b)	100,000	136,349
6.35%, 10/15/45	150,000	207,792

Highwoods Realty L.P. 4.13%, 3/15/28	25,000	28,197
4.20%, 4/15/29	75,000	85,169
3.05%, 2/15/30	115,000	121,892

HollyFrontier Corp. 4.50%, 10/1/30	50,000	53,850

Home Depot, Inc. (The) 2.13%, 9/15/26	101,000	106,379
2.80%, 9/14/27	105,000	114,384
3.90%, 12/6/28	35,000	40,657
2.95%, 6/15/29	295,000	323,155
1.38%, 3/15/31	250,000	241,440

Honeywell International, Inc. 2.50%, 11/1/26	201,000	214,479

Hormel Foods Corp. 1.80%, 6/11/30	150,000	150,765

See Notes to Financial Statements.

92	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value

Host Hotels & Resorts L.P. 3.50%, 9/15/30, Series I	$250,000	$263,680

HP, Inc. 3.40%, 6/17/30	300,000	321,435
6.00%, 9/15/41	185,000	243,371

Hubbell, Inc. 3.15%, 8/15/27	8,000	8,617
3.50%, 2/15/28	96,000	106,003

Hudson Pacific Properties L.P. 4.65%, 4/1/29	185,000	215,623
3.25%, 1/15/30	200,000	213,378

Humana, Inc. 3.95%, 3/15/27	71,000	79,864
2.15%, 2/3/32	500,000	499,020
4.95%, 10/1/44	117,000	153,456

Huntington Ingalls Industries, Inc. 3.48%, 12/1/27	25,000	27,291
4.20%, 5/1/30	250,000	286,785

Huntsman International LLC 4.50%, 5/1/29	379,000	435,092

Illinois Tool Works, Inc. 2.65%, 11/15/26	99,000	106,514

Indiana Michigan Power Co. 3.85%, 5/15/28	92,000	103,850

Indiana University Health, Inc. Obligated Group 3.97%, 11/1/48	45,000	56,270

Ingredion, Inc. 3.20%, 10/1/26	109,000	118,648

Intel Corp. 3.15%, 5/11/27	100,000	110,251
2.45%, 11/15/29	55,000	58,061
3.90%, 3/25/30(b)	365,000	424,550

Intercontinental Exchange, Inc. 3.10%, 9/15/27	90,000	98,357
3.75%, 9/21/28	208,000	235,052
2.10%, 6/15/30	320,000	321,488
2.65%, 9/15/40	250,000	244,555
3.00%, 6/15/50	150,000	152,031
3.00%, 9/15/60	100,000	99,292

International Business Machines Corp. 3.30%, 1/27/27	150,000	165,555
1.70%, 5/15/27	100,000	102,028
3.50%, 5/15/29	450,000	504,328

International Flavors & Fragrances, Inc. 4.38%, 6/1/47	27,000	32,928
5.00%, 9/26/48	50,000	66,629

International Paper Co. 5.15%, 5/15/46	250,000	336,537
4.35%, 8/15/48	134,000	168,379

Interpublic Group of Cos., Inc. (The) 5.40%, 10/1/48	125,000	170,781

Interstate Power & Light Co. 4.10%, 9/26/28	250,000	289,065
6.25%, 7/15/39	10,000	14,405
3.70%, 9/15/46	100,000	115,435

ITC Holdings Corp. 3.25%, 6/30/26	75,000	81,740

Jabil, Inc. 3.95%, 1/12/28	209,000	232,172

Janus Capital Group, Inc. 4.88%, 8/1/25	2,000	2,256

Jefferies Group LLC 4.85%, 1/15/27	53,000	61,794
4.15%, 1/23/30	503,000	570,633
6.25%, 1/15/36	268,000	363,810
6.50%, 1/20/43	61,000	85,445

JetBlue Pass Through Trust
2.75%, 11/15/33, Series 2019-1, Class AA	94,843	95,704

JM Smucker Co. (The) 4.25%, 3/15/35	222,000	264,235
4.38%, 3/15/45	5,000	6,104

John Deere Capital Corp. 3.05%, 1/6/28	25,000	27,546
3.45%, 3/7/29	250,000	282,532
2.80%, 7/18/29	175,000	190,215
2.45%, 1/9/30	45,000	47,590

Johnson & Johnson 4.38%, 12/5/33	30,000	37,706
3.40%, 1/15/38	50,000	57,447
3.70%, 3/1/46	103,000	124,295

Johnson Controls International PLC 6.00%, 1/15/36	400,000	569,616
5.13%, 9/14/45	11,000	14,778
4.50%, 2/15/47	120,000	152,552

JPMorgan Chase & Co. 2.95%, 10/1/26	97,000	104,610
7.63%, 10/15/26	167,000	217,902
4.13%, 12/15/26	27,000	30,676
8.00%, 4/29/27	1,000	1,342
4.25%, 10/1/27	244,000	280,310
3.63%, 12/1/27	35,000	38,511
3.78%, 2/1/28, (3.782% fixed rate until 2/1/27; 3-month U.S. dollar London Interbank Offered Rate + 1.337% thereafter)(d)	129,000	143,660
3.54%, 5/1/28, (3.54% fixed rate until 5/1/27; 3-month U.S. dollar London Interbank Offered Rate + 1.38% thereafter)(d)	268,000	295,481
3.51%, 1/23/29, (3.509% fixed rate until 1/23/28; 3-month U.S. dollar London Interbank Offered Rate + 0.945% thereafter)(d)	110,000	121,619
4.01%, 4/23/29, (4.005% fixed rate until 4/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.12% thereafter)(d)	490,000	556,464
4.20%, 7/23/29, (4.203% fixed rate until 7/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.26% thereafter)(d)	355,000	408,470
4.45%, 12/5/29, (4.452% fixed rate until 12/5/28; 3-month U.S. dollar London Interbank Offered Rate + 1.33% thereafter)(d)	211,000	246,906

See Notes to Financial Statements.

WisdomTree Trust	93

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value
2.52%, 4/22/31, (2.522% fixed rate until 4/22/30; Secured Overnight Financing Rate + 2.04% thereafter)(d)	$350,000	$362,855
2.96%, 5/13/31, (2.956% fixed rate until 5/13/30; Secured Overnight Financing Rate + 2.515% thereafter)(d)	550,000	582,708
1.95%, 2/4/32, (1.953% fixed rate until 2/4/31; Secured Overnight Financing Rate + 1.065% thereafter)(d)	500,000	491,370
2.58%, 4/22/32, (2.58% fixed rate until 4/22/31; Secured Overnight Financing Rate + 1.25% thereafter)(d)	500,000	517,510

Juniper Networks, Inc. 2.00%, 12/10/30(b)	50,000	48,426

Kansas City Southern 2.88%, 11/15/29	200,000	211,928
4.70%, 5/1/48	125,000	156,358
4.20%, 11/15/69	50,000	58,664

Kellogg Co. 3.40%, 11/15/27	155,000	171,151
7.45%, 4/1/31, Series B	150,000	217,626

Kennametal, Inc. 4.63%, 6/15/28	240,000	273,178

Keurig Dr. Pepper, Inc. 2.55%, 9/15/26	50,000	53,144
3.43%, 6/15/27	90,000	99,670
4.60%, 5/25/28	170,000	199,626
3.20%, 5/1/30	550,000	599,720
5.09%, 5/25/48	125,000	167,819

KeyBank NA 3.90%, 4/13/29	75,000	84,860

KeyCorp 4.10%, 4/30/28	290,000	335,846
2.55%, 10/1/29	90,000	94,901

Kilroy Realty L.P. 4.25%, 8/15/29	150,000	171,570
3.05%, 2/15/30	120,000	128,014

Kimberly-Clark Corp. 3.20%, 4/25/29	117,000	130,436

Kimco Realty Corp. 2.70%, 10/1/30	50,000	51,855
3.70%, 10/1/49	250,000	276,920

Kinder Morgan Energy Partners L.P. 7.30%, 8/15/33	1,000	1,426
5.80%, 3/15/35	50,000	64,800
6.95%, 1/15/38	90,000	129,020
6.38%, 3/1/41	8,000	11,145
5.00%, 8/15/42	200,000	242,364
5.00%, 3/1/43	350,000	425,022
5.40%, 9/1/44	75,000	95,060

Kinder Morgan, Inc. 4.30%, 3/1/28	192,000	219,640
2.00%, 2/15/31(b)	150,000	146,397
7.75%, 1/15/32	187,000	270,810
5.30%, 12/1/34	168,000	208,947
5.55%, 6/1/45	148,000	192,357
5.05%, 2/15/46	80,000	98,582
5.20%, 3/1/48	100,000	126,938
3.25%, 8/1/50	150,000	148,049

Kirby Corp. 4.20%, 3/1/28	80,000	89,374

KLA Corp. 3.30%, 3/1/50	250,000	273,347

Kohl’s Corp. 5.55%, 7/17/45	177,000	220,108

Kroger Co. (The) 2.65%, 10/15/26	55,000	58,645
3.70%, 8/1/27	295,000	331,704
5.40%, 7/15/40	50,000	66,921
5.00%, 4/15/42	66,000	85,570
5.15%, 8/1/43	25,000	33,019
4.45%, 2/1/47	51,000	62,315
4.65%, 1/15/48	69,000	86,830
5.40%, 1/15/49	250,000	348,480

L3Harris Technologies, Inc. 4.40%, 6/15/28	381,000	440,554
4.85%, 4/27/35	67,000	84,983

Laboratory Corp. of America Holdings 3.60%, 9/1/27	225,000	249,385
4.70%, 2/1/45	75,000	93,276

Lam Research Corp. 4.00%, 3/15/29(b)	217,000	251,889

Las Vegas Sands Corp. 3.50%, 8/18/26	100,000	105,010
3.90%, 8/8/29	137,000	144,316

Lear Corp. 4.25%, 5/15/29	498,000	565,584

Leggett & Platt, Inc. 3.50%, 11/15/27	25,000	27,391

Leidos, Inc. 2.30%, 2/15/31	350,000	346,811

LifeStorage L.P. 3.50%, 7/1/26	60,000	65,977
3.88%, 12/15/27	25,000	28,235

Lincoln National Corp. 3.80%, 3/1/28	38,000	42,718
3.05%, 1/15/30	200,000	215,978
4.35%, 3/1/48	303,000	369,802

Lowe’s Cos., Inc. 3.10%, 5/3/27	60,000	65,611
3.65%, 4/5/29	500,000	561,625
4.50%, 4/15/30	250,000	296,967
5.00%, 4/15/40	350,000	454,685
5.13%, 4/15/50	250,000	343,397
3.00%, 10/15/50	350,000	351,239

LYB International Finance B.V. 5.25%, 7/15/43	100,000	131,744
4.88%, 3/15/44	195,000	247,786

LYB International Finance III LLC 3.38%, 10/1/40	100,000	106,001
4.20%, 10/15/49	300,000	352,836
3.80%, 10/1/60	310,000	340,374

See Notes to Financial Statements.

94	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value

Magellan Midstream Partners L.P. 3.25%, 6/1/30	$250,000	$269,557
5.15%, 10/15/43	72,000	89,805
4.20%, 10/3/47	160,000	180,843

Marathon Oil Corp. 4.40%, 7/15/27(b)	165,000	186,722
6.60%, 10/1/37	79,000	105,083

Marathon Petroleum Corp. 6.50%, 3/1/41	240,000	334,008
4.75%, 9/15/44	51,000	60,467
4.50%, 4/1/48	25,000	28,615
5.00%, 9/15/54	40,000	48,878

Markel Corp. 3.50%, 11/1/27	100,000	110,701
5.00%, 4/5/46	250,000	328,702

Marriott International, Inc. 4.63%, 6/15/30	250,000	288,242

Marsh & McLennan Cos., Inc. 4.38%, 3/15/29	171,000	201,123
2.25%, 11/15/30	450,000	461,821

Martin Marietta Materials, Inc. 3.45%, 6/1/27	25,000	27,452
4.25%, 12/15/47	180,000	214,398
3.20%, 7/15/51	250,000	256,675

Marvell Technology, Inc. 2.95%, 4/15/31(c)	300,000	312,012

Masco Corp. 1.50%, 2/15/28	500,000	493,365

Massachusetts Institute of Technology 5.60%, 7/1/2111	60,000	107,375

Mastercard, Inc. 2.95%, 11/21/26	50,000	54,662
3.50%, 2/26/28	52,000	58,542
2.95%, 6/1/29	145,000	159,103
1.90%, 3/15/31	250,000	255,737

McCormick & Co., Inc. 3.40%, 8/15/27	110,000	122,276

McDonald’s Corp. 3.80%, 4/1/28	328,000	371,404
2.63%, 9/1/29	100,000	105,664
2.13%, 3/1/30	150,000	152,814
3.60%, 7/1/30	250,000	282,567
4.70%, 12/9/35	81,000	101,555
6.30%, 3/1/38	18,000	26,148
4.88%, 7/15/40	150,000	193,230
3.70%, 2/15/42	150,000	169,572
4.60%, 5/26/45	92,000	116,692
4.88%, 12/9/45	88,000	116,057
4.45%, 3/1/47	69,000	86,282
4.45%, 9/1/48	40,000	50,298
3.63%, 9/1/49	250,000	281,780

MDC Holdings, Inc. 3.85%, 1/15/30	50,000	54,393

Medtronic Global Holdings SCA 3.35%, 4/1/27	143,000	157,883

Memorial Health Services 3.45%, 11/1/49	47,000	52,854

Merck & Co., Inc. 3.40%, 3/7/29	288,000	324,187

Mercury General Corp. 4.40%, 3/15/27	160,000	181,670

MetLife, Inc. 6.40%, 12/15/66	140,000	179,760

Micron Technology, Inc. 5.33%, 2/6/29	337,000	408,023

Microsoft Corp. 3.50%, 2/12/35	250,000	294,102
4.50%, 10/1/40	50,000	66,669

Mid-America Apartments L.P. 3.95%, 3/15/29	340,000	388,042
1.70%, 2/15/31(b)	100,000	96,363

MidAmerican Energy Co. 3.10%, 5/1/27	200,000	219,272

Molson Coors Beverage Co. 3.00%, 7/15/26	167,000	179,543
5.00%, 5/1/42	60,000	74,947
4.20%, 7/15/46	315,000	356,624

Mondelez International, Inc. 2.75%, 4/13/30	50,000	53,019
1.50%, 2/4/31	500,000	479,350
1.88%, 10/15/32	25,000	24,470
2.63%, 9/4/50	150,000	143,291

Moody’s Corp. 3.25%, 1/15/28	33,000	36,221
5.25%, 7/15/44	250,000	343,997

Morgan Stanley 4.35%, 9/8/26	535,000	607,926
3.63%, 1/20/27	249,000	277,067
3.95%, 4/23/27	350,000	393,393
3.59%, 7/22/28, (3.591% fixed rate until 7/22/27; 3-month U.S. dollar London Interbank Offered Rate + 1.34% thereafter)(d)	163,000	181,170
3.77%, 1/24/29, (3.772% fixed rate until 1/24/28; 3-month U.S. dollar London Interbank Offered Rate + 1.14% thereafter)(d)	518,000	579,766
4.43%, 1/23/30, (4.431% fixed rate until 1/23/29; 3-month U.S. dollar London Interbank Offered Rate + 1.628% thereafter)(d)	275,000	321,607
2.70%, 1/22/31, (2.699% fixed rate until 1/22/30; Secured Overnight Financing Rate + 1.143% thereafter)(d)	450,000	471,793
1.79%, 2/13/32, (1.794% fixed rate until 2/13/31; Secured Overnight Financing Rate + 1.034% thereafter)(d)	500,000	484,695
1.93%, 4/28/32, (1.928% fixed rate until 4/28/31; Secured Overnight Financing Rate + 1.02% thereafter)(d)	500,000	489,080

Mosaic Co. (The) 4.05%, 11/15/27	223,000	252,523
5.63%, 11/15/43	38,000	50,957

See Notes to Financial Statements.

WisdomTree Trust	95

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value

Motorola Solutions, Inc. 4.60%, 2/23/28	$50,000	$58,206
4.60%, 5/23/29	75,000	88,016
2.30%, 11/15/30	75,000	74,683
5.50%, 9/1/44	250,000	328,952

MPLX L.P. 4.25%, 12/1/27	50,000	56,715
4.00%, 3/15/28	280,000	312,785
4.80%, 2/15/29(b)	60,000	70,357
2.65%, 8/15/30	200,000	203,510
5.20%, 3/1/47	35,000	43,075
5.20%, 12/1/47	275,000	336,341
4.70%, 4/15/48	500,000	582,335

Mylan, Inc. 4.55%, 4/15/28	166,000	191,703
5.20%, 4/15/48	150,000	187,130

Nasdaq, Inc. 1.65%, 1/15/31	650,000	620,210

National Fuel Gas Co. 3.95%, 9/15/27	150,000	162,371
4.75%, 9/1/28	65,000	73,701

National Retail Properties, Inc. 3.50%, 10/15/27	15,000	16,437
2.50%, 4/15/30	200,000	205,842
3.50%, 4/15/51	150,000	160,592

National Rural Utilities Cooperative Finance Corp. 3.40%, 2/7/28	100,000	110,603
3.70%, 3/15/29	167,000	189,797

NewMarket Corp. 2.70%, 3/18/31	50,000	50,823

Newmont Corp. 2.80%, 10/1/29	110,000	115,873
6.25%, 10/1/39	93,000	134,677
5.45%, 6/9/44	250,000	347,330

NextEra Energy Capital Holdings, Inc. 3.50%, 4/1/29	327,000	362,990
2.75%, 11/1/29	500,000	529,935
4.80%, 12/1/77, (4.80% fixed rate until 12/1/27; 3-month U.S. dollar London Interbank Offered Rate + 2.409% thereafter)(d)	33,000	37,232

NIKE, Inc. 2.38%, 11/1/26	49,000	52,252
2.85%, 3/27/30	420,000	458,976

NiSource, Inc. 3.49%, 5/15/27	110,000	121,553
3.60%, 5/1/30	515,000	574,251
5.95%, 6/15/41	2,000	2,861
4.80%, 2/15/44	40,000	50,998
5.65%, 2/1/45	224,000	314,467
4.38%, 5/15/47	181,000	221,461
3.95%, 3/30/48	75,000	87,174

Nordstrom, Inc. 5.00%, 1/15/44	250,000	248,630

Norfolk Southern Corp. 3.15%, 6/1/27	100,000	109,069
3.80%, 8/1/28	149,000	169,094
4.84%, 10/1/41	120,000	156,551
3.95%, 10/1/42	250,000	294,047
3.94%, 11/1/47	71,000	82,911
3.05%, 5/15/50	250,000	255,772
3.16%, 5/15/55	40,000	41,357
4.10%, 5/15/2121	100,000	115,470

Northern Trust Corp. 3.15%, 5/3/29	181,000	200,705
3.38%, 5/8/32, (3.375% fixed rate until 5/8/27; 3-month U.S. dollar London Interbank Offered Rate + 1.131% thereafter)(d)	30,000	32,772

Northrop Grumman Corp. 3.20%, 2/1/27	100,000	109,199
3.25%, 1/15/28	100,000	109,376
5.15%, 5/1/40	250,000	331,867
5.05%, 11/15/40	26,000	34,354
4.75%, 6/1/43	60,000	77,971
5.25%, 5/1/50	372,000	530,431

Northrop Grumman Systems Corp. 7.75%, 2/15/31	170,000	249,319

NOV, Inc. 3.95%, 12/1/42	105,000	104,990

NSTAR Electric Co. 3.20%, 5/15/27	150,000	164,961

Nucor Corp. 5.20%, 8/1/43	200,000	273,264
2.98%, 12/15/55(c)	27,000	27,411

NVIDIA Corp. 2.85%, 4/1/30	250,000	270,930

O’Reilly Automotive, Inc. 3.60%, 9/1/27	100,000	112,382
4.20%, 4/1/30	250,000	290,805
1.75%, 3/15/31	250,000	242,667

Oglethorpe Power Corp. 5.25%, 9/1/50	255,000	334,019

Oklahoma Gas & Electric Co. 3.80%, 8/15/28	135,000	153,504

Omega Healthcare Investors, Inc. 4.50%, 4/1/27	90,000	101,132
4.75%, 1/15/28	60,000	68,148
3.63%, 10/1/29	100,000	106,876

Omnicom Group, Inc. 2.45%, 4/30/30	525,000	538,891

ONEOK Partners L.P. 6.13%, 2/1/41	100,000	129,393
6.20%, 9/15/43	25,000	32,690

ONEOK, Inc. 4.00%, 7/13/27	430,000	477,713
4.55%, 7/15/28	357,000	408,447
4.45%, 9/1/49	150,000	169,409
7.15%, 1/15/51	150,000	221,171

Oracle Corp. 2.65%, 7/15/26	125,000	132,446
2.80%, 4/1/27	310,000	331,002
3.25%, 11/15/27	414,000	452,258
2.30%, 3/25/28	275,000	284,056

See Notes to Financial Statements.

96	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value
2.95%, 4/1/30	$600,000	$637,632
2.88%, 3/25/31	633,000	667,017
3.80%, 11/15/37	400,000	439,064
6.50%, 4/15/38	250,000	356,142
3.60%, 4/1/40	400,000	426,004
5.38%, 7/15/40	350,000	454,317
3.65%, 3/25/41	200,000	213,824
4.13%, 5/15/45	250,000	280,880
4.00%, 7/15/46	250,000	275,920
4.00%, 11/15/47	500,000	550,975
3.60%, 4/1/50	250,000	261,365
3.95%, 3/25/51	500,000	554,465
3.85%, 4/1/60	300,000	323,058
4.10%, 3/25/61	150,000	169,305

Oshkosh Corp. 4.60%, 5/15/28	32,000	37,193

Otis Worldwide Corp. 2.29%, 4/5/27	200,000	209,626
2.57%, 2/15/30	478,000	500,045

Owens Corning 3.40%, 8/15/26	260,000	282,805
7.00%, 12/1/36	32,000	47,047

Owl Rock Capital Corp. 2.88%, 6/11/28	350,000	352,026

Pacific Gas and Electric Co. 3.30%, 3/15/27(b)	150,000	154,839
2.10%, 8/1/27	50,000	48,467
4.55%, 7/1/30	250,000	268,142
2.50%, 2/1/31	400,000	378,240
4.50%, 7/1/40	432,000	439,262
4.20%, 6/1/41	75,000	74,027
4.60%, 6/15/43	540,000	550,762
4.95%, 7/1/50	350,000	370,821

Packaging Corp. of America 3.00%, 12/15/29	242,000	259,119

Parker-Hannifin Corp. 3.25%, 3/1/27(b)	100,000	108,800
3.25%, 6/14/29	422,000	459,199
4.00%, 6/14/49	150,000	176,531

PayPal Holdings, Inc. 2.65%, 10/1/26	79,000	84,940
2.85%, 10/1/29	350,000	377,905
2.30%, 6/1/30	350,000	364,259

Pentair Finance Sarl 4.50%, 7/1/29	233,000	271,545

PepsiCo, Inc. 2.38%, 10/6/26	125,000	133,870
3.00%, 10/15/27	103,000	113,708
1.40%, 2/25/31(b)	300,000	294,153

PerkinElmer, Inc. 2.55%, 3/15/31	200,000	206,116

Perrigo Finance Unlimited Co. 3.15%, 6/15/30	50,000	52,497

Pfizer, Inc. 3.00%, 12/15/26	160,000	176,210
3.60%, 9/15/28	94,000	107,085
3.45%, 3/15/29	293,000	330,943
2.63%, 4/1/30	100,000	107,358
1.70%, 5/28/30(b)	100,000	100,193

Philip Morris International, Inc. 3.13%, 3/2/28	73,000	79,682
3.38%, 8/15/29	50,000	55,474
1.75%, 11/1/30	250,000	244,292

Phillips 66 4.65%, 11/15/34	322,000	382,539
5.88%, 5/1/42	300,000	413,667

Phillips 66 Partners L.P. 3.75%, 3/1/28	245,000	267,878
4.90%, 10/1/46	100,000	119,592

Physicians Realty L.P. 3.95%, 1/15/28	25,000	27,682

Piedmont Natural Gas Co., Inc. 3.50%, 6/1/29	578,000	638,366

Pioneer Natural Resources Co. 1.90%, 8/15/30	455,000	439,630

Plains All American Pipeline L.P. 4.50%, 12/15/26	171,000	192,059
3.55%, 12/15/29	50,000	53,097
6.65%, 1/15/37	250,000	331,297
4.70%, 6/15/44	47,000	50,172

PNC Financial Services Group, Inc. (The) 2.60%, 7/23/26(b)	250,000	267,830
3.45%, 4/23/29	335,000	374,299
2.55%, 1/22/30	350,000	368,263

PPG Industries, Inc. 2.80%, 8/15/29	82,000	87,314

PPL Capital Funding, Inc. 3.10%, 5/15/26	99,000	106,566
4.13%, 4/15/30	100,000	116,834

President & Fellows of Harvard College 2.52%, 10/15/50	125,000	127,328

Principal Financial Group, Inc. 3.10%, 11/15/26	25,000	27,170
3.70%, 5/15/29	21,000	23,747

Progressive Corp. (The) 2.45%, 1/15/27	25,000	26,736
6.63%, 3/1/29	105,000	139,351

Prologis L.P. 4.38%, 2/1/29	60,000	70,936

Prudential Financial, Inc.
4.50%, 9/15/47, (4.50% fixed rate until 9/15/27; 3-month U.S. dollar London Interbank Offered Rate + 2.38% thereafter)(d)	283,000	310,411
5.70%, 9/15/48, (5.70% fixed rate until 9/15/28; 3-month U.S. dollar London Interbank Offered Rate + 2.665% thereafter)(b)(d)	150,000	176,762

Public Service Co. of Colorado 3.70%, 6/15/28	126,000	142,553

Public Service Electric & Gas Co. 2.25%, 9/15/26	29,000	30,536
3.00%, 5/15/27	35,000	38,131
3.20%, 5/15/29	270,000	298,709

See Notes to Financial Statements.

WisdomTree Trust	97

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value

Public Storage 3.09%, 9/15/27	$90,000	$99,201

PulteGroup, Inc. 6.00%, 2/15/35	350,000	462,955

QUALCOMM, Inc. 3.25%, 5/20/27	162,000	179,456
1.30%, 5/20/28	88,000	86,954

Quest Diagnostics, Inc. 2.95%, 6/30/30	405,000	433,978

Raymond James Financial, Inc. 4.95%, 7/15/46	155,000	203,720

Raytheon Technologies Corp. 3.50%, 3/15/27	190,000	210,108
3.13%, 5/4/27	208,000	226,851
7.20%, 8/15/27	21,000	27,636
4.13%, 11/16/28	588,000	677,335
7.50%, 9/15/29	78,000	109,560
2.25%, 7/1/30	325,000	332,475
6.13%, 7/15/38	123,000	176,050
4.45%, 11/16/38	152,000	186,249
5.70%, 4/15/40	125,000	174,976
4.88%, 10/15/40	250,000	322,320
4.50%, 6/1/42	261,000	326,383
4.15%, 5/15/45	119,000	142,372
3.75%, 11/1/46	106,000	120,744
4.35%, 4/15/47	27,000	33,430
4.05%, 5/4/47	25,000	29,688
4.63%, 11/16/48	45,000	58,319
3.13%, 7/1/50	250,000	260,827

Realty Income Corp. 4.13%, 10/15/26	95,000	107,712
3.00%, 1/15/27	146,000	158,172
3.65%, 1/15/28	136,000	152,810

Regency Centers L.P. 4.13%, 3/15/28	40,000	45,453
2.95%, 9/15/29	272,000	289,620
4.40%, 2/1/47	13,000	15,663

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/30	100,000	96,325

Regions Financial Corp. 7.38%, 12/10/37	50,000	77,489

Reinsurance Group of America, Inc. 3.15%, 6/15/30	250,000	269,297

Republic Services, Inc. 3.95%, 5/15/28	90,000	102,488
1.45%, 2/15/31	250,000	238,148
1.75%, 2/15/32	350,000	338,754

Rockwell Automation, Inc. 3.50%, 3/1/29	68,000	76,716

Roper Technologies, Inc. 3.80%, 12/15/26	90,000	100,755
1.40%, 9/15/27	99,000	98,703
2.00%, 6/30/30	400,000	398,772

Ross Stores, Inc. 1.88%, 4/15/31	250,000	244,965

Royalty Pharma PLC 2.20%, 9/2/30(b)	290,000	287,555
3.30%, 9/2/40	250,000	253,972

RPM International, Inc. 3.75%, 3/15/27	73,000	80,407
4.55%, 3/1/29	100,000	115,876

S&P Global, Inc. 2.95%, 1/22/27	5,000	5,418

Sabine Pass Liquefaction LLC 5.88%, 6/30/26	250,000	295,557
5.00%, 3/15/27	50,000	57,872
4.20%, 3/15/28	302,000	339,569
4.50%, 5/15/30	232,000	269,482

Sabra Health Care L.P. 5.13%, 8/15/26	50,000	56,441
3.90%, 10/15/29	265,000	284,220

Santander Holdings USA, Inc. 4.40%, 7/13/27	102,000	115,178

Sempra Energy 3.25%, 6/15/27	40,000	43,565
3.40%, 2/1/28	246,000	268,617
3.80%, 2/1/38	150,000	168,414

ServiceNow, Inc. 1.40%, 9/1/30	250,000	237,840

Sherwin-Williams Co. (The) 3.45%, 6/1/27	116,000	128,373
2.95%, 8/15/29	110,000	118,390
2.30%, 5/15/30(b)	290,000	297,131
4.55%, 8/1/45	12,000	15,127
4.50%, 6/1/47	200,000	251,970

Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/26	278,000	301,875

Simon Property Group L.P. 3.38%, 6/15/27	175,000	192,484
2.45%, 9/13/29	142,000	146,785

SITE Centers Corp. 4.70%, 6/1/27	30,000	33,803

Snap-on, Inc. 3.25%, 3/1/27	150,000	164,657

Southern California Edison Co. 3.65%, 3/1/28, Series B	70,000	76,893
4.20%, 3/1/29, Series A	100,000	113,465
6.65%, 4/1/29	208,000	261,152

Southern California Gas Co. 4.30%, 1/15/49, Series VV	135,000	170,563
3.95%, 2/15/50, Series WW	76,000	91,534

Southern Co. (The) 3.25%, 7/1/26	64,000	69,384
3.70%, 4/30/30, Series A	100,000	111,547
4.25%, 7/1/36	257,000	302,350
4.40%, 7/1/46	250,000	300,960

Southern Co. Gas Capital Corp. 5.88%, 3/15/41	350,000	493,059
4.40%, 5/30/47	3,000	3,602

Southern Power Co. 5.25%, 7/15/43	15,000	19,164
4.95%, 12/15/46, Series F	160,000	197,906

Southwest Airlines Co. 5.13%, 6/15/27	225,000	263,464
3.45%, 11/16/27	100,000	108,566

See Notes to Financial Statements.

98	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value

Southwestern Electric Power Co. 2.75%, 10/1/26, Series K	$110,000	$116,998
4.10%, 9/15/28, Series M	229,000	262,258
3.85%, 2/1/48, Series L	250,000	281,630

Spectra Energy Partners L.P. 5.95%, 9/25/43	250,000	346,932

Spirit Airlines Pass Through Trust 4.10%, 10/1/29, Series A	119,691	125,099

Spirit Realty L.P. 3.40%, 1/15/30	150,000	161,195

Stanford Health Care 3.80%, 11/15/48, Series 2018	35,000	42,308

Stanley Black & Decker, Inc. 4.25%, 11/15/28	125,000	146,886

Starbucks Corp. 4.00%, 11/15/28	383,000	442,618
3.55%, 8/15/29	379,000	425,644
4.30%, 6/15/45	150,000	181,878
4.45%, 8/15/49	150,000	189,546
3.50%, 11/15/50	150,000	164,777

State Street Corp.
3.03%, 11/1/34, (3.031% fixed rate until 11/1/29; Secured Overnight Financing Rate + 1.49% thereafter)(d)	310,000	332,769

Steel Dynamics, Inc. 3.45%, 4/15/30	24,000	26,325
3.25%, 1/15/31	50,000	54,373

Steelcase, Inc. 5.13%, 1/18/29	70,000	82,013

STERIS Irish FinCo Unlimited Co. 2.70%, 3/15/31	200,000	206,746

STORE Capital Corp. 4.50%, 3/15/28	30,000	34,227
4.63%, 3/15/29	25,000	28,819

Stryker Corp. 4.63%, 3/15/46	575,000	756,895

Synchrony Financial 3.70%, 8/4/26	99,000	108,549
3.95%, 12/1/27	223,000	248,977

Sysco Corp. 3.30%, 7/15/26	170,000	184,911
3.25%, 7/15/27	210,000	229,490
5.95%, 4/1/30	160,000	206,438
5.38%, 9/21/35	22,000	28,867
6.60%, 4/1/50	227,000	363,892

T-Mobile USA, Inc. 3.75%, 4/15/27	787,000	873,688
2.05%, 2/15/28	250,000	254,405
3.88%, 4/15/30	1,000,000	1,120,400
2.55%, 2/15/31	153,000	156,371
2.25%, 11/15/31	150,000	149,406
4.38%, 4/15/40	200,000	234,246
3.00%, 2/15/41	400,000	397,388
4.50%, 4/15/50	300,000	360,516
3.30%, 2/15/51	250,000	251,087
3.40%, 10/15/52(c)	250,000	253,975

Tanger Properties L.P. 3.13%, 9/1/26	90,000	94,300

Tapestry, Inc. 4.13%, 7/15/27	84,000	92,088

Target Corp. 3.38%, 4/15/29	280,000	315,028

TC PipeLines L.P. 3.90%, 5/25/27	217,000	241,334

TD Ameritrade Holding Corp. 3.30%, 4/1/27	135,000	149,035

Teledyne FLIR LLC 2.50%, 8/1/30	200,000	205,072

Teledyne Technologies, Inc. 2.25%, 4/1/28	75,000	77,227
2.75%, 4/1/31	50,000	52,229

Texas Instruments, Inc. 2.90%, 11/3/27	65,000	71,187
2.25%, 9/4/29	100,000	104,614

Textron, Inc. 3.38%, 3/1/28	450,000	490,297

Thermo Fisher Scientific, Inc. 3.20%, 8/15/27	590,000	647,690
2.00%, 10/15/31	200,000	199,798
2.80%, 10/15/41	250,000	255,635
4.10%, 8/15/47	40,000	49,760

Time Warner Cable LLC 6.55%, 5/1/37	401,000	548,644
7.30%, 7/1/38	50,000	72,941
6.75%, 6/15/39	77,000	107,978
4.50%, 9/15/42	500,000	562,010

Timken Co. (The) 4.50%, 12/15/28	256,000	290,371

TJX Cos., Inc. (The) 2.25%, 9/15/26	80,000	84,486
1.60%, 5/15/31(b)	315,000	308,426

Toyota Motor Credit Corp. 2.15%, 2/13/30	500,000	517,065

Trane Technologies Global Holding Co., Ltd. 3.75%, 8/21/28(b)	83,000	93,471
5.75%, 6/15/43	50,000	73,483

Trane Technologies Luxembourg Finance S.A. 3.80%, 3/21/29	140,000	158,873

Transatlantic Holdings, Inc. 8.00%, 11/30/39	30,000	47,105

Transcontinental Gas Pipe Line Co. LLC 4.00%, 3/15/28	295,000	333,521
3.95%, 5/15/50	250,000	284,427

Trimble, Inc. 4.90%, 6/15/28	120,000	140,128

Truist Bank 3.30%, 5/15/26	40,000	44,014
2.25%, 3/11/30	250,000	256,327

Trustees of Princeton University (The) 5.70%, 3/1/39	90,000	134,213

TWDC Enterprises 18 Corp. 1.85%, 7/30/26	31,000	32,166
2.95%, 6/15/27	112,000	122,773

Tyco Electronics Group S.A. 3.13%, 8/15/27	120,000	131,635

See Notes to Financial Statements.

WisdomTree Trust	99

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value

Tyson Foods, Inc. 4.35%, 3/1/29	$385,000	$450,677
4.88%, 8/15/34	126,000	158,274
5.15%, 8/15/44	100,000	133,327
4.55%, 6/2/47	50,000	62,876
5.10%, 9/28/48	54,000	74,001

U.S. Bancorp 3.15%, 4/27/27, Series X	339,000	373,737
3.00%, 7/30/29	175,000	190,792

UDR, Inc. 2.95%, 9/1/26	40,000	42,931
3.50%, 1/15/28	25,000	27,572
4.40%, 1/26/29	79,000	91,766
3.20%, 1/15/30	210,000	228,348
3.00%, 8/15/31	73,000	77,544

Union Pacific Corp. 3.95%, 9/10/28	100,000	114,507
2.38%, 5/20/31	350,000	362,358
3.20%, 5/20/41	250,000	267,157
4.05%, 3/1/46	99,000	117,020
4.00%, 4/15/47	65,000	76,846
4.50%, 9/10/48	159,000	202,272
3.25%, 2/5/50	350,000	373,786
3.80%, 10/1/51	85,000	99,221
3.88%, 2/1/55	30,000	34,708
2.97%, 9/16/62	160,000	158,218
3.75%, 2/5/70	250,000	285,472
3.80%, 4/6/71(c)	205,000	235,922

United Airlines Pass Through Trust 4.30%, 2/15/27, Series 2013-1, Class A	290,567	312,472
4.00%, 10/11/27, Series A	44,859	47,487
3.75%, 3/3/28, Series A	11,738	12,419
3.45%, 1/7/30, Series A	23,668	23,979

United Parcel Service, Inc. 3.05%, 11/15/27	49,000	54,412
3.40%, 3/15/29	150,000	168,638

UnitedHealth Group, Inc. 3.45%, 1/15/27	103,000	114,687
3.38%, 4/15/27	95,000	105,729
2.95%, 10/15/27	100,000	109,620
3.85%, 6/15/28	95,000	108,986
3.88%, 12/15/28	190,000	219,290

Universal Health Services, Inc. 2.65%, 1/15/32(c)	250,000	251,580

University of Notre Dame du Lac 3.39%, 2/15/48, Series 2017	12,000	14,127

University of Southern California 3.03%, 10/1/39	49,000	53,336

Unum Group 5.75%, 8/15/42	122,000	153,104
4.50%, 12/15/49	75,000	80,363

Utah Acquisition Sub, Inc. 5.25%, 6/15/46	50,000	62,217

Valero Energy Corp. 3.40%, 9/15/26	60,000	64,676
4.35%, 6/1/28	583,000	658,609
4.00%, 4/1/29	150,000	166,338
6.63%, 6/15/37	100,000	136,632
4.90%, 3/15/45	23,000	27,964

Valero Energy Partners L.P. 4.38%, 12/15/26	162,000	183,016
4.50%, 3/15/28	50,000	56,732

Valmont Industries, Inc. 5.00%, 10/1/44	105,000	129,229

Ventas Realty L.P. 4.00%, 3/1/28	115,000	129,526
4.40%, 1/15/29	60,000	69,170
3.00%, 1/15/30	200,000	211,054

VEREIT Operating Partnership L.P. 3.95%, 8/15/27	195,000	220,721
3.10%, 12/15/29	450,000	484,956

Verisk Analytics, Inc. 5.50%, 6/15/45	25,000	34,235

Verizon Communications, Inc. 2.63%, 8/15/26	281,000	299,254
4.13%, 3/16/27	213,000	243,517
4.33%, 9/21/28	543,000	633,849
3.88%, 2/8/29	105,000	119,770
4.02%, 12/3/29	773,000	890,689
1.68%, 10/30/30	209,000	201,886
1.75%, 1/20/31	180,000	174,242
2.55%, 3/21/31	1,150,000	1,188,364
4.50%, 8/10/33	376,000	455,750
4.40%, 11/1/34	466,000	562,513
4.81%, 3/15/39	560,000	711,995
2.65%, 11/20/40	380,000	368,475
3.40%, 3/22/41	500,000	535,795
6.55%, 9/15/43	25,000	40,119
4.13%, 8/15/46	288,000	338,976
4.86%, 8/21/46	215,000	280,777
4.52%, 9/15/48	200,000	252,076
5.01%, 4/15/49	52,000	69,618
4.00%, 3/22/50	630,000	733,036
2.88%, 11/20/50	700,000	674,044
5.01%, 8/21/54	50,000	69,011
2.99%, 10/30/56	400,000	386,452
3.00%, 11/20/60	245,000	236,234
3.70%, 3/22/61	600,000	659,790

VF Corp. 2.80%, 4/23/27	110,000	117,928
2.95%, 4/23/30	100,000	106,821

ViacomCBS, Inc. 2.90%, 1/15/27	92,000	98,271
3.38%, 2/15/28	170,000	187,088
3.70%, 6/1/28	134,000	149,760
7.88%, 7/30/30	147,000	209,963
4.95%, 1/15/31	436,000	527,782
4.20%, 5/19/32	100,000	115,707
4.38%, 3/15/43	150,000	175,938
5.85%, 9/1/43	141,000	195,804
5.25%, 4/1/44	30,000	38,731
4.95%, 5/19/50(b)	185,000	235,697

Viatris, Inc. 2.70%, 6/22/30(c)	250,000	255,815
3.85%, 6/22/40(c)	150,000	162,626
4.00%, 6/22/50(c)	250,000	272,392

See Notes to Financial Statements.

100	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value

Virginia Electric & Power Co. 2.95%, 11/15/26, Series B	$135,000	$146,120
3.50%, 3/15/27, Series A	107,000	118,904

Visa, Inc. 4.15%, 12/14/35	95,000	116,886

VMware, Inc. 3.90%, 8/21/27	212,000	237,703
2.20%, 8/15/31	500,000	496,705

Vulcan Materials Co. 3.90%, 4/1/27	20,000	22,647
4.50%, 6/15/47	80,000	98,850
4.70%, 3/1/48	30,000	38,187

W.R. Berkley Corp. 4.75%, 8/1/44	8,000	10,258
4.00%, 5/12/50	250,000	293,890

Walgreens Boots Alliance, Inc. 3.20%, 4/15/30(b)	250,000	270,365
4.80%, 11/18/44	52,000	64,189

Walmart, Inc. 6.50%, 8/15/37	68,000	103,926
6.20%, 4/15/38	25,000	37,516
3.95%, 6/28/38	83,000	100,804

Walt Disney Co. (The) 3.38%, 11/15/26	65,000	71,879
2.00%, 9/1/29	200,000	203,886
3.80%, 3/22/30	50,000	57,768
2.65%, 1/13/31(b)	250,000	266,102

Waste Connections, Inc. 3.50%, 5/1/29	75,000	83,307

Waste Management, Inc. 3.15%, 11/15/27	175,000	192,456
1.15%, 3/15/28	80,000	78,048
1.50%, 3/15/31	300,000	288,009
2.50%, 11/15/50	40,000	38,120

WEC Energy Group, Inc. 1.38%, 10/15/27	100,000	98,994

Wells Fargo & Co. 3.00%, 10/23/26	86,000	93,033
4.30%, 7/22/27	313,000	359,283
3.58%, 5/22/28, (3.584% fixed rate until 5/22/27; 3-month U.S. dollar London Interbank Offered Rate + 1.31% thereafter)(d)	234,000	259,714
2.39%, 6/2/28, (2.393% fixed rate until 6/2/27; Secured Overnight Financing Rate + 2.10% thereafter)(d)	500,000	521,440
4.15%, 1/24/29	784,000	902,909
4.48%, 4/4/31, (4.478% fixed rate until 4/4/30; Secured Overnight Financing Rate + 4.032% thereafter)(d)	450,000	534,541

Welltower, Inc. 4.25%, 4/15/28	75,000	86,264
4.13%, 3/15/29	150,000	171,281
3.10%, 1/15/30	364,000	389,207

Westinghouse Air Brake Technologies Corp. 3.45%, 11/15/26	70,000	75,275
4.95%, 9/15/28	293,000	341,919

Westlake Chemical Corp. 3.60%, 8/15/26	108,000	119,222
5.00%, 8/15/46	55,000	70,556
4.38%, 11/15/47	35,000	41,193
3.13%, 8/15/51	150,000	145,478

WestRock MWV LLC 8.20%, 1/15/30	36,000	51,022

Weyerhaeuser Co. 6.95%, 10/1/27	75,000	97,289
4.00%, 11/15/29	70,000	80,343
7.38%, 3/15/32	215,000	310,617

Whirlpool Corp. 2.40%, 5/15/31(b)	100,000	102,070
4.60%, 5/15/50	150,000	189,845

Williams Cos., Inc. (The) 3.75%, 6/15/27	214,000	237,790
8.75%, 3/15/32	45,000	69,624
6.30%, 4/15/40	55,000	75,586
5.75%, 6/24/44	102,000	136,285
5.10%, 9/15/45	300,000	375,807

Willis North America, Inc. 4.50%, 9/15/28	150,000	173,517
2.95%, 9/15/29	250,000	264,842

WRKCo, Inc. 4.00%, 3/15/28	85,000	96,313
4.90%, 3/15/29	162,000	194,534
3.00%, 6/15/33	250,000	266,547

Xcel Energy, Inc. 3.40%, 6/1/30	150,000	166,427
6.50%, 7/1/36	250,000	365,550

Xylem, Inc. 1.95%, 1/30/28	500,000	509,015

Zimmer Biomet Holdings, Inc. 5.75%, 11/30/39	200,000	272,734

Zoetis, Inc. 3.00%, 9/12/27	236,000	256,539
3.90%, 8/20/28	111,000	126,726
4.70%, 2/1/43	25,000	32,558
3.95%, 9/12/47	25,000	30,066
4.45%, 8/20/48	100,000	130,003
TOTAL U.S. CORPORATE BONDS (Cost: $288,519,221)		301,366,739

FOREIGN CORPORATE BONDS – 5.1%

Australia – 0.1%

Rio Tinto Finance USA Ltd. 7.13%, 7/15/28	148,000	200,504

Westpac Banking Corp.
4.32%, 11/23/31, (4.322% fixed rate until 11/23/26; 5-year U.S. dollar ICE Swap Rate + 2.236% thereafter)(d)	455,000	506,233
4.11%, 7/24/34, (4.11% fixed rate until 7/24/29; 5-year Constant Maturity Treasury Rate + 2.00% thereafter)(d)	265,000	292,995

See Notes to Financial Statements.

WisdomTree Trust	101

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value
2.67%, 11/15/35, (2.668% fixed rate until 11/15/30; 5-year Constant Maturity Treasury Rate + 1.75% thereafter)(d)	$250,000	$248,348

Total Australia		1,248,080

Austria – 0.1%

Suzano Austria GmbH 6.00%, 1/15/29	250,000	299,233
5.00%, 1/15/30	425,000	483,943
3.75%, 1/15/31	250,000	263,225

Total Austria		1,046,401

Belgium – 0.6%

Anheuser-Busch Cos. LLC 4.70%, 2/1/36	300,000	370,626
4.90%, 2/1/46	840,000	1,074,704

Anheuser-Busch InBev Worldwide, Inc. 4.75%, 1/23/29	662,000	788,608
4.90%, 1/23/31	410,000	505,456
4.38%, 4/15/38	80,000	95,765
8.20%, 1/15/39	150,000	252,416
5.45%, 1/23/39	10,000	13,220
8.00%, 11/15/39	346,000	572,775
4.35%, 6/1/40	350,000	420,476
4.95%, 1/15/42	250,000	317,133
4.60%, 4/15/48	250,000	308,823
4.44%, 10/6/48	36,000	43,538
5.55%, 1/23/49	490,000	683,535
4.50%, 6/1/50	500,000	620,840
5.80%, 1/23/59	250,000	371,405
4.60%, 6/1/60	440,000	550,405

Total Belgium		6,989,725

Bermuda – 0.0%

RenaissanceRe Holdings Ltd. 3.60%, 4/15/29	125,000	139,008

XLIT Ltd. 5.50%, 3/31/45	53,000	74,249

Total Bermuda		213,257

Brazil – 0.1%

Vale Overseas Ltd. 6.25%, 8/10/26	50,000	60,349
3.75%, 7/8/30	500,000	533,295
6.88%, 11/21/36	400,000	562,548
6.88%, 11/10/39	139,000	199,437

Total Brazil		1,355,629

Canada – 0.9%

Bank of Montreal
3.80%, 12/15/32, (3.803% fixed rate until 12/15/27; 5-year U.S. dollar Swap Rate + 1.432% thereafter)(d)	304,000	336,443

Barrick Gold Corp. 5.25%, 4/1/42	100,000	132,185

Barrick North America Finance LLC 5.75%, 5/1/43	82,000	115,242

Barrick PD Australia Finance Pty Ltd. 5.95%, 10/15/39	50,000	70,161

Bell Canada 4.30%, 7/29/49	150,000	182,267
3.20%, 2/15/52, Series US-6	250,000	258,276

Brookfield Finance, Inc. 3.90%, 1/25/28	50,000	56,291

Canadian National Railway Co. 6.90%, 7/15/28	140,000	187,015

Canadian Natural Resources Ltd. 3.85%, 6/1/27	106,000	116,859
2.95%, 7/15/30	30,000	31,297
7.20%, 1/15/32	409,000	562,293
6.50%, 2/15/37	4,000	5,428

Canadian Pacific Railway Co. 4.00%, 6/1/28	46,000	52,374
7.13%, 10/15/31	313,000	446,135
4.80%, 9/15/35	95,000	117,824
6.13%, 9/15/2115	150,000	238,147

Cenovus Energy, Inc. 5.25%, 6/15/37	600,000	717,168

CI Financial Corp. 4.10%, 6/15/51	250,000	270,855

Enbridge, Inc. 4.25%, 12/1/26	15,000	16,935
3.70%, 7/15/27(b)	150,000	166,392
3.13%, 11/15/29	107,000	115,035
5.50%, 12/1/46	250,000	342,592
4.00%, 11/15/49(b)	150,000	170,106

Fairfax Financial Holdings Ltd. 4.85%, 4/17/28	157,000	181,035

Fortis, Inc. 3.06%, 10/4/26	220,000	237,554

Manulife Financial Corp.
4.06%, 2/24/32, (4.061% fixed rate until 2/24/27; 5-year U.S. dollar ICE Swap Rate + 1.647% thereafter)(d)	25,000	27,552

Nutrien Ltd. 4.20%, 4/1/29	182,000	210,234
4.13%, 3/15/35	55,000	63,669
5.88%, 12/1/36	60,000	82,445
5.25%, 1/15/45	350,000	472,671

Rogers Communications, Inc. 5.00%, 3/15/44	63,000	79,287
4.30%, 2/15/48	100,000	115,469
4.35%, 5/1/49	300,000	351,906

Suncor Energy, Inc. 7.15%, 2/1/32	122,000	171,804
5.95%, 12/1/34	191,000	254,475
5.95%, 5/15/35	36,000	47,628
6.80%, 5/15/38	18,000	25,855
6.50%, 6/15/38	250,000	351,980

Teck Resources Ltd. 6.13%, 10/1/35	215,000	278,524

TELUS Corp. 3.70%, 9/15/27	120,000	135,546
4.60%, 11/16/48	200,000	258,576

Thomson Reuters Corp. 5.65%, 11/23/43	90,000	125,240

See Notes to Financial Statements.

102	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value

Toronto-Dominion Bank (The)
3.63%, 9/15/31, (3.625% fixed rate until 9/15/26; 5-year U.S. dollar Swap Rate + 2.205% thereafter)(d)	$137,000	$152,049

TransCanada PipeLines Ltd. 4.25%, 5/15/28	152,000	174,789
4.63%, 3/1/34	640,000	757,171
4.75%, 5/15/38	210,000	254,295
6.10%, 6/1/40	50,000	69,154
4.88%, 5/15/48	250,000	320,817
5.10%, 3/15/49	97,000	129,001

Total Canada		10,036,046

Chile – 0.1%

Celulosa Arauco y Constitucion S.A. 5.50%, 11/2/47	200,000	242,002

Enel Chile S.A. 4.88%, 6/12/28	250,000	289,155

Total Chile		531,157

China – 0.2%

Alibaba Group Holding Ltd. 3.40%, 12/6/27	230,000	250,764

Baidu, Inc. 3.63%, 7/6/27	200,000	221,872

CNOOC Finance 2015 USA LLC 4.38%, 5/2/28	540,000	613,829

JD.com, Inc. 3.38%, 1/14/30	250,000	268,043

NXP B.V. 4.30%, 6/18/29(c)	250,000	287,610
3.40%, 5/1/30(c)	350,000	384,419
3.25%, 5/11/41(c)	100,000	106,175

Tencent Music Entertainment Group 2.00%, 9/3/30	400,000	385,692

Total China		2,518,404

France – 0.1%

AXA S.A. 8.60%, 12/15/30	200,000	303,218

Orange S.A. 9.00%, 3/1/31	234,000	370,366
5.38%, 1/13/42	50,000	68,527
5.50%, 2/6/44	250,000	352,472

TotalEnergies Capital International S.A. 2.83%, 1/10/30	150,000	161,530

Veolia Environnement S.A. 6.75%, 6/1/38	33,000	50,326

Total France		1,306,439

Germany – 0.2%

Daimler Finance North America LLC 8.50%, 1/18/31	450,000	690,719

Deutsche Bank AG 4.10%, 1/13/26	75,000	82,406
3.55%, 9/18/31, (3.547% fixed rate until 9/18/30; Secured Overnight Financing Rate + 3.043% thereafter)(d)	440,000	475,433

Deutsche Telekom International Finance B.V.
8.75%, 6/15/30	521,000	784,230
9.25%, 6/1/32	48,000	78,912

Total Germany		2,111,700

Ireland – 0.0%

AerCap Ireland Capital DAC 3.65%, 7/21/27	200,000	212,908

Japan – 0.5%

Mitsubishi UFJ Financial Group, Inc. 3.29%, 7/25/27	275,000	304,725
3.96%, 3/2/28	115,000	130,963
4.05%, 9/11/28	10,000	11,509
3.74%, 3/7/29	406,000	458,606

Mizuho Financial Group, Inc. 3.17%, 9/11/27	325,000	353,984
4.02%, 3/5/28	225,000	257,895

Nomura Holdings, Inc. 3.10%, 1/16/30	390,000	412,031

ORIX Corp. 3.70%, 7/18/27	80,000	89,754

Sumitomo Mitsui Financial Group, Inc. 2.63%, 7/14/26	36,000	38,382
3.45%, 1/11/27(b)	153,000	169,057
3.36%, 7/12/27	8,000	8,826
3.54%, 1/17/28	150,000	167,025
3.94%, 7/19/28(b)	379,000	433,299
4.31%, 10/16/28(b)	136,000	158,999
3.04%, 7/16/29	250,000	269,060
2.14%, 9/23/30	425,000	417,099

Takeda Pharmaceutical Co., Ltd. 5.00%, 11/26/28	366,000	442,260
2.05%, 3/31/30	350,000	348,964
3.18%, 7/9/50	250,000	259,450
3.38%, 7/9/60	200,000	213,232

Total Japan		4,945,120

Macau – 0.1%

Sands China Ltd. 5.40%, 8/8/28	450,000	520,848

Mexico – 0.1%

America Movil S.A.B. de C.V. 3.63%, 4/22/29	215,000	236,708

Grupo Televisa S.A.B. 6.63%, 1/15/40	100,000	144,358
5.00%, 5/13/45	200,000	248,360
5.25%, 5/24/49(b)	250,000	331,100

Total Mexico		960,526

Netherlands – 0.1%

Cooperatieve Rabobank UA 3.75%, 7/21/26	325,000	360,090
5.25%, 5/24/41	115,000	162,213
5.25%, 8/4/45	250,000	339,688

ING Groep N.V. 4.55%, 10/2/28	250,000	294,783

See Notes to Financial Statements.

WisdomTree Trust	103

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value

Koninklijke Ahold Delhaize N.V. 5.70%, 10/1/40(b)	$40,000	$55,812

Shell International Finance B.V. 4.13%, 5/11/35	134,000	160,139
3.13%, 11/7/49	5,000	5,296

Total Netherlands		1,378,021

Norway – 0.1%

Equinor ASA 4.80%, 11/8/43	75,000	98,820
3.25%, 11/18/49	379,000	410,654
3.70%, 4/6/50	190,000	223,056

Total Norway		732,530

Peru – 0.1%

Southern Copper Corp. 6.75%, 4/16/40	35,000	49,979
5.25%, 11/8/42	350,000	449,596
5.88%, 4/23/45	150,000	208,979

Total Peru		708,554

Spain – 0.2%

Banco Santander S.A. 4.25%, 4/11/27	200,000	226,710
3.80%, 2/23/28	200,000	221,906
2.75%, 12/3/30	400,000	402,336

Telefonica Emisiones S.A. 4.10%, 3/8/27	500,000	565,075
7.05%, 6/20/36	195,000	284,134
4.67%, 3/6/38	200,000	237,796
5.52%, 3/1/49	400,000	528,424

Total Spain		2,466,381

Switzerland – 0.0%

Credit Suisse Group AG 4.55%, 4/17/26	100,000	113,355
4.88%, 5/15/45	250,000	321,772

Total Switzerland		435,127

United Kingdom – 1.5%

AstraZeneca PLC 3.13%, 6/12/27	457,000	500,040
1.38%, 8/6/30	250,000	240,398
6.45%, 9/15/37	250,000	376,692
4.00%, 9/18/42	205,000	250,034
4.38%, 11/16/45	250,000	323,355
4.38%, 8/17/48	20,000	25,999

Barclays PLC 4.84%, 5/9/28	240,000	272,131
4.97%, 5/16/29, (4.972% fixed rate until 5/16/28; 3-month U.S. dollar London Interbank Offered Rate + 1.902% thereafter)(d)	575,000	676,539
5.09%, 6/20/30, (5.088% fixed rate until 6/20/29; 3-month U.S. dollar London Interbank Offered Rate + 3.054% thereafter)(d)	300,000	350,616
2.65%, 6/24/31, (3.073% fixed rate until 6/24/30; 1-year Constant Maturity Treasury Rate + 2.55% thereafter)(d)	250,000	255,278
5.25%, 8/17/45	100,000	136,057
4.95%, 1/10/47	330,000	435,346

BAT Capital Corp. 4.70%, 4/2/27	95,000	108,044
3.56%, 8/15/27	755,000	817,431
4.39%, 8/15/37	500,000	544,745
3.73%, 9/25/40	350,000	347,806
3.98%, 9/25/50	250,000	248,048

BP Capital Markets PLC 3.28%, 9/19/27	156,000	172,300
3.72%, 11/28/28	125,000	140,966

British Telecommunications PLC 5.13%, 12/4/28	365,000	432,784
9.63%, 12/15/30	281,000	434,550

CNH Industrial N.V. 3.85%, 11/15/27	25,000	27,926

Diageo Capital PLC 2.00%, 4/29/30	250,000	252,293

GlaxoSmithKline Capital, Inc. 3.88%, 5/15/28	111,000	127,622

HSBC Holdings PLC 4.38%, 11/23/26	432,000	486,549
4.04%, 3/13/28, (4.041% fixed rate until 3/13/27; 3-month U.S. dollar London Interbank Offered Rate + 1.546% thereafter)(d)	118,000	131,674
4.95%, 3/31/30	350,000	423,489
3.97%, 5/22/30, (3.973% fixed rate until 5/22/29; 3-month U.S. dollar London Interbank Offered Rate + 1.61% thereafter)(d)	415,000	466,024
6.50%, 9/15/37	500,000	701,210
6.80%, 6/1/38	250,000	361,300

Lloyds Banking Group PLC 4.55%, 8/16/28	225,000	262,964
3.57%, 11/7/28, (3.574% fixed rate until 11/7/27; 3-month U.S. dollar London Interbank Offered Rate + 1.205% thereafter)(d)	305,000	335,158
4.34%, 1/9/48	264,000	317,251
4.89%, 5/18/29, (4.892% fixed rate until 5/18/28; 3-month U.S. dollar London Interbank Offered Rate + 1.754% thereafter)(d)	257,000	302,497
5.08%, 1/27/30, (5.076% fixed rate until 1/27/29; 3-month U.S. dollar London Interbank Offered Rate + 1.905% thereafter)(d)	200,000	239,590
3.03%, 11/28/35, (3.032% fixed rate until 8/28/30; 5-year Constant Maturity Treasury Rate + 2.35% thereafter)(d)	250,000	251,608

nVent Finance Sarl 4.55%, 4/15/28	84,000	93,477

RELX Capital, Inc. 4.00%, 3/18/29	46,000	52,040
3.00%, 5/22/30	250,000	268,480

See Notes to Financial Statements.

104	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value

Reynolds American, Inc. 5.70%, 8/15/35	$125,000	$152,920
7.25%, 6/15/37	250,000	343,163
6.15%, 9/15/43	220,000	279,057
5.85%, 8/15/45	134,000	166,215

Santander UK Group Holdings PLC
3.82%, 11/3/28, (3.823% fixed rate until 11/3/27; 3-month U.S. dollar London Interbank Offered Rate + 1.40% thereafter)(d)	200,000	220,948

Unilever Capital Corp. 2.90%, 5/5/27	120,000	130,583
3.50%, 3/22/28	245,000	275,676

Vodafone Group PLC 4.38%, 5/30/28	402,000	467,365
7.88%, 2/15/30	149,000	215,108
5.00%, 5/30/38	332,000	423,473
5.25%, 5/30/48	355,000	473,463
4.88%, 6/19/49	373,000	478,895
4.25%, 9/17/50	30,000	35,532

Total United Kingdom		15,852,709
TOTAL FOREIGN CORPORATE BONDS (Cost: $53,160,420)		55,569,562

FOREIGN GOVERNMENT AGENCIES – 0.2%

Canada – 0.0%

Hydro-Quebec 9.38%, 4/15/30	10,000	15,911

Province of New Brunswick Canada 3.63%, 2/24/28	229,000	263,501

Total Canada		279,412

Germany – 0.0%

Kreditanstalt fuer Wiederaufbau 5.78%, 6/29/37(e)	177,000	135,226

Japan – 0.2%

Japan Bank for International Cooperation 1.88%, 7/21/26	250,000	260,685
2.88%, 6/1/27	770,000	844,667
2.88%, 7/21/27	250,000	274,527
3.50%, 10/31/28	200,000	230,298
1.88%, 4/15/31	200,000	206,900

Japan International Cooperation Agency 2.13%, 10/20/26	250,000	263,868

Total Japan		2,080,945
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $2,350,756)		2,495,583

FOREIGN GOVERNMENT OBLIGATIONS – 1.8%

Chile – 0.1%

Chile Government International Bond 3.24%, 2/6/28	318,000	346,102
2.45%, 1/31/31	200,000	205,552

Total Chile		551,654

Hungary – 0.0%

Hungary Government International Bond 7.63%, 3/29/41	200,000	340,938

Indonesia – 0.2%

Indonesia Government International Bond 3.50%, 1/11/28	200,000	220,490
4.10%, 4/24/28	460,000	524,193
2.85%, 2/14/30	240,000	252,326
3.85%, 10/15/30	300,000	339,918
4.35%, 1/11/48	450,000	522,383
5.35%, 2/11/49	200,000	263,482
4.45%, 4/15/70	200,000	238,924

Total Indonesia		2,361,716

Italy – 0.1%

Republic of Italy Government International Bond
2.88%, 10/17/29	350,000	369,754
5.38%, 6/15/33	233,000	299,566
4.00%, 10/17/49	350,000	401,445

Total Italy		1,070,765

Mexico – 0.6%

Mexico Government International Bond 4.00%, 10/2/23	6,000	6,463
4.15%, 3/28/27	457,000	522,675
3.75%, 1/11/28	250,000	277,148
4.50%, 4/22/29	370,000	424,401
3.25%, 4/16/30	250,000	263,273
2.66%, 5/24/31	450,000	446,485
4.75%, 4/27/32	350,000	406,213
7.50%, 4/8/33, Series MTNA	105,000	149,876
6.75%, 9/27/34, Series MTNA	380,000	514,961
6.05%, 1/11/40	126,000	161,086
4.28%, 8/14/41	500,000	536,875
4.75%, 3/8/44	214,000	241,257
5.55%, 1/21/45	200,000	246,788
4.35%, 1/15/47	305,000	325,789
4.60%, 2/10/48	200,000	219,506
4.50%, 1/31/50	500,000	544,965
3.77%, 5/24/61	750,000	716,700
5.75%, 10/12/2110	260,000	318,045

Total Mexico		6,322,506

Panama – 0.2%

Panama Government International Bond 8.88%, 9/30/27	356,000	493,366
3.88%, 3/17/28	200,000	221,768
9.38%, 4/1/29	305,000	453,480
6.70%, 1/26/36	185,000	254,292
4.50%, 5/15/47	200,000	230,126
4.50%, 4/16/50	200,000	229,556
4.30%, 4/29/53	240,000	269,165
4.50%, 4/1/56	550,000	629,821

Total Panama		2,781,574

Peru – 0.2%

Peruvian Government International Bond 4.13%, 8/25/27	204,000	229,957
2.84%, 6/20/30	520,000	538,314
8.75%, 11/21/33	261,000	411,634
6.55%, 3/14/37	80,000	111,017

See Notes to Financial Statements.

WisdomTree Trust	105

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value
5.63%, 11/18/50	$200,000	$279,076
2.78%, 12/1/60	250,000	225,327
3.23%, 7/28/2121	100,000	88,202

Total Peru		1,883,527

Philippines – 0.3%

Philippine Government International Bond 3.00%, 2/1/28	550,000	599,302
3.75%, 1/14/29	300,000	342,459
9.50%, 2/2/30	282,000	446,696
7.75%, 1/14/31	125,000	185,458
6.38%, 1/15/32	285,000	395,848
3.95%, 1/20/40	600,000	684,390
3.70%, 3/1/41	200,000	221,460
3.70%, 2/2/42	630,000	698,065

Total Philippines		3,573,678

Uruguay – 0.1%

Uruguay Government International Bond 4.38%, 10/27/27	135,000	156,773
4.38%, 1/23/31	290,000	342,525
7.63%, 3/21/36	30,000	46,053
4.13%, 11/20/45	60,000	72,315
5.10%, 6/18/50	350,000	468,646
4.98%, 4/20/55	190,000	250,901

Total Uruguay		1,337,213
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $19,376,661)		20,223,571

SUPRANATIONAL BONDS – 0.1%

European Investment Bank 4.88%, 2/15/36	150,000	211,276

Inter-American Development Bank 3.88%, 10/28/41	100,000	131,106
3.20%, 8/7/42	372,000	442,710
4.38%, 1/24/44	100,000	140,970
International Bank for Reconstruction & Development 4.75%, 2/15/35	55,000	74,928
TOTAL SUPRANATIONAL BONDS (Cost: $1,012,558)		1,000,990

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.9%

United States – 1.9%

Banc of America Commercial Mortgage Trust

3.57%, 2/15/50, Series 2017-BNK3, Class A4	100,000	111,146

Bank 4.23%, 9/15/60, Series 2018-BN14, Class A4^(d)	577,767	671,843

3.43%, 2/15/61, Series 2018-BN10, Class A4	10,000	10,991

Benchmark Mortgage Trust 3.62%, 2/15/51, Series 2018-B2, Class A4	350,000	390,726

3.88%, 2/15/51, Series 2018-B2, Class A5^(d)	230,000	261,803

3.75%, 3/15/52, Series 2019-B9, Class A4	118,000	133,355

2.29%, 3/15/53, Series 2020-B17, Class A5	450,000	465,339

CD Mortgage Trust 2.46%, 8/10/49, Series 2016-CD1, Class A3	340,000	356,316

3.33%, 11/13/50, Series 2017-CD6, Class ASB	104,000	112,216

Citigroup Commercial Mortgage Trust 2.94%, 4/10/48, Series 2015-GC29, Class A3	64,685	67,678

3.72%, 12/10/49, Series 2016-P6, Class A5^(d)	100,000	111,780

3.04%, 11/10/52, Series 2019-GC43, Class A4	380,000	414,012

3.52%, 9/10/58, Series 2015-GC33, Class AAB	255,844	270,719

Commercial Mortgage Trust 3.92%, 8/10/46, Series 2013-CR10, Class A3	47,334	50,042

3.78%, 4/10/47, Series 2014-CR16, Class A3	394,856	420,858

3.50%, 8/10/47, Series 2014-CR19, Class ASB	184,177	192,165

3.50%, 5/10/48, Series 2015-CR23, Class A4	50,000	54,377

3.51%, 8/10/48, Series 2015-CR25, Class A3	524,241	558,556

CSAIL Commercial Mortgage Trust 3.49%, 11/15/48, Series 2016-C5, Class A4	225,078	237,803

3.79%, 4/15/50, Series 2015-C1, Class AS^(d)	82,000	88,483

3.02%, 9/15/52, Series 2019-C17, Class A5	343,000	373,604

Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates 2.87%, 12/25/21, Series K017, Class A2	20,652	20,709

2.51%, 11/25/22, Series K026, Class A2	250,000	255,398

2.62%, 3/25/23, Series K035, Class A1	29,013	29,272

3.30%, 4/25/23, Series K031, Class A2^(d)	370,000	386,085

2.49%, 11/25/24, Series K045, Class A1	133,569	135,639

3.06%, 12/25/24, Series K043, Class A2	199,000	213,766

3.02%, 11/25/25, Series K045, Class A2	55,000	59,104

3.15%, 11/25/25, Series K052, Class A2	125,000	136,108

2.34%, 7/25/26, Series K058, Class A1	475,284	493,930

See Notes to Financial Statements.

106	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value

2.86%, 10/25/26, Series K065, Class A1	$280,389	$295,234

3.33%, 5/25/27, Series K065, Class AM	59,000	65,738

3.93%, 6/25/28, Series K079, Class A2	400,000	467,387

3.93%, 7/25/28, Series K080, Class A2^(d)	685,000	801,400

3.77%, 12/25/28, Series K087, Class A2	450,000	524,056

3.29%, 3/25/29, Series K153, Class A2^(d)	615,000	698,580

3.75%, 11/25/29, Series K155, Class A1	418,476	472,472

3.95%, 12/25/29, Series K159, Class A1	197,525	224,683

1.24%, 1/25/35, Series K-1516, Class A1	756,966	737,449

Federal National Mortgage Association Alternative Credit Enhancement Securities 2.73%, 10/25/21, Series 2012-M1, Class A2	39,108	39,108

2.72%, 2/25/22, Series 2012-M2, Class A2	134,094	134,613

2.38%, 5/25/22, Series 2012-M13, Class A2	34,720	34,830

2.30%, 9/25/22, Series 2012-M14, Class A2^(d)	21,926	22,086

2.63%, 4/25/23, Series 2013-M14, Class APT^(d)	17,777	17,964

2.16%, 10/25/23, Series 2016-M7, Class AV2	382,283	388,811

3.33%, 10/25/23, Series 2013-M14, Class A2^(d)	66,224	69,875

3.50%, 1/25/24, Series 2014-M3, Class A2^(d)	59,109	62,385

2.14%, 5/25/26, Series 2016-M6, Class A1	91,972	94,022

2.00%, 6/25/26, Series 2016-M9, Class A1	329,965	338,481

2.50%, 9/25/26, Series 2016-M7, Class A2	164,828	169,941

2.50%, 10/25/26, Series 2017-M1, Class A2^(d)	223,170	237,110

3.44%, 6/25/28, Series 2018-M8, Class A2^(d)	80,000	90,760

3.67%, 9/25/28, Series 2019-M1, Class A2^(d)	400,000	458,117

3.23%, 4/25/29, Series 2017-M5, Class A2^(d)	60,386	67,990

3.09%, 2/25/30, Series 2018-M3, Class A1^(d)	229,245	247,094

2.94%, 7/25/39, Series 2016-M11, Class AL	303,432	310,416

GS Mortgage Securities Trust 4.24%, 8/10/46, Series 2013-GC14, Class A5	85,000	90,358

3.86%, 6/10/47, Series 2014-GC22, Class A5	70,000	75,435

3.67%, 9/10/47, Series 2014-GC24, Class A4	298,084	311,922

3.43%, 8/10/50, Series 2017-GS7, Class A4	170,000	188,141

JP Morgan Chase Commercial Mortgage Securities Trust 2.87%, 8/15/49, Series 2016-JP3, Class A5	375,000	401,151

JPMBB Commercial Mortgage Securities Trust 3.66%, 7/15/45, Series 2013-C12, Class A5	100,000	104,913

4.13%, 8/15/46, Series 2013-C14, Class A4^(d)	71,610	75,724

3.93%, 1/15/47, Series 2013-C17, Class A3	85,875	90,690

3.29%, 1/15/48, Series 2014-C26, Class ASB	96,481	100,315

3.34%, 5/15/48, Series 2015-C29, Class A3A1	176,335	185,388

JPMCC Commercial Mortgage Securities Trust 3.46%, 3/15/50, Series 2017-JP5, Class A4	50,000	54,954

Morgan Stanley Bank of America Merrill Lynch Trust 3.48%, 11/15/45, Series 2012-C6, Class AS	100,000	102,503

3.89%, 6/15/47, Series 2014-C16, Class A5	70,000	75,246

3.07%, 2/15/48, Series 2015-C20, Class ASB	148,051	153,396

3.08%, 3/15/48, Series 2015-C21, Class A3	117,466	122,062

3.04%, 4/15/48, Series 2015-C22, Class ASB	150,870	156,420

3.31%, 4/15/48, Series 2015-C22, Class A4	95,000	101,979

Morgan Stanley Capital I Trust 3.81%, 3/15/52, Series 2019-L2, Class A3	275,000	307,079

2.70%, 2/15/53, Series 2020-L4, Class A3	400,000	426,342

UBS Commercial Mortgage Trust 3.47%, 11/15/50, Series 2017-C5, Class A5	300,000	332,279

3.78%, 11/15/50, Series 2017-C5, Class AS^(d)	400,000	443,244

UBS-Citigroup Commercial Mortgage Trust 3.60%, 1/10/45, Series 2011-C1, Class A3	12,441	12,471

See Notes to Financial Statements.

WisdomTree Trust	107

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value

Wells Fargo Commercial Mortgage Trust 2.92%, 10/15/45, Series 2012-LC5, Class A3	$176,445	$180,239

2.91%, 2/15/48, Series 2015-C26, Class A3	431,511	455,772

2.92%, 11/15/49, Series 2016-NXS6, Class A4	265,000	284,660

3.47%, 11/15/50, Series 2017-C41, Class A4	250,000	277,071

2.73%, 2/15/53, Series 2020-C55, Class A5	450,000	480,661

WFRBS Commercial Mortgage Trust 4.15%, 8/15/46, Series 2013-C15, Class A4^(d)	200,000	211,216

4.42%, 9/15/46, Series 2013-C16, Class A5	100,000	107,144

4.02%, 12/15/46, Series 2013-C17, Class A4	60,000	64,021

3.41%, 8/15/47, Series 2014-C21, Class A4	206,213	218,412
3.63%, 11/15/47, Series 2014-C25, Class A5	100,000	108,346
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $19,765,514)		20,453,979

MUNICIPAL BONDS – 0.6%

United States – 0.6%

Alameda County Joint Powers Authority 7.05%, 12/1/44	150,000	249,015

Commonwealth of Massachusetts 2.81%, 9/1/43, Series D	150,000	161,506

Dallas Area Rapid Transit 6.00%, 12/1/44	175,000	271,045
5.02%, 12/1/48	130,000	188,183

Grand Parkway Transportation Corp. 5.18%, 10/1/42, Series E	250,000	343,716

Los Angeles County Public Works Financing Authority 7.62%, 8/1/40	100,000	168,435

Los Angeles Department of Water & Power Power System Revenue 6.57%, 7/1/45	70,000	116,059

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board 4.05%, 7/1/26, Series B	100,000	111,085

Metropolitan Transportation Authority 7.34%, 11/15/39	275,000	454,902

Municipal Electric Authority of Georgia 6.64%, 4/1/57	216,000	330,890

New Jersey Transportation Trust Fund Authority 5.75%, 12/15/28, Series C	595,000	715,818

Port Authority of New York & New Jersey 5.65%, 11/1/40	130,000	186,634

4.46%, 10/1/62	200,000	275,444

Regional Transportation District Sales Tax Revenue 5.84%, 11/1/50, Series B	205,000	333,459

Sales Tax Securitization Corp. 4.64%, 1/1/40, Series A	100,000	122,992

3.82%, 1/1/48	255,000	288,953

San Jose Redevelopment Agency Successor Agency 3.38%, 8/1/34, Series A-T	60,000	66,236

State of Illinois 4.95%, 6/1/23	157,818	167,335

5.10%, 6/1/33	595,000	707,241

6.63%, 2/1/35	100,000	126,392

Texas Private Activity Bond Surface Transportation Corp. 3.92%, 12/31/49	500,000	576,372

University of California 5.77%, 5/15/43	230,000	326,603
4.86%, 5/15/2112, Series AD	56,000	83,793

University of Pittsburgh of the Commonwealth System of Higher Education 3.56%, 9/15/2119	120,000	134,186
University of Virginia 3.23%, 9/1/2119, Series A	150,000	157,147
TOTAL MUNICIPAL BONDS (Cost: $6,120,292)		6,663,441

ASSET-BACKED SECURITIES – 0.1%

United States – 0.1%

Ally Auto Receivables Trust 3.09%, 6/15/23, Series 2018-2, Class A4	283,108	284,858

American Express Credit Account Master Trust 3.18%, 4/15/24, Series 2018-8, Class A	100,000	100,110

GM Financial Consumer Automobile Receivables Trust 3.32%, 6/17/24, Series 2018-4, Class A4	74,000	76,042

Honda Auto Receivables Owner Trust 3.16%, 8/19/24, Series 2018-2, Class A4	127,667	128,113

Synchrony Card Funding LLC 2.95%, 3/15/25, Series 2019-A1, Class A	140,000	142,067
2.34%, 6/15/25, Series 2019-A2, Class A	125,000	127,126

World Omni Auto Receivables Trust 3.33%, 4/15/24, Series 2018-D, Class A3	114,166	115,593
3.04%, 5/15/24, Series 2019-A, Class A3	52,167	52,807
TOTAL ASSET-BACKED SECURITIES (Cost: $1,025,804)		1,026,716

See Notes to Financial Statements.

108	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

Investments in Long Securities	Principal Amount	Value

REPURCHASE AGREEMENT – 13.5%

United States – 13.5%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/21 (tri-party custodian: The Bank of New York Mellon Corp.), 0.06% due 9/1/21; Proceeds at maturity – $146,660,244 (fully collateralized by Fannie Mae Pool, 2.00% – 4.00% due 8/1/51, Fannie Mae Interest STRIPS, zero coupon – 5.00% due 3/1/34 – 2/1/47, Freddie Mac Pool, 2.00% – 3.50% due 8/1/51, zero coupon – 6.00% due 9/15/27 – 9/15/48; Market value including accrued interest – $153,629,167)

(Cost: $146,660,000)	$146,660,000	$146,660,000

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.5%

United States – 0.5%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(f)
(Cost: $5,202,955)	5,202,955	5,202,955
TOTAL INVESTMENTS IN LONG SECURITIES BEFORE SECURITIES SOLD SHORT – 114.7% (Cost: $1,230,410,435)		1,249,363,043
Securities Sold Short	Principal Amount	Value

U.S. GOVERNMENT AGENCIES SOLD SHORT – (1.4)%

Uniform Mortgage-Backed Securities – (1.4)%
2.50%, 9/1/36(a)	(4,700,000)	(4,917,028)
3.00%, 9/1/36(a)	(5,100,000)	(5,368,887)
4.00%, 9/1/36(a)	(850,000)	(902,393)
3.50%, 9/1/51(a)	(3,175,000)	(3,359,088)
4.50%, 10/1/51(a)	(700,000)	(757,602)

TOTAL INVESTMENTS IN SECURITIES SOLD SHORT (Proceeds: $15,294,578)		(15,304,998)

Other Assets less Liabilities – (13.3)%		(144,982,976)

NET ASSETS – 100.0%		$1,089,075,069

^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)	To-be-announced (“TBA”) security (See Note 2). TBA securities are non-income producing.

(b)

Security, or portion thereof, was on loan at August 31, 2021 (See Note 2). At August 31, 2021, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $5,495,890. The Fund also had securities on loan having a total market value of $22,774 that were sold and pending settlement. The total market value of the collateral held by the Fund was $5,675,824. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $472,869.

(c)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)	Rate shown reflects the accrual rate as of August 31, 2021 on securities with variable or step rates.

(e)	Represents a zero coupon bond. Rate shown reflects the effective yield as of August 31, 2021.

(f)	Rate shown represents annualized 7-day yield as of August 31, 2021.

See Notes to Financial Statements.

WisdomTree Trust	109

Schedule of Investments (concluded)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2021

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2021 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Agencies	$—	$493,725,479	$—	$493,725,479
U.S. Government Obligations	—	194,974,028	—	194,974,028
U.S. Corporate Bonds	—	301,366,739	—	301,366,739
Foreign Corporate Bonds	—	55,569,562	—	55,569,562
Foreign Government Agencies	—	2,495,583	—	2,495,583
Foreign Government Obligations	—	20,223,571	—	20,223,571
Supranational Bonds	—	1,000,990	—	1,000,990
Commercial Mortgage-Backed Securities	—	20,453,979	—	20,453,979
Municipal Bonds	—	6,663,441	—	6,663,441
Asset-Backed Securities	—	1,026,716	—	1,026,716
Repurchase Agreement	—	146,660,000	—	146,660,000
Investment of Cash Collateral for Securities Loaned	—	5,202,955	—	5,202,955
Total Investments in Securities	$—	$1,249,363,043	$—	$1,249,363,043
Liabilities:
Investments in Securities Sold Short
U.S. Government Agencies	$—	$(15,304,998)	$—	$(15,304,998)
Total – Net	$—	$1,234,058,045	$—	$1,234,058,045

See Notes to Financial Statements.

110	WisdomTree Trust

Schedule of Investments

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2021

Investments	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 22.4%

Federal Home Loan Bank – 0.1%

0.38%, 9/4/25	$200,000	$198,148

Federal Home Loan Mortgage Corporation – 1.9%
0.38%, 4/20/23	3,500,000	3,513,825
0.38%, 7/21/25	200,000	198,384

Total Federal Home Loan Mortgage Corporation		3,712,209

Federal National Mortgage Association – 1.1%
2.63%, 9/6/24	1,850,000	1,975,227
1.63%, 1/7/25	175,000	181,970

Total Federal National Mortgage Association		2,157,197

Tennessee Valley Authority – 0.0%

0.75%, 5/15/25	86,000	86,504

Uniform Mortgage-Backed Securities – 19.3%
2.00%, 9/16/36(a)	30,769,000	31,848,694
2.50%, 9/16/36(a)	6,427,000	6,723,775

Total Uniform Mortgage-Backed Securities		38,572,469
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $44,712,811)		44,726,527

U.S. GOVERNMENT OBLIGATIONS – 72.5%

U.S. Treasury Bills – 44.4%
0.02%, 9/2/21*	38,875,000	38,874,973
0.06%, 11/1/21*	2,925,000	2,924,738
0.04%, 12/2/21*	37,000,000	36,996,454
0.05%, 3/3/22*	9,875,000	9,872,379

Total U.S. Treasury Bills		88,668,544

U.S. Treasury Bonds – 0.6%
7.63%, 11/15/22	106,000	115,612
7.13%, 2/15/23	300,000	330,545
6.88%, 8/15/25	500,000	622,910
6.00%, 2/15/26	100,000	123,395

Total U.S. Treasury Bonds		1,192,462

U.S. Treasury Notes – 27.5%
1.75%, 9/30/22	1,429,000	1,454,622
1.63%, 11/15/22	2,215,000	2,255,536
1.63%, 12/15/22	840,000	856,406
0.25%, 4/15/23	1,230,000	1,231,922
0.13%, 5/15/23	490,000	489,722
2.63%, 6/30/23	232,800	243,190
0.13%, 8/31/23	6,000,000	5,990,273
2.75%, 8/31/23	859,200	902,747
2.13%, 3/31/24	735,000	769,281
2.00%, 5/31/24	1,000,000	1,045,117
1.50%, 10/31/24	1,535,000	1,586,626
1.50%, 11/30/24	400,000	413,547
1.75%, 12/31/24	1,300,000	1,355,047
1.13%, 2/28/25	238,000	243,030
0.50%, 3/31/25	22,000,000	21,975,078
0.75%, 3/31/26	2,200,000	2,203,180
0.75%, 4/30/26	3,000,000	3,002,930
0.75%, 5/31/26	6,000,000	6,002,344
0.63%, 7/31/26	3,000,000	2,979,492

Total U.S. Treasury Notes		55,000,090
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $144,570,375)		144,861,096

U.S. CORPORATE BONDS – 26.5%

United States – 26.5%
3M Co. 2.25%, 3/15/23	113,000	116,196
2.65%, 4/15/25	50,000	53,143
Abbott Laboratories 3.88%, 9/15/25	1,209,000	1,345,206
AbbVie, Inc. 2.90%, 11/6/22	449,000	462,286
3.85%, 6/15/24	5,000	5,399
2.60%, 11/21/24	200,000	210,924
3.60%, 5/14/25	35,000	38,076
Adobe, Inc. 1.90%, 2/1/25	322,000	334,278
3.25%, 2/1/25	187,000	201,760
Aetna, Inc. 3.50%, 11/15/24	27,000	29,106
Affiliated Managers Group, Inc. 4.25%, 2/15/24	25,000	27,153
Aflac, Inc. 3.25%, 3/17/25	200,000	216,510
Air Lease Corp. 2.25%, 1/15/23	200,000	204,732
3.00%, 9/15/23	50,000	52,128
Air Products and Chemicals, Inc. 1.50%, 10/15/25	264,000	271,001
Ally Financial, Inc. 1.45%, 10/2/23	270,000	274,220
Amazon.com, Inc. 0.80%, 6/3/25	50,000	50,135
American Express Co. 3.00%, 10/30/24	76,000	81,416
3.63%, 12/5/24	226,000	246,417
American Honda Finance Corp. 2.40%, 6/27/24	50,000	52,442
2.15%, 9/10/24	150,000	156,454
1.20%, 7/8/25	200,000	201,950
1.00%, 9/10/25	111,000	111,256
American International Group, Inc. 4.13%, 2/15/24	42,000	45,512
American Tower Corp. 3.50%, 1/31/23	358,000	373,505
1.30%, 9/15/25	10,000	10,054
1.60%, 4/15/26	10,000	10,109
Ameriprise Financial, Inc. 3.70%, 10/15/24	47,000	51,345
3.00%, 4/2/25	50,000	53,410
AmerisourceBergen Corp. 3.25%, 3/1/25	100,000	107,081
Amgen, Inc. 3.63%, 5/22/24	149,000	159,978
Amphenol Corp. 3.20%, 4/1/24	50,000	52,931
Anthem, Inc. 3.30%, 1/15/23	219,000	227,747
Appalachian Power Co. 3.40%, 6/1/25	52,000	56,133
Ares Capital Corp. 3.50%, 2/10/23	90,000	93,198
3.88%, 1/15/26	30,000	32,321

See Notes to Financial Statements.

WisdomTree Trust	111

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2021

Investments	Principal Amount	Value
Assurant, Inc. 4.20%, 9/27/23	$64,000	$68,443
AT&T, Inc. 4.45%, 4/1/24	216,000	235,099
AutoZone, Inc. 3.63%, 4/15/25	250,000	272,285
AvalonBay Communities, Inc. 3.45%, 6/1/25	101,000	110,084

Bank of America Corp.
3.00%, 12/20/23, (3.004% fixed rate until 12/20/22; 3-month U.S. dollar London Interbank Offered Rate + 0.79% thereafter)(b)	150,000	154,878
4.13%, 1/22/24	72,000	78,145
3.55%, 3/5/24, (3.55% fixed rate until 3/5/23; 3-month U.S. dollar London Interbank Offered Rate + 0.78% thereafter)(b)	157,000	164,037
4.00%, 4/1/24	117,000	127,252
4.20%, 8/26/24	22,000	24,134
3.88%, 8/1/25	513,000	569,907
0.98%, 9/25/25, (0.981% fixed rate until 9/25/24; Secured Overnight Financing Rate + 0.91% thereafter)(b)	50,000	50,173
3.09%, 10/1/25, (3.093% fixed rate until 10/1/24; 3-month U.S. dollar London Interbank Offered Rate + 1.09% thereafter)(b)	207,000	220,536
3.37%, 1/23/26, (3.366% fixed rate until 1/23/25; 3-month U.S. dollar London Interbank Offered Rate + 0.81% thereafter)(b)	200,000	214,936
2.02%, 2/13/26, (2.015% fixed rate until 2/13/25; 3-month U.S. dollar London Interbank Offered Rate + 0.64% thereafter)(b)	871,000	897,008
3.50%, 4/19/26	134,000	147,621
1.32%, 6/19/26, (1.319% fixed rate until 6/19/25; Secured Overnight Financing Rate + 1.15% thereafter)(b)	30,000	30,114
Bank of New York Mellon Corp. (The) 2.95%, 1/29/23	111,000	114,992
3.40%, 5/15/24	4,000	4,297
3.00%, 2/24/25, Series G	50,000	53,820
1.60%, 4/24/25	50,000	51,401
Berkshire Hathaway Energy Co. 3.50%, 2/1/25	200,000	216,146
4.05%, 4/15/25	187,000	206,902
Berry Global, Inc. 1.57%, 1/15/26(c)	120,000	121,104
BGC Partners, Inc. 5.38%, 7/24/23	231,000	248,875
Biogen, Inc. 3.63%, 9/15/22	50,000	51,700
4.05%, 9/15/25	184,000	204,593
Black Hills Corp. 4.25%, 11/30/23	121,000	129,766
BlackRock, Inc. 3.50%, 3/18/24	34,000	36,669
Blackstone Secured Lending Fund 3.65%, 7/14/23	120,000	125,334
Block Financial LLC 5.50%, 11/1/22	43,000	44,385
Boardwalk Pipelines L.P. 4.95%, 12/15/24	67,000	74,636
Boeing Co. (The) 1.88%, 6/15/23	200,000	203,688
4.88%, 5/1/25	12,000	13,421
2.75%, 2/1/26	407,000	425,555
Boston Properties L.P. 3.65%, 2/1/26	100,000	110,138
BP Capital Markets America, Inc. 3.22%, 11/28/23	200,000	211,432
3.19%, 4/6/25	209,000	224,713
3.80%, 9/21/25	136,000	150,313
Bristol-Myers Squibb Co. 2.90%, 7/26/24	675,000	719,732
Broadcom, Inc. 4.70%, 4/15/25	19,000	21,272
3.15%, 11/15/25	107,000	114,656
4.25%, 4/15/26	125,000	139,845
3.46%, 9/15/26	100,000	108,634
Brown-Forman Corp. 3.50%, 4/15/25	316,000	345,091
Campbell Soup Co. 3.65%, 3/15/23	35,000	36,609
Capital One Financial Corp. 3.50%, 6/15/23	498,000	524,797
Cardinal Health, Inc. 2.62%, 6/15/22	93,000	94,499
Carrier Global Corp. 2.24%, 2/15/25	100,000	104,153
Caterpillar Financial Services Corp. 2.15%, 11/8/24	74,000	77,581
Caterpillar, Inc. 3.40%, 5/15/24	81,000	86,851
Charles Schwab Corp. (The) 3.00%, 3/10/25	111,000	118,979
4.20%, 3/24/25	452,000	504,030
3.85%, 5/21/25	50,000	55,208
Charter Communications Operating LLC 4.50%, 2/1/24	36,000	39,098
Chubb INA Holdings, Inc. 3.15%, 3/15/25	97,000	104,841
Cigna Corp. 3.75%, 7/15/23	62,000	65,657
4.13%, 11/15/25	70,000	78,270
1.25%, 3/15/26	57,000	57,367
Cisco Systems, Inc. 3.63%, 3/4/24	211,000	227,869
3.50%, 6/15/25	200,000	220,482
Citigroup, Inc. 3.50%, 5/15/23	680,000	714,360
3.88%, 10/25/23	110,000	118,253
3.75%, 6/16/24	50,000	54,256
3.88%, 3/26/25	9,000	9,853

See Notes to Financial Statements.

112	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2021

Investments	Principal Amount	Value
3.35%, 4/24/25, (3.352% fixed rate until 4/24/24; 3-month U.S. dollar London Interbank Offered Rate + 0.897% thereafter)(b)	$95,000	$101,299
3.11%, 4/8/26, (3.106% fixed rate until 4/8/25; Secured Overnight Financing Rate + 2.842% thereafter)(b)	257,000	274,887
1.12%, 1/28/27, (1.122% fixed rate until 1/28/26; Secured Overnight Financing Rate + 0.765% thereafter)(b)	251,000	249,188
Citrix Systems, Inc. 1.25%, 3/1/26	25,000	24,722
Cleveland Electric Illuminating Co. (The) 5.50%, 8/15/24	180,000	204,210
CNH Industrial Capital LLC 4.38%, 4/5/22	50,000	51,129
Coca-Cola Co. (The) 1.75%, 9/6/24	100,000	104,100
Columbia Pipeline Group, Inc. 4.50%, 6/1/25	250,000	280,082
Comcast Corp. 3.60%, 3/1/24	50,000	53,839
3.38%, 2/15/25	50,000	54,088
3.10%, 4/1/25	400,000	430,144
3.38%, 8/15/25	178,000	193,915
3.95%, 10/15/25	106,000	118,265
3.15%, 3/1/26	5,000	5,438
Comerica, Inc. 3.70%, 7/31/23	83,000	87,982
Constellation Brands, Inc. 4.25%, 5/1/23	72,000	76,324
Costco Wholesale Corp. 2.75%, 5/18/24	42,000	44,467
Crown Castle International Corp. 3.20%, 9/1/24	48,000	51,236
Cummins, Inc. 0.75%, 9/1/25	200,000	199,370
CVS Health Corp. 4.75%, 12/1/22	8,000	8,343
3.70%, 3/9/23	33,000	34,558
4.10%, 3/25/25	100,000	110,313
3.88%, 7/20/25	50,000	55,062
D.R. Horton, Inc. 5.75%, 8/15/23	140,000	152,243
Dell International LLC 5.85%, 7/15/25	5,000	5,843
Devon Energy Corp. 5.85%, 12/15/25	110,000	128,155
Discover Financial Services 3.85%, 11/21/22	50,000	52,092
Discovery Communications LLC 2.95%, 3/20/23	50,000	51,790
Dollar General Corp. 3.25%, 4/15/23	40,000	41,556
Dominion Energy, Inc. 3.07%, 8/15/24(b)	16,000	16,981
3.90%, 10/1/25	40,000	44,076
Dow Chemical Co. (The) 4.55%, 11/30/25	2,000	2,275
Duke Energy Corp. 0.90%, 9/15/25	100,000	99,272
DuPont de Nemours, Inc. 4.49%, 11/15/25	30,000	33,893
E*TRADE Financial Corp. 2.95%, 8/24/22	50,000	51,225
Edison International 2.40%, 9/15/22	100,000	101,620
3.55%, 11/15/24	9,000	9,571
EI du Pont de Nemours and Co. 1.70%, 7/15/25	175,000	179,693
Electronic Arts, Inc. 4.80%, 3/1/26	9,000	10,350
Eli Lilly & Co. 2.75%, 6/1/25	177,000	188,730
Enable Midstream Partners L.P. 3.90%, 5/15/24	8,000	8,514
Energy Transfer L.P. 5.20%, 2/1/22	79,000	79,604
2.90%, 5/15/25	100,000	105,119
Entergy Arkansas LLC 3.70%, 6/1/24	20,000	21,526
Entergy Corp. 0.90%, 9/15/25	25,000	24,719
Entergy Gulf States Louisiana LLC 5.59%, 10/1/24	107,000	122,621
Entergy Louisiana LLC 5.40%, 11/1/24	50,000	57,188
Enterprise Products Operating LLC 3.35%, 3/15/23	50,000	51,858
EOG Resources, Inc. 4.15%, 1/15/26	100,000	112,265
Equinix, Inc. 2.63%, 11/18/24	189,000	198,673
1.25%, 7/15/25	44,000	44,049
ERP Operating L.P. 3.38%, 6/1/25	77,000	83,419
Estee Lauder Cos., Inc. (The) 2.00%, 12/1/24	50,000	52,302
Evergy Metro, Inc. 3.65%, 8/15/25	200,000	219,024
Exelon Corp. 3.40%, 4/15/26	41,000	44,760
Fidelity National Information Services, Inc. 1.15%, 3/1/26	23,000	22,919
Fifth Third Bancorp 2.38%, 1/28/25	100,000	104,696
FNB Corp. 2.20%, 2/24/23	50,000	50,810
Fox Corp. 4.03%, 1/25/24	29,000	31,251
Franklin Resources, Inc. 2.85%, 3/30/25	210,000	224,610
FS KKR Capital Corp. 3.40%, 1/15/26	130,000	135,915
General Dynamics Corp. 3.25%, 4/1/25	150,000	162,105
3.50%, 5/15/25	209,000	228,458
General Electric Co. 2.70%, 10/9/22	50,000	51,286

See Notes to Financial Statements.

WisdomTree Trust	113

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2021

Investments	Principal Amount	Value
General Mills, Inc. 3.70%, 10/17/23	$84,000	$89,473
General Motors Co. 6.13%, 10/1/25	99,000	116,875
General Motors Financial Co., Inc. 3.45%, 1/14/22	155,000	156,362
3.45%, 4/10/22	80,000	81,077
3.15%, 6/30/22	161,000	164,249
Georgia Power Co. 2.20%, 9/15/24, Series A	235,000	244,872
Georgia-Pacific LLC 8.00%, 1/15/24	66,000	77,514
Gilead Sciences, Inc. 3.25%, 9/1/22	111,000	113,798
3.70%, 4/1/24	118,000	126,469
3.65%, 3/1/26	57,000	62,884
Global Payments, Inc. 4.80%, 4/1/26	100,000	114,463
Goldman Sachs BDC, Inc. 2.88%, 1/15/26	50,000	51,785
Goldman Sachs Group, Inc. (The) 4.00%, 3/3/24	307,000	332,478
3.85%, 7/8/24	50,000	54,068
3.50%, 1/23/25	164,000	176,726
3.50%, 4/1/25	209,000	226,357
3.75%, 5/22/25	250,000	272,645
1.09%, 12/9/26, (1.093% fixed rate until 12/9/25; Secured Overnight Financing Rate + 0.789% thereafter)(b)	680,000	675,308
1.43%, 3/9/27, (1.431% fixed rate until 3/9/26; Secured Overnight Financing Rate + 0.798% thereafter)(b)	10,000	10,030
Halliburton Co. 3.80%, 11/15/25	100,000	110,159
Harley-Davidson, Inc. 3.50%, 7/28/25	17,000	18,265
Hasbro, Inc. 3.00%, 11/19/24	124,000	131,831
HCA, Inc. 5.25%, 4/15/25	205,000	234,102
Hershey Co. (The) 0.90%, 6/1/25	264,000	264,974
Hess Corp. 3.50%, 7/15/24	135,000	143,321
Hewlett Packard Enterprise Co. 4.40%, 10/15/22	72,000	74,686
2.25%, 4/1/23	100,000	102,605
4.65%, 10/1/24	125,000	138,666
1.75%, 4/1/26	70,000	71,446
Host Hotels & Resorts L.P. 3.75%, 10/15/23, Series D	170,000	178,906
HP, Inc. 2.20%, 6/17/25	212,000	220,069
Humana, Inc. 3.15%, 12/1/22	50,000	51,387
4.50%, 4/1/25	83,000	92,654
Intel Corp. 3.40%, 3/25/25	65,000	70,729
3.70%, 7/29/25	100,000	110,167
Intercontinental Exchange, Inc. 0.70%, 6/15/23	260,000	261,196
International Business Machines Corp. 3.00%, 5/15/24	487,000	518,397
Intuit, Inc. 0.95%, 7/15/25	291,000	292,298
Invesco Finance PLC 4.00%, 1/30/24	118,000	127,278
Jabil, Inc. 4.70%, 9/15/22	2,000	2,088
1.70%, 4/15/26	100,000	101,060
Jefferies Financial Group, Inc. 5.50%, 10/18/23	180,000	192,449
John Deere Capital Corp. 2.05%, 1/9/25	200,000	209,066
3.45%, 3/13/25	200,000	218,918
JPMorgan Chase & Co. 3.63%, 5/13/24	169,000	182,752
3.80%, 7/23/24, (3.797% fixed rate until 7/23/23; 3-month U.S. dollar London Interbank Offered Rate + 0.89% thereafter)(b)	100,000	106,128
3.88%, 9/10/24	889,000	967,845
4.02%, 12/5/24, (4.023% fixed rate until 12/5/23; 3-month U.S. dollar London Interbank Offered Rate + 1.00% thereafter)(b)	170,000	182,677
3.13%, 1/23/25	200,000	214,232
3.22%, 3/1/25, (3.22% fixed rate until 3/1/24; 3-month U.S. dollar London Interbank Offered Rate + 1.155% thereafter)(b)	29,000	30,771
2.01%, 3/13/26, (2.005% fixed rate until 3/13/25; Secured Overnight Financing Rate + 1.585% thereafter)(b)	34,000	35,078
3.30%, 4/1/26	23,000	25,119
2.08%, 4/22/26, (2.083% fixed rate until 4/22/25; Secured Overnight Financing Rate + 1.85% thereafter)(b)	464,000	479,405
3.96%, 1/29/27, (3.96% fixed rate until 1/29/26; 3-month U.S. dollar London Interbank Offered Rate + 1.245% thereafter)(b)	109,000	121,345
Juniper Networks, Inc. 1.20%, 12/10/25	115,000	114,982
KeyBank NA 3.30%, 6/1/25	250,000	273,102
Kilroy Realty L.P. 3.45%, 12/15/24	249,000	266,577
Kinder Morgan Energy Partners L.P. 4.15%, 2/1/24	47,000	50,420
Kroger Co. (The) 3.85%, 8/1/23	50,000	52,843
Lam Research Corp. 3.80%, 3/15/25	49,000	53,768
3.75%, 3/15/26	7,000	7,825
Leidos, Inc. 2.95%, 5/15/23	133,000	137,969
Lennar Corp. 4.75%, 11/15/22	160,000	166,408

See Notes to Financial Statements.

114	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2021

Investments	Principal Amount	Value
Lennox International, Inc. 1.35%, 8/1/25	$100,000	$100,804
Linde, Inc. 3.20%, 1/30/26	81,000	88,452
Lockheed Martin Corp. 3.10%, 1/15/23	75,000	77,514
2.90%, 3/1/25	100,000	106,813
M&T Bank Corp. 3.55%, 7/26/23	150,000	158,784
Marvell Technology, Inc. 4.20%, 6/22/23(c)	120,000	127,166
Mastercard, Inc. 2.00%, 3/3/25	50,000	52,242
McDonald’s Corp. 2.63%, 1/15/22	93,000	93,825
MetLife, Inc. 3.00%, 3/1/25	124,000	133,076
Microsoft Corp. 3.63%, 12/15/23	138,000	147,624
Morgan Stanley 4.88%, 11/1/22	258,000	271,272
3.75%, 2/25/23	103,000	108,155
4.10%, 5/22/23	370,000	392,374
3.88%, 4/29/24, Series F	141,000	152,711
4.00%, 7/23/25	334,000	370,586
3.88%, 1/27/26	100,000	111,515
2.19%, 4/28/26, (2.188% fixed rate until 4/28/25; Secured Overnight Financing Rate + 1.99% thereafter)(b)	400,000	415,716
MPLX L.P. 1.75%, 3/1/26	100,000	101,314
MUFG Americas Holdings Corp. 3.00%, 2/10/25	50,000	53,389
National Rural Utilities Cooperative Finance Corp. 2.85%, 1/27/25	50,000	53,127
NetApp, Inc. 1.88%, 6/22/25	100,000	103,073
NiSource, Inc. 0.95%, 8/15/25	260,000	258,320
Northern Trust Corp. 3.95%, 10/30/25	100,000	112,759
Northrop Grumman Corp. 3.25%, 8/1/23	78,000	82,198
Omega Healthcare Investors, Inc. 4.38%, 8/1/23	27,000	28,684
Oncor Electric Delivery Co. LLC 0.55%, 10/1/25	379,000	372,023
ONEOK, Inc. 5.85%, 1/15/26	228,000	268,372
Oracle Corp. 2.95%, 11/15/24	95,000	101,202
2.50%, 4/1/25	684,000	717,851
2.95%, 5/15/25	59,000	62,805
Owl Rock Capital Corp. 4.25%, 1/15/26	30,000	32,375
Pacific Gas and Electric Co. 4.25%, 8/1/23	170,000	177,810
3.45%, 7/1/25	163,000	168,829
PECO Energy Co. 3.15%, 10/15/25	35,000	37,946
PepsiCo, Inc. 2.25%, 3/19/25	40,000	42,049
3.50%, 7/17/25	40,000	43,888
Pfizer, Inc. 2.95%, 3/15/24	167,000	177,180
3.40%, 5/15/24	33,000	35,588
0.80%, 5/28/25	126,000	126,257
Philip Morris International, Inc. 2.63%, 2/18/22	85,000	85,794
2.88%, 5/1/24	50,000	52,926
1.50%, 5/1/25	50,000	51,005
3.38%, 8/11/25	50,000	54,395
Piedmont Operating Partnership L.P. 3.40%, 6/1/23	110,000	114,205
Pinnacle West Capital Corp. 1.30%, 6/15/25	143,000	144,499
Plains All American Pipeline L.P. 3.60%, 11/1/24	133,000	141,839
4.65%, 10/15/25	7,000	7,804
PNC Financial Services Group, Inc. (The) 3.90%, 4/29/24	100,000	108,218
2.20%, 11/1/24	2,000	2,102
PPG Industries, Inc. 2.40%, 8/15/24	64,000	67,088
Precision Castparts Corp. 3.25%, 6/15/25	15,000	16,279
Primerica, Inc. 4.75%, 7/15/22	120,000	124,486
Private Export Funding Corp. 2.45%, 7/15/24, Series GG	50,000	52,673
1.75%, 11/15/24	100,000	103,255
Public Service Electric & Gas Co. 0.95%, 3/15/26	592,000	592,018
Public Service Enterprise Group, Inc. 0.80%, 8/15/25	10,000	9,900
PulteGroup, Inc. 5.50%, 3/1/26	45,000	52,660
QUALCOMM, Inc. 2.90%, 5/20/24	61,000	64,757
3.45%, 5/20/25	200,000	217,822
Ralph Lauren Corp. 3.75%, 9/15/25	259,000	285,547
Realty Income Corp. 3.88%, 7/15/24	88,000	95,176
RenaissanceRe Finance, Inc. 3.70%, 4/1/25	50,000	54,269
Republic Services, Inc. 4.75%, 5/15/23	54,000	57,380
Roper Technologies, Inc. 3.13%, 11/15/22	50,000	51,320
Ross Stores, Inc. 0.88%, 4/15/26	100,000	98,452
Sabine Pass Liquefaction LLC 6.25%, 3/15/22	100,000	101,640
Santander Holdings USA, Inc. 3.45%, 6/2/25	264,000	283,549

See Notes to Financial Statements.

WisdomTree Trust	115

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2021

Investments	Principal Amount	Value
Schlumberger Finance Canada Ltd. 1.40%, 9/17/25	$15,000	$15,226
Sempra Energy 4.05%, 12/1/23	56,000	59,897
Simon Property Group L.P. 2.00%, 9/13/24	290,000	300,530
3.50%, 9/1/25	15,000	16,370
3.30%, 1/15/26	64,000	69,445
Southern California Edison Co. 3.50%, 10/1/23, Series C	49,000	51,622
3.70%, 8/1/25, Series E	148,000	162,076
Southern Power Co. 0.90%, 1/15/26	84,000	82,897
Southwest Airlines Co. 2.75%, 11/16/22	69,000	70,684
4.75%, 5/4/23	50,000	53,418
5.25%, 5/4/25	34,000	38,557
Southwestern Electric Power Co. 1.65%, 3/15/26, Series N	100,000	101,653
Starbucks Corp. 3.80%, 8/15/25	30,000	33,154
State Street Corp. 3.30%, 12/16/24	94,000	102,152
3.55%, 8/18/25	218,000	241,016
2.35%, 11/1/25, (2.354% fixed rate until 11/1/24; Secured Overnight Financing Rate + 0.94% thereafter)(b)	361,000	379,559
Stryker Corp. 3.50%, 3/15/26	10,000	10,992
Synchrony Financial 2.85%, 7/25/22	150,000	153,126
Synovus Financial Corp. 3.13%, 11/1/22	50,000	51,230
Sysco Corp. 3.75%, 10/1/25	100,000	110,025
Timken Co. (The) 3.88%, 9/1/24	100,000	107,269
Toyota Motor Credit Corp. 3.00%, 4/1/25	50,000	53,667
0.80%, 10/16/25	250,000	248,487
Trane Technologies Global Holding Co., Ltd. 4.25%, 6/15/23	114,000	121,490
Transcontinental Gas Pipe Line Co. LLC 7.85%, 2/1/26	100,000	125,941
Trimble, Inc. 4.75%, 12/1/24	48,000	53,292

Truist Bank
3.69%, 8/2/24, (3.689% fixed rate until 8/2/23; 3-month U.S. dollar London Interbank Offered Rate + 0.735% thereafter)(b)	83,000	88,285
1.50%, 3/10/25	250,000	255,992
Truist Financial Corp. 3.75%, 12/6/23	113,000	121,204
2.50%, 8/1/24	600,000	632,454
2.85%, 10/26/24	32,000	34,180
4.00%, 5/1/25	355,000	393,805
1.27%, 3/2/27, (1.267% fixed rate until 3/2/26; Secured Overnight Financing Rate + 0.609% thereafter)(b)	20,000	20,069
Tucson Electric Power Co. 3.05%, 3/15/25	50,000	53,480
TWDC Enterprises 18 Corp. 3.15%, 9/17/25	618,000	672,038
U.S. Bancorp 1.45%, 5/12/25	100,000	102,364
United Parcel Service, Inc. 2.20%, 9/1/24	250,000	261,680
3.90%, 4/1/25	100,000	110,373
UnitedHealth Group, Inc. 2.38%, 8/15/24	100,000	105,389
UPMC 3.60%, 4/3/25, Series D-1	300,000	326,436
US Bancorp 2.40%, 7/30/24	50,000	52,630
VEREIT Operating Partnership L.P. 4.63%, 11/1/25	100,000	113,370
Verizon Communications, Inc. 3.38%, 2/15/25	262,000	283,916
0.85%, 11/20/25	227,000	225,336
ViacomCBS, Inc. 3.70%, 8/15/24	105,000	113,078
Walt Disney Co. (The) 3.70%, 10/15/25	409,000	451,663
Waste Management, Inc. 2.40%, 5/15/23	87,000	89,724
Wells Fargo & Co. 4.48%, 1/16/24	33,000	35,932
3.00%, 2/19/25	824,000	879,241
3.55%, 9/29/25	92,000	100,978
2.41%, 10/30/25, (2.406% fixed rate until 10/30/24; Secured Overnight Financing Rate + 1.087% thereafter)(b)	416,000	434,841
2.16%, 2/11/26, (2.164% fixed rate until 2/11/25; 3-month U.S. dollar London Interbank Offered Rate + 0.75% thereafter)(b)	322,000	334,320
3.00%, 4/22/26	73,000	79,092
2.19%, 4/30/26, (2.188% fixed rate until 4/30/25; Secured Overnight Financing Rate + 2.00% thereafter)(b)	100,000	103,908
Western Union Co. (The) 1.35%, 3/15/26	100,000	99,444
Willis North America, Inc. 3.60%, 5/15/24	155,000	166,041
Wisconsin Electric Power Co. 2.05%, 12/15/24	15,000	15,672
WW Grainger, Inc. 1.85%, 2/15/25	100,000	103,374
Xilinx, Inc. 2.95%, 6/1/24	84,000	88,753

Zoetis, Inc. 4.50%, 11/13/25	100,000	113,423
TOTAL U.S. CORPORATE BONDS (Cost: $52,492,347)		52,952,686

See Notes to Financial Statements.

116	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2021

Investments	Principal Amount	Value

FOREIGN CORPORATE BONDS – 5.8%

Canada – 1.3%
Bank of Montreal 3.30%, 2/5/24, Series E	$150,000	$160,050
1.85%, 5/1/25	251,000	259,529
4.34%, 10/5/28, (4.338% fixed rate until 10/5/23; 5-year U.S. dollar Swap Rate + 1.28% thereafter)(b)	90,000	96,278
Bank of Nova Scotia (The) 2.20%, 2/3/25	206,000	215,336
4.50%, 12/16/25	58,000	65,755
1.05%, 3/2/26	40,000	39,810
Brookfield Asset Management, Inc. 4.00%, 1/15/25	50,000	54,743
Brookfield Finance, Inc. 4.00%, 4/1/24	150,000	161,869
Canadian Imperial Bank of Commerce 3.10%, 4/2/24	220,000	233,719
2.25%, 1/28/25	50,000	52,258
Cenovus Energy, Inc. 5.38%, 7/15/25	34,000	38,610
Enbridge, Inc. 2.50%, 1/15/25	42,000	44,024
Magna International, Inc. 4.15%, 10/1/25	50,000	55,985
Rogers Communications, Inc. 3.63%, 12/15/25	100,000	109,817
Royal Bank of Canada 2.25%, 11/1/24	120,000	125,884
1.15%, 6/10/25	527,000	530,605
Toronto-Dominion Bank (The) 1.15%, 6/12/25	343,000	346,255
TransCanada PipeLines Ltd. 4.88%, 1/15/26	30,000	34,440

Total Canada		2,624,967

China – 0.4%
Alibaba Group Holding Ltd. 3.60%, 11/28/24	378,000	407,783
Baidu, Inc. 3.08%, 4/7/25	200,000	211,886
4.13%, 6/30/25	90,000	99,289
Tencent Music Entertainment Group 1.38%, 9/3/25	110,000	108,713

Total China		827,671

Colombia – 0.2%

Ecopetrol S.A. 5.88%, 9/18/23	276,000	297,790

France – 0.1%

BPCE S.A. 4.00%, 4/15/24	170,000	185,326

Germany – 0.1%

Deutsche Bank AG
2.22%, 9/18/24, (2.222% fixed rate until 9/18/23; Secured Overnight Financing Rate + 2.159% thereafter)(b)	140,000	143,695

Ireland – 0.2%
AerCap Ireland Capital DAC 4.50%, 9/15/23	130,000	138,809
6.50%, 7/15/25	150,000	175,311

Total Ireland		314,120

Japan – 0.8%
Mitsubishi UFJ Financial Group, Inc. 2.19%, 2/25/25	536,000	557,660
1.41%, 7/17/25	50,000	50,625
Mizuho Financial Group, Inc. 2.95%, 2/28/22	190,000	192,552
ORIX Corp. 3.25%, 12/4/24	150,000	161,563
Sumitomo Mitsui Financial Group, Inc. 2.44%, 10/19/21	290,000	290,867
2.70%, 7/16/24	315,000	332,076
Toyota Motor Corp. 1.34%, 3/25/26	73,000	73,986

Total Japan		1,659,329

Netherlands – 0.1%
Cooperatieve Rabobank UA 4.63%, 12/1/23	100,000	108,815
ING Groep N.V. 3.55%, 4/9/24	140,000	150,500

Total Netherlands		259,315

Peru – 0.0%

Southern Copper Corp. 3.50%, 11/8/22	91,000	94,184

Spain – 0.3%
Banco Bilbao Vizcaya Argentaria S.A. 1.13%, 9/18/25	250,000	248,855
Banco Santander S.A. 2.71%, 6/27/24	200,000	211,374
2.75%, 5/28/25	200,000	210,936

Total Spain		671,165

Switzerland – 0.5%
Credit Suisse Group AG 3.80%, 6/9/23	560,000	590,777
3.75%, 3/26/25	250,000	271,320
Syngenta Finance N.V. 3.13%, 3/28/22	120,000	121,570

Total Switzerland		983,667

United Kingdom – 1.8%

Barclays PLC
1.01%, 12/10/24, (1.007% fixed rate until 12/10/23; 1-year Constant Maturity Treasury Rate + 0.80% thereafter)(b)	360,000	361,764
BAT Capital Corp. 3.22%, 8/15/24	55,000	58,387
BAT International Finance PLC 1.67%, 3/25/26	100,000	100,690
BP Capital Markets PLC 3.81%, 2/10/24	90,000	97,037
Diageo Capital PLC 1.38%, 9/29/25	200,000	203,338

See Notes to Financial Statements.

WisdomTree Trust	117

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2021

Investments	Principal Amount	Value
GlaxoSmithKline Capital, Inc. 2.80%, 3/18/23	$127,000	$131,935
HSBC Holdings PLC 4.25%, 3/14/24	524,000	565,296
1.65%, 4/18/26, (1.645% fixed rate until 4/18/25; Secured Overnight Financing Rate + 1.538% thereafter)(b)	50,000	50,633
2.10%, 6/4/26, (2.099% fixed rate until 6/4/25; Secured Overnight Financing Rate + 1.929% thereafter)(b)	500,000	514,245
Lloyds Bank PLC 3.50%, 5/14/25	200,000	217,376
Lloyds Banking Group PLC
2.91%, 11/7/23, (2.907% fixed rate until 11/7/22; 3-month U.S. dollar London Interbank Offered Rate + 0.81% thereafter)(b)	63,000	64,758
3.90%, 3/12/24	50,000	53,998
Natwest Group PLC 3.88%, 9/12/23	550,000	585,277
RELX Capital, Inc. 3.50%, 3/16/23	50,000	52,221
Reynolds American, Inc. 4.45%, 6/12/25	25,000	27,726
Santander UK Group Holdings PLC
4.80%, 11/15/24, (4.796% fixed rate until 11/15/23; 3-month U.S. dollar London Interbank Offered Rate + 1.57% thereafter)(b)	220,000	239,248
1.09%, 3/15/25, (1.089% fixed rate until 3/15/24; Secured Overnight Financing Rate + 0.787% thereafter)(b)	41,000	41,156
Unilever Capital Corp. 3.25%, 3/7/24	125,000	133,374

Total United Kingdom		3,498,459
TOTAL FOREIGN CORPORATE BONDS (Cost: $11,511,163)		11,559,688

FOREIGN GOVERNMENT AGENCIES – 0.4%

Canada – 0.1%

Province of Manitoba Canada 3.05%, 5/14/24	184,000	196,482

Japan – 0.3%
Japan Bank for International Cooperation 1.75%, 10/17/24	430,000	445,042
2.13%, 2/10/25, Series DTC	140,000	146,815

Total Japan		591,857
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $788,588)		788,339

FOREIGN GOVERNMENT OBLIGATIONS – 0.5%

Chile – 0.1%

Chile Government International Bond 3.13%, 3/27/25	110,000	117,985

Colombia – 0.1%
Colombia Government International Bond 2.63%, 3/15/23	100,000	101,932
4.00%, 2/26/24	78,000	82,151

Total Colombia		184,083

Indonesia – 0.1%

Indonesia Government International Bond 2.95%, 1/11/23	150,000	155,067

Italy – 0.1%

Republic of Italy Government International Bond 6.88%, 9/27/23	280,000	315,431

Mexico – 0.0%

Mexico Government International Bond 4.00%, 10/2/23	18,000	19,388

Uruguay – 0.1%

Uruguay Government International Bond 8.00%, 11/18/22	130,000	137,045
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $927,998)		928,999

SUPRANATIONAL BONDS – 0.5%
Corporacion Andina de Fomento 3.75%, 11/23/23	96,000	102,178
1.63%, 9/23/25	200,000	202,936

European Investment Bank 0.63%, 7/25/25	750,000	749,992
TOTAL SUPRANATIONAL BONDS (Cost: $1,056,515)		1,055,106

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.0%

United States – 8.0%
Benchmark Mortgage Trust
3.75%, 3/15/52, Series 2019-B9, Class A4	850,000	960,611
2.03%, 10/15/53, Series 2020-B20, Class A5	1,128,000	1,142,173
2.58%, 4/15/54, Series 2021-B25, Class A5	2,200,000	2,321,109
Commercial Mortgage Trust
3.29%, 12/10/44, Series 2012-LC4, Class A4	349,658	350,601
3.42%, 8/10/47, Series 2014-UBS4, Class A4	900,000	950,193
4.73%, 10/10/47, Series 2014-LC17, Class C^(b)	400,000	418,342
2.85%, 5/10/48, Series 2015-CR23, Class A2	27,231	27,554
4.04%, 2/10/49, Series 2016-CR28, Class D^(b)	820,000	856,512
3.04%, 11/10/49, Series 2016-CD2, Class A2	39,980	40,120
CSAIL Commercial Mortgage Trust
3.77%, 4/15/51, Series 2018-CX11, Class A4	2,000,000	2,220,819
Deutsche Bank Commercial Mortgage Trust 1.89%, 8/10/49, Series 2016-C3, Class A2	28,438	28,623
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates 2.79%, 1/25/22, Series K718, Class A2	242,929	244,134
GS Mortgage Securities Trust
5.49%, 11/10/46, Series 2013-GC16, Class C^(b)	200,000	207,754

See Notes to Financial Statements.

118	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2021

Investments	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust
4.17%, 12/15/46, Series 2013-C16, Class A4	$1,075,000	$1,149,829
JPMBB Commercial Mortgage Securities Trust
3.61%, 5/15/48, Series 2015-C29, Class A4	2,100,000	2,280,549
Morgan Stanley Bank of America Merrill Lynch Trust
3.18%, 8/15/45, Series 2012-C5, Class A4	505,700	510,503
2.74%, 4/15/48, Series 2015-C22, Class A2	316,186	316,186
Morgan Stanley Capital I
4.36%, 12/15/50, Series 2017-HR2, Class C^(b)	160,000	179,766
Wells Fargo Commercial Mortgage Trust
2.60%, 6/15/49, Series 2016-C34, Class A2	49,515	50,277
2.63%, 4/15/54, Series 2021-C59, Class A5	376,000	398,394
3.12%, 1/15/60, Series 2017-RC1, Class A2	435,517	438,624
WFRBS Commercial Mortgage Trust
3.50%, 8/15/47, Series 2014-C21, Class D(c)	627,000	549,611
3.98%, 11/15/47, Series 2014-C25, Class AS	395,000	429,187
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $15,923,482)		16,071,471

ASSET-BACKED SECURITIES – 1.7%

United States – 1.7%
Ally Auto Receivables Trust 1.93%, 5/15/24, Series 2019-3, Class A3	169,537	171,166
Capital One Prime Auto Receivables Trust 1.63%, 8/15/25, Series 2020-1, Class A4	450,000	460,564
CarMax Auto Owner Trust 2.30%, 4/15/25, Series 2019-3, Class A4	118,000	121,878
Chase Issuance Trust 1.53%, 1/15/25, Series 2020-A1, Class A1	400,000	407,113
Citibank Credit Card Issuance Trust 3.21%, 12/7/24, Series 2018-A6, Class A6	430,000	446,288
Discover Card Execution Note Trust 1.89%, 10/15/24, Series 2019-A3, Class A	285,000	290,449
Ford Credit Auto Owner Trust 2.85%, 8/15/24, Series 2019-A, Class A4	100,000	103,035
GM Financial Consumer Automobile Receivables Trust 2.71%, 8/16/24, Series 2019-2, Class A4	1,100,000	1,127,854
Honda Auto Receivables Owner Trust 2.90%, 6/18/24, Series 2019-1, Class A4	200,000	203,837

Synchrony Card Funding LLC 2.95%, 3/15/25, Series 2019-A1, Class A	100,000	101,476
TOTAL ASSET-BACKED SECURITIES (Cost: $3,424,801)		3,433,660

TOTAL INVESTMENTS IN SECURITIES – 138.3% (Cost: $275,408,080)		276,377,572

Other Assets less Liabilities – (38.3)%		(76,575,587)

NET ASSETS – 100.0%		$199,801,985
*	Interest rate shown reflects the yield to maturity at the time of purchase.

^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)	To-be-announced (“TBA”) security (See Note 2). TBA securities are non-income producing.

(b)	Rate shown reflects the accrual rate as of August 31, 2021 on securities with variable or step rates.

(c)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2021 in valuing the Fund’s investments (See Note 2 – Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Agencies	$—	$44,726,527	$—	$44,726,527
U.S. Government Obligations	—	144,861,096	—	144,861,096
U.S. Corporate Bonds	—	52,952,686	—	52,952,686
Foreign Corporate Bonds	—	11,559,688	—	11,559,688
Foreign Government Agencies	—	788,339	—	788,339
Foreign Government Obligations	—	928,999	—	928,999
Supranational Bonds	—	1,055,106	—	1,055,106
Commercial Mortgage-Backed Securities	—	16,071,471	—	16,071,471
Asset-Backed Securities	—	3,433,660	—	3,433,660
Total Investments in Securities	$—	$276,377,572	$—	$276,377,572

See Notes to Financial Statements.

WisdomTree Trust	119

Schedule of Investments

WisdomTree Alternative Income Fund (HYIN)

August 31, 2021

Investments	Shares	Value

COMMON STOCKS – 70.8%

United States – 70.8%

Capital Markets – 23.0%
Ares Capital Corp.	15,489	$308,231
FS KKR Capital Corp.	13,858	319,981
Goldman Sachs BDC, Inc.	14,818	282,431
Golub Capital BDC, Inc.	19,192	301,507
Hercules Capital, Inc.	17,252	291,559
Main Street Capital Corp.	7,119	296,079
Owl Rock Capital Corp.	20,468	298,833

Prospect Capital Corp.	34,095	270,714

Total Capital Markets		2,369,335

Mortgage Real Estate Investment Trusts (REITs) – 47.8%
AGNC Investment Corp.	17,494	285,327
Annaly Capital Management, Inc.	32,531	282,694
Apollo Commercial Real Estate Finance, Inc.	18,165	282,466
Arbor Realty Trust, Inc.	16,628	303,960
Blackstone Mortgage Trust, Inc., Class A	9,214	302,311
Broadmark Realty Capital, Inc.	27,677	290,885
Chimera Investment Corp.	19,354	296,503
Great Ajax Corp.	23,422	330,953
Invesco Mortgage Capital, Inc.	73,813	230,297
KKR Real Estate Finance Trust, Inc.	13,161	280,724
Ladder Capital Corp., Class A	24,990	285,136
MFA Financial, Inc.	62,606	300,509
New Residential Investment Corp.	27,936	305,061
New York Mortgage Trust, Inc.	63,404	280,246
PennyMac Mortgage Investment Trust	14,193	275,486
Redwood Trust, Inc.	24,200	301,774

Starwood Property Trust, Inc.	11,398	294,068

Total Mortgage Real Estate Investment Trusts (REITs)		4,928,400
TOTAL COMMON STOCKS (Cost: $7,266,331)		7,297,735

CLOSED-END MUTUAL FUNDS – 29.1%

United States – 29.1%
BlackRock Corporate High Yield Fund, Inc.	24,393	307,352
Eaton Vance Limited Duration Income Fund	22,727	302,951
Highland Income Fund	27,549	302,488
Invesco Dynamic Credit Opportunities Fund	25,590	299,403
Nuveen Credit Strategies Income Fund	44,975	292,338
PIMCO Corporate & Income Opportunity Fund	15,121	309,224
PIMCO Dynamic Credit and Mortgage Income Fund	13,416	301,323
PIMCO Dynamic Income Fund	10,413	296,562
Saba Capital Income & Opportunities Fund	63,689	291,696
Western Asset High Income Opportunity Fund, Inc.	57,319	300,925
TOTAL CLOSED-END MUTUAL FUNDS (Cost: $2,984,097))		3,004,262

TOTAL INVESTMENTS IN SECURITIES – 99.9% (Cost: $10,250,428))		10,301,997

Other Assets less Liabilities – 0.1%		13,051

NET ASSETS – 100.0%		$10,315,048

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2021 in valuing the Fund’s investments (See Note 2 – Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$7,297,735	$—	$—	$7,297,735
Closed-End Mutual Funds	3,004,262	—	—	3,004,262
Total Investments in Securities	$10,301,997	$—	$—	$10,301,997

See Notes to Financial Statements.

120	WisdomTree Trust

Schedule of Investments

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

August 31, 2021

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 91.3%

U.S. Treasury Bills – 91.3%
0.04%, 11/18/21*	$43,000,000	$42,996,040
0.05%, 11/26/21*	15,400,000	15,398,369
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $58,394,261)		58,394,409
Investments	Shares	Value

EXCHANGE-TRADED FUND – 4.5%

United States – 4.5%
WisdomTree Floating Rate Treasury Fund(a) (Cost: $2,865,100)	114,375	$2,870,813

TOTAL INVESTMENTS IN SECURITIES – 95.8% (Cost: $61,259,361)		61,265,222

Other Assets less Liabilities – 4.2%		2,674,859

NET ASSETS – 100.0%		$63,940,081

*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended August 31, 2021 were as follows:

Affiliate	Value at 8/31/2020	Purchases/ Additions	Sales/ Reductions	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2021	Dividend Income	Capital Gain Distributions
WisdomTree Floating Rate Treasury Fund	$5,271,368	$774,767	$3,172,856	$5,467	$(7,933)	$2,870,813	$1,157	$999

FINANCIAL DERIVATIVE INSTRUMENTS

WRITTEN PUT OPTION CONTRACTS (EXCHANGE-TRADED)

Description	Number of Contracts	Notional Amount[1]	Strike Price	Expiration Date	Premiums Paid/ (Received)	Unrealized Appreciation	Value
S&P 500 Index	(145)	$(64,162,500)	$4,425	9/17/2021	$(970,820)	$705,470	$(265,350)
[1]	Notional amount is derived by multiplying the number of contracts, the contract size (typically 100), and the contract strike price.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2021 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$58,394,409	$—	$58,394,409
Exchange-Traded Fund	2,870,813	—	—	2,870,813
Total Investments in Securities	$2,870,813	$58,394,409	$—	$61,265,222
Financial Derivative Instruments
Written Options[1]	$—	$(265,350)	$—	$(265,350)
Total – Net	$2,870,813	$58,129,059	$—	$60,999,872
[1]	Amount shown represents the market value of the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	121

Schedule of Investments

WisdomTree Enhanced Commodity Strategy Fund (GCC) (consolidated)

August 31, 2021

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 80.4%

U.S. Treasury Bills – 80.4%
0.03%, 9/16/21*	$145,000,000	$144,998,489
0.01%, 12/2/21*(a)	246,000	245,976
0.02%, 4/21/22*(a)	1,130,000	1,129,691
0.06%, 5/19/22*(a)	9,213,000	9,209,673
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $155,582,891)		155,583,829
	Shares	Value

EXCHANGE-TRADED FUND – 4.2%

United States – 4.2%

WisdomTree Floating Rate Treasury Fund(b)
(Cost: $8,146,461)	324,373	8,141,762

TOTAL INVESTMENTS IN SECURITIES – 84.6% (Cost: $163,729,352)		163,725,591

Other Assets less Liabilities – 15.4%		29,826,072

NET ASSETS – 100.0%		$193,551,663

*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)

All or a portion of this security is held by the broker as collateral for open futures contracts. The securities collateral posted was comprised entirely of U.S. Treasury securities having a market value of $10,585,340 as of August 31, 2021.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal period ended August 31, 2021 were as follows:

Affiliate	Value at 12/18/2020	Purchases/ Additions	Sales/ Reductions	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2021	Dividend Income	Capital Gain Distributions
WisdomTree Floating Rate Treasury Fund	$—	$9,691,138	$1,543,289	$(1,388)	$(4,699)	$8,141,762	$162	$—

See Notes to Financial Statements.

122	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Enhanced Commodity Strategy Fund (GCC) (consolidated)

August 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Aluminum	197	12/15/21	$(13,379,994)	$(1,388,850)
Aluminum	23	6/13/22	(1,551,350)	(112,344)
Copper	75	12/15/21	(17,852,344)	729,375
Copper	9	12/19/22	(2,128,781)	(48,138)
Nickel	10	12/13/21	(1,172,760)	(61,722)
Zinc	3	10/18/21	(225,187)	(3,106)
Zinc	101	12/13/21	(7,589,519)	(57,295)
			$(43,899,935)	$(942,080)

Long Exposure
Aluminum	197	12/15/21	$13,379,994	$2,782,295
Aluminum	209	6/13/22	14,097,050	1,333,588
Brent Crude	229	10/29/21	16,259,000	1,014,794
Cocoa	119	3/16/22	3,049,970	78,799
Coffee “C”	68	3/21/22	5,061,750	1,373,118
Copper	75	12/15/21	17,852,343	1,942,969
Copper	80	12/19/22	18,922,500	(830,581)
Corn	420	12/14/22	10,652,250	(154,566)
Cotton No. 2	38	3/09/22	1,743,630	115,994
Feeder Cattle	16	11/18/21	1,357,200	18,688
Gasoline RBOB	59	9/30/21	5,307,628	767,736
Gold 100 Ounce	155	4/27/22	28,242,550	209,720
HRW Wheat	82	7/14/22	2,913,050	6,863
Lean Hogs	98	10/14/21	3,480,960	(116,782)
Live Cattle	80	2/28/22	4,408,000	95,000
Low Sulphur Gasoil	76	12/10/21	4,523,900	811,881
Nickel	66	12/13/21	7,740,216	646,223
NY Harbor ULSD	53	5/31/22	4,566,194	133,136
Platinum	64	10/27/21	3,245,120	(506,307)
Silver	100	12/29/21	12,003,000	(1,526,841)
Soybean Meal	140	12/14/21	4,838,400	(622,060)
Soybean Oil	117	12/14/21	4,124,250	(454,218)
Soybeans	154	11/12/21	9,952,250	700,733
Sugar No.11	222	4/29/22	4,928,045	732,411
Wheat	106	7/14/22	3,839,850	14,563
WTI Crude Oil	239	11/19/21	16,237,660	2,026,193
Zinc	96	10/18/21	7,206,000	43,626
Zinc	101	12/13/21	7,589,519	553,881
			$237,522,279	$11,190,856
Total – Net			$193,622,344	$10,248,776

See Notes to Financial Statements.

WisdomTree Trust	123

Schedule of Investments (concluded)

WisdomTree Enhanced Commodity Strategy Fund (GCC) (consolidated)

August 31, 2021

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2021 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$155,583,829	$—	$155,583,829
Exchange-Traded Fund	8,141,762	—	—	8,141,762
Total Investments in Securities	$8,141,762	$155,583,829	$—	$163,725,591
Financial Derivative Instruments
Futures Contracts[1]	$16,131,586	$—	$—	$16,131,586
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(5,882,810)	$—	$—	$(5,882,810)
Total – Net	$18,390,538	$155,583,829	$—	$173,974,367
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

124	WisdomTree Trust

Schedule of Investments

WisdomTree Managed Futures Strategy Fund (WTMF) (consolidated)

August 31, 2021

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 72.9%

U.S. Treasury Bills – 72.9%
0.02%, 9/16/21*	$101,000,000	$100,998,947
0.05%, 5/19/22*(a)	6,214,000	6,211,756
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $107,211,096)		107,210,703
Investments	Shares	Value

EXCHANGE-TRADED FUND – 4.1%

United States – 4.1%

WisdomTree Floating Rate Treasury Fund(b)
(Cost: $5,991,597)	238,956	5,997,796

TOTAL INVESTMENTS IN SECURITIES – 77.0% (Cost: $113,202,693)		113,208,499

Other Assets less Liabilities – 23.0%		33,792,008

NET ASSETS – 100.0%		$147,000,507
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)

All or a portion of this security is held by the broker as collateral for open futures contracts. The securities collateral posted was comprised entirely of U.S. Treasury securities having a market value of $6,211,756 as of August 31, 2021.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended August 31, 2021 were as follows:

Affiliate	Value at 8/31/2020	Purchases/ Additions	Sales/ Reductions	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2021	Dividend Income	Capital Gain Distributions
WisdomTree Floating Rate Treasury Fund	$5,069,835	$2,274,735	$1,343,226	$(1,414)	$(2,134)	$5,997,796	$1,143	$1,048

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Long Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note	79	12/21/21	$10,542,797	$(35,297)
Aluminum	44	9/13/21	2,984,300	138,638
Cattle Feeder	34	9/30/21	2,771,000	31,051
Corn	101	12/14/21	2,697,963	(94,300)
Euro Stoxx 50	237	9/17/21	11,698,436	277,724
Gasoline RBOB	31	9/30/21	2,788,754	5,859
HRW Wheat	78	12/14/21	2,776,800	34,388
Lead	47	9/13/21	2,686,050	(98,106)
Lean Hogs	77	10/14/21	2,735,040	51,660
Live Cattle	54	10/29/21	2,741,040	2,320
Natural Gas	67	9/28/21	2,932,590	155,750
Nickel	24	9/13/21	2,817,720	14,076
Nikkei 225	23	12/09/21	5,857,819	102,585
NY Harbor ULSD	31	9/30/21	2,773,520	27,993
Russell 2000 E-Mini Index	53	9/17/21	6,018,680	(76,138)
S&P 500 E-Mini Index	53	9/17/21	11,979,325	785,592
S&P/TSX 60 Index	60	9/16/21	11,679,500	361,448
Silver	21	12/29/21	2,520,630	(140,280)
Sugar No. 11	138	9/30/21	3,066,470	186,413
Tin	15	9/13/21	2,573,775	(77,550)
U.S. Dollar Index	157	9/13/21	14,543,695	(2,240)
U.S. Treasury Long Bond	65	12/21/21	10,592,969	(75,250)
Wheat	76	12/14/21	2,744,550	(11,750)
			$124,523,423	$1,564,586

See Notes to Financial Statements.

WisdomTree Trust	125

Schedule of Investments (concluded)

WisdomTree Managed Futures Strategy Fund (WTMF) (consolidated)

August 31, 2021

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2021 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$107,210,703	$—	$107,210,703
Exchange-Traded Fund	5,997,796	—	—	5,997,796
Total Investments in Securities	$5,997,796	$107,210,703	$—	$113,208,499
Financial Derivative Instruments
Futures Contracts[1]	$2,175,497	$—	$—	$2,175,497
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(610,911)	$—	$—	$(610,911)
Total – Net	$7,562,382	$107,210,703	$—	$114,773,085
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

126	WisdomTree Trust

Statements of Assets and Liabilities

WisdomTree Trust

August 31, 2021

	WisdomTree Bloomberg U.S. Dollar Bullish Fund	WisdomTree Chinese Yuan Strategy Fund	WisdomTree Emerging Currency Strategy Fund	WisdomTree Emerging Markets Corporate Bond Fund	WisdomTree Emerging Markets Local Debt Fund
ASSETS:

Investments, at cost	$135,799,184	$28,216,200	$7,975,766	$53,098,631	$134,124,404

Investment in affiliates, at cost (Note 3)	5,901,568	1,822,572	567,356	—	—

Repurchase agreements, at cost	—	12,960,000	4,000,000	—	6,860,000

Foreign currency, at cost	—	65	—	—	571,434
Investments in securities, at value[1,2] (Note 2)	135,799,767	28,216,327	7,975,802	54,246,367	124,024,070

Investment in affiliates, at value (Note 3)	5,898,500	1,822,260	567,260	—	—

Repurchase agreements, at value (Note 2)	—	12,960,000	4,000,000	—	6,860,000

Cash	813,690	118,263	92,068	704,383	306,901

Deposits at broker for futures contracts	—	—	—	102,945	—

Foreign currency, at value	—	65	—	—	578,368

Unrealized appreciation on foreign currency contracts	855,222	144,520	172,547	—	17,853

Receivables:

Investment securities sold	—	—	—	—	1,876,850

Securities lending income	—	—	—	899	—

Interest	—	22	7	591,890	2,161,847

Foreign tax reclaims	—	—	—	—	140,305

Net variation margin on futures contracts	—	—	—	8,391	—
Total Assets	143,367,179	43,261,457	12,807,684	55,654,875	135,966,194
LIABILITIES:

Unrealized depreciation on foreign currency contracts	138,445	76,809	69,521	—	225,853

Payables:

Cash collateral received for securities loaned (Note 2)	—	—	—	2,348,675	—

Investment securities purchased	—	—	—	—	764,879

Advisory fees (Note 3)	60,119	18,763	6,081	27,075	62,140

Service fees (Note 2)	536	187	50	198	499

Foreign capital gains tax	—	—	—	—	129,284
Total Liabilities	199,100	95,759	75,652	2,375,948	1,182,655
NET ASSETS	$143,168,079	$43,165,698	$12,732,032	$53,278,927	$134,783,539
NET ASSETS:

Paid-in capital	$157,903,096	$41,324,556	$60,179,387	$60,597,368	$166,441,152

Total distributable earnings (loss)	(14,735,017)	1,841,142	(47,447,355)	(7,318,441)	(31,657,613)
NET ASSETS	$143,168,079	$43,165,698	$12,732,032	$53,278,927	$134,783,539
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	5,600,000	1,550,000	700,000	700,000	4,150,000
Net asset value per share	$25.57	$27.85	$18.19	$76.11	$32.48
[1] Includes market value of securities out on loan of:	—	—	—	$3,565,545	—
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Trust	127

Statements of Assets and Liabilities (continued)

WisdomTree Trust

August 31, 2021

	WisdomTree Floating Rate Treasury Fund	WisdomTree Interest Rate Hedged High Yield Bond Fund	WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund	WisdomTree Mortgage Plus Bond Fund	WisdomTree Yield Enhanced U.S. Aggregate Bond Fund
ASSETS:

Investments, at cost	$1,086,163,211	$162,487,913	$207,203,400	$40,244,343	$1,083,750,435

Repurchase agreements, at cost	—	—	15,426,500	—	146,660,000
Investments in securities, at value[1,2] (Note 2)	1,086,453,832	167,073,900	213,111,992	40,510,572	1,102,703,043

Repurchase agreements, at value (Note 2)	—	—	15,426,500	—	146,660,000

Cash	174,489	1,188,037	500,401	13,910,943	2,738,150

Deposits at broker for futures contracts	—	931,798	3,012,175	23,527	—

Receivables:

Investment securities sold[3]	94,925,137	884,821	105,425	12,726,653	34,242,402

Due from broker for securities sold short (Note 2)	—	—	—	—	15,312,415

Due from custodian	—	209,923	—	—	—

Capital shares sold	—	—	204,283	—	—

Securities lending income	—	2,238	189	—	842

Interest	94,512	2,346,146	972,680	79,544	6,223,825

Net variation margin on futures contracts	—	51,995	214,583	1,149	—
Total Assets	1,181,647,970	172,688,858	233,548,228	67,252,388	1,307,880,677
LIABILITIES:

Securities sold short, at value[4]	—	—	—	—	15,304,998

Payables:

Cash collateral received for securities loaned (Note 2)	—	6,181,380	878,573	—	5,202,955

Investment securities purchased	88,143,834	—	17,297,217	26,483,091	198,165,211

Capital shares redeemed	6,904,141	—	—	—	—

Advisory fees (Note 3)	140,753	59,708	42,041	15,594	110,553

Service fees (Note 2)	4,129	609	804	153	4,054

Interest on securities sold short	—	—	—	—	17,837
Total Liabilities	95,192,857	6,241,697	18,218,635	26,498,838	218,805,608
NET ASSETS	$1,086,455,113	$166,447,161	$215,329,593	$40,753,550	$1,089,075,069
NET ASSETS:

Paid-in capital	$1,086,010,298	$192,353,047	$221,725,351	$40,587,416	$1,069,663,638

Total distributable earnings (loss)	444,815	(25,905,886)	(6,395,758)	166,134	19,411,431
NET ASSETS	$1,086,455,113	$166,447,161	$215,329,593	$40,753,550	$1,089,075,069
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	43,275,000	7,500,000	4,600,000	800,000	20,700,000
Net asset value per share	$25.11	$22.19	$46.81	$50.94	$52.61
[1] Includes market value of securities out on loan of:	—	$7,975,951	$1,200,542	—	$5,495,890
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).
[3] Includes market value of securities out on loan, which were sold and pending settlement, of:	—	$443,603	—	—	$22,774
[4] Securities sold short, proceeds:	—	—	—	—	$15,294,578

See Notes to Financial Statements.

128	WisdomTree Trust

Statements of Assets and Liabilities (concluded)

WisdomTree Trust

August 31, 2021

	WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	WisdomTree Alternative Income Fund	WisdomTree CBOE S&P 500 PutWrite Strategy Fund	WisdomTree Enhanced Commodity Strategy Fund (consolidated)	WisdomTree Managed Futures Strategy Fund (consolidated)
ASSETS:

Investments, at cost	$275,408,080	$10,250,428	$58,394,261	$155,582,891	$107,211,096

Investment in affiliates, at cost (Note 3)	—	—	2,865,100	8,146,461	5,991,597
Investments in securities, at value	276,377,572	10,301,997	58,394,409	155,583,829	107,210,703

Investment in affiliates, at value (Note 3)	—	—	2,870,813	8,141,762	5,997,796

Cash	145,493	8,273	2,963,387	24,637,160	34,090,254

Deposits at broker for futures contracts	—	—	—	4,891,873	—

Foreign currency, at value	—	—	—	—	757

Receivables:

Investment securities sold	36,971,820	—	—	—	—

Capital shares sold	—	6,161,013	—	4,424,038	—

Dividends	—	7,923	—	—	—

Interest	749,928	—	—	—	—
Total Assets	314,244,813	16,479,206	64,228,609	197,678,662	147,299,510
LIABILITIES:

Written options, at value[1]	—	—	265,350	—	—

Payables:

Investment securities purchased	114,422,138	6,162,290	—	3,999,963	—

Due to broker	—	—	—	—	145,787

Advisory fees (Note 3)	19,957	1,852	22,945	87,263	79,058

Service fees (Note 2)	733	16	233	—	539

Net variation margin on futures contracts	—	—	—	39,773	73,619
Total Liabilities	114,442,828	6,164,158	288,528	4,126,999	299,003
NET ASSETS	$199,801,985	$10,315,048	$63,940,081	$193,551,663	$147,000,507
NET ASSETS:

Paid-in capital	$198,603,807	$10,195,773	$74,883,814	$181,654,811	$162,254,421

Total distributable earnings (loss)	1,198,178	119,275	(10,943,733)	11,896,852	(15,253,914)
NET ASSETS	$199,801,985	$10,315,048	$63,940,081	$193,551,663	$147,000,507
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	3,900,000	400,000	1,950,000	8,750,000	3,550,000
Net asset value per share	$51.23	$25.79	$32.79	$22.12	$41.41
[1] Premiums received on written options:	—	—	$970,820	—	—

See Notes to Financial Statements.

WisdomTree Trust	129

Statements of Operations

WisdomTree Trust

For the Year Ended August 31, 2021

	WisdomTree Bloomberg U.S. Dollar Bullish Fund	WisdomTree Chinese Yuan Strategy Fund	WisdomTree Emerging Currency Strategy Fund	WisdomTree Emerging Markets Corporate Bond Fund	WisdomTree Emerging Markets Local Debt Fund
INVESTMENT INCOME:

Dividends from affiliates (Note 3)	$866	$302	$126	$—	$—

Interest[1]	42,952	16,314	6,105	1,894,566	7,356,756

Securities lending income, net (Note 2)	—	—	—	8,035	146
Total investment income	43,818	16,616	6,231	1,902,601	7,356,902
EXPENSES:

Advisory fees (Note 3)	489,531	190,341	82,364	279,758	732,105

Service fees (Note 2)	4,307	1,862	659	2,052	5,857
Total expenses	493,838	192,203	83,023	281,810	737,962
Expense waivers (Note 3)	(6,068)	(2,623)	(903)	—	—
Net expenses	487,770	189,580	82,120	281,810	737,962
Net investment income (loss)	(443,952)	(172,964)	(75,889)	1,620,791	6,618,940
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[2]	365	39	5	660,200	(5,193,163)

Investment transactions in affiliates (Note 3)	(3,198)	(400)	(91)	—	—

In-kind redemptions	—	—	—	167,741	(297,343)

Capital gain distributions from affiliates (Note 3)	822	282	148	—	—

Futures contracts	—	—	—	141,658	—

Foreign currency contracts	(2,823,672)	3,481,247	511,502	—	291,961

Foreign currency related transactions	(15)	—	—	—	88,845
Net realized gain (loss)	(2,825,698)	3,481,168	511,564	969,599	(5,109,700)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[3]	1,261	373	157	(420,395)	3,493,072

Investment transactions in affiliates (Note 3)	(2,123)	(646)	(236)	—	—

Futures contracts	—	—	—	(29,531)	—

Foreign currency contracts	1,985,485	(766,938)	74,208	—	(305,833)

Translation of assets and liabilities denominated in foreign currencies	—	(1)	—	—	15,511
Net increase (decrease) in unrealized appreciation/depreciation	1,984,623	(767,212)	74,129	(449,926)	3,202,750
Net realized and unrealized gain (loss) on investments	(841,075)	2,713,956	585,693	519,673	(1,906,950)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,285,027)	$2,540,992	$509,804	$2,140,464	$4,711,990
[1] Net of foreign withholding tax of:	—	—	—	$1,763	$189,487
[2] Net of foreign capital gains tax of:	—	—	—	—	$27,382
[3] Includes net increase (decrease) in accrued foreign capital gain taxes of:	—	—	—	—	$5,659

See Notes to Financial Statements.

130	WisdomTree Trust

Statements of Operations (continued)

WisdomTree Trust

For the Year Ended August 31, 2021

	WisdomTree Floating Rate Treasury Fund	WisdomTree Interest Rate Hedged High Yield Bond Fund	WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund	WisdomTree Mortgage Plus Bond Fund	WisdomTree Yield Enhanced U.S. Aggregate Bond Fund
INVESTMENT INCOME:

Interest	$1,609,384	$6,504,475	$2,314,929	$467,968	$20,217,729

Securities lending income, net (Note 2)	—	27,226	1,647	—	10,334
Total investment income	1,609,384	6,531,701	2,316,576	467,968	20,228,063
EXPENSES:

Advisory fees (Note 3)	1,791,611	581,510	312,725	158,008	1,742,686

Service fees (Note 2)	52,554	5,950	5,983	1,546	51,310
Total expenses	1,844,165	587,460	318,708	159,554	1,793,996
Expense waivers (Note 3)	—	—	—	—	(343,335)
Net expenses	1,844,165	587,460	318,708	159,554	1,450,661
Net investment income (loss)	(234,781)	5,944,241	1,997,868	308,414	18,777,402
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	1,157,128	230,165	396,108	70,621	6,526,033

In-kind redemptions	539,869	3,435,561	896,000	—	6,414,222

Futures contracts	—	700,661	(451,575)	133,841	—

Securities sold short	—	—	169	—	(1,556)
Net realized gain	1,696,997	4,366,387	840,702	204,462	12,938,699
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(1,459,432)	492,837	(1,104,886)	(166,487)	(32,412,889)

Futures contracts	—	(262,936)	(374,340)	(16,127)	—

Securities sold short	—	—	137	—	(9,776)
Net increase (decrease) in unrealized appreciation/depreciation	(1,459,432)	229,901	(1,479,089)	(182,614)	(32,422,665)
Net realized and unrealized gain (loss) on investments	237,565	4,596,288	(638,387)	21,848	(19,483,966)
Net increase from payment by affiliate (Note 3)	—	53,005	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,784	$10,593,534	$1,359,481	$330,262	$(706,564)

See Notes to Financial Statements.

WisdomTree Trust	131

Statements of Operations (continued)

WisdomTree Trust

For the Year or Period Ended August 31, 2021 (except where noted)

				WisdomTree Enhanced Commodity Strategy Fund (consolidated)[2]
	WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	WisdomTree Alternative Income Fund[1]	WisdomTree CBOE S&P 500 PutWrite Strategy Fund	For the Period December 19, 2020 through August 31, 2021	For the Period January 1, 2020 through December 18, 2020
INVESTMENT INCOME:

Dividends	$—	$66,770	$—	$—	$—

Dividends from affiliates (Note 3)	—	—	1,157	162	—

Interest	1,760,090	—	50,694	31,628	478,451

Non-cash dividends	—	2,847	—	—	—
Total investment income	1,760,090	69,617	51,851	31,790	478,451
EXPENSES:

Advisory fees (Note 3)	227,741	5,910	429,329	608,698	711,393

Service fees (Note 2)	7,079	52	4,293	4,870	—
Total expenses	234,820	5,962	433,622	613,568	711,393
Expense waivers (Note 3)	(34,676)	—	(6,427)	(7,269)	(83,693)
Net expenses	200,144	5,962	427,195	606,299	627,700
Net investment income (loss)	1,559,946	63,655	(375,344)	(574,509)	(149,249)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	208,942	3,938	(8,628)	1,000	14,441

Investment transactions in affiliates (Note 3)	—	—	5,467	(1,388)	—

In-kind redemptions	1,451,813	13,363	—	—	—

Capital gain distributions from affiliates (Note 3)	—	—	999	—	—

Futures contracts	(400)	—	—	11,589,626	1,642,503

Written options	—	—	22,767,275	—	—
Net realized gain	1,660,355	17,301	22,765,113	11,589,238	1,656,944
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(2,119,466)	51,569	2,225	938	(10,304)

Investment transactions in affiliates (Note 3)	—	—	(7,933)	(4,699)	—

Futures contracts	586	—	—	10,248,776	(6,162,155)

Written options	—	—	(522,269)	—	—
Net increase (decrease) in unrealized appreciation/depreciation	(2,118,880)	51,569	(527,977)	10,245,015	(6,172,459)
Net realized and unrealized gain (loss) on investments	(458,525)	68,870	22,237,136	21,834,253	(4,515,515)
Net increase from payment by affiliate (Note 3)	—	—	—	6,934	13,626
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,101,421	$132,525	$21,861,792	$21,266,678	$(4,651,138)
[1] For the period May 6, 2021 (commencement of operations) through August 31, 2021.

[2] After the close of business on December 18, 2020, the WisdomTree Continuous Commodity Index Fund (the “Predecessor Fund”), a commodity pool that was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), was reorganized into the WisdomTree Enhanced Commodity Strategy Fund (the “Successor Fund”), an investment company registered under the 1940 Act. The Successor Fund adopted the financial information for the Predecessor Fund. Accordingly, information presented prior to the close of business on December 18, 2020 is that of the Predecessor Fund prior to the reorganization into a regulated investment company under the 1940 Act.

See Notes to Financial Statements.

132	WisdomTree Trust

Statements of Operations (concluded)

WisdomTree Trust

For the Year Ended August 31, 2021

WisdomTree Managed Futures Strategy Fund (consolidated)
INVESTMENT INCOME:

Dividends from affiliates (Note 3)	$1,143

Interest	53,495
Total investment income	54,638
EXPENSES:

Advisory fees (Note 3)	844,296

Service fees (Note 2)	5,461
Total expenses	849,757
Expense waivers (Note 3)	(45,687)
Net expenses	804,070
Net investment loss	(749,432)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	25

Investment transactions in affiliates (Note 3)	(1,414)

Capital gain distributions from affiliates (Note 3)	1,048

Futures contracts	19,178,971

Foreign currency contracts	102,816

Foreign currency related transactions	125
Net realized gain	19,281,571
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(163)

Investment transactions in affiliates (Note 3)	(2,134)

Futures contracts	1,301,502

Foreign currency contracts	(53,425)

Translation of assets and liabilities denominated in foreign currencies	757
Net increase in unrealized appreciation/depreciation	1,246,537
Net realized and unrealized gain on investments	20,528,108
Net increase from payment by affiliate (Note 3)	1,478
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,780,154

See Notes to Financial Statements.

WisdomTree Trust	133

Statements of Changes in Net Assets

WisdomTree Trust

	WisdomTree Bloomberg U.S. Dollar Bullish Fund		WisdomTree Chinese Yuan Strategy Fund		WisdomTree Emerging Currency Strategy Fund

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$(443,952)	$136,271	$(172,964)	$150,972	$(75,889)	$106,267

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	(2,825,698)	(3,200,565)	3,481,168	(415,447)	511,564	(1,110,629)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	1,984,623	(1,553,432)	(767,212)	1,782,332	74,129	712,729
Net increase (decrease) in net assets resulting from operations	(1,285,027)	(4,617,726)	2,540,992	1,517,857	509,804	(291,633)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(526,430)	(1,101,951)	(150,971)	(535,878)	(106,263)	(352,930)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	153,829,112	234,606,294	30,039,799	—	9,013,146	—

Cost of shares redeemed	(92,800,455)	(189,909,518)	(13,771,152)	(2,519,020)	(7,216,742)	(8,832,378)
Net increase (decrease) in net assets resulting from capital share transactions	61,028,657	44,696,776	16,268,647	(2,519,020)	1,796,404	(8,832,378)
Net Increase (Decrease) in Net Assets	59,217,200	38,977,099	18,658,668	(1,537,041)	2,199,945	(9,476,941)
NET ASSETS:

Beginning of year	$83,950,879	$44,973,780	$24,507,030	$26,044,071	$10,532,087	$20,009,028

End of year	$143,168,079	$83,950,879	$43,165,698	$24,507,030	$12,732,032	$10,532,087
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	3,200,000	1,600,000	950,000	1,050,000	600,000	1,100,000

Shares created	6,050,000	8,350,000	1,100,000	—	500,000	—

Shares redeemed	(3,650,000)	(6,750,000)	(500,000)	(100,000)	(400,000)	(500,000)
Shares outstanding, end of year	5,600,000	3,200,000	1,550,000	950,000	700,000	600,000

See Notes to Financial Statements.

134	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Emerging Markets Corporate Bond Fund		WisdomTree Emerging Markets Local Debt Fund		WisdomTree Floating Rate Treasury Fund

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$1,620,791	$1,356,943	$6,618,940	$9,009,643	$(234,781)	$16,052,845

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	969,599	(325,614)	(5,109,700)	(20,937,023)	1,696,997	1,929,606

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(449,926)	254,225	3,202,750	10,111,423	(1,459,432)	3,008,156
Net increase (decrease) in net assets resulting from operations	2,140,464	1,285,554	4,711,990	(1,815,957)	2,784	20,990,607
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(1,598,500)	(1,368,000)	(2,002,000)	(3,300,000)	(570,446)	(16,637,462)

Tax return of capital	—	—	(4,188,000)	(5,048,500)	—	—
Total distributions to shareholders	(1,598,500)	(1,368,000)	(6,190,000)	(8,348,500)	(570,446)	(16,637,462)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	30,620,672	—	25,096,209	—	367,233,859	559,326,304

Cost of shares redeemed	(7,539,093)	(6,624,034)	(16,353,201)	(58,099,951)	(772,150,883)	(724,101,028)
Net increase (decrease) in net assets resulting from capital share transactions	23,081,579	(6,624,034)	8,743,008	(58,099,951)	(404,917,024)	(164,774,724)
Net Increase (Decrease) in Net Assets	23,623,543	(6,706,480)	7,264,998	(68,264,408)	(405,484,686)	(160,421,579)
NET ASSETS:

Beginning of year	$29,655,384	$36,361,864	$127,518,541	$195,782,949	$1,491,939,799	$1,652,361,378

End of year	$53,278,927	$29,655,384	$134,783,539	$127,518,541	$1,086,455,113	$1,491,939,799
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	400,000	500,000	3,900,000	5,700,000	59,400,000	65,950,000

Shares created	400,000	—	750,000	—	14,625,000	22,300,000

Shares redeemed	(100,000)	(100,000)	(500,000)	(1,800,000)	(30,750,000)	(28,850,000)
Shares outstanding, end of year	700,000	400,000	4,150,000	3,900,000	43,275,000	59,400,000

See Notes to Financial Statements.

WisdomTree Trust	135

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Interest Rate Hedged High Yield Bond Fund		WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund		WisdomTree Mortgage Plus Bond Fund

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2021	For the Period November 14, 2019* through August 31, 2020
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$5,944,241	$9,902,432	$1,997,868	$2,036,987	$308,414	$281,918

Net realized gain (loss) on investments, futures contracts and securities sold short	4,366,387	(24,248,806)	840,702	(3,318,919)	204,462	302,893

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts and securities sold short	229,901	5,306,785	(1,479,089)	2,143,832	(182,614)	442,722

Net increase from payment by affiliate	53,005	—	—	—	—	—
Net increase (decrease) in net assets resulting from operations	10,593,534	(9,039,589)	1,359,481	861,900	330,262	1,027,533
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(5,948,000)	(9,953,950)	(2,402,000)	(2,155,990)	(825,209)	(366,452)

Tax return of capital	—	—	—	—	(3,401)	—
Total distributions to shareholders	(5,948,000)	(9,953,950)	(2,402,000)	(2,155,990)	(828,610)	(366,452)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	94,738,737	6,894,337	145,849,677	32,755,346	10,265,975	30,324,844

Cost of shares redeemed	(61,314,239)	(106,989,172)	(23,565,595)	(13,710,340)	(102)	—
Net increase (decrease) in net assets resulting from capital share transactions	33,424,498	(100,094,835)	122,284,082	19,045,006	10,265,873	30,324,844
Net Increase (Decrease) in Net Assets	38,070,032	(119,088,374)	121,241,563	17,750,916	9,767,525	30,985,925
NET ASSETS:

Beginning of period	$128,377,129	$247,465,503	$94,088,030	$76,337,114	$30,986,025	$100

End of period	$166,447,161	$128,377,129	$215,329,593	$94,088,030	$40,753,550	$30,986,025
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	6,000,000	10,700,000	2,000,000	1,600,000	600,002	2

Shares created	4,300,000	300,000	3,100,000	700,000	200,000	600,000

Shares redeemed	(2,800,000)	(5,000,000)	(500,000)	(300,000)	(2)	—
Shares outstanding, end of period	7,500,000	6,000,000	4,600,000	2,000,000	800,000	600,002
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

See Notes to Financial Statements.

136	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Yield Enhanced U.S. Aggregate Bond Fund		WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund		WisdomTree Alternative Income Fund

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Period May 6, 2021* through August 31, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$18,777,402	$26,705,132	$1,559,946	$2,101,230	$63,655

Net realized gain on investments, futures contracts and securities sold short	12,938,699	17,156,980	1,660,355	958,297	17,301

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts and securities sold short	(32,422,665)	8,440,085	(2,118,880)	809,003	51,569
Net increase (decrease) in net assets resulting from operations	(706,564)	52,302,197	1,101,421	3,868,530	132,525
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(31,052,127)	(29,771,450)	(2,117,289)	(2,124,600)	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	132,305,854	758,734,591	128,299,583	51,149,463	10,694,617

Cost of shares redeemed	(327,328,491)	(345,601,912)	(41,010,874)	(30,416,013)	(512,194)
Net increase (decrease) in net assets resulting from capital share transactions	(195,022,637)	413,132,679	87,288,709	20,733,450	10,182,423
Net Increase (Decrease) in Net Assets	(226,781,328)	435,663,426	86,272,841	22,477,380	10,314,948
NET ASSETS:

Beginning of period	$1,315,856,397	$880,192,971	$113,529,144	$91,051,764	$100

End of period	$1,089,075,069	$1,315,856,397	$199,801,985	$113,529,144	$10,315,048
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	24,400,000	16,700,000	2,200,000	1,800,000	4

Shares created	2,500,000	14,300,000	2,500,000	1,000,000	420,000

Shares redeemed	(6,200,000)	(6,600,000)	(800,000)	(600,000)	(20,004)
Shares outstanding, end of period	20,700,000	24,400,000	3,900,000	2,200,000	400,000
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

See Notes to Financial Statements.

WisdomTree Trust	137

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree CBOE S&P 500 PutWrite Strategy Fund		WisdomTree Enhanced Commodity Strategy Fund (consolidated)[1]

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Period December 19, 2020 through August 31, 2021	For the Period January 1, 2020 through December 18, 2020	For the Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$(375,344)	$1,532,239	$(574,509)	$(149,249)	$1,747,917

Net realized gain (loss) on investments, futures contracts and written options	22,765,113	(14,965,883)	11,589,238	1,656,944	(5,894,771)

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts and written options	(527,977)	(778,833)	10,245,015	(6,172,459)	13,728,495

Net increase from payment by affiliate	—	—	6,934	13,626	—
Net increase (decrease) in net assets resulting from operations	21,861,792	(14,212,477)	21,266,678	(4,651,138)	9,581,641
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(1,532,213)	(3,011,616)	—	—	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	7,868,162	21,298,290	95,736,950	29,910,736	18,530,911

Cost of shares redeemed	(81,482,203)	(98,199,850)	(22,784,541)	(53,762,865)	(55,131,710)
Net increase (decrease) in net assets resulting from capital share transactions	(73,614,041)	(76,901,560)	72,952,409	(23,852,129)	(36,600,799)
Net Increase (Decrease) in Net Assets	(53,284,462)	(94,125,653)	94,219,087	(28,503,267)	(27,019,158)
NET ASSETS:

Beginning of period	$117,224,543	$211,350,196	$99,332,576	$127,835,843	$154,855,001

End of period	$63,940,081	$117,224,543	$193,551,663	$99,332,576	$127,835,843
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	4,400,000	7,700,000	5,300,050	6,800,050	8,850,050

Shares created	250,000	800,000	4,500,000	1,600,000	1,050,000

Shares redeemed	(2,700,000)	(4,100,000)	(1,050,050)	(3,100,000)	(3,100,000)
Shares outstanding, end of period	1,950,000	4,400,000	8,750,000	5,300,050	6,800,050
[1]

After the close of business on December 18, 2020, the WisdomTree Continuous Commodity Index Fund (the “Predecessor Fund”), a commodity pool that was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), was reorganized into the WisdomTree Enhanced Commodity Strategy Fund (the “Successor Fund”), an investment company registered under the 1940 Act. The Successor Fund adopted the financial information for the Predecessor Fund. Accordingly, information presented prior to the close of business on December 18, 2020 is that of the Predecessor Fund prior to the reorganization into a regulated investment company under the 1940 Act.

See Notes to Financial Statements.

138	WisdomTree Trust

Statements of Changes in Net Assets (concluded)

WisdomTree Trust

	WisdomTree Managed Futures Strategy Fund (consolidated)

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$(749,432)	$656,894

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	19,281,571	(7,553,718)

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	1,246,537	(6,941,998)

Net increase from payment by affiliate	1,478	—
Net increase (decrease) in net assets resulting from operations	19,780,154	(13,838,822)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(535,804)	(2,475,949)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	55,450,686	26,370,052

Cost of shares redeemed	(40,687,188)	(113,937,192)
Net increase (decrease) in net assets resulting from capital share transactions	14,763,498	(87,567,140)
Net Increase (Decrease) in Net Assets	34,007,848	(103,881,911)
NET ASSETS:

Beginning of year	$112,992,659	$216,874,570

End of year	$147,000,507	$112,992,659
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	3,200,000	5,550,000

Shares created	1,400,000	750,000

Shares redeemed	(1,050,000)	(3,100,000)
Shares outstanding, end of year	3,550,000	3,200,000

See Notes to Financial Statements.

WisdomTree Trust	139

Financial Highlights

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Bloomberg U.S. Dollar Bullish Fund	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Net asset value, beginning of year	$26.23	$28.11	$26.73	$25.64	$26.34
Investment operations:

Net investment income (loss)[1]	(0.12)	0.05	0.47	0.21	0.00[2]

Net realized and unrealized gain (loss)	(0.37)	(1.11)	1.15	0.88 ^	(0.70)
Total from investment operations	(0.49)	(1.06)	1.62	1.09	(0.70)
Dividends to shareholders:

Net investment income	(0.17)	(0.82)	(0.24)	—	—
Net asset value, end of year	$25.57	$26.23	$28.11	$26.73	$25.64

TOTAL RETURN[3]	(1.85)%	(3.87)%	6.09%	4.25%[4]	(2.66)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$143,168	$83,951	$44,974	$90,884	$138,462

Ratios to average net assets of:

Expenses	0.50%[5,6]	0.50%[5,6]	0.50%[5,6]	0.50%[5,6]	0.50%

Net investment income (loss)	(0.45)%[6]	0.19%[6]	1.71%[6]	0.83%[6]	0.00%[7]
Portfolio turnover rate[8]	55%[9]	266%[9]	23%[9]	0%	0%

WisdomTree Chinese Yuan Strategy Fund	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Net asset value, beginning of year	$25.80	$24.80	$25.49	$25.54	$24.42
Investment operations:

Net investment income (loss)[1]	(0.11)	0.15	0.47	0.24	0.02

Net realized and unrealized gain (loss)	2.27	1.36	(0.87)	(0.29)	1.10
Total from investment operations	2.16	1.51	(0.40)	(0.05)	1.12
Dividends to shareholders:

Net investment income	(0.11)	(0.51)	(0.29)	—	—
Net asset value, end of year	$27.85	$25.80	$24.80	$25.49	$25.54

TOTAL RETURN[3]	8.39%	6.16%	(1.59)%	(0.20)%	4.59%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$43,166	$24,507	$26,044	$31,861	$38,312

Ratios to average net assets of:

Expenses	0.45%[5,6]	0.45%[5,6]	0.45%[5,6]	0.45%[5,6]	0.45%

Net investment income (loss)	(0.41)%[6]	0.60%[6]	1.82%[6]	0.92%[6]	0.09%
Portfolio turnover rate[8]	25%[10]	0%	0%	0%	0%

^

Includes a voluntary reimbursement from the sub-advisor of less than $0.01 per share for investment losses on certain foreign currency contract transactions during the fiscal year ended August 31, 2018.

[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign currency contract transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged.

[5]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[6]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[7]	Amount represents less than 0.005%.

[8]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[9]

During the fiscal years ended August 31, 2021, August 31, 2020 and August 31, 2019, the Fund invested in the WisdomTree Floating Rate Treasury Fund which is considered a long term security for purposes of computing the portfolio turnover rate. During the fiscal years ended August 31, 2021, August 31, 2020 and August 31, 2019, the WisdomTree Floating Rate Fund was the only long-term security held or transacted in the portfolio, as a result, the variability in the portfolio turnover was primarily driven by the transaction activity during the fiscal year for this security only (see the “Investment in Affiliates” supplementary table included in the Schedule of Investments for transaction activity related to this security for the current fiscal year).

[10]

During the fiscal year ended August 31, 2021, the Fund invested in the WisdomTree Floating Rate Treasury Fund which is considered a long term security for purposes of computing the portfolio turnover rate. During the fiscal year ended August 31, 2021, the WisdomTree Floating Rate Fund was the only long-term security held or transacted in the portfolio, as a result, the variability in the portfolio turnover was primarily driven by the transaction activity during the fiscal year for this security only (see the “Investment in Affiliates” supplementary table included in the Schedule of Investments for transaction activity related to this security for the current fiscal year).

See Notes to Financial Statements.

140	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Currency Strategy Fund	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Net asset value, beginning of year	$17.55	$18.19	$17.97	$19.14	$17.97
Investment operations:

Net investment income (loss)[1]	(0.09)	0.12	0.31	0.16	0.00[2]

Net realized and unrealized gain (loss)	0.85	(0.41)	0.25	(1.33)	1.17
Total from investment operations	0.76	(0.29)	0.56	(1.17)	1.17
Dividends to shareholders:

Net investment income	(0.12)	(0.35)	(0.34)	—	—
Net asset value, end of year	$18.19	$17.55	$18.19	$17.97	$19.14

TOTAL RETURN[3]	4.31%	(1.68)%	3.12%	(6.11)%	6.51%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$12,732	$10,532	$20,009	$28,746	$49,755

Ratios to average net assets of:

Expenses	0.55%[4,5]	0.55%[4,5]	0.55%[4,5]	0.55%[4,5]	0.55%

Net investment income (loss)	(0.51)%[5]	0.65%[5]	1.68%[5]	0.82%[5]	0.01%
Portfolio turnover rate[6]	26%[7]	0%	0%	0%	0%

WisdomTree Emerging Markets Corporate Bond Fund	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Net asset value, beginning of year	$74.14	$72.72	$68.58	$72.91	$71.93
Investment operations:

Net investment income[1]	2.63	2.99	3.00	2.84	2.87

Net realized and unrealized gain (loss)	1.94	1.47[8]	4.17	(4.30)	0.98
Total from investment operations	4.57	4.46	7.17	(1.46)	3.85
Dividends to shareholders:

Net investment income	(2.60)	(3.04)	(3.03)	(2.87)	(2.87)
Net asset value, end of year	$76.11	$74.14	$72.72	$68.58	$72.91

TOTAL RETURN[3]	6.26%	6.37%	10.69%	(2.08)%	5.51%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$53,279	$29,655	$36,362	$41,150	$51,035

Ratios to average net assets of:

Expenses	0.60%	0.60%	0.60%	0.60%	0.60%

Net investment income	3.48%	4.13%	4.26%	3.96%	4.03%
Portfolio turnover rate[6]	56%	43%	54%	132%	36%

[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree Emerging Currency Strategy Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[6]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[7]

During the fiscal year ended August 31, 2021, the Fund invested in the WisdomTree Floating Rate Treasury Fund which is considered a long term security for purposes of computing the portfolio turnover rate. During the fiscal year ended August 31, 2021, the WisdomTree Floating Rate Fund was the only long-term security held or transacted in the portfolio, as a result, the variability in the portfolio turnover was primarily driven by the transaction activity during the fiscal year for this security only (see the “Investment in Affiliates” supplementary table included in the Schedule of Investments for transaction activity related to this security for the current fiscal year).

[8]

The amount of net realized and unrealized gain per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

See Notes to Financial Statements.

WisdomTree Trust	141

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Local Debt Fund	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Net asset value, beginning of year	$32.70	$34.35	$32.47	$38.92	$37.59
Investment operations:

Net investment income[1]	1.64	1.83	1.96	2.15	2.07

Net realized and unrealized gain (loss)	(0.33)	(1.76)[2]	1.72	(6.48)	1.00
Total from investment operations	1.31	0.07	3.68	(4.33)	3.07
Dividends and distributions to shareholders:

Net investment income	(0.52)	(0.60)	(0.82)	(2.06)	(0.82)

Tax return of capital	(1.01)	(1.12)	(0.98)	(0.06)	(0.92)
Total dividends and distributions to shareholders	(1.53)	(1.72)	(1.80)	(2.12)	(1.74)
Net asset value, end of year	$32.48	$32.70	$34.35	$32.47	$38.92

TOTAL RETURN[3]	4.06%	0.20%	11.54%	(11.66)%	8.46%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$134,784	$127,519	$195,783	$172,083	$256,851

Ratios to average net assets of:

Expenses	0.55%	0.55%	0.55%	0.55%	0.55%

Net investment income	4.97%	5.42%	5.77%	5.71%	5.51%
Portfolio turnover rate[4]	31%	29%	27%	44%	39%

WisdomTree Floating Rate Treasury Fund	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Net asset value, beginning of year	$25.12	$25.05	$25.07	$25.07	$25.03
Investment operations:

Net investment income (loss)[1]	(0.00)[5]	0.24	0.56	0.45	0.17

Net realized and unrealized gain (loss)	0.01	0.07	(0.05)	(0.07)	0.04
Total from investment operations	0.01	0.31	0.51	0.38	0.21
Dividends and distributions to shareholders:

Net investment income	(0.01)	(0.24)	(0.53)	(0.35)	(0.17)

Capital gains	(0.01)	—	—	(0.03)	—
Total dividends and distributions to shareholders	(0.02)	(0.24)	(0.53)	(0.38)	(0.17)
Net asset value, end of year	$25.11	$25.12	$25.05	$25.07	$25.07

TOTAL RETURN[3]	0.00%[6]	1.26%	2.06%	1.53%	0.85%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$1,086,455	$1,491,940	$1,652,361	$272,044	$1,254

Ratios to average net assets of:

Expenses, net of expense waivers	0.15%	0.15%	0.15%	0.15%	0.15%

Expenses, prior to expense waivers	0.15%	0.15%	0.15%	0.17%	0.20%

Net investment income (loss)	(0.02)%	0.95%	2.22%	1.83%	0.68%
Portfolio turnover rate[4]	147%	163%	170%	170%	160%

[1]	Based on average shares outstanding.

[2]

The amount of net realized and unrealized loss per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree Floating Rate Treasury Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	Amount represents less than $0.005.

[6]	Amount represents less than 0.005%.

See Notes to Financial Statements.

142	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Interest Rate Hedged High Yield Bond Fund	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Net asset value, beginning of year	$21.40	$23.13	$24.07	$23.91	$23.39
Investment operations:

Net investment income[1]	0.96	1.20	1.30	1.23	1.24

Net realized and unrealized gain (loss)	0.78	(1.73)	(0.91)	0.10	0.53

Net increase from payment by affiliate	0.01	—	—	—	—
Total from investment operations	1.75	(0.53)	0.39	1.33	1.77
Dividends and distributions to shareholders:

Net investment income	(0.96)	(1.20)	(1.30)	(1.17)	(1.25)

Capital gains	—	—	(0.03)	—	—
Total dividends and distributions to shareholders	(0.96)	(1.20)	(1.33)	(1.17)	(1.25)
Net asset value, end of year	$22.19	$21.40	$23.13	$24.07	$23.91

TOTAL RETURN[2]	8.33%[3]	(2.26)%	1.68%	5.68%	7.73%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$166,447	$128,377	$247,466	$262,332	$54,997

Ratios to average net assets of:

Expenses	0.43%	0.43%	0.43%	0.43%	0.43%

Net investment income	4.40%	5.43%	5.52%	5.14%	5.19%
Portfolio turnover rate[4]	40%	101%[5,6]	61%	60%	57%

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Net asset value, beginning of year	$47.04	$47.71	$47.82	$47.89	$48.01
Investment operations:

Net investment income[1]	0.69	1.11	1.36	1.18	0.95

Net realized and unrealized loss	(0.06)	(0.60)	(0.10)	(0.07)	(0.03)
Total from investment operations	0.63	0.51	1.26	1.11	0.92
Dividends to shareholders:

Net investment income	(0.86)	(1.18)	(1.37)	(1.18)	(1.04)
Net asset value, end of year	$46.81	$47.04	$47.71	$47.82	$47.89

TOTAL RETURN[2]	1.34%	1.08%	2.69%	2.35%	1.93%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$215,330	$94,088	$76,337	$52,606	$23,945

Ratios to average net assets of:

Expenses	0.23%	0.23%	0.23%	0.23%	0.23%

Net investment income	1.47%	2.36%	2.86%	2.46%	1.99%
Portfolio turnover rate[4,7]	81%	70%	39%	81%	187%

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

[3]

Includes a voluntary reimbursement from the sub-advisor for an operational error that resulted in investment transaction losses. Excluding the voluntary reimbursement, total return would have been 0.05% lower (Note 3).

[4]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	The increase in the portfolio turnover rate was primarily a result of the change in investment objective and strategy on June 1, 2020.

[6]	On June 4, 2020, Voya Investment Management Co., LLC replaced Mellon Investments Corporation as sub-advisor to the Fund.

[7]

The portfolio turnover rates excluding TBA roll transactions for the years ended August 31, 2021, August 31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017 were 23%, 33%, 12%, 28% and 45%, respectively.

See Notes to Financial Statements.

WisdomTree Trust	143

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Mortgage Plus Bond Fund				For the Year Ended August 31, 2021	For the Period November 14, 2019* through August 31, 2020
Net asset value, beginning of period				$51.64	$50.26
Investment operations:

Net investment income[1]				0.45	0.66

Net realized and unrealized gain				0.06	1.55
Total from investment operations				0.51	2.21
Dividends and distributions to shareholders:

Net investment income				(0.88)	(0.83)

Capital gains				(0.32)	—

Tax return of capital				(0.01)	—
Total dividends and distributions to shareholders				(1.21)	(0.83)
Net asset value, end of period				$50.94	$51.64

TOTAL RETURN[2]				0.99%	4.45%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)				$40,754	$30,986

Ratios to average net assets of:

Expenses				0.45%	0.45%[3]

Net investment income				0.88%	1.64%[3]
Portfolio turnover rate[4,5]				430%	278%

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Net asset value, beginning of year	$53.93	$52.71	$48.68	$50.94	$52.04
Investment operations:

Net investment income[1]	0.85	1.28	1.61	1.53	1.35

Net realized and unrealized gain (loss)	(0.76)	1.38	4.05	(2.26)	(0.85)
Total from investment operations	0.09 ^	2.66	5.66	(0.73)	0.50
Dividends and distributions to shareholders:

Net investment income	(1.14)	(1.44)	(1.63)	(1.53)	(1.38)

Capital gains	(0.27)	—	—	—	(0.22)
Total dividends and distributions to shareholders	(1.41)	(1.44)	(1.63)	(1.53)	(1.60)
Net asset value, end of year	$52.61	$53.93	$52.71	$48.68	$50.94

TOTAL RETURN[2]	0.18%	5.14%	11.92%	(1.44)%	1.05%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$1,089,075	$1,315,856	$880,193	$418,662	$168,105

Ratios to average net assets of:

Expenses, net of expense waivers	0.12%[6]	0.12%	0.12%	0.12%	0.12%

Expenses, prior to expense waivers	0.15%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.61%	2.43%	3.25%	3.10%	2.69%
Portfolio turnover rate[4,7]	148%	88%	54%	82%	134%

*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

^

The total from investment operations per share does not correspond with the amount reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree Yield Enhanced U.S. Aggregate Bond Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	The portfolio turnover rates excluding TBA roll transactions for the periods ended August 31, 2021 and August 31, 2020 were 47% and 70%, respectively.

[6]

The investment advisor had contractually agreed to limit the advisory fee to 0.12% through December 31, 2020. On December 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.12%.

[7]

The portfolio turnover rates excluding TBA roll transactions for the years ended August 31, 2021, August 31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017, were 41%, 65%, 44%, 38% and 59%, respectively.

See Notes to Financial Statements.

144	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Period May 18, 2017* through August 31, 2017
Net asset value, beginning of period	$51.60	$50.58	$48.88	$50.25	$50.06
Investment operations:

Net investment income[1]	0.50	1.19	1.40	1.17	0.26

Net realized and unrealized gain (loss)	(0.14)	1.05	1.69	(1.41)	0.17
Total from investment operations	0.36	2.24	3.09	(0.24)	0.43
Dividends and distributions to shareholders:

Net investment income	(0.51)	(1.22)	(1.39)	(1.07)	(0.24)

Capital gains	(0.22)	—	—	(0.06)	—
Total dividends and distributions to shareholders	(0.73)	(1.22)	(1.39)	(1.13)	(0.24)
Net asset value, end of period	$51.23	$51.60	$50.58	$48.88	$50.25

TOTAL RETURN[2]	0.69%	4.51%	6.43%	(0.47)%	0.86%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$199,802	$113,529	$91,052	$39,104	$5,025

Ratios to average net assets of:

Expenses, net of expense waivers	0.12%[3]	0.12%	0.12%	0.12%	0.12%[4]

Expenses, prior to expense waivers	0.15%	0.20%	0.20%	0.20%	0.20%[4]

Net investment income	0.97%	2.34%	2.83%	2.40%	1.76%[4]
Portfolio turnover rate[5,6]	224%	106%	49%	177%	44%

WisdomTree Alternative Income Fund					For the Period May 6, 2021* through August 31, 2021
Net asset value, beginning of period					$24.96
Investment operations:

Net investment income[1]					0.43

Net realized and unrealized gain					0.40
Total from investment operations					0.83
Net asset value, end of period					$25.79

TOTAL RETURN[2]					3.33%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)					$10,315

Ratios to average net assets[7] of:

Expenses					0.50%[4]

Net investment income					5.39%[4]
Portfolio turnover rate[5]					2%

*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]

The investment advisor had contractually agreed to limit the advisory fee to 0.12% through December 31, 2020. On December 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.12%.

[4]	Annualized.

[5]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]

The portfolio turnover rates excluding TBA roll transactions for the periods ended August 31, 2021, August 31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017 were 49%, 46%, 24%, 120% and 22%, respectively.

[7]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

See Notes to Financial Statements.

WisdomTree Trust	145

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree CBOE S&P 500 PutWrite Strategy Fund	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Net asset value, beginning of year	$26.64	$27.45	$30.57	$29.23	$27.05
Investment operations:

Net investment income (loss)[1]	(0.11)	0.24	0.49	0.22	0.06

Net realized and unrealized gain (loss)	6.67	(0.63)[2]	(1.96)	2.15	2.74
Total from investment operations	6.56	(0.39)	(1.47)	2.37	2.80
Dividends and distributions to shareholders:

Net investment income	(0.41)	(0.42)	(0.25)	(0.06)	—

Capital gains	—	—	(1.40)	(0.97)	(0.62)
Total dividends and distributions to shareholders	(0.41)	(0.42)	(1.65)	(1.03)	(0.62)
Net asset value, end of year	$32.79	$26.64	$27.45	$30.57	$29.23

TOTAL RETURN[3]	24.87%	(1.52)%	(4.72)%	8.28%	10.52%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$63,940	$117,225	$211,350	$238,434	$204,635

Ratios to average net assets of:

Expenses, net of expense waivers	0.44%[4]	0.41%[4]	0.38%	0.38%	0.38%

Expenses, prior to expense waivers	0.44%[4]	0.44%[4]	0.44%	0.44%	0.44%

Net investment income (loss)	(0.38)%[4]	0.90%[4]	1.78%	0.76%	0.21%
Portfolio turnover rate[5]	18%[6]	72%[6]	0%	0%	0%

[1]	Based on average shares outstanding.

[2]

The amount of net realized and unrealized loss per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[5]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]

During the fiscal years ended August 31, 2021 and August 31, 2020, the Fund invested in the WisdomTree Floating Rate Treasury Fund which is considered a long-term security for purposes of computing the portfolio turnover rate. During the fiscal years ended August 31, 2021 and August 31, 2020, the WisdomTree Floating Rate Treasury Fund was the only long-term security held or transacted in the portfolio, as a result, the variability in the portfolio turnover rate was primarily driven by the transaction activity during the fiscal year for this security only (see the “Investment in Affiliates” supplementary table included in the Schedule of Investments for transaction activity related to this security for the current fiscal year).

See Notes to Financial Statements.

146	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

	Post-Reorganization	Pre-Reorganization
WisdomTree Enhanced Commodity Strategy Fund (consolidated)^	For the Period December 19, 2020 through August 31, 2021	For the Period January 1, 2020 through December 18, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net asset value, beginning of period	$18.74	$18.80	$17.50	$19.25	$19.35	$18.56
Investment operations:

Net investment income (loss)[1]	(0.08)	(0.03)	0.23	0.18	0.00 [2]	(0.16)

Net realized and unrealized gain (loss)	3.46	(0.03)	1.07	(1.93)	(0.10)	0.95

Net increase from payment by affiliate	0.00 [2]	0.00 [2]	—	—	—	—
Total from investment operations	3.38	(0.06)	1.30	(1.75)	(0.10)	0.79
Net asset value, end of period	$22.12	$18.74	$18.80	$17.50	$19.25	$19.35

TOTAL RETURN[3]	18.04%[4]	(0.32)%[4]	7.43%	(9.09)%	(0.52)%	4.26%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$193,552	$99,333	$127,836	$154,855	$154,956	$219,661

Ratios to average net assets of:

Expenses, net of expense waivers	0.55%[5,6]	0.75%[6]	0.75%	0.75%	0.75%	1.05%

Expenses, prior to expense waivers	0.55%[5,6]	0.85%[6]	0.85%	0.85%	0.85%	1.05%

Net investment income (loss)	(0.52)%[5,6]	(0.18)%[6]	1.30%	0.94%	0.01%	(0.83)%
Portfolio turnover rate[7]	22%[8]	0%	0%	0%	0%	0%

^

After the close of business on December 18, 2020, the WisdomTree Continuous Commodity Index Fund (the “Predecessor Fund”), a commodity pool that was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), was reorganized into the WisdomTree Enhanced Commodity Strategy Fund (the “Successor Fund”), an investment company registered under the 1940 Act. The Successor Fund adopted the financial information for the Predecessor Fund. Accordingly, information presented prior to the close of business on December 18, 2020 is that of the Predecessor Fund prior to the reorganization into a regulated investment company under the 1940 Act.

[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor (or the Managing Owner, with respect to the Predecessor Fund) waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]

Includes a voluntary reimbursement from the advisor for brokerage commissions incurred in connection with the Reorganization. Excluding this voluntary reimbursement, total return would have been unchanged (Note 3).

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[6]	Annualized.

[7]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[8]

During the fiscal period ended August 31, 2021, the Fund invested in the WisdomTree Floating Rate Treasury Fund which is considered a long-term security for purposes of computing the portfolio turnover rate. During the fiscal period ended August 31, 2021, the WisdomTree Floating Rate Treasury Fund was the only long-term security held or transacted in the portfolio, as a result, the variability in the portfolio turnover rate was primarily driven by the transaction activity during the fiscal period for this security only (see the “Investment in Affiliates” supplementary table included in the Schedule of Investments for transaction activity related to this security for the current fiscal period).

See Notes to Financial Statements.

WisdomTree Trust	147

Financial Highlights (concluded)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Managed Futures Strategy Fund (consolidated)	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Net asset value, beginning of year	$35.31	$39.08	$40.57	$38.84	$41.12
Investment operations:

Net investment income (loss)[1]	(0.23)	0.17	0.55	0.26	(0.07)

Net realized and unrealized gain (loss)	6.50	(3.34)	(0.65)	1.47	(2.21)

Net increase from payment by affiliate	0.00 [2]	—	—	—	—
Total from investment operations	6.27	(3.17)	(0.10)	1.73	(2.28)
Dividends to shareholders:

Net investment income	(0.17)	(0.60)	(1.39)	—	—
Net asset value, end of year	$41.41	$35.31	$39.08	$40.57	$38.84

TOTAL RETURN[3]	17.83%[6]	(8.17)%	(0.22)%[4]	4.45%	(5.54)%[5]
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$147,001	$112,993	$216,875	$160,250	$170,879

Ratios to average net assets of:

Expenses, net of expense waivers	0.65%[7,8]	0.65%[7]	0.65%	0.65%	0.65%

Expenses, prior to expense waivers	0.68%[7]	0.75%[7]	0.75%	0.75%	0.75%

Net investment income (loss)	(0.60)%[7]	0.46%[7]	1.40%	0.66%	(0.18)%
Portfolio turnover rate[9]	25%[10]	97%[10]	0%	0%	0%

[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain futures contract transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged.

[5]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain futures contract transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.08% lower.

[6]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain futures contract transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged (Note 3).

[7]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[8]

The investment advisor had contractually agreed to limit the advisory fee to 0.65% through December 31, 2020. On December 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.65%.

[9]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[10]

During the fiscal years ended August 31, 2021 and August 31, 2020, the Fund invested in the WisdomTree Floating Rate Treasury Fund which is considered a long term security for purposes of computing the portfolio turnover rate. During the fiscal years ended August 31, 2021 and August 31, 2020, the WisdomTree Floating Rate Fund was the only long-term security held or transacted in the portfolio, as a result, the variability in the portfolio turnover was primarily driven by the transaction activity during the fiscal year for this security only (see the “Investment in Affiliates” supplementary table included in the Schedule of Investments for transaction activity related to this security for the current fiscal year).

See Notes to Financial Statements.

148	WisdomTree Trust

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005 and is authorized to have multiple series of portfolios (each a “Fund”, collectively, the “Funds”). These notes relate only to the Funds listed below. In accordance with Accounting Standards Codification Topic 946, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies.

Fund	Commencement of Operations
WisdomTree Bloomberg U.S. Dollar Bullish Fund (“U.S. Dollar Bullish Fund” and also referred to herein as “Currency Strategy Funds”)	December 18, 2013
WisdomTree Chinese Yuan Strategy Fund (“Chinese Yuan Strategy Fund” and also referred to herein as “Currency Strategy Funds”)	May 14, 2008
WisdomTree Emerging Currency Strategy Fund (“Emerging Currency Strategy Fund” and also referred to herein as “Currency Strategy Funds”)	May 6, 2009
WisdomTree Emerging Markets Corporate Bond Fund (“Emerging Markets Corporate Bond Fund”)	March 8, 2012
WisdomTree Emerging Markets Local Debt Fund (“Emerging Markets Local Debt Fund”)	August 9, 2010
WisdomTree Floating Rate Treasury Fund (“Floating Rate Treasury Fund”)	February 4, 2014
WisdomTree Interest Rate Hedged High Yield Bond Fund (“Interest Rate Hedged High Yield Bond Fund” and also referred to herein as “Duration Funds”)	December 18, 2013
WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (“Interest Rate Hedged U.S. Aggregate Bond Fund” and also referred to herein as “Duration Funds”)	December 18, 2013
WisdomTree Mortgage Plus Bond Fund (“Mortgage Plus Bond Fund”)	November 14, 2019
WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (“Yield Enhanced U.S. Aggregate Bond Fund”)	July 9, 2015
WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (“Yield Enhanced U.S. Short-Term Aggregate Bond Fund”)	May 18, 2017
WisdomTree Alternative Income Fund (“Alternative Income Fund”)	May 6, 2021
WisdomTree CBOE S&P 500 PutWrite Strategy Fund (“CBOE S&P 500 PutWrite Strategy Fund”)	February 24, 2016
WisdomTree Enhanced Commodity Strategy Fund (“Enhanced Commodity Strategy Fund”) (consolidated) (predecessor, WisdomTree Continuous Commodity Index Fund)	January 23, 2008	*
WisdomTree Managed Futures Strategy Fund (“Managed Futures Strategy Fund”) (consolidated)	January 5, 2011
*	Commencement of operations date shown is that of the predecessor fund. After the close of business December 18, 2020, the predecessor fund was reorganized into the Enhanced Commodity Strategy Fund.

Each Fund, except for the U.S. Dollar Bullish Fund, Chinese Yuan Strategy Fund, Emerging Currency Strategy Fund, Emerging Markets Corporate Bond Fund, Emerging Markets Local Debt Fund, Mortgage Plus Bond Fund, Enhanced Commodity Strategy Fund and Managed Futures Strategy Fund, seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree Investments, Inc. (“WisdomTree Investments”) or an Index developed by a third party. The U.S. Dollar Bullish Fund, Chinese Yuan Strategy Fund, Emerging Currency Strategy Fund, Emerging Markets Corporate Bond Fund, Emerging Markets Local Debt Fund, Mortgage Plus Bond Fund, Enhanced Commodity Strategy Fund and Managed Futures Strategy Fund are each actively managed. WisdomTree Investments is the parent company of WisdomTree Asset Management, Inc. (“WTAM”), the investment adviser to each Fund and the Trust. “WisdomTree” is a registered trademark of WisdomTree Investments and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified as defined under the 1940 Act.

The Enhanced Commodity Strategy Fund (the “Successor Fund”) acquired all of the assets totaling $101,247,117 and all of the stated liabilities totaling $1,914,541 having a net asset value of $99,332,576 of the WisdomTree Continuous Commodity Index Fund (the “Predecessor Fund”) after the close of business on December 18, 2020 (the “Reorganization”). The Predecessor Fund was a commodity pool organized as a Delaware statutory trust on October 27, 2006. Shareholders in the Predecessor Fund each received 1 share of the Successor Fund in exchange for 1 share of the Predecessor Fund each having a net value per share equivalent to the net asset value per share of the Predecessor Fund at the close of business on December 18, 2020. The Predecessor Fund was not registered as an investment company under the Investment Company Act of 1940, as amended, and was not required to register under such Act. The Successor Fund adopted the financial information of the Predecessor Fund as the Predecessor Fund was determined to be the accounting survivor. Accordingly, the information presented prior to the Reorganization is that of the Predecessor Fund.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believes such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by

WisdomTree Trust	149

Notes to Financial Statements (continued)

nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation — The financial statements of the Enhanced Commodity Strategy Fund and Managed Futures Strategy Fund (each a “Parent Fund”), include the accounts of WisdomTree Enhanced Commodity Strategy Portfolio I and WisdomTree Managed Futures Portfolio I, respectively, each a wholly-owned and controlled Cayman Islands subsidiary (each a “Subsidiary”). For each Parent Fund, the accompanying financial statements reflect the financial position and results of operations on a consolidated basis with its Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. Each Parent Fund seeks to gain exposure to commodity markets, in whole or in part, through investments in its Subsidiary. Each Parent Fund’s investment in its Subsidiary may not exceed 25% of the respective Parent Fund’s total assets at the end of each fiscal quarter in order to meet the requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions (e.g., broker-dealers) may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). Fixed income securities (including short-term debt securities with remaining maturities of 60 days or less and to-be-announced (“TBA”) securities) generally are valued at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. Broker-dealers or independent pricing service providers, in determining the value of securities, may consider such factors as recent transactions, indications from yields and quoted prices from broker-dealers on similar securities, and market sentiment for the type of security. U.S. fixed income securities may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. Repurchase agreements are valued at par which represents their fair value. Except for U.S. Dollar Bullish Fund, foreign currency contracts that settle within two business days after the trade date (“Spot Contracts”) and foreign currency contracts having a settlement period greater than two business days after the trade date (“Forward Contracts”) are valued daily using WM/Reuters closing spot and forward rates, respectively, as of 4:00 p.m. London time for all Funds except for Forward Contracts in certain Asian currencies (Chinese renminbi, Chinese yuan, Hong Kong dollar, Indian rupee, Indonesian rupiah, Malaysian ringgit, Philippine peso, Singapore dollar, South Korean won, New Taiwan dollar, and the Thai baht) which are valued daily using WM/Reuters closing forward rates as of 2:00 p.m. Singapore time. U.S. Dollar Bullish Fund uses WM/Reuters closing spot and forward rates as of 4:00 p.m. Eastern time to value foreign currency contracts daily. Futures contracts generally are valued at the settlement price, the price at which a futures contract settles once a given trading day has ended, on the primary exchange on which they trade. Option contracts generally are valued at the mean of the closing bid/ask price on the primary exchange on which they trade. Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”), or exchange-traded notes (“ETNs” or “ETN”) or closed-end mutual funds (“CEF” or “CEFs”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF, ETN or CEF has not traded on its principal exchange.

In certain instances, such as when reliable market valuations are not readily available, a Fund’s investments, which include derivatives, will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WTAM and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from a national securities exchange, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency

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controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Pricing Committee will perform other procedures (consistent with GAAP) to value an investment when a market quote is not available. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates,

prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended (either due to events affecting the issuer of the security specifically or events affecting the primary trading exchange more broadly) or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets in which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments, such as fixed income securities, are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details (e.g., credit rating, debt ranking, coupon date, maturity date, etc.), interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or prices obtained from independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore such financial instruments would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value.

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The summary of fair valuations according to the inputs used in valuing each Fund’s assets as of the measurement date is included in a “Fair Valuation Summary” supplementary table in each applicable Fund’s Schedule of Investments.

During the fiscal year or period ended August 31, 2021, there were no significant transfers into or out of Level 3 of the fair value hierarchy.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts as well as gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically foreign currency contracts, foreign currency futures contracts, commodity futures contracts, interest rate futures contracts, equity futures contracts and equity options contracts during the fiscal year or period ended August 31, 2021 and open positions in such derivatives as of August 31, 2021 are detailed in each Fund’s Schedule of Investments. All of the derivative instruments disclosed and described herein are subject to credit risk. Credit risk is where the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security or where the counterparty to a derivative contract might default on its obligations. The Funds’ derivative agreements may also contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV over a specified time period. If an event occurred at August 31, 2021 that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund, as disclosed in the table included in Note 2—Master Netting Arrangements. Information with respect to the amounts and types of collateral received and/or posted for derivative instruments as of August 31, 2021, if any, is reflected as a footnote within each Fund’s Schedule of Investments.

As of August 31, 2021, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

	Asset Derivatives		Liability Derivatives

Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
U.S. Dollar Bullish Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	$855,222	Unrealized depreciation on foreign currency contracts	$138,445
Chinese Yuan Strategy Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	144,520	Unrealized depreciation on foreign currency contracts	76,809
Emerging Currency Strategy Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	172,547	Unrealized depreciation on foreign currency contracts	69,521
Emerging Markets Corporate Bond Fund
Interest rate risk	Unrealized appreciation on futures contracts*	10,175	Unrealized depreciation on futures contracts*	31,028
Emerging Markets Local Debt Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	17,853	Unrealized depreciation on foreign currency contracts	225,853
Interest Rate Hedged High Yield Bond Fund
Interest rate risk	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	305,967
Interest Rate Hedged U.S. Aggregate Bond Fund
Interest rate risk	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	416,041
Mortgage Plus Bond Fund
Interest rate risk	Unrealized appreciation on futures contracts*	781	Unrealized depreciation on futures contracts*	6,902
CBOE S&P 500 PutWrite Strategy Fund
Equity risk			Written options, at value	265,350
Enhanced Commodity Strategy Fund (consolidated)
Commodity risk	Unrealized appreciation on futures contracts*	16,131,586	Unrealized depreciation on futures contracts*	5,882,810

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	Asset Derivatives		Liability Derivatives

Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
Managed Futures Strategy Fund (consolidated)
Commodity risk	Unrealized appreciation on futures contracts*	$648,148	Unrealized depreciation on futures contracts*	$421,986
Equity risk	Unrealized appreciation on futures contracts*	1,527,349	Unrealized depreciation on futures contracts*	76,138
Foreign currency risk	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	2,240
Interest rate risk	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	110,547
*

Includes cumulative appreciation (depreciation) of futures contracts as reported in each Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Please see Note 2 (Futures Contracts) on page 156 for additional information regarding balance sheet location of balances associated with futures contracts.

For the fiscal year or period ended August 31, 2021, the effects of derivative instruments on each applicable Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
U.S. Dollar Bullish Fund
Foreign currency risk	$(2,823,672)	$1,985,485
Chinese Yuan Strategy Fund
Foreign currency risk	3,481,247	(766,938)
Emerging Currency Strategy Fund
Foreign currency risk	511,502	74,208
Emerging Markets Corporate Bond Fund
Interest rate risk	141,658	(29,531)
Emerging Markets Local Debt Fund
Foreign currency risk	291,961	(305,833)
Interest Rate Hedged High Yield Bond Fund
Interest rate risk	700,661	(262,936)
Interest Rate Hedged U.S. Aggregate Bond Fund
Interest rate risk	(451,575)	(374,340)
Mortgage Plus Bond Fund
Interest rate risk	133,841	(16,127)
Yield Enhanced U.S. Short-Term Aggregate Bond Fund
Interest rate risk	(400)	586
CBOE S&P 500 PutWrite Strategy Fund
Equity risk	22,767,275	(522,269)
Enhanced Commodity Strategy Fund (consolidated)
Commodity risk[3]	11,589,626	10,248,776
Commodity risk[4]	1,642,503	(6,162,155)
Managed Futures Strategy Fund (consolidated)
Commodity risk	19,669,287	(180,884)
Equity risk	(512,007)	1,451,211
Foreign currency risk	280,305	(51,647)
Interest rate risk	(155,798)	29,397

[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Commodity risk	Net realized gain (loss) from futures contracts
Equity risk	Net realized gain (loss) from written options
Net realized gain (loss) from futures contracts
Foreign currency risk	Net realized gain (loss) from foreign currency contracts
Net realized gain (loss) from futures contracts
Interest rate risk	Net realized gain (loss) from futures contracts

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[2]	Change in unrealized appreciation (depreciation) is located on the Statements of Operations as follows:

Commodity contracts	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts
Equity risk	Net increase (decrease) in unrealized appreciation/depreciation from written options
Net increase (decrease) in unrealized appreciation/depreciation from futures contracts
Foreign currency risk	Net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts
Net increase (decrease) in unrealized appreciation/depreciation from futures contracts
Interest rate risk	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts

[3]	For the period December 19, 2020 (post-reorganization) through August 31, 2021.

[4]	For the period January 1, 2020 (pre-reorganization) through December 18, 2020.

During the fiscal year or period ended August 31, 2021, the volume of derivative activity (based on the average of month-end balances, except where footnoted) for each Fund was as follows:

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)	Futures contracts (short)	Written options
U.S. Dollar Bullish Fund
Foreign currency risk	$107,080,082	$205,676,032	$—	$—	$—
Chinese Yuan Strategy Fund
Foreign currency risk	55,699,146	15,015,112	—	—	—
Emerging Currency Strategy Fund
Foreign currency risk	19,177,009	4,864,118	—	—	—
Emerging Markets Corporate Bond Fund
Interest rate risk	—	—	8,080,376	8,138,689	—
Emerging Markets Local Debt Fund
Foreign currency risk	8,243,013	2,409,107	—	—	—
Interest Rate Hedged High Yield Bond Fund
Interest rate risk	—	—	3,721,709	115,442,460	—
Interest Rate Hedged U.S. Aggregate Bond Fund
Interest rate risk	—	—	—	148,502,799	—
Mortgage Plus Bond Fund
Interest rate risk	—	—	882,728	1,682,793	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund
Interest rate risk[1]	—	—	—	96,902	—
CBOE S&P 500 PutWrite Strategy Fund
Equity risk	—	—	—	—	98,902,615
Enhanced Commodity Strategy Fund (consolidated)
Commodity risk[2]	—	—	170,959,079	12,390,643	—
Commodity risk[3]	—	—	88,818,556	—	—
Managed Futures Strategy Fund (consolidated)
Commodity risk	—	—	55,831,353	2,949,721	—
Equity risk	—	—	12,338,245	—	—
Foreign currency risk	4,170,334	3,418,425	23,413,427	950,145	—
Interest rate risk	—	—	3,233,047	7,932,892	—
[1]	The volume of derivatives for the period is based on intra-month balances.

[2]	For the period December 19, 2020 (post-reorganization) through August 31, 2021.

[3]	For the period January 1, 2020 (pre-reorganization) through December 18, 2020.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Interest income (including amortization of premiums and accretion of discounts), net of any foreign taxes withheld, is accrued daily. Generally,

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amortization of premiums and accretion of discounts are recognized daily using the effective interest method (also known as scientific amortization method). Payment-in-kind (“PIK”) interest income is accrued daily and the increase in a security’s principal amount related to such PIK interest income is recorded on the coupon payment date. Dividend income is recognized on the ex-dividend date. On each measurement date, the Funds evaluate the collectability of receivable balances. Generally, the Funds will write-off interest receivable balances in default by the issuer as of the date any applicable interest payment grace period or forbearance period expires or as of the date any interest payment cancellation notification was publicly made available or when it becomes probable that interest will not be collected and the amount of uncollectable interest can be reasonably estimated.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of “net realized gain (loss) from investment transactions” and “net increase (decrease) in unrealized appreciation/depreciation from investment transactions”, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses from foreign currency contracts are included in “net realized gain (loss) from foreign currency contracts” and “net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts”, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends/interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in “net realized gain (loss) from foreign currency related transactions” and/or “net increase (decrease) in unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currencies” in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

Expenses — Under the investment advisory agreement for each Fund, except for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (“AFFEs”) (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Repurchase Agreements — Each Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which a Fund acquires securities or other obligations as collateral from a commercial bank or securities broker-dealer and simultaneously commits to resell them to the counterparty at an agreed upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the acquired obligations. This is designed to result in a fixed rate of return for the Fund insulated from market fluctuations during the holding period. Each Fund maintains custody of the acquired collateral prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and the

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counterparty. Because repurchase agreements are collateralized by securities, they are subject to market and credit risk on the acquired collateral in addition to counterparty credit risk. The acquired collateral is valued on a daily basis at fair value to ensure that the value, including accrued interest, is at least equal to the repurchase price. If the acquired collateral declines in value and becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral value is at least equal to the repurchase price plus any agreed-upon additional amount. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign Currency Contracts — The Currency Strategy Funds, except the U.S. Dollar Bullish Fund, utilized foreign currency contracts to obtain net long exposure to foreign currencies consistent with each Currency Strategy Fund’s investment strategy. The U.S. Dollar Bullish Fund utilized foreign currency contracts to obtain net short exposure to foreign currencies consistent with its investment strategy. The Emerging Markets Local Debt Fund utilized foreign currency contracts to obtain long and short exposures to foreign currencies consistent with its investment objective. The Managed Futures Strategy Fund utilized foreign currency contracts to obtain long and short exposures to the Japanese Yen consistent with its investment objective. A foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A foreign currency contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades. However, if a Fund is in an unrealized loss position on a foreign currency contract, it may be required to pledge collateral (or additional collateral) to the counterparty. If a Fund is in an unrealized gain position on a foreign currency contract, it may receive collateral from the counterparty. In the event of a default or inability of counterparties to meet the terms of their contracts, the non-defaulting party generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the contract terms.

Risks may arise upon entering into foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open foreign currency contracts are recorded for book purposes as unrealized gains or losses on foreign currency contracts by the Funds and are included in “net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts” on the Statements of Operations. Realized gains and losses on foreign currency contracts include net gains or losses recognized by the Funds on contracts which have settled are included in “net realized gain (loss) from foreign currency contracts” on the Statements of Operations.

Futures Contracts — The Duration Funds and the Yield Enhanced U.S. Short-Term Aggregate Bond Fund utilized futures contracts to obtain net short exposure to U.S. Treasury bonds to hedge against a rise in interest rates. The Emerging Markets Corporate Bond Fund and the Mortgage Plus Bond Fund each utilized futures contracts on U.S. Treasury bonds to manage interest rate risk. The Enhanced Commodity Strategy Fund utilized futures contracts to obtain long and short exposures to commodities consistent with its investment objective. The Managed Futures Strategy Fund utilized futures contracts to obtain long and short exposures to currencies, commodities, interest rates and equity indexes consistent with its investment objective. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency, equity or U.S. Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity, currency, equity or U.S. Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange clearing corporation.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or U.S. government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Cash deposited as initial margin is shown as “Deposits at broker for futures contracts” in the Statement of Assets and Liabilities and U.S. government securities deposited are designated in the Schedule of Investments. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts, variation margin payments may be made or received when the futures contract expires. Variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. The current one-day variation margin on open futures contracts is shown on the Statements of Assets and Liabilities as either a receivable or a payable for “Net variation margin on futures contracts”. The variation margins received or paid by the Funds on both open and closed futures contracts are shown in the Statements of Assets and Liabilities, in whole or in part, as a component of, or an offset to, “Deposits at broker for futures contracts”. Deposits at broker utilized for futures contract margin requirements generally are restricted from withdrawal. When a Fund purchases or sells a futures contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund will segregate assets consisting of, or take other measures with respect to, cash or liquid securities that, when added to any amounts deposited with a

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Notes to Financial Statements (continued)

futures commission merchant as margin, will “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. This will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of a Fund’s outstanding portfolio securities.

Options Contracts — The CBOE S&P 500 PutWrite Strategy Fund utilized option contracts by writing put options on the S&P 500 Index consistent with its investment objective. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security or financial instrument. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security or financial instrument. A premium is paid to the writer of an option as consideration for undertaking the obligation in the contract. The CBOE S&P 500 PutWrite Strategy Fund may purchase and write options on an exchange or over the counter (“OTC”). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of nonperformance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.

When an option is purchased, an amount equal to the premium paid is recorded as an asset, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, a loss equal to the amount of premium paid is realized. When a security or financial instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the security or financial instrument acquired or deducted from the proceeds of the security or financial instrument sold.

When an option is written, an amount equal to the premium received is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased from the exercise of the written put option to form the basis in the underlying security purchased.

The purchaser or writer of an option may close the position before the exercise of the option by entering into a closing transaction. In the case of a written option, the cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss. With respect to a purchased option, the original premium paid is deducted from the proceeds received from a closing transaction resulting in a realized gain or loss.

The maximum payout for written put options is limited to the number of contracts written and the associated strike prices. At August 31, 2021, the maximum payout for written put options for the CBOE S&P 500 PutWrite Strategy Fund was $64,162,500. The maximum payout for written call options is potentially unlimited to the extent that the written call option is uncovered.

The risk associated with purchasing put and call options is limited to the premiums paid. The risk in writing a covered call option is that the writer of the option may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing an uncovered call option is that the writer of the option is exposed to the risk of loss if the market price of the underlying security increases. The risk in writing a put option is that the writer of the option may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the purchaser or writer of an option may not be able to enter into a closing transaction because of an illiquid secondary market.

Other significant risks associated with the use of options contracts may include the following: (1) the success of a strategy may depend on the investment adviser’s ability to predict movements in the prices of individual commodities, currencies or securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the commodities, currencies or securities and the price of options; (3) although the CBOE S&P 500 PutWrite Strategy Fund intends to enter into options contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in options contracts.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. As compensation for

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lending its securities, each Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower (net of any fee rebates paid to the borrower). The lending agent receives a portion of the income earned by the Funds in connection with the lending program. The net securities lending income earned by the Funds is disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. In the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower if the value of the collateral received is insufficient to cover the market value of the securities loaned.

Master Netting Arrangements — Codification Topic 210 (“ASC 210”), Balance Sheet, requires disclosures generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASC 210 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASC 210 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund enters into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), such as foreign currency contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g., foreign currency contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from a counterparty’s non-performance.

Repurchase agreements are subject to the terms and conditions of a Master Repurchase Agreement (“Master Repurchase Agreement”) between a Fund and a counterparty. In the event of a default or failure by a party to perform an obligation with respect to a repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply collateral held by it in connection with a repurchase transaction against obligations owed to the non-defaulting party.

The Funds’ securities lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

The Funds’ futures contracts and option contracts are all exchange traded and are not subject to master netting arrangements. Therefore, all futures contracts and option contracts are excluded from the netting table.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, Master Repurchase Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying

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transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of August 31, 2021, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement, Master Repurchase Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Posted	Net Amount
U.S. Dollar Bullish Fund
Foreign Currency Contracts	$855,222	$(114,019)	$—	$741,203	$138,445	$(114,019)	$—	$24,426
Chinese Yuan Strategy Fund
Repurchase Agreements	12,960,000	—	(12,960,000)[1]	—	—	—	—	—
Foreign Currency Contracts	144,520	(37,228)	—	107,292	76,809	(37,228)	—	39,581
Emerging Currency Strategy Fund
Repurchase Agreements	4,000,000	—	(4,000,000)[1]	—	—	—	—	—
Foreign Currency Contracts	172,547	(64,259)	—	108,288	69,521	(64,259)	—	5,262
Emerging Markets Corporate Bond Fund
Securities Lending	3,565,545	—	(3,565,545)[1]	—	—	—	—	—
Emerging Markets Local Debt Fund
Repurchase Agreements	6,860,000	—	(6,860,000)[1]	—	—	—	—	—
Foreign Currency Contracts	17,853	(17,797)	—	56	225,853	(17,797)	—	208,056
Interest Rate Hedged High Yield Bond Fund
Securities Lending	8,419,554	—	(8,419,554)[1]	—	—	—	—	—
Interest Rate Hedged U.S. Aggregate Bond Fund
Securities Lending	1,200,542	—	(1,200,542)[1]	—	—	—	—	—
Repurchase Agreements	15,426,500	—	(15,426,500)[1]	—	—	—	—	—
Yield Enhanced U.S. Aggregate Bond Fund
Securities Lending	5,518,664	—	(5,518,664)[1]	—	—	—	—	—
Repurchase Agreements	146,660,000	—	(146,660,000)[1]	—	—	—	—	—
[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Interest-Only and Principal-Only Securities — The Funds may invest in interest-only (“IO”) and principal-only (“PO”) securities which are typically created by splitting a traditional mortgage-backed security or pool of loans into an IO and a PO security. In general, the IO security is entitled to receive the interest payments on the underlying debt obligation(s) and the PO security is entitled to receive the principal payments of the underlying debt obligation(s). Both IO and PO securities are subject to prepayments and therefore prepayment risk. IO securities are at risk for faster than anticipated prepayments and PO securities are at risk for slower than anticipated prepayments. Assumptions regarding the rates of prepayment play a significant role in the value of these securities. If the underlying debt obligation experiences greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in the IO security.

Collateralized Loan Obligations — The Funds may invest in the debt tranche of collateralized loan obligations (“CLOs”). CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As CLOs are backed by pools of loans, they also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk profile and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The value of an investment in a CLO may decline as a result of, but not limited to, underlying loan defaults and/or market anticipation of defaults, credit impairment on the underlying loans or the disappearance of one of more subordinate tranches resulting from changes in the credit profile of the underlying loans.

To-be-announced Transactions — Interest Rate Hedged U.S. Aggregate Bond Fund, Mortgage Plus Bond Fund, Yield Enhanced U.S. Aggregate Bond Fund and the Yield Enhanced U.S. Short-Term Aggregate Bond Fund invest in U.S. agency mortgage-backed pass-through securities which are securities issued by entities such as Government National Mortgage Association and Federal National

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Mortgage Association that are backed by pools of mortgages. Most transactions in mortgage-backed pass-through securities occur for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined a few days prior to the settlement date; however, it is not anticipated that the Interest Rate Hedged U.S. Aggregate Bond Fund, Mortgage Plus Bond Fund, Yield Enhanced U.S. Aggregate Bond Fund and the Yield Enhanced U.S. Short-Term Aggregate Bond Fund will take delivery of pools, but instead will participate in rolling TBA Transactions whereby instead of receiving pools on the purchase settlement date, the position is offset by a current sale of the TBA security with a simultaneous forward purchase of a substantially similar TBA security (i.e., same type, coupon, maturity) to settle on a specified future date.

Short Sale Transactions — Each Fund may enter into “short sale” transactions in which a Fund sells a security that it does not own in anticipation of a decline in the market price of that security. When a Fund enters into a short sale transaction, the Fund will borrow the security and deliver it to the counterparty to which the Fund sold the security short. An amount equal to the proceeds to be received by the Fund is reflected as an asset in “Receivables: Due from broker for securities sold short” and an equivalent liability in “Securities sold short, at value” on the Statement of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current market value of the securities sold short. Any interest or dividends that accrue on the securities borrowed are shown as an interest expense or dividend expense in the Statement of Operations of the Fund. A realized gain, limited to the proceeds received at which the Fund sold the security short, or a realized loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the cost to close out the short sale transaction is either less than (in the case of a gain) or greater than (in the case of a loss) the proceeds received. The risk of loss on a short sale transaction is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Funds entering into short sale transactions are exposed to the risk that they may be unable to close out a short sale position at any particular time or at an acceptable price.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A portion of the Code, known as subchapter M (“Subchapter M”), addresses the ways by which investment companies and investment trusts may pass income through to shareholders in order to avoid double taxation. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Accordingly, no provision for U.S. federal income taxes is required. In order to qualify for the special tax treatment accorded to RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Investments Corporation (“Mellon”) to provide sub-advisory services to the Funds, except for Emerging Markets Corporate Bond Fund, Interest Rate Hedged High Yield Bond Fund, Mortgage Plus Bond Fund and Yield Enhanced U.S. Short-Term Aggregate Bond Fund, which are sub-advised by Voya Investment Management Co., LLC (“Voya IM”). Mellon and Voya IM are compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets.

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WTAM expects to receive annual advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate
U.S. Dollar Bullish Fund	0.50%
Chinese Yuan Strategy Fund	0.45%
Emerging Currency Strategy Fund	0.55%
Emerging Markets Corporate Bond Fund	0.60%
Emerging Markets Local Debt Fund	0.55%
Floating Rate Treasury Fund	0.15%
Interest Rate Hedged High Yield Bond Fund	0.43%
Interest Rate Hedged U.S. Aggregate Bond Fund	0.23%
Mortgage Plus Bond Fund	0.45%
Yield Enhanced U.S. Aggregate Bond Fund	0.12%[1]
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	0.12%[1]
Alternative Income Fund	0.50%
CBOE S&P 500 PutWrite Strategy Fund	0.44%
Enhanced Commodity Strategy Fund (consolidated)	0.55%
Managed Futures Strategy Fund (consolidated)	0.65%[2]
1

Prior to the close of business on December 31, 2020, WTAM received an annual advisory fee of 0.20% (before fee waivers) based on the Fund’s average daily net assets and had contractually agreed to limit the advisory fee to 0.12% through December 31, 2020 (the advisory fee waiver expiration date). Effective the close of business on December 31, 2020, the contractual advisory fee waiver expired and the advisory fee annual rate (before fee waivers) was lowered to 0.12%.

2

Prior to the close of business on December 31, 2020, WTAM received an annual advisory fee of 0.75% (before fee waivers) based on the Fund’s average daily net assets and had contractually agreed to limit the advisory fee to 0.65% through December 31, 2020 (the advisory fee waiver expiration date). Effective the close of business on December 31, 2020, the contractual advisory fee waiver expired and the advisory fee annual rate (before fee waivers) was lowered to 0.65%.

During the year ended August 31, 2021, the Interest Rate Hedged High Yield Bond Fund and Managed Futures Strategy Fund received a voluntary reimbursement of $53,005 and $1,478, respectively, from Voya IM and Mellon, respectively, resulting from an operational error that resulted in investment transaction losses. During the fiscal period January 1, 2020 through December 18, 2020, the Enhanced Commodity Strategy Fund received a voluntary reimbursement of $13,626 from WTAM, and for the period December 19, 2020 through August 31, 2021, received a voluntary reimbursement of $6,934 from WTAM, each for brokerage commissions incurred in connection with the Reorganization. The dollar amount of the voluntary reimbursements are shown in the Statements of Operations in “Net increase from payment by affiliate”.

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Transactions in shares of affiliated ETFs for the fiscal year or period ended August 31, 2021, as applicable, are included in an “Investment in Affiliates” supplementary table in each applicable Fund’s Schedule of Investments. For these transactions, WTAM voluntarily waives a portion of the advisory fees, that it would otherwise charge, in an amount equal to the indirect AFFE (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) attributable to each Fund’s investment in affiliated ETFs. The dollar amount of advisory fees waived during the period for the Funds, if any, are included in the Statement of Operations in “Expense waivers”.

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WTAM and/or WisdomTree Investments (collectively herein, “WT”) may from time to time own shares of a Fund. As of and for the fiscal year or period ended August 31, 2021, WT held shares of and received distributions from the following Funds, which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

	At August 31, 2021		For the year or period ended August 31, 2021

Fund	Fund Shares held by WT	Market Value of Fund Shares held by WT	Dividends and Distributions paid to WT on Fund Shares held by WT
Emerging Markets Corporate Bond Fund	—	$—	$42
Emerging Markets Local Debt Fund	206	6,668	228
Floating Rate Treasury Fund	37,033	929,528	406
Interest Rate Hedged High Yield Bond Fund	483	10,737	220
Interest Rate Hedged U.S. Aggregate Bond Fund	21,355	999,628	18,184
Mortgage Plus Bond Fund	169,053	8,624,239	257,637
Yield Enhanced U.S. Aggregate Bond Fund	62,929	3,310,607	83,029
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	58,203	2,980,285	41,888
CBOE S&P 500 PutWrite Strategy Fund	185	6,069	97
Enhanced Commodity Strategy Fund (consolidated)	135	2,973	—	[1]
[1]

For the period December 19, 2020 (post-reorganization) through August 31, 2021. Prior to December 19, 2020, WisdomTree Commodity Services, LLC (“WCS”), the former commodity pool operator and managing owner of the Predecessor Fund and also a subsidiary of WTAM, was issued 50 general units of the Predecessor Fund in exchange for a capital contribution of $1,500 upon inception of the Predecessor Fund. In connection with the reorganization at the close of business December 18, 2020, WCS received 50 shares of the Enhanced Commodity Strategy Fund in exchange for 50 general units of the Predecessor Fund having an net asset value equal to $937. Prior to December 19, 2020, WCS did not receive any dividends or distributions on the 50 general units that it held in the Predecessor Fund.

During the fiscal period ended August 31, 2021, in connection with the organization of the Alternative Income Fund, a newly launched fund, WTAM contributed $100 in exchange for 4 shares in the Alternative Income Fund. Prior to August 31, 2021, WTAM redeemed the aforementioned shares as follows: 4 shares of the Alternative Income Fund for proceeds of $100. During the fiscal period ended August 31, 2021, WTAM also redeemed 2 shares of the Mortgage Plus Bond Fund for proceeds of $102. Additionally, during the fiscal period ended August 31, 2021, WCS redeemed 50 shares the Enhanced Commodity Strategy Fund for proceeds of $1,102.

4. CAPITAL SHARE TRANSACTIONS

As of August 31, 2021, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. Generally, Funds issue and redeem shares on a cash basis, however, shares may also be issued or redeemed in kind. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year or period ended August 31, 2021 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

	Non-U.S. Government Securities		U.S. Government Securities		In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales	Purchases	Sales
U.S. Dollar Bullish Fund	$4,697,240	$2,258,599	$—	$—	$—	$—
Chinese Yuan Strategy Fund	1,130,013	426,613	—	—	—	—
Emerging Currency Strategy Fund	251,125	150,584	—	—	—	—
Emerging Markets Corporate Bond Fund	31,224,986	22,596,158	2,216,545	2,429,367	21,314,186	7,211,333
Emerging Markets Local Debt Fund	41,905,221	37,644,249	—	—	13,491,202	8,699,060
Floating Rate Treasury Fund	—	—	1,756,454,870	1,802,093,677	367,328,338	726,990,140
Interest Rate Hedged High Yield Bond Fund	36,202,213	37,768,888	16,042,762	15,669,724	89,484,668	54,771,764
Interest Rate Hedged U.S. Aggregate Bond Fund	5,962,204	4,769,058	147,500,554	105,419,354	95,413,285	16,230,692

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	Non-U.S. Government Securities		U.S. Government Securities		In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales	Purchases	Sales
Mortgage Plus Bond Fund	5,141,909	3,218,014	153,603,965	148,029,094	—	—
Yield Enhanced U.S. Aggregate Bond Fund	163,852,330	201,757,651	1,552,112,055	1,593,319,053	72,167,045	187,407,610
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	$22,349,776	$22,384,117	$347,613,488	$324,581,980	$90,913,982	$37,548,524
Alternative Income Fund	308,653	94,255	—	—	10,546,811	502,656
CBOE S&P 500 PutWrite Strategy Fund	774,767	3,172,856	—	—	—	—
Enhanced Commodity Strategy Fund (consolidated)[1]	9,691,138	1,543,289	—	—	—	—
Managed Futures Strategy Fund (consolidated)	2,274,735	1,343,226	—	—	—	—
[1]

For the period December 19, 2020 (post-reorganization) through August 31, 2021. There were no purchases and sales (excluding purchases and sales of short-term investments) for the fiscal period prior to December 19, 2020.

6. FEDERAL INCOME TAXES

At August 31, 2021, the cost of investments (including securities on loan, derivatives and securities sold short) for Federal income tax purposes was as follows:

	Investments in Long Securities				Investments in Securities Sold Short and Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Total Net Unrealized Appreciation/ (Depreciation)
U.S. Dollar Bullish Fund	$141,703,582	$583	$(5,898)	$(5,315)	$—	$—	$—	$(5,315)
Chinese Yuan Strategy Fund	42,998,772	126	(311)	(185)	—	—	—	(185)
Emerging Currency Strategy Fund	12,543,122	37	(97)	(60)	64,935	(11,086)	53,849	53,789
Emerging Markets Corporate Bond Fund	53,098,631	1,528,074	(380,338)	1,147,736	—	—	—	1,147,736
Emerging Markets Local Debt Fund	141,054,726	2,755,489	(12,926,145)	(10,170,656)	—	(26,628)	(26,628)	(10,197,284)
Floating Rate Treasury Fund	1,086,163,575	290,257	—	290,257	—	—	—	290,257
Interest Rate Hedged High Yield Bond Fund	162,494,831	5,356,018	(776,949)	4,579,069	—	—	—	4,579,069
Interest Rate Hedged U.S. Aggregate Bond Fund	222,631,891	6,190,128	(283,527)	5,906,601	—	—	—	5,906,601
Mortgage Plus Bond Fund	40,244,343	388,486	(122,257)	266,229	—	—	—	266,229
Yield Enhanced U.S. Aggregate Bond Fund	1,230,601,621	26,222,918	(7,461,496)	18,761,422	—	(10,420)	(10,420)	18,751,002
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	275,408,310	1,112,259	(142,997)	969,262	—	—	—	969,262
Alternative Income Fund	10,250,558	116,009	(64,570)	51,439	—	—	—	51,439
CBOE S&P 500 PutWrite Strategy Fund	61,259,361	5,861	—	5,861	—	—	—	5,861
Enhanced Commodity Strategy Fund (consolidated)[2]	179,187,238	3,186,509	(4,951)	3,181,558	—	—	—	3,181,558
Managed Futures Strategy Fund (consolidated)[2]	179,350,688	4,972	(61,355,815)	(61,350,843)	464,034	—	464,034	(60,886,809)
[1]

Certain financial derivatives may be considered section 1256 contracts under the Code. Each section 1256 contract held at the close of a taxable year shall be treated as sold for its fair market value on the last business day of such taxable year (and any realized gain and loss shall be taken into account for the taxable year). As such, the unrealized appreciation/(depreciation) for financial derivatives on a tax basis may not correspond to the unrealized appreciation/ (depreciation) on a GAAP basis. The unrealized appreciation/(depreciation) for financial derivatives on a GAAP basis is located in the respective financial derivatives tables in each Fund’s Schedule of Investments.

[2]

“Tax Cost” under “Investments in Long Securities” is presented on a non-consolidated basis and includes the Parent Fund’s investment in the Subsidiary. “Gross Unrealized Depreciation” under “Investments in Long Securities” is presented on a non-consolidated basis and includes the tax-basis unrealized depreciation associated with the Parent Fund’s investment in the Subsidiary.

WisdomTree Trust	163

Notes to Financial Statements (continued)

At August 31, 2021, the components of total distributable earnings (loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Currency and Other Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings (Loss)
U.S. Dollar Bullish Fund	$—	$(14,729,702)	$(5,315)	$—	$(14,735,017)
Chinese Yuan Strategy Fund	639,016	1,202,312	(185)	(1)	1,841,142
Emerging Currency Strategy Fund	—	(47,501,144)	(60)	53,849	(47,447,355)
Emerging Markets Corporate Bond Fund	26,773	(8,492,950)	1,147,736	—	(7,318,441)
Emerging Markets Local Debt Fund	—	(21,350,895)	(10,170,656)	(136,062)	(31,657,613)
Floating Rate Treasury Fund	154,558	—	290,257	—	444,815
Interest Rate Hedged High Yield Bond Fund	27,243	(30,512,198)	4,579,069	—	(25,905,886)
Interest Rate Hedged U.S. Aggregate Bond Fund	106,870	(12,409,228)	5,906,601	(1)	(6,395,758)
Mortgage Plus Bond Fund	—	(100,096)	266,229	1	166,134
Yield Enhanced U.S. Aggregate Bond Fund	208,820	451,609	18,761,422	(10,420)	19,411,431
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	228,802	114	969,262	—	1,198,178
Alternative Income Fund	63,655	4,181	51,439	—	119,275
CBOE S&P 500 PutWrite Strategy Fund	—	(10,949,594)	5,861	—	(10,943,733)
Enhanced Commodity Strategy Fund (consolidated)[1]	18,086,282	—	3,181,558	—	21,267,840
Managed Futures Strategy Fund (consolidated)[1]	18,716,023	(4,307,910)	(61,350,843)	464,791	(46,477,939)
[1]

“Net Unrealized Appreciation/(Depreciation)” is presented on a non-consolidated basis and includes the tax-basis unrealized depreciation associated with the Parent Fund’s investment in the Subsidiary. The total distributable earnings (loss) reported herein differs from the amount shown on the Statement of Assets and Liabilities due to the tax treatment of the wholly-owned foreign subsidiary.

The tax character of distributions paid during the fiscal years or periods ended August 31, 2021 and August 31, 2020, was as follows:

	Year or Period Ended August 31, 2021			Year or Period Ended August 31, 2020

Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Capital Gains	Distributions Paid from Return of Capital	Distributions Paid from Ordinary Income*		Distributions Paid from Long-Term Capital Gains	Distributions Paid from Return of Capital
U.S. Dollar Bullish Fund	$526,430	$—	$—	$1,101,951		$—	$—
Chinese Yuan Strategy Fund	150,971	—	—	535,878		—	—
Emerging Currency Strategy Fund	106,263	—	—	352,930		—	—
Emerging Markets Corporate Bond Fund	1,598,500	—	—	1,368,000		—	—
Emerging Markets Local Debt Fund	2,002,000	—	4,188,000	3,300,000		—	5,048,500
Floating Rate Treasury Fund	570,446	—	—	16,637,462		—	—
Interest Rate Hedged High Yield Bond Fund	5,948,000	—	—	9,953,950		—	—
Interest Rate Hedged U.S. Aggregate Bond Fund	2,402,000	—	—	2,155,990		—	—
Mortgage Plus Bond Fund	811,484	13,725	3,401	366,452	[1]	—	—
Yield Enhanced U.S. Aggregate Bond Fund	27,227,454	3,824,673	—	29,771,450		—	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	1,803,117	314,172	—	2,124,600		—	—
Alternative Income Fund[2]	—	—	—	—		—	—
CBOE S&P 500 PutWrite Strategy Fund	1,532,213	—	—	3,011,616		—	—
Enhanced Commodity Strategy Fund (consolidated)[3]	—	—	—	—		—	—
Managed Futures Strategy Fund (consolidated)	535,804	—	—	2,475,949		—	—
*	Includes short-term capital gains, if any.

[1]	For the period November 14, 2019 (commencement of operations) through August 31, 2020.

[2]	For the period May 6, 2021 (commencement of operations) through August 31, 2021.

[3]	For the period December 19, 2020 (post-reorganization) through August 31, 2021.

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Notes to Financial Statements (continued)

At August 31, 2021, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the table. The loss carryforward amounts do not have an expiration date and, therefore, can be carried forward indefinitely until utilized. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Capital Loss Available Total
U.S. Dollar Bullish Fund	$5,705,403	$8,706,181	$14,411,584
Chinese Yuan Strategy Fund	—	—	—
Emerging Currency Strategy Fund	30,716,513	16,728,599	47,445,112
Emerging Markets Corporate Bond Fund	548,620	7,944,330	8,492,950
Emerging Markets Local Debt Fund	11,069,183	9,415,681	20,484,864
Floating Rate Treasury Fund	—	—	—
Interest Rate Hedged High Yield Bond Fund	12,993,162	17,519,036	30,512,198
Interest Rate Hedged U.S. Aggregate Bond Fund	3,738,559	6,422,403	10,160,962
Mortgage Plus Bond Fund	77,103	22,993	100,096
Yield Enhanced U.S. Aggregate Bond Fund	—	—	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	—	—	—
Alternative Income Fund	—	—	—
CBOE S&P 500 PutWrite Strategy Fund	4,168,597	6,539,076	10,707,673
Enhanced Commodity Strategy Fund (consolidated)	—	—	—
Managed Futures Strategy Fund (consolidated)	2,008,815	2,299,095	4,307,910

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. At August 31, 2021, the Funds did not have any post-October capital losses to defer.

During the fiscal year or period ended August 31, 2021, the following Funds incurred and will elect to defer late year ordinary losses as follows:

Fund	Late Year Ordinary Loss
U.S. Dollar Bullish Fund	$318,118
Chinese Yuan Strategy Fund	—
Emerging Currency Strategy Fund	56,032
Emerging Markets Corporate Bond Fund	—
Emerging Markets Local Debt Fund	866,031
Floating Rate Treasury Fund	—
Interest Rate Hedged High Yield Bond Fund	—
Interest Rate Hedged U.S. Aggregate Bond Fund	—
Mortgage Plus Bond Fund	—
Yield Enhanced U.S. Aggregate Bond Fund	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	—
Alternative Income Fund[1]	—
CBOE S&P 500 PutWrite Strategy Fund	241,921
Enhanced Commodity Strategy Fund (consolidated)[2]	—
Managed Futures Strategy Fund (consolidated)	—
[1]	For the period May 6, 2021 (commencement of operations) through August 31, 2021.

[2]	For the period December 19, 2020 (post-reorganization) through August 31, 2021.

During the fiscal year or period ended August 31, 2021, the amount of capital loss carryforwards used to offset realized gains are shown in the following table:

Fund	Utilized Capital Loss Carryforward
U.S. Dollar Bullish Fund	$—
Chinese Yuan Strategy Fund	699,935
Emerging Currency Strategy Fund	573,680
Emerging Markets Corporate Bond Fund	772,327
Emerging Markets Local Debt Fund	242,337
Floating Rate Treasury Fund	340,837

WisdomTree Trust	165

Notes to Financial Statements (continued)

Fund	Utilized Capital Loss Carryforward
Interest Rate Hedged High Yield Bond Fund	$679,189
Interest Rate Hedged U.S. Aggregate Bond Fund	—
Mortgage Plus Bond Fund	—
Yield Enhanced U.S. Aggregate Bond Fund	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	—
Alternative Income Fund[1]	—
CBOE S&P 500 PutWrite Strategy Fund	22,241,845
Enhanced Commodity Strategy Fund (consolidated)[2]	—
Managed Futures Strategy Fund (consolidated)	625,787
[1]	For the period May 6, 2021 (commencement of operations) through August 31, 2021.

[2]	For the period December 19, 2020 (post-reorganization) through August 31, 2021.

At August 31, 2021, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as shown in the following table. The differences are primarily due to the calculation of realized book income from wholly owned foreign subsidiaries, redemptions-in-kind and net operating losses.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
U.S. Dollar Bullish Fund	$125,038	$(125,038)
Chinese Yuan Strategy Fund	—	—
Emerging Currency Strategy Fund	19,708	(19,708)
Emerging Markets Corporate Bond Fund	(167,741)	167,741
Emerging Markets Local Debt Fund	356,330	(356,330)
Floating Rate Treasury Fund	(536,114)	536,114
Interest Rate Hedged High Yield Bond Fund	(3,331,024)	3,331,024
Interest Rate Hedged U.S. Aggregate Bond Fund	(895,885)	895,885
Mortgage Plus Bond Fund	—	—
Yield Enhanced U.S. Aggregate Bond Fund	(6,329,573)	6,329,573
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	(1,448,860)	1,448,860
Alternative Income Fund	(13,250)	13,250
CBOE S&P 500 PutWrite Strategy Fund	132,439	(132,439)
Enhanced Commodity Strategy Fund (consolidated)	(9,369,826)	9,369,826
Managed Futures Strategy Fund (consolidated)	(19,525,812)	19,525,812

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign withholding taxes, as applicable, are accrued based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Foreign withholding taxes are accrued and applied to foreign income, net realized capital gains and net unrealized appreciation, as applicable, as the foreign income is earned or capital gains and unrealized appreciation are recorded.

As of and during the fiscal year or period ended August 31, 2021, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Specific to U.S. federal and state taxes, generally, each of the tax years in the four-year period ended August 31, 2021, remains subject to examination by taxing authorities. Specific to foreign countries in which the Funds invest, all open tax years remain subject to examination by taxing authorities in the respective jurisdictions.

7. ADDITIONAL INFORMATION

The respiratory disease caused by a novel coronavirus (“COVID-19”) has spread globally for over a year, resulting in a global pandemic and major disruption to global markets and economies. In an organized attempt to contain and mitigate the effects of COVID-19, governments and businesses world-wide took aggressive measures, including businesses canceling dividends to preserve cash, governments closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of

166	WisdomTree Trust

Notes to Financial Statements (concluded)

large populations. COVID-19 has resulted in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. In recent months, however, the rapid COVID-19 vaccination rollout in the United States and certain other developed countries, coupled with the passage of stimulus programs in the U.S. and abroad, have resulted in a reversal of many of these trends including the re-opening of businesses, a reduction in quarantine requirements, increased consumer demand, and the resumption of certain in-person schooling, travel and events. Despite these positive trends, the prevalence of new COVID-19 variants, a failure to achieve herd immunity, or other unforeseen circumstances may result in the continued spread of the virus throughout unvaccinated populations or a resurgence in infections among vaccinated populations. As a result, it remains unclear if recent positive trends will continue in developed markets and whether such trends will spread world-wide to countries with limited access to vaccines that are still experiencing rising COVID-19 cases, hospitalizations and deaths.

The effects of COVID-19 have affected and are likely to continue to affect certain sectors and industries more dramatically than others, and the effects borne by some will negatively affect the value of the issuers in those sectors and industries, which may adversely affect the value of a Fund’s investments in those sectors or industries. It is also true that the speed at which global economies recover, or fail to recover, from the COVID-19 pandemic will affect certain sectors, industries, and issuers more dramatically than others, which in turn may adversely affect certain Fund investments.

COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources, including access to COVID-19 vaccinations and treatments. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined fully at this time, but the effects could be present for an extended period of time. It is impossible to predict the effects on the Funds of these or similar events and market conditions in the future. However, it is possible that these or similar events and market conditions could have a significant and adverse effect on the NAV and/or risk profile of a Fund.

8. SUBSEQUENT EVENT

Effective September 1, 2021, Newton Investment Management North America, LLC (“Newton”) replaced Mellon, each a subsidiary of The Bank of New York Mellon Corporation, as the investment sub-adviser with respect to the CBOE S&P 500 PutWrite Strategy Fund, Enhanced Commodity Strategy Fund, and Managed Futures Strategy Fund (the “Affected Funds”). However, the portfolio managers of the Affected Funds also transitioned from Mellon to Newton and, therefore, the current portfolio managers of the Affected Funds will continue to be responsible for the day-to-day management of each respective Affected Fund’s portfolio after the transition effective date as employees of Newton. Additionally, the Affected Funds’ investment objective, and principal investment strategies and risks did not change.

WisdomTree Trust	167

Report of Independent Registered Public Accounting Firm

To the Shareholders of WisdomTree Bloomberg U.S. Dollar Bullish Fund, WisdomTree Chinese Yuan Strategy Fund, WisdomTree Emerging Currency Strategy Fund, WisdomTree Emerging Markets Corporate Bond Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Floating Rate Treasury Fund, WisdomTree Interest Rate Hedged High Yield Bond Fund, WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund, WisdomTree Mortgage Plus Bond Fund, WisdomTree Yield Enhanced U.S. Aggregate Bond Fund, WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund, WisdomTree Alternative Income Fund, WisdomTree CBOE S&P 500 PutWrite Strategy Fund, WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund) of WisdomTree Bloomberg U.S. Dollar Bullish Fund, WisdomTree Chinese Yuan Strategy Fund, WisdomTree Emerging Currency Strategy Fund, WisdomTree Emerging Markets Corporate Bond Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Floating Rate Treasury Fund, WisdomTree Interest Rate Hedged High Yield Bond Fund, WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund, WisdomTree Mortgage Plus Bond Fund, WisdomTree Yield Enhanced U.S. Aggregate Bond Fund, WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund, WisdomTree Alternative Income Fund, WisdomTree CBOE S&P 500 PutWrite Strategy Fund, WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund (collectively referred to as the “Funds”), (fifteen of the funds constituting WisdomTree Trust (the “Trust”)), including the schedules of investments (consolidated as it relates to WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund), as of August 31, 2021, and the related statements of operations and changes in net assets (consolidated as it relates to WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund), and the financial highlights (consolidated as it relates to WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund) for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position (consolidated as it relates to WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund) of each of the Funds (fifteen of the funds constituting WisdomTree Trust) at August 31, 2021, and the results of their operations (consolidated as it relates to WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund), changes in net assets (consolidated as it relates to WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund) and financial highlights (consolidated as it relates to WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund) for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights

WisdomTree Bloomberg U.S. Dollar Bullish Fund

WisdomTree Chinese Yuan Strategy Fund

WisdomTree Emerging Currency Strategy Fund

WisdomTree Emerging Markets Corporate Bond Fund

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Floating Rate Treasury Fund

WisdomTree Interest Rate Hedged High Yield Bond Fund

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund

WisdomTree CBOE S&P 500 PutWrite Strategy Fund

WisdomTree Managed Futures Strategy Fund

	For the year ended August 31, 2021	For each of the two years in the period ended August 31, 2021	For each of the five years in the period ended August 31, 2021
WisdomTree Mortgage Plus Bond Fund	For the year ended August 31, 2021	For the year ended August 31, 2021 and the period from November 14, 2019 (commencement of operations) through August 31, 2020
WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	For the year ended August 31, 2021	For each of the two years in the period ended August 31, 2021	For each of the four years in the period ended August 31, 2021 and the period from May 18, 2017 (commencement of operations) through August 31, 2017
WisdomTree Alternative Income Fund	For the period from May 6, 2021 (commencement of operations) through August 31, 2021
WisdomTree Enhanced Commodity Strategy Fund	For the period from December 19, 2020 through August 31, 2021 and for the period from January 1, 2020 through December 18, 2020	For the period from December 19, 2020 through August 31, 2021, the period from January 1, 2020 through December 18, 2020 and for the year ended December 31, 2019	For the period from December 19, 2020 through August 31, 2021, the period from January 1, 2020 through December 18, 2020 and each of the four years in the period ended December 31, 2019

168	WisdomTree Trust

Report of Independent Registered Public Accounting Firm (concluded)

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, New York

October 27, 2021

WisdomTree Trust	169

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

Consideration of the Approval of Sub-Advisory Agreements

WisdomTree Managed Futures Strategy Fund

WisdomTree CBOE S&P 500 PutWrite Strategy Fund

WisdomTree Enhanced Commodity Strategy Fund

(each, a “Fund” and collectively, the “Funds”)

At a meeting of the Board of Trustees (the “Board”) of the WisdomTree Trust (the “Trust”) held on August 19, 2021, the Trustees (the “Trustees”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), considered the approval of the Sub-Advisory Agreements (each, a “Sub-Advisory Agreement”), by and between WisdomTree Asset Management, Inc. (“WTAM”) and Newton Investment Management North America, LLC (the “Newton”) on behalf of the Funds, pursuant to which Newton would coordinate the investment and reinvestment of the assets of the Funds. Representatives of WTAM stated that the Funds were currently sub-advised by Mellon Investments Corporation (“Mellon”), and discussed plans to realign Mellon’s equities and multi-asset capabilities with Newton (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, as of September 1, 2021 (the “Effective Date”). WTAM representatives noted that, as a result of the Firm Realignment, the senior portfolio managers who are currently responsible for managing the investments of the Funds as employees of Mellon will become employees of Newton as of the Effective Date. It was also noted that two new portfolio managers would be responsible for providing services to the Funds. Consequently, WTAM proposed to engage Newton to serve as each Fund’s sub-adviser, pursuant to a Sub-Advisory Agreement, to be effective on the Effective Date. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from WTAM representatives and the Sub-Adviser. In considering the approval of the Sub-Advisory Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered. Each Fund was considered separately.

At the meeting, WTAM recommended the approval of each Sub-Advisory Agreement based on the following considerations, among others: (i) approval of the Sub-Advisory Agreement would permit the Fund’s current senior portfolio managers to continue to be responsible for the day-to-day management of the Fund’s portfolio after the Effective Date as employees of Newton; (ii) there will be no material changes to the Fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the Fund, and no increases in the management fee payable by the Fund as a result of the proposed changes to the sub-investment advisory arrangements; and (iii) WTAM (and not the Fund) will pay Newton for its sub-investment advisory services. The Board also considered the fact that WTAM stated that it believes there are no material changes to the information the Board had previously considered at a Board meeting held on September 29-30, 2020 (the “September Meeting”), at which the Board re-approved each sub-advisory agreement between WTAM and Mellon on behalf of the Funds for the ensuing year, other than the information about the Firm Realignment and Newton.

In determining whether to approve each Sub-Advisory Agreement, the Board considered the materials prepared by WTAM and Newton received in advance of the meeting and other information presented at the meeting, which included: (i) a form of the Sub-Advisory Agreement; (ii) a memorandum providing an overview of Newton; and (iii) Newton’s response to a 15(c) questionnaire provided by Fund counsel. The Board also considered the substance of discussions with representatives of WTAM and Mellon at the meeting and the September Meeting.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by Newton to each Fund under the Sub-Advisory Agreements, the Board considered: (i) Newton’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; and (iii) the investment strategy for each Fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by WTAM and WTAM’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the Funds by Newton after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by Newton under each Sub-Advisory Agreement, as well as Newton’s ability to render such services based on its resources and the experience of the investment team, which will include each Fund’s current senior portfolio managers, were adequate and appropriate for the Funds in light of each Fund’s investment objective, and supported a decision to approve the Sub-Advisory Agreements.

Comparative Analysis of the Funds’ Performance and Management Fee and Expense Ratio. The Board had considered each Fund’s investment performance and that of the investment team managing each Fund’s portfolio at the September Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). The Board considered the performance and that certain of the same investment professionals would continue to manage each Fund’s assets after the Effective Date as factors in evaluating the services to be provided by Newton under the Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the Sub-Advisory Agreements.

170	WisdomTree Trust

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)

The Board considered the fees to Newton in relation to the fees paid to WTAM by the Funds and the respective services to be provided by Newton and WTAM. The Board also noted that Newton’s fees will be paid by WTAM (out of its fee paid by the relevant Funds) and not the Funds. The Board considered the meaningful differences in the services that WTAM provides to the Funds as compared to Newton, including that Newton’s role in making investment recommendations with respect to a Fund tracking an index is a rules-based function, with oversight by WTAM in seeking to ensure compliance with such rules. The Board also considered Newton’s role in making investment recommendations with respect to a Fund that is model-based, with oversight by WTAM in seeking to ensure consistency with such quantitative models.

Based on this review and the other factors considered at the meeting, the Board concluded that, with respect to each Fund, the Fund’s performance, the fees paid to WTAM and Newton and the Fund’s total expenses supported the Board’s approval of the Sub-Advisory Agreements.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to Newton would be paid by WTAM, and not the Funds, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of each Fund’s Investment Advisory Agreement between WTAM and the Trust, on behalf of each Fund, which had been done at the September Meeting.

*    *    *    *    *    *

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the approval of the Sub-Advisory Agreements. In evaluating the Sub-Advisory Agreements, the Board considered the conclusions and determinations discussed above and also relied on its previous knowledge, gained through meetings and other interactions with WTAM and Mellon, of the Funds and the services provided to the Funds by WTAM and Mellon, and to be provided by Newton. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the Funds and the investment advisory and other services provided under the Agreements. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the Sub-Advisory Agreements.

Consideration of the Approval of Investment Advisory and Sub-Advisory Agreements

WisdomTree Alternative Income Fund (the “Fund”)

At a meeting of the Board of Trustees (the “Board”) of the WisdomTree Trust (the “Trust”) held on December 3-4, 2020, the Trustees (the “Trustees”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), considered the approval of the Investment Advisory Agreement (the “Advisory Agreement”), pursuant to which WisdomTree Asset Management, Inc. (“WTAM”) will provide the Fund with investment advisory services, and the Sub-Advisory Agreement (together with the Advisory Agreement, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Sub-Adviser”) will coordinate the investment and reinvestment of the assets of the Fund.

In considering whether to approve the Agreements, the Trustees considered and discussed information and analysis provided by WTAM and Broadridge Financial Solutions, Inc., an independent provider of investment company data. The Trustees noted that representatives from WTAM presented preliminary information to the Trustees regarding the Fund’s proposed investment objective and principal investment strategies and risks at a meeting of the Trust’s Investment Committee, a committee of Independent Trustees, held on December 3, 2020. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from WTAM representatives and the Sub-Adviser. In considering the approval of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services to be Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations throughout the year from WTAM representatives regarding the nature, extent, and quality of the services provided to the WisdomTree funds, recognizing WTAM’s and the Sub-Adviser’s operational capabilities and resources. It was noted that the Fund would be passively managed. The Board noted WTAM’s belief that shareholders will invest in the Fund on the strength of WTAM’s industry standing and reputation and with the expectation that WTAM will have a continuing role in providing advisory services to the Fund. The Board also noted the extensive responsibilities that WTAM will have as investment adviser to the Fund, including: the selection of, and supervisory responsibilities and activities over, the Sub-Adviser, including oversight of the Sub-Adviser’s adherence to the Fund’s investment strategy and restrictions, monitoring of the Sub-Adviser’s buying and selling of securities and derivatives transactions, review of Sub-Adviser performance, review of proxies voted by the Sub-Adviser and oversight of, and the provision of consultation to, the Sub-Adviser with respect to the creation of custom creation or redemption baskets for authorized participants; oversight of the daily valuation of the Fund’s portfolio holdings; oversight of general Fund compliance with federal and state laws; and implementation of Board directives as they relate to the Fund.

WisdomTree Trust	171

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (concluded)

The Board also considered research support available to, and management capabilities of, the Fund’s management personnel and that WTAM will provide oversight of day-to-day Fund operations, including fund accounting, tax matters, administration, compliance and legal assistance in meeting disclosure and regulatory requirements.

Based on review of this information and the other factors considered at the meeting, the Board concluded that the nature, extent and quality of services to be provided by WTAM and the Sub-Adviser under the Advisory Agreement and Sub-Advisory Agreement, respectively, are adequate and appropriate and supported the Board’s approval of the Agreements.

Comparative Analysis of the Fund’s Performance, Advisory Fees and Fund Expenses. As the Fund had not yet commenced operations, the Board was not able to review the Fund’s performance. The Board discussed with WTAM representatives the portfolio management team and the investment strategies to be employed in the management of the Fund’s assets. The Board noted the reputation and experience of WTAM and the Sub-Adviser.

The Board considered the fees to be paid to WTAM by the Fund. The Board examined the fee to be paid by the Fund in light of fees paid to other investment advisers by comparable funds and the method of computing the Fund’s fee. The Board also considered the fee to be paid to the Sub-Adviser in relation to the fee to be paid to WTAM by the Fund and the respective services to be provided by the Sub-Adviser and WTAM. The Board also noted the Sub-Adviser’s fee will be paid by WTAM (out of its fee paid by the Fund) and not by the Fund. The Board considered the meaningful differences in the services that WTAM will provide to the Fund as compared to the Sub-Adviser, including that the role of the Sub-Adviser in making investment recommendations with respect to the Fund tracking an index is a rules-based function, with oversight by WTAM in seeking to ensure compliance with such rules. The Board also considered the entrepreneurial and expense risk to be borne by WTAM that is associated with the Fund’s unitary fee structure, which includes minimum fees (such as those to the Sub-Adviser), regardless of whether the asset size of the Fund grows to a sufficient size. Based on this review, the Board concluded that the fees to be paid to WTAM and the Sub-Adviser supported the Board’s approval of the Agreements.

Analysis of Profitability and Economies of Scale. As the Fund had not yet commenced operations, WTAM representatives were not able to review the dollar amount of expenses allocated and profit received by WTAM, or any economies of scale. The Board considered potential benefits to WTAM and the Sub-Adviser from acting as investment adviser and sub-adviser, respectively. The Board also considered the uncertainty of the estimated asset levels and the renewal requirements for advisory agreements and their ability to review the advisory fees annually after the initial term of the Agreements. The Board determined that because the Fund had not yet commenced operations, economies of scale were not a factor, but, to the extent in the future it were determined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund in connection with future renewals.

*    *    *    *    *    *

In evaluating the Agreements, the Board considered the conclusions and determinations discussed above and also relied on its knowledge, gained through meetings and other interactions with WTAM and the Sub-Adviser, of other funds advised by WTAM and the Sub-Adviser. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the Agreements.

172	WisdomTree Trust

Liquidity Risk Management Program (unaudited)

The Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 (the “Rule”) under the Investment Company Act of 1940, as amended. The Rule requires registered open-end funds, including exchange-traded funds such as the Funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The Rule is designed to mitigate the risk that a Fund could not meet redemption requests without significantly diluting the interest of remaining investors. The Board has appointed WisdomTree Asset Management, Inc., the investment advisor to the Funds, as the Program Administrator for each Fund’s Program.

The Rule requires the Funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-ended fund and whether the Fund has a relatively concentrated portfolio or large positions in particular issuers. The Funds must also assess their use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The Rule also requires the Funds to classify their investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid or illiquid based on the number of days a Fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a Fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value of the investment. A Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a Fund permits redemptions in-kind, the Rule requires the Fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the Rule’s requirements, the Program has been reviewed and approved by the Fund’s Board. Furthermore, the Board has received a written report prepared by the Program Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program. The Program Administrator has monitored the Fund’s liquidity risk and the liquidity classifications of the securities held by the Fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the Funds. During the period, the Funds held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable Fund redemption forecasts and foreseeable stressed Fund redemption forecasts, the Program Administrator believes that the Funds maintain sufficient highly liquid assets to meet Fund redemptions.

WisdomTree Trust	173

Trustees and Officers Information (unaudited)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee/ Officer During Past 5 Years
Trustees Who Are Interested Persons of the Trust
Jonathan Steinberg (1964)	Trustee, 2005- present; President, 2005- present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments and WisdomTree Asset Management from 2012 to 2019.	73	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management.

Trustees Who Are Not Interested Persons of the Trust
David G. Chrencik* (1948)	Trustee, 2014- present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	73	None

Joel Goldberg**, *** (1945)	Trustee, 2012- present	Attorney, Partner at Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	73	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro*** (1955)	Trustee, 2006- present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	73	None

Melinda A. Raso Kirstein**** (1955)	Trustee, 2014- present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	73	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006- present; Chairman of the Board, 2006- present	Private Investor, from 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	73	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame (2001- 2016).

174	WisdomTree Trust

Trustees and Officers Information (unaudited) (concluded)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee/ Officer During Past 5 Years
Officers of the Trust
Jonathan Steinberg***** (1964)	President, 2005- present; Trustee, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments and WisdomTree Asset Management from 2012 to 2019.	73	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management.

David Castano***** (1971)	Treasurer, 2013- present	Head of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Director of Fund Accounting & Administration, WisdomTree Asset Management, 2011 to 2020.	73	None

Terry Jane Feld***** (1960)	Chief Compliance Officer, 2012- present	Chief Compliance Officer WisdomTree Asset Management since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011.	73	None

Ryan Louvar***** (1972)	Secretary and Chief Legal Officer, 2013- present	General Counsel, WisdomTree Asset Management since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	73	None

Joanne Antico***** (1975)	Assistant Secretary, 2018- present	Assistant General Counsel, WisdomTree Asset Management since 2016; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	73	None

Clint Martin***** (1977)	Assistant Treasurer, 2015- present	Director of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, 2012 to 2020.	73	None

+	As of August 31, 2021.

*	Chair of the Audit Committee.

**	Chair of the Contracts Review Committee.

***	Co-Chair of the Governance, Nominating and Compliance Committee.

****	Chair of the Investment Committee.

*****	Elected by and serves at the pleasure of the Board.

WisdomTree Trust	175

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year or period ended August 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

The Funds designate the following amount of ordinary income distributions paid during the fiscal year or period ended August 31, 2021 from qualified short-term gains and qualified interest income:

Fund	Qualified Short-Term Gains	Qualified Interest Income
U.S. Dollar Bullish Fund	0.00%	99.97%
Chinese Yuan Strategy Fund	0.00%	100.00%
Emerging Currency Strategy Fund	0.00%	100.00%
Emerging Markets Corporate Bond Fund	0.00%	2.42%
Emerging Markets Local Debt Fund	0.00%	0.03%
Floating Rate Treasury Fund	100.00%	100.00%
Interest Rate Hedged High Yield Bond Fund	0.00%	97.40%
Interest Rate Hedged U.S. Aggregate Bond Fund	0.00%	99.99%
Mortgage Plus Bond Fund	100.00%	99.21%
Yield Enhanced U.S. Aggregate Bond Fund	100.00%	91.30%
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	100.00%	89.90%
Alternative Income Fund[1]	0.00%	0.00%
CBOE S&P 500 PutWrite Strategy Fund	0.00%	86.03%
Enhanced Commodity Strategy Fund (consolidated)[2]	0.00%	0.00%
Managed Futures Strategy Fund (consolidated)	0.00%	98.52%
[1]	For the period May 6, 2021 (commencement of operations) through August 31, 2021.

[2]	For the period December 19, 2020 (post-reorganization) through August 31, 2021.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries during the fiscal year or period ended August 31, 2021. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	ForeignTaxes Paid
U.S. Dollar Bullish Fund	$—	$—
Chinese Yuan Strategy Fund	—	—
Emerging Currency Strategy Fund	—	—
Emerging Markets Corporate Bond Fund	—	—
Emerging Markets Local Debt Fund	6,757,494	216,839
Floating Rate Treasury Fund	—	—
Interest Rate Hedged High Yield Bond Fund	—	—
Interest Rate Hedged U.S. Aggregate Bond Fund	—	—
Mortgage Plus Bond Fund	—	—
Yield Enhanced U.S. Aggregate Bond Fund	—	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	—	—
Alternative Income Fund[1]	—	—
CBOE S&P 500 PutWrite Strategy Fund	—	—
Enhanced Commodity Strategy Fund (consolidated)[2]	—	—
Managed Futures Strategy Fund (consolidated)	—	—
[1]	For the period May 6, 2021 (commencement of operations) through August 31, 2021.

[2]	For the period December 19, 2020 (post-reorganization) through August 31, 2021.

176	WisdomTree Trust

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent

12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). Copies of the filings may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com.

WisdomTree Trust	177

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus, containing this and other information, is available at www.wisdomtree.com, or by calling 1-866-909-WISE (9473). Investors should read the prospectus carefully before investing.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers.

Fixed income investments are subject to interest rate risk; their value will normally decline as interest rates rise. In addition, when interest rates fall, income may decline. Fixed income investments are also subject to credit risk, the risk that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. High-yield or “junk” bonds have lower credit ratings and involve a greater risk to principal. One of the risks associated with the Enhanced Commodity Strategy Fund (GCC) and the Managed Futures Strategy Fund (WTMF) is the complexity of the different factors which contribute to the Funds’ performance, as well as their correlation (or non-correlation) to other asset classes. These factors include use of long and short positions in commodity futures contracts, foreign currency contracts, swaps and other derivatives. An investment in GCC and WTMF is speculative and involves a substantial degree of risk. GCC and WTMF should not be used as a proxy for taking long only (or short only) positions in commodities or currencies. In markets without sustained price trends or markets that quickly reverse or “whipsaw” GCC and WTMF may suffer significant losses. Unlike typical exchange-traded funds, there are no indexes that the actively managed Currency Strategy Funds, actively managed Fixed Income Funds or GCC and WTMF attempt to track or replicate. Thus, the ability of these Funds to achieve their objectives will depend on the effectiveness of the portfolio manager. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Commodities and futures are generally volatile and are not suitable for all investors. Investments in commodities may be affected by overall market movements, changes in interest rates and other factors such as weather, disease, embargoes and international economic and political developments.

Indexes are unmanaged and you cannot invest directly in an index.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds by Authorized Participants in large creation unit sizes of shares.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S. only.

WTGM-5474

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	The code of ethics is attached hereto as exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial expert serving on the registrant’s audit committee is David Chrencik, who is an independent trustee of the registrant, as that term is defined under Item 3(a) (2).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $341,971 for 2021 and $295,431 for 2020.

Audit-Related Fees

(b)

The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2021 and $0 for 2020.

Tax Fees

(c)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $128,157 for 2021 and $137,240 for 2020.

All Other Fees

(d)	The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2021 and $0 for 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c) (7) (A), the registrant’s audit committee charter provides that the audit committee shall select and approve in advance the retention of independent accountants to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve prior to appointment the engagement of the principal accountant to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser, or any entity controlling, controlled by, or under common control with its investment adviser (“adviser/affiliate”) that provides ongoing services to the registrant, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the registrant. The audit committee must also, prior to appointment of the engagement of the principal accountant, review and approve the fees proposed to be charged to the registrant by the auditors for each audit and non-audit service. The audit committee must also consider whether non-audit services provided by the registrant’s principal accountant to the registrant’s investment adviser, or adviser/affiliate that provides ongoing services to the registrant are compatible with maintaining the auditor’s independence.

(e)(2)	The registrant’s audit committee has approved 100% of services described in each of Items 4(b) through (d) pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $128,157 for 2021 and $137,240 for 2020.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are David Chrencik, Melinda Raso Kirstein and Victor Ugolyn.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	WisdomTree Trust

By (Signature and Title)	/s/Jonathan Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: November 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/Jonathan Steinberg
Jonathan L. Steinberg, President
(principal executive officer)
Date: November 3, 2021

By (Signature and Title)	/s/David Castano
David Castano, Treasurer
(principal financial officer)
Date: November 3, 2021